[PHOTOGRAPH]                        [LOGO - NATIONWIDE ADVISORY SERVICES, INC.]




                                         PROSPECTUS
                                         ----------
                                           1997



                 [LOGO - NATIONWIDE ADVISORY SERVICES, INC.]






NATIONWIDE(R) FAMILY OF FUNDS
-----------------------------

NATIONWIDE(R) GROWTH FUND

NATIONWIDE(R) FUND

NATIONWIDE(R) BOND FUND

NATIONWIDE(R) TAX-FREE INCOME FUND

NATIONWIDE(R) U.S. GOVERNMENT INCOME FUND

NATIONWIDE(R) MONEY MARKET FUND

This Prospectus provides
you with information you
should know before
investing in the Funds.
Read it and keep it for
future reference.

Statements of Additional
Information dated February
28, 1997, incorporated
herein by reference and
containing further
information about the
Funds, have been filed
with the Securities and
Exchange Commission. You
may obtain a copy without
charge by calling or
writing Nationwide
Advisory Services, Inc.
(NAS), Three Nationwide
Plaza, P.O. Box 1492,
Columbus, Ohio 43216-1492.

Nationwide Investing
Foundation (NIF) and
Nationwide Investing
Foundation II (NIF-II) are
diversified open-end
investment management
companies.

NIF was created under the
laws of Michigan by an
Indenture of Trust, dated
May 5, 1933. NIF-II was
created under the laws of
Massachusetts as a
Massachusetts Business
Trust on October 5, 1985.
The Trusts offer shares in
six separate mutual funds,
each with its own
investment objectives.

NIF FUNDS:
Nationwide(R) Growth Fund
Nationwide(R) Fund
Nationwide(R) Bond Fund
Nationwide(R) Money Market
        Fund

NIF-II FUNDS:
Nationwide(R) Tax-Free
              Income Fund
Nationwide(R) U.S.
              Government
              Income Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION, NOR HAS THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

AN INVESTMENT IN THE NATIONWIDE MONEY MARKET FUND IS
NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT
AND THERE CAN BE NO ASSURANCE THAT THE NATIONWIDE MONEY
MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET
VALUE OF $1.00 PER SHARE.

                        Three Nationwide Plaza - P.O.
                        Box 1492
                        Columbus, Ohio 43216-1492
                        February 28, 1997

                        Call toll-free 1-800-848-0920
                        for information, assistance,
                        and wire orders, 8 AM-5 PM

                        Call toll-free 1-800-637-0012
                        for 24-hour account access

                        FAX: (614) 249-8705

                                    CONTENTS

                              Summary of Fund Expenses...................    3
                              Financial Highlights.......................    4
                              Which Fund Is Right for You................    6
                              Historical Performance.....................    7
                              Objectives, Management, Performance and
                                Holdings.................................    9
                              Minimum Investment.........................   15
                              How to Purchase Shares.....................   16
                              How to Sell (Redeem) Shares................   17
                              Investor Strategies........................   19
                              Investor Privileges........................   20
                              Investor Services..........................   23
                              Management of the Trusts...................   24
                              The Effect of Interest Rates on Bond
                                Values...................................   24
                              Distributions and Taxes....................   25
                              Tax Advantages of the Tax-Free Income
                                Fund.....................................   26
                              Performance Advertising for the Funds......   27
                              Additional Information.....................   29

                                                          NATIONWIDE(R)
                                                            FAMILY OF
                                                              FUNDS

                                                    NATIONWIDE(R)
                                                    GROWTH FUND
                                                    Capital Appreciation --
                                                    Companies of all sizes

                                                    NATIONWIDE(R)
                                                    FUND
                                                    Capital Appreciation --
                                                    Generally larger
                                                    company stocks

                                                    NATIONWIDE(R)
                                                    BOND FUND
                                                    Monthly Income --
                                                    A-Rated or better
                                                    debt securities

                                                    NATIONWIDE(R)
                                                    TAX-FREE INCOME
                                                    FUND
                                                    Monthly Income --
                                                    Free from Federal taxes

                                                    NATIONWIDE(R)
                                                    U.S. GOVERNMENT
                                                    INCOME FUND
                                                    Monthly Income --
                                                    U.S. Gov't securities

                                                    NATIONWIDE(R)
                                                    MONEY MARKET FUND
                                                    Monthly Income --
                                                    Current rates of return

                         NATIONWIDE(R) FAMILY OF FUNDS

SUMMARY OF
FUND EXPENSES

This summary helps you
understand the various
costs and expenses you
will bear, directly or
indirectly, when investing
in the funds.

For a more detailed
explanation of these
expenses, see "Management
of the Trusts" on page 24.
The expenses and fees in
this table are based on
the fiscal year ended
October 31, 1996.

NIF FUNDS:
Nationwide(R) Growth Fund
Nationwide(R) Fund
Nationwide(R) Bond Fund
Nationwide(R) Money Market
              Fund
NIF-II FUNDS:
Nationwide(R) Tax-Free
              Income Fund
Nationwide(R) U.S.
              Government
              Income Fund

                      SHAREHOLDER TRANSACTION EXPENSES

                                                                                         TAX-FREE    U.S. GOV'T     MONEY
                                                               GROWTH    FUND    BOND     INCOME       INCOME       MARKET
                               Maximum Sales Charge Imposed
                                 on Purchases*                  4.5%     4.5%    4.5%      None         None         None
                               Maximum Contingent Deferred
                                 Sales Charge on
                                 Redemptions**                  None     None    None      5.0%         5.0%         None
                               Maximum Sales Charge Imposed
                                 on Reinvested Dividends        None     None    None      None         None         None
                               Redemption Fees(+)               None     None    None      None         None         None
                               Exchange Fees                    None     None    None      None         None         None

                      * Lower sales charges are available as the amount of the investment increases. To receive even greater sales charge discounts, investors may also include the value of shares held in other accounts (including household family members' accounts). See page 20.

                      ** The Contingent Deferred Sales Charge declines by 1% each year, from 5% to 0% after 5 years. See page 18.

                      (+) Although no redemption fee is charged, applicable contingent deferred sales charges apply to redemptions from the Nationwide Tax-Free Income Fund and Nationwide U.S. Government Income Fund. If you choose to have your redemption wired to your bank, a $5 wire transfer fee will be deducted from the proceeds.

                      ANNUAL FUND OPERATING EXPENSES
                      (as a percentage of average net assets, after expense reimbursements)

                                                                                          TAX-FREE    U.S. GOV'T     MONEY
                                                              GROWTH    FUND     BOND      INCOME       INCOME       MARKET
                               Management Fees                0.50%     0.50%    0.50%      0.65%        0.65%       0.45%*
                               12b-1 Fees                        0%        0%       0%     0.20%+       0.20%+           0%
                               Other Expenses                 0.14%     0.11%    0.20%      0.11%        0.21%        0.15%
                                                              ------    -----    -----    --------    ----------    --------
                               Total Fund Operating Expenses  0.64%     0.61%    0.70%     0.96%+       1.06%+       0.60%*

                      (+) For the Tax-Free Income and U.S. Government Income Funds, the distributor will charge a 12b-1 fee of .20%, rather than the .35% allowed and waive the remaining .15% until further written notice.

                      * The investment manager will waive .05% of the .50% management fee until further written notice.

                      Example:
                      The following example illustrates the expenses you would pay on a $1,000 investment over various time periods assuming: (1) a 5% annual return, and (2) redemption at the end of each time period. Contingent deferred sales charges apply to redemptions of shares held 5 years or less in the Tax-Free Income and U.S. Government Income Funds. For more information see page 18.

                                                                                 TAX-FREE         U.S. GOV'T       MONEY
                                                  GROWTH     FUND     BOND        INCOME            INCOME         MARKET
                                1 Year             $ 51      $ 51     $ 52     $ 60     $ 10*    $ 61     $ 11*     $  6
                                3 Years            $ 65      $ 64     $ 66     $ 61     $ 31*    $ 64     $ 34*     $ 19
                                5 Years            $ 79      $ 78     $ 82     $ 63     $ 53*    $ 68     $ 58*     $ 33
                               10 Years            $121      $118     $128     $118     $118*    $129     $129*     $ 75

                      This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

                      * Tax-Free Income and U.S. Government Income expenses assuming no redemption.

                              FINANCIAL HIGHLIGHTS

        For a Share Outstanding Throughout the Periods Ended October 31,

                                           Net
                                         Realized                                      Distributions
            Net                        Gain (Loss)                                       from Net                           Net
           Asset                           and             Total        Dividends        Realized                          Asset
          Value--         Net           Unrealized          from         from Net        Gain from                         Value--
         Beginning     Investment      Appreciation      Investment     Investment      Investment           Total         End of
         of Period       Income       (Depreciation)     Operations       Income       Transactions      Distributions     Period
     (Growth Fund)
                                       INCOME FROM
                                  INVESTMENT OPERATIONS                               LESS DISTRIBUTIONS
          $  9.86         $.27            $ (.28)          $ (.01)        $ (.30)         $ (1.21)          $ (1.51)       $ 8.34
     ----------------------------------------------------------------------------------------------------------------------------
             8.34          .23              1.70             1.93           (.42)           (1.07)            (1.49)         8.78
     ----------------------------------------------------------------------------------------------------------------------------
             8.78          .31               .63              .94           (.20)            (.34)             (.54)         9.18
     ----------------------------------------------------------------------------------------------------------------------------
             9.18          .33             (1.53)           (1.20)          (.31)            (.33)             (.64)         7.34
     ----------------------------------------------------------------------------------------------------------------------------
             7.34          .22              2.77             2.99           (.25)            (.51)             (.76)         9.57
     ----------------------------------------------------------------------------------------------------------------------------
             9.57          .20               .46              .66           (.20)            (.09)             (.29)         9.94
     ----------------------------------------------------------------------------------------------------------------------------
             9.94          .17              1.41             1.58           (.17)            (.21)             (.38)        11.14
     ----------------------------------------------------------------------------------------------------------------------------
            11.14          .09               .53              .62           (.19)            (.22)             (.41)        11.35
     ----------------------------------------------------------------------------------------------------------------------------
            11.35          .21              2.10             2.31           (.20)            (.24)             (.44)        13.22
     ----------------------------------------------------------------------------------------------------------------------------
            13.22          .16              1.36             1.52           (.16)           (1.24)            (1.40)        13.34

     (Nationwide Fund)
           $ 14.54         $.36           $ (.19)          $  .17         $ (.37)         $  (.81)          $ (1.18)       $13.53
     ----------------------------------------------------------------------------------------------------------------------------
            13.53          .35              1.63             1.98           (.47)           (1.42)            (1.89)        13.62
     ----------------------------------------------------------------------------------------------------------------------------
            13.62          .44              2.78             3.22           (.45)           (1.51)            (1.96)        14.88
     ----------------------------------------------------------------------------------------------------------------------------
            14.88          .37             (1.23)            (.86)          (.39)           (1.31)            (1.70)        12.32
     ----------------------------------------------------------------------------------------------------------------------------
            12.32          .38              3.97             4.35           (.40)            (.50)             (.90)        15.77
     ----------------------------------------------------------------------------------------------------------------------------
            15.77          .37               .98             1.35           (.36)            (.45)             (.81)        16.31
     ----------------------------------------------------------------------------------------------------------------------------
            16.31          .31               .67              .98           (.33)            (.41)             (.74)        16.55
     ----------------------------------------------------------------------------------------------------------------------------
            16.55          .37               .41              .78           (.36)            (.85)            (1.21)        16.12
     ----------------------------------------------------------------------------------------------------------------------------
            16.12          .31              2.49             2.80           (.31)           (1.26)            (1.57)        17.35
     ----------------------------------------------------------------------------------------------------------------------------
            17.35          .36              3.98             4.34           (.35)            (.93)            (1.28)        20.41

     (Bond Fund)
          $ 10.21         $.88            $ (.90)          $ (.02)        $ (.87)         $  (.04)          $  (.91)       $ 9.28
     ----------------------------------------------------------------------------------------------------------------------------
             9.28          .88               .18             1.06           (.99)              --              (.99)         9.35
     ----------------------------------------------------------------------------------------------------------------------------
             9.35          .88              (.02)             .86           (.84)              --              (.84)         9.37
     ----------------------------------------------------------------------------------------------------------------------------
             9.37          .88              (.36)             .52           (.90)              --              (.90)         8.99
     ----------------------------------------------------------------------------------------------------------------------------
             8.99          .85               .45             1.30           (.83)              --              (.83)         9.46
     ----------------------------------------------------------------------------------------------------------------------------
             9.46          .76               .23              .99           (.85)              --              (.87)*        9.58
     ----------------------------------------------------------------------------------------------------------------------------
             9.58          .74               .52             1.26           (.77)              --              (.77)        10.07
     ----------------------------------------------------------------------------------------------------------------------------
            10.07          .60             (1.56)            (.96)          (.65)              --              (.65)         8.46
     ----------------------------------------------------------------------------------------------------------------------------
             8.46          .63              1.04             1.67           (.63)              --              (.63)         9.50
     ----------------------------------------------------------------------------------------------------------------------------
             9.50          .61              (.15)             .46           (.62)              --              (.62)         9.34
     ----------------------------------------------------------------------------------------------------------------------------

                                             Net
                                         Investment                     Average        Net Assets
                          Expenses       Income to                     Commission      at End of
            Total        to Average       Average          Portfolio      Rate          Period
            Return       Net Assets      Net Assets        Turnover       Paid          (000's)
     (Growth Fund)
                                 RATIOS & SUPPLEMENTAL DATA                               ASSETS               YEAR
              (.3)%        .64%             2.70%            69.9%          --          $ 192,723              1987
     ----------------------------------------------------------------------------------------------------------------------------
             28.4          .67              2.82             40.8           --            231,901              1988
     ----------------------------------------------------------------------------------------------------------------------------
             11.2          .67              3.35             38.8           --            252,456              1989
     ----------------------------------------------------------------------------------------------------------------------------
            (14.1)         .68              3.86             36.2           --            198,691              1990
     ----------------------------------------------------------------------------------------------------------------------------
             43.4          .68              2.54             12.4           --            277,019              1991
     ----------------------------------------------------------------------------------------------------------------------------
              6.9          .65              1.97             13.1           --            330,950              1992
     ----------------------------------------------------------------------------------------------------------------------------
             16.2          .68              1.63             10.2           --            411,853              1993
     ----------------------------------------------------------------------------------------------------------------------------
              5.7          .68              1.71             14.5           --            464,715              1994
     ----------------------------------------------------------------------------------------------------------------------------
             21.0          .66              1.66             27.1           --            582,927              1995
     ----------------------------------------------------------------------------------------------------------------------------
             12.4          .64              1.20             25.6        5.3923c          655,616              1996

     (Nationwide Fund)
               .9%         .62%             2.25%            22.2%          --          $ 383,099              1987
     ----------------------------------------------------------------------------------------------------------------------------
             17.2          .63              2.79             13.3           --            407,175              1988
     ----------------------------------------------------------------------------------------------------------------------------
             27.1          .64              3.21             21.9           --            469,427              1989
     ----------------------------------------------------------------------------------------------------------------------------
             (7.0)         .63              2.69             13.4           --            441,188              1990
     ----------------------------------------------------------------------------------------------------------------------------
             36.5          .61              2.56             13.6           --            620,113              1991
     ----------------------------------------------------------------------------------------------------------------------------
              8.7          .61              2.32             12.8           --            726,012              1992
     ----------------------------------------------------------------------------------------------------------------------------
              6.2          .62              1.96             25.8           --            753,239              1993
     ----------------------------------------------------------------------------------------------------------------------------
              4.9          .63              2.26             15.4           --            706,674              1994
     ----------------------------------------------------------------------------------------------------------------------------
             19.2          .63              1.95             16.5           --            795,666              1995
     ----------------------------------------------------------------------------------------------------------------------------
             26.1          .61              1.89             16.7        5.9393c          958,590              1996

     (Bond Fund)
              (.3)%       .70%              8.95%            61.2%          --          $  32,712              1987
     ----------------------------------------------------------------------------------------------------------------------------
             12.0         .66               9.45             73.1           --             35,759              1988
     ----------------------------------------------------------------------------------------------------------------------------
              9.7         .68               9.38             72.7           --             36,430              1989
     ----------------------------------------------------------------------------------------------------------------------------
              5.9         .68               9.62             82.1           --             36,378              1990
     ----------------------------------------------------------------------------------------------------------------------------
             15.1         .67               9.13             93.6           --             54,187              1991
     ----------------------------------------------------------------------------------------------------------------------------
             10.9         .65               8.63            100.8           --             90,187              1992
     ----------------------------------------------------------------------------------------------------------------------------
             13.6         .68               7.63             68.5           --            151,090              1993
     ----------------------------------------------------------------------------------------------------------------------------
             (9.8%)       .71               7.11             58.0           --            124,455              1994
     ----------------------------------------------------------------------------------------------------------------------------
             20.4         .71               7.04             70.4           --            133,633              1995
     ----------------------------------------------------------------------------------------------------------------------------
              5.1         .70               6.60             39.0           --            133,253              1996
     ----------------------------------------------------------------------------------------------------------------------------

* Includes $.02 from Paid In Capital.

THE INFORMATION IN THE ABOVE TABLES HAS BEEN AUDITED BY KPMG PEAT MARWICK LLP, INDEPENDENT AUDITORS, WHOSE REPORTS THEREON INSOFAR AS IT RELATES TO EACH OF THE YEARS IN THE FIVE YEAR PERIOD ENDED OCTOBER 31, 1996, APPEAR IN THE STATEMENTS OF ADDITIONAL INFORMATION. THE STATEMENTS OF ADDITIONAL INFORMATION AND THE ANNUAL REPORT FOR THE FUNDS, WHICH CONTAIN FURTHER INFORMATION ABOUT THE FUNDS' PERFORMANCE INCLUDING MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE, MAY BE OBTAINED FREE OF CHARGE BY CALLING 1-800-848-0920.

                              FINANCIAL HIGHLIGHTS

        For a Share Outstanding Throughout the Periods Ended October 31,

                                           Net
                                         Realized                                      Distributions
            Net                        Gain (Loss)                                       from Net                           Net
           Asset                           and             Total        Dividends        Realized                          Asset
          Value--         Net           Unrealized          from         from Net        Gain from                         Value--
         Beginning     Investment      Appreciation      Investment     Investment      Investment           Total         End of
         of Period       Income       (Depreciation)     Operations       Income       Transactions      Distributions     Period
     (Tax-Free Income)
                                        INCOME FROM
                                   INVESTMENT OPERATIONS                              LESS DISTRIBUTIONS
          $  9.99         $.61            $(1.35)          $ (.74)        $ (.61)         $  (.03)          $  (.64)       $ 8.61
     ----------------------------------------------------------------------------------------------------------------------------
             8.61          .62               .75             1.37           (.62)              --              (.62)         9.36
     ----------------------------------------------------------------------------------------------------------------------------
             9.36          .62               .08              .70           (.62)              --              (.62)         9.44
     ----------------------------------------------------------------------------------------------------------------------------
             9.44          .61              (.13)             .48           (.61)              --              (.61)         9.31
     ----------------------------------------------------------------------------------------------------------------------------
             9.31          .58               .50             1.08           (.58)              --              (.58)         9.81
     ----------------------------------------------------------------------------------------------------------------------------
             9.81          .56               .13              .69           (.56)              --              (.56)         9.94
     ----------------------------------------------------------------------------------------------------------------------------
             9.94          .54              1.10             1.64           (.54)            (.09)             (.63)        10.95
     ----------------------------------------------------------------------------------------------------------------------------
            10.95          .53             (1.45)            (.92)          (.51)            (.12)             (.63)         9.40
     ----------------------------------------------------------------------------------------------------------------------------
             9.40          .51               .84             1.35           (.53)              --              (.53)        10.22
     ----------------------------------------------------------------------------------------------------------------------------
            10.22          .51               .02              .53           (.51)              --              (.51)        10.24

     (U.S. Gov't)
          $ 10.00         $.46            $ (.03)          $  .43         $ (.46)         $    --           $  (.46)       $ 9.97
     ----------------------------------------------------------------------------------------------------------------------------
             9.97          .53               .45              .98           (.53)            (.16)             (.69)        10.26
     ----------------------------------------------------------------------------------------------------------------------------
            10.26          .54              (.96)            (.42)          (.55)            (.07)             (.62)         9.22
     ----------------------------------------------------------------------------------------------------------------------------
             9.22          .59               .89             1.48           (.58)              --              (.58)        10.12
     ----------------------------------------------------------------------------------------------------------------------------
            10.12          .59              (.08)             .51           (.59)**            --              (.59)        10.04


                                                           Net             Net
                                                       Investment       Investment                       Net Assets
                         Expenses        Expenses       Income to        Income to                        at End of
            Total       to Average      to Average       Average          Average         Portfolio        Period
            Return      Net Assets      Net Assets*     Net Assets      Net Assets*       Turnover         (000's)

     (Tax-Free Income)
                                          RATIOS & SUPPLEMENTAL DATA                                        ASSETS          YEAR
             (7.9)%        .97%             1.32%            6.42%          6.32%           202.8%        $  37,815         1987
     ----------------------------------------------------------------------------------------------------------------------------
             16.3          .86              1.21             6.82           6.45            117.7            51,884         1988
     ----------------------------------------------------------------------------------------------------------------------------
              7.7          .85              1.20             6.62           6.28             79.7            72,097         1989
     ----------------------------------------------------------------------------------------------------------------------------
              5.3          .90              1.16             6.51           6.25             68.9            89,374         1990
     ----------------------------------------------------------------------------------------------------------------------------
             11.9         1.01              1.16             6.05           5.90             45.5           122,005         1991
     ----------------------------------------------------------------------------------------------------------------------------
              7.2          .98              1.13             5.62           5.47             69.8           170,650         1992
     ----------------------------------------------------------------------------------------------------------------------------
             17.0          .98              1.13             5.07           4.92             28.4           253,042         1993
     ----------------------------------------------------------------------------------------------------------------------------
            (8.7)          .99              1.14             5.02           4.87             59.2           241,097         1994
     ----------------------------------------------------------------------------------------------------------------------------
             14.7          .98              1.13             5.20           5.05             31.7           262,484         1995
     ----------------------------------------------------------------------------------------------------------------------------
              5.3          .96              1.11             4.98           4.83             24.2           264,642         1996

     (U.S. Gov't)
              7.3%        1.00%             1.17%            6.38%          6.21%           157.4%        $  18,211         1992#
     ----------------------------------------------------------------------------------------------------------------------------
             10.2         1.10              1.25             5.12           4.97             99.0            38,452         1993
     ----------------------------------------------------------------------------------------------------------------------------
             (4.2)        1.09              1.24             5.62           5.47             67.5           37,749          1994
     ----------------------------------------------------------------------------------------------------------------------------
             16.5         1.00              1.23             5.92           5.77             25.4           39,777          1995
     ----------------------------------------------------------------------------------------------------------------------------
              5.3         1.06              1.21             5.86           5.71              9.3           39,497          1996

     # Period from February 10, 1992 (date of commencement of operations) through October 31, 1992. Ratio percentages and total return are annualized for periods of less than twelve months.



                                           Net
                                         Realized                                      Distributions
            Net                        Gain (Loss)                                       from Net                           Net
           Asset                           and             Total        Dividends        Realized                          Asset
          Value--         Net           Unrealized          from         from Net        Gain from                         Value--
         Beginning     Investment      Appreciation      Investment     Investment      Investment           Total         End of
         of Period       Income       (Depreciation)     Operations       Income       Transactions      Distributions     Period
     (Tax-Free Income)
                                        INCOME FROM
                                   INVESTMENT OPERATIONS                              LESS DISTRIBUTIONS
     (Money Market)
          $  1.00         $.06                --           $  .06         $ (.06)              --           $  (.06)       $ 1.00
     ----------------------------------------------------------------------------------------------------------------------------
             1.00          .07                --              .07           (.07)              --              (.07)         1.00
     ----------------------------------------------------------------------------------------------------------------------------
             1.00          .09                --              .09           (.09)              --              (.09)         1.00
     ----------------------------------------------------------------------------------------------------------------------------
             1.00          .08                --              .08           (.08)              --              (.08)         1.00
     ----------------------------------------------------------------------------------------------------------------------------
             1.00          .06                --              .06           (.06)              --              (.06)         1.00
     ----------------------------------------------------------------------------------------------------------------------------
             1.00          .03                --              .03           (.03)              --              (.03)         1.00
     ----------------------------------------------------------------------------------------------------------------------------
             1.00          .03                --              .03           (.03)              --              (.03)         1.00
     ----------------------------------------------------------------------------------------------------------------------------
             1.00          .03                --              .03           (.03)              --              (.03)         1.00
     ----------------------------------------------------------------------------------------------------------------------------
             1.00          .05                --              .05           (.05)              --              (.05)         1.00
     ----------------------------------------------------------------------------------------------------------------------------
             1.00          .05                --              .05           (.05)              --              (.05)         1.00
     ----------------------------------------------------------------------------------------------------------------------------


                                                           Net             Net
                                                       Investment       Investment                     Net Assets
                         Expenses        Expenses       Income to        Income to                      at End of
            Total       to Average      to Average       Average          Average         Portfolio      Period
            Return      Net Assets      Net Assets*     Net Assets      Net Assets*       Turnover       (000's)

     (Money Market Fund)
                                          RATIOS & SUPPLEMENTAL DATA                                       ASSETS           YEAR
              5.9%         .79%            .79%              5.75%          5.75%              --         $ 388,750         1987
     ----------------------------------------------------------------------------------------------------------------------------
              6.9          .76              .76              6.71           6.71               --           421,901         1988
     ----------------------------------------------------------------------------------------------------------------------------
              8.9          .74              .74              8.55           8.55               --           535,257         1989
     ----------------------------------------------------------------------------------------------------------------------------
              8.0          .73              .73              7.67           7.67               --           600,324         1990
     ----------------------------------------------------------------------------------------------------------------------------
              6.1          .71              .71              5.97           5.97               --           594,987         1991
     ----------------------------------------------------------------------------------------------------------------------------
              3.5          .71              .71              3.50           3.50               --           488,998         1992
     ----------------------------------------------------------------------------------------------------------------------------
              2.6          .70              .73              2.57           2.54               --           418,615         1993
     ----------------------------------------------------------------------------------------------------------------------------
              3.3          .65              .70              3.33           3.28               --           491,737         1994
     ----------------------------------------------------------------------------------------------------------------------------
              5.5          .62              .67              5.34           5.29               --           604,711         1995
     ----------------------------------------------------------------------------------------------------------------------------
              5.1          .60              .65              4.93           4.88               --           729,500         1996
     ----------------------------------------------------------------------------------------------------------------------------


     *Ratios calculated as if no expenses were waived.

    **Includes $.01 dividend in excess of net investment income.

THE INFORMATION IN THE ABOVE TABLES HAS BEEN AUDITED BY KPMG PEAT MARWICK LLP, INDEPENDENT AUDITORS, WHOSE REPORTS THEREON INSOFAR AS IT RELATES TO EACH OF THE YEARS IN THE FIVE YEAR PERIOD ENDED OCTOBER 31, 1996, APPEAR IN THE STATEMENTS OF ADDITIONAL INFORMATION. THE STATEMENTS OF ADDITIONAL INFORMATION AND THE ANNUAL REPORT FOR THE FUNDS, WHICH CONTAIN FURTHER INFORMATION ABOUT THE FUNDS' PERFORMANCE INCLUDING MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE, MAY BE OBTAINED FREE OF CHARGE BY CALLING 1-800-848-0920.

                         NATIONWIDE(R) FAMILY OF FUNDS

WHICH FUND IS RIGHT FOR YOU?

Long-term and short-term goals require different financial planning. Whether you're seeking greater growth opportunity, looking for more income, or a combination of both, Nationwide's Family of Funds, strategies, and services may help.

CONSIDER YOUR TIME FRAME

For long-term goals, you have the luxury of time on your side. With goals five or more years away -- where growth of your money is the highest priority -- you may want to consider Nationwide's common stock funds (Growth or Fund). These funds provide greater long-term return potential through portfolios of common stocks.

If you're seeking greater income today, have intermediate to long-term goals, or as the time to your long-term goals get closer -- you may consider Nationwide's income-oriented funds (Bond, Tax-Free Income or U.S. Government Income). These funds invest in high-quality bonds, providing monthly income and normally provide greater price stability than stock funds. Plus, it is possible to have capital appreciation in these funds.

For short-term goals such as saving for next year's needs, an emergency reserve, or as a temporary "parking place" for your money -- the Money Market Fund may be most suitable for you. This fund provides investors with greater stability of principal while providing current monthly income.

Most investors have a combination of long and short-term goals. By investing in several, or all, of the Family of Funds, you'll have the opportunity to satisfy your many investment needs.

ASSESS TOLERANCE FOR RISK

Where you choose to invest depends as much on your tolerance for risk as on your desire for reward. Opportunity and risk go hand-in-hand. The greater the potential long-term opportunity, the greater the potential risk of account value fluctuation.

The most common risk people associate with investing is short-term market risk -- the day-to-day fluctuation in an investment's value. To lower this risk, Nationwide's portfolio managers seek to invest only in high-quality securities. This commitment to quality provides shareholders with a greater potential for growth or income, while maintaining a high degree of relative stability.

Investors looking for greater growth in our common stock funds (Growth and Fund) should be willing to accept short-term account value fluctuation. A wide range of factors -- corporate earnings potential, interest rates, competition, and other economic conditions -- can cause both downward and upward share price changes.

In the past, investors with a long-term time horizon and a tolerance for fluctuation have been rewarded. Despite years when short-term returns have not been satisfactory, over long-term holding periods, money has grown more in the common stock funds than in our other funds.

The income-oriented funds (Bond, Tax-Free Income and U.S. Government Income) provide investors with greater price stability than our common stock funds. More predictable investments can make an investor more comfortable, but the total return potential in these funds is less than in common stock funds. Prevailing interest rates, more than any other factor, contribute to price fluctuation in these funds, and long-term bonds are generally affected more than shorter-term bonds. A discussion of the relationship of interest rates and bond prices is found on page 24.

Investors who would prefer not to have their investment principal fluctuate should consider the Money Market Fund. While it provides the greatest price stability, over its history it has the least long-term return potential.

One of the biggest risks investors may face is being too conservative, thereby not earning enough return on their investments to achieve their future needs. Another big risk to consider is the eroding value of the dollar, known as inflation. The amount of money needed to satisfy a goal (after taking inflation into consideration) may dictate investment in a fund with a potential for greater returns. Although common stock funds are the most volatile over short periods of time, they are one of the few investments that have provided double-digit returns and exceeded inflation over long periods.

Procrastination is yet another risk investors must consider. Delay, and you take the chance that there may not be enough time to attain your objective. Start early and invest regularly in funds with growth opportunities, and you stand a better chance to reach your goals.

CONSIDER YOUR TAX BRACKET

For investors seeking to shelter their investment income from federal taxes, the Tax-Free Income Fund may be a suitable investment. The tax-equivalent yield of this fund can be especially appealing for investors in the 28% or higher tax brackets. To determine if a tax-free investment may be right for you, see page 26.

                                  PERFORMANCE

The following graphs show comparative performance of $10,000 invested in each of the Nationwide Funds to the broad-based, unmanaged index primarily used as a benchmark for measuring the performance of each Fund and to the Consumer Price Index (CPI), a widely recognized measure of inflation. The graphs can also be used to help you compare the past performance of the Nationwide Funds to that of other mutual funds with similar investment objectives.

Mutual fund performance, often referred to as total return, is the change in value of an investment in the fund over a given period, assuming reinvestment of dividends and capital gains. Fund performance in the graphs reflect the deduction of all applicable sales charges but have not been adjusted for income taxes. The period covered in the graphs is the 10-year period ended December 31, 1996, (except the U.S. Government Income Fund which is from 2/10/92 (inception date) through December 31, 1996.

                           NATIONWIDE(R) GROWTH FUND

 MEASUREMENT PERIOD
    (FISCAL YEAR
      COVERED)            S&P*         GROWTH         CPI**
1987                    $10,525        $ 9,776       $10,442
1988                     12,268         11,979        10,903
1989                     16,147         13,769        11,408
1990                     15,647         12,727        12,121
1991                     20,403         17,315        12,482
1992                     21,956         18,406        12,852
1993                     24,160         20,490        13,204
1994                     24,477         20,790        13,547
1995                     33,665         26,759        13,899
1996                     41,389         31,227        14,358

                               NATIONWIDE(R) FUND

 MEASUREMENT PERIOD
    (FISCAL YEAR
      COVERED)            S&P*           FUND         CPI**
1987                    $10,525        $ 9,742       $10,442
1988                     12,268         11,374        10,903
1989                     16,147         15,219        11,408
1990                     15,647         15,265        12,121
1991                     20,403         19,879        12,482
1992                     21,956         20,467        12,852
1993                     24,160         21,852        13,204
1994                     24,477         21,979        13,547
1995                     33,665         28,569        13,899
1996                     41,389         35,405        14,358

 * The S&P 500 is a broad, unmanaged index of equity securities, and unlike the funds, does not reflect any expenses.

** The CPI is a broad index reflecting price changes in a market basket of goods, and unlike the funds, does not reflect any expenses.

Past results are not a guarantee of future performance. Investment results and principal will fluctuate, and when redeemed, shares may be worth more or less than original cost.


[PHOTOGRAPH]


Ed and Karen Reich, Money Market Fund and Bond Fund shareholders, in front of Mt. Ranier.


[PHOTOGRAPH]


Lumir and Alice Palma, Bond Fund and Money Market Fund shareholders, with the 1956 Packard their son, Bob, restored and gave to them on their 50th wedding anniversary in 1993.

                                  PERFORMANCE

                            NATIONWIDE(R) BOND FUND

       MEASUREMENT PERIOD
      (FISCAL YEAR COVERED)           LB GOVT/CORP.     LB LT GOVT/CORP.*       BOND              CPI**
1987                                     $10,229             $ 9,916           $ 9,576            $10,442
1988                                      11,004              10,881            10,358             10,903
1989                                      12,570              12,789            11,468             11,408
1990                                      13,611              13,614            12,411             12,121
1991                                      15,606              16,273            14,506             12,482
1992                                      17,004              17,661            15,663             12,852
1993                                      18,878              20,515            17,342             13,204
1994                                      16,216              19,061            15,937             13,547
1995                                      21,720              24,769            19,786             13,899
1996                                      22,350              24,804            20,080             14,358

The index for the Bond Fund has been changed from the Lehman Brothers Long-Term Govt./Corp. Bond Index to the Lehman Brothers Govt./Corp. Index because it better represents the investment policies of the Fund for comparison purposes.

 * The Lehman Brothers Govt./Corp. and Long-Term Govt./Corp. Bond indexes represent an unmanaged group of bonds that are not adjusted for expenses and include bonds of lower quality than the Bond Fund.

** The CPI is a broad index reflecting price changes in a market basket of goods, and unlike the funds, does not reflect any expenses.

                       NATIONWIDE(R) TAX-FREE INCOME FUND

       MEASUREMENT PERIOD
      (FISCAL YEAR COVERED)              LB MB*             TAX-FREE           CPI**
1987                                     $10,150             $ 9,636           $10,442
1988                                      11,181              10,621            10,903
1989                                      12,388              11,713            11,408
1990                                      12,291              12,416            12,121
1991                                      14,904              13,761            12,482
1992                                      16,219              15,063            12,852
1993                                      18,210              16,978            13,204
1994                                      17,269              15,435            13,547
1995                                      20,284              18,135            13,899
1996                                      21,183              18,804            14,358

 * The Lehman Brothers Municipal Bond Index represents an unmanaged group of bonds that is not adjusted for expenses and includes bonds of lower quality than the Tax-Free Fund.

** The CPI is a broad index reflecting price changes in a market basket of goods, and unlike the funds, does not reflect any expenses.

Past results are not a guarantee of future performance. Investment results and principal will fluctuate, and when redeemed, shares may be worth more or less than original cost.

                  NATIONWIDE(R) U.S. GOVERNMENT INCOME FUND(+)

       MEASUREMENT PERIOD
      (FISCAL YEAR COVERED)              MLGM*        USGI        LBGB*          CPI**
1992                                    $10,847     $10,638      $10,763        $10,267
1993                                     11,999      11,577       11,693         10,548
1994                                     11,612      11,165       11,439         10,822
1995                                     13,738      13,241       13,087         11,103
1996                                     14,117      13,681       13,618         11,470

The index for the U.S. Government Income Fund has been changed from the Lehman Brothers Long-Term Intermediate Government Bond Index to the Merrill Lynch Government Master Index because it better represents the investment policies of the Fund for comparison purposes.

 (+) Period from 2/10/92 (USGI inception) through 12/31/96.

 * The Merrill Lynch Government Master Index and the Lehman Brothers Intermediate Government Bond Index represent an unmanaged group of bonds that are not adjusted for expenses and include bonds of lower quality than the U.S. GI Fund. The Merrill Lynch Government Master Index better represents the investment policies of the Fund and is the new benchmark index for comparison purposes.

** The CPI is a broad index reflecting price changes in a market basket of goods, and unlike the funds, does not reflect any expenses.

Past results are not a guarantee of future performance. Investment results and principal will fluctuate, and when redeemed, shares may be worth more or less than original cost.









                        NATIONWIDE(R) MONEY MARKET FUND

       MEASUREMENT PERIOD
      (FISCAL YEAR COVERED)               Money Mkt.           CPI**
1987                                       $10,616            $10,442
1988                                        11,372             10,903
1989                                        12,385             11,408
1990                                        13,356             12,121
1991                                        14,108             12,482
1992                                        14,562             12,852
1993                                        14,937             13,204
1994                                        15,496             13,547
1995                                        16,350             13,899
1996                                        17,164             14,358

** The CPI is a broad index reflecting price changes in a market basket of goods, and unlike the funds, does not reflect any expenses.

Past results are not a guarantee of future performance.

                 OBJECTIVES, MANAGEMENT, PERFORMANCE & HOLDINGS

THE GROWTH FUND
is designed to serve investors who do not require current income but are primarily interested in the growth of their capital to meet their future financial needs.

INVESTMENT OBJECTIVE & POLICY: To achieve long-term capital appreciation without emphasis on current return. The Fund seeks to benefit from both the underlying economic growth of the companies it invests in, plus improvement in the valuation of the stock.

- LONG-TERM GROWTH WITH CAPITAL APPRECIATION AND INCOME POTENTIAL.

- COMMON STOCK PORTFOLIO -- GENERALLY LARGER COMPANIES.

RISK PROFILE: The illustration below shows a continuum of risk. The triangle shows where the Growth Fund falls on this continuum.

       ++
ARROW

More risk; greater        Less risk; lower
potential for reward.     growth potential.

PORTFOLIO MANAGEMENT: Major emphasis in the selection of securities is placed on companies which have capable management, and are in fields where social and economic trends, technological developments, and new processes or products indicate a potential for greater-than-average growth.
    While it is generally intended to invest in common stocks or in issues convertible to common stock, there are no restrictive provisions covering the proportion of one or another class of securities that may be held. Therefore, management is not in any way inhibited in the selection of appropriate investments to reach the objectives. However, certain other restrictions exist to protect investors.
    Investments are made in different types of securities among many companies and industries which provide diversification to minimize risk. While there is careful selection and constant supervision by a professional investment manager, there can be no guarantee that the Fund's objective will be achieved.

PORTFOLIO MANAGER: John M. Schaffner, MBA, CFA -- is the portfolio manager for the Nationwide(R) Growth Fund. He has been with Nationwide since 1977 and has managed the Growth Fund since June 1981. Schaffner graduated with a Bachelor of Arts in Economics from Occidental College. He received his Master of Business Administration degree from the University of Michigan and is a Chartered Financial Analyst.

CALENDER YEAR TOTAL RETURNS (excluding sales charge)*

  1996       1995       1994       1993      1992       1991       1990      1989      1988      1987
 16.7%      28.7%       1.5%      11.3%      6.3%      36.1%      (7.6%)    14.9%     22.5%      2.4%

  1986       1985       1984       1983      1982       1981       1980      1979      1978      1977
 18.4%      33.3%       8.4%      21.9%     35.6%       3.1%      18.8%     21.7%      9.9%      (.7%)

  1976       1975       1974       1973      1972       1971       1970      1969      1968      1967
 23.6%      41.3%     (34.9%)    (27.5%)     8.7%      18.7%     (12.0%)    (9.7%)    13.5%     28.3%

AVERAGE ANNUAL (COMPOUND) TOTAL RETURNS*
(For periods ending 12/31/96, $1,000 lump-sum investment minus 4.5% sales charge)

1 Year     5 Year     10 Year
------------------------------
 11.5%      11.5%      12.1%
------------------------------

* Total returns reflect market appreciation or depreciation, dividends and capital gains for the periods ended December 31. Results shown assume reinvestment of all distributions. Adjustments have not been made for income taxes. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost.

                                 [PIE CHART]

Repurchase Agreements = 0.8%
U.S. Government & Government Agency Securities & Other
Assets Less Liabilities = 6.0%
Corporate Bonds = 0.5%
Common Stocks = 93.2%

TOTAL VALUE OF PORTFOLIO (12/31/96) $689,931,601
---------------------------------------------------------------

                                                            % OF
              TOP 10 HOLDINGS                  VALUE      PORTFOLIO
Federal National Mortgage Association       $27,224,623      3.9%
Columbia/HCA Health                          24,450,000      3.5
Equitable Companies                          24,354,125      3.5
Archer Daniels Midland Co.                   23,862,762      3.5
Grand Metropolitan PLC                       23,564,400      3.4
Allstate Corp.                               23,150,000      3.4
Mobil Corp.                                  22,005,000      3.2
Merrill Lynch & Co., Inc.                    20,375,000      3.0
Warner-Lambert Co.                           18,750,000      2.7
International Business Machines              18,120,000      2.6

                 OBJECTIVES, MANAGEMENT, PERFORMANCE & HOLDINGS

THE NATIONWIDE(R) FUND
is designed to serve investors who seek long-term capital appreciation and income through a portfolio which, based on the current market environment, provides the greatest total return opportunities.

INVESTMENT OBJECTIVE & POLICY: To obtain a total return from a flexible combination of current income and capital appreciation. This is accomplished by retaining maximum flexibility in the management of the Fund's portfolio which consists primarily of common stocks, but also includes convertible issues, bonds and money market instruments.

- LONG-TERM GROWTH WITH CAPITAL APPRECIATION AND INCOME POTENTIAL.

- COMMON STOCK PORTFOLIO -- GENERALLY LARGER COMPANIES.

RISK PROFILE: The illustration below shows a continuum of risk. The triangle shows where the Nationwide(R) Fund falls on this continuum.

             ++
ARROW

More risk; greater        Less risk; lower
potential for reward.     growth potential.

PORTFOLIO MANAGEMENT: Major emphasis is placed on securities which provide a combination of current income and the possibility of capital gains. The Fund seeks to maximize shareholder returns through a diversified portfolio where the primary emphasis is given to common stocks. Although not limited to these investments, in the past the majority of the Fund's portfolio assets have normally contained the common stocks of well-known, larger companies.
    While it is generally intended to invest in common stocks or in issues convertible to common stock, there are no restrictive provisions covering the proportion of one or another class of securities that may be held. Therefore, management is not in any way inhibited in the selection of appropriate investments to reach the objectives. However, certain other restrictions exist to protect investors.
    Investments are made in different types of securities among many companies and industries which provide diversification to minimize risk. While there is careful selection and constant supervision by a professional investment manager, there can be no guarantee that the Fund's objective will be achieved.

PORTFOLIO MANAGER: Charles Bath, MBA, CFA, CPA -- is the portfolio manager of the Nationwide(R) Fund. Bath joined Nationwide as a securities analyst and has managed the Nationwide(R) Fund since 1985. He graduated with a Bachelor of Science in Accounting from Miami University. He received his Master of Business Administration degree in Finance from The Ohio State University and is a Certified Public Accountant and a Chartered Financial Analyst.

CALENDAR YEAR TOTAL RETURNS (Excluding sales charge)*

 1996        1995       1994       1993      1992       1991       1990        1989      1988      1987
23.9%       30.0%        .6%       6.8%      3.0%      30.2%        .3%       33.8%     16.8%      2.0%

 1986        1985       1984       1983      1982       1981       1980        1979      1978      1977
17.6%       36.4%       6.1%      15.8%     22.2%       2.0%      17.9%        9.8%       .8%     (9.1%)

 1976        1975       1974       1973      1972       1971       1970        1969      1968      1967
26.7%       38.6%     (20.3%)     (6.7%)     9.7%      10.2%       8.5%     (16.3%)     28.6%     29.0%

AVERAGE ANNUAL (COMPOUND) TOTAL RETURNS*
(For periods ending 12/31/96, $1,000 lump-sum investment minus 4.5% sales charge.)

1 Year     5 Year     10 Year
------------------------------
 18.4%      11.2%      13.5%
------------------------------

*Total returns reflect market appreciation or depreciation, dividends and capital gains for the periods ended December 31. Results shown assume reinvestment of all distributions. Adjustments have not been made for income taxes. Past performance is not a guarantee of future results. Investment return and principal will fluctuate, and when redeemed, shares may be worth more or less than original cost.

                                 [PIE CHART]

Repurchase Agreements and other Assets Less Liabilities = .03%
Corporate Bonds = 0.5%
Common Stocks = 99.2%

TOTAL VALUE OF PORTFOLIO (12/31/96) $997,925,767
---------------------------------------------------------------

                                                            % OF
              TOP 10 HOLDINGS                  VALUE      PORTFOLIO
Warner-Lambert Co.                          $70,995,000      7.1%
Schering-Plough Corp.                        52,583,475      5.3
Texaco, Inc.                                 46,776,188      4.7
Avon Products                                39,644,750      4.0
Chubb Corp.                                  34,115,125      3.4
PepsiCo, Inc.                                33,564,375      3.4
Raychem Corp.                                30,910,222      3.1
Chrysler Corp.                               30,683,400      3.1
International Business Machines              30,200,000      3.0
Mellon Bank Corp.                            28,243,800      2.8

                 OBJECTIVES, MANAGEMENT, PERFORMANCE & HOLDINGS

THE BOND FUND
seeks to serve those who are less willing to accept the risks associated with stocks through investment in income obligations, including corporate debt securities, United States and Canadian Government obligations and commercial paper. The average maturity of the Fund will be intermediate, which is defined as being between 7 and 9 years.

INVESTMENT OBJECTIVE & POLICY: To generate a high level of income, consistent with capital preservation, through investment in high-quality bonds and other fixed-income securities. This is accomplished by retaining maximum flexibility in the management of its portfolio consisting mainly of corporate debt instruments.

- MONTHLY INCOME FROM A PORTFOLIO OF HIGH-QUALITY CORPORATE AND GOVERNMENT OBLIGATIONS.

- INTERMEDIATE MATURITIES -- YIELDS ARE USUALLY HIGHER THAN SHORT-TERM FUNDS, BUT WITH LOWER VOLATILITY OF RETURNS THAN LONG-TERM FUNDS.

RISK PROFILE: The illustration below shows a continuum of risk. The triangle shows where the Bond Fund falls on this continuum.

                        ++
ARROW

More risk; greater        Less risk; lower
potential for reward.     growth potential.

PORTFOLIO MANAGEMENT: Major emphasis is placed on a diversified portfolio of high-quality taxable debt securities including corporate debt securities rated within the three highest credit categories by Standard & Poor's Corporation (AAA, AA or A) or Moody's Investors Service, Inc. (Aaa, Aa or A), U.S. and Canadian Government obligations, mortgage-backed securities, and the highest investment grade commercial paper rated by Moody's Investors Service, Inc. (Prime-1 or Prime-2) or by Standard & Poor's Corporation (A-1 or A-2).
    The Fund may invest up to 10% of the portfolio in securities rated BBB by Standard & Poor's Corporation or of comparable quality by Moody's Investor's Service, Inc. These securities are commonly referred to as medium-grade securities. Securities in this ratings group are considered by Moody's to have some speculative characteristics. While interest payments and principal security appear adequate at the present time, such securities lack certain protective elements or may be characteristically unreliable over any great period of time.

    Should subsequent events cause the rating of BBB securities to fall below this rating, the Fund's Investment Manager, Nationwide Advisory Services, Inc., will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any portfolio security where the Fund would suffer a loss on the sale of such security.

PORTFOLIO MANAGER: Douglas Kitchen, CFA -- is the portfolio manager of the Nationwide(R) Bond Fund. He joined Nationwide in 1986 as a securities analyst and began managing the Nationwide(R) Bond Fund on March 11, 1997. From 1992 to March 11, 1997, he managed the bond portfolio for the Nationwide Foundation. Kitchen received a Bachelor of Arts in Geology from Thiel College and a Bachelor of Science in Finance from The Ohio State University and is a Chartered Financial Analyst.

CALENDAR YEAR TOTAL RETURNS (Excluding sales charge)*

 1996        1995       1994       1993      1992       1991       1990      1989      1988      1987
 1.5%       24.2%      (8.1%)     10.7%      8.0%      16.9%       8.2%     10.7%      8.2%      0.3%

 1986        1985       1984       1983      1982       1981
12.9%       19.1%      14.1%       6.0%     31.0%       2.2%

AVERAGE ANNUAL (COMPOUND) TOTAL RETURNS*
(For periods ending 12/31/96, $1,000 lump-sum investment minus 4.5% sales charge.)

1 Year     5 Year      10 Year
-------------------------------
(3.1%)      5.7%        7.2%
-------------------------------

*Total returns reflect market appreciation or depreciation, dividends and capital gains for the periods ended December 31. Results shown assume reinvestment of all distributions. Adjustments have not been made for income taxes. Past performance is not a guarantee of future results. Investment return and principal will fluctuate, and when redeemed, shares may be worth more or less than original cost.

                                 [PIE CHART]
U.S. Government Bonds = 4.0%
Canadian Government Bonds = 4.7%
Commercial Paper, Repurchase
Agreements and other Assets And Liabilities = 2.1%
Mortgage Backed Securities = 9.5%
Corporate Bond = 79.7%

TOTAL VALUE OF PORTFOLIO (12/31/96) $128,627,612
---------------------------------------------------------------

                                                            % OF
               TOP 10 HOLDINGS                 VALUE      PORTFOLIO
Federal National Mortgage Association        $8,432,706      6.6%
Berkley, (W.R.) Corp.                         5,950,555      4.6
Seagram (JE) & Sons                           5,715,775      4.4
U.S. Treasury Note                            5,264,060      4.1
Prudential Surplus Note                       5,052,515      3.9
Armstrong World Ind.                          4,839,856      3.8
AMBAC Inc.                                    4,798,932      3.7
Aetna Life & Casualty                         4,242,173      3.3
English China Clays                           4,098,672      3.2
Loew's Corp.                                  3,984,390      3.1

                 OBJECTIVES, MANAGEMENT, PERFORMANCE & HOLDINGS

THE TAX-FREE INCOME FUND
is designed for investors seeking high monthly income free from Federal income tax* with the degree of safety provided by high-quality municipal bonds.

INVESTMENT OBJECTIVE & POLICY: To provide as high a level of current income exempt from Federal income tax* as is consistent with the preservation of capital through investing in a diversified portfolio of high-quality intermediate-term municipal obligations with maturities ranging from three to 10 years and long-term municipal obligations with maturities in excess of 10 years.

- MONTHLY INCOME FROM AN INTERMEDIATE TO LONG-TERM MATURITY PORTFOLIO OF HIGH-QUALITY MUNICIPAL BONDS.

- INCOME FREE FROM FEDERAL TAXES.*

*Investors may be subject to state and local tax and the Federal alternative minimum tax.

RISK PROFILE: The illustration below shows a continuum of risk. The triangle shows where the Tax-Free Income Fund falls on this continuum.

                                  ++
ARROW

More risk; greater        Less risk; lower
potential for reward.     growth potential.

PORTFOLIO MANAGEMENT: Major emphasis is placed on a diversified portfolio of municipal obligations rated within the three highest credit categories (safest investment grades) assigned by Moody's Investors Services, Inc. ("Moody's"), and Standard & Poor's Corporation ("Standard & Poor's"), or, if not rated, equivalent investment quality as determined by Nationwide Advisory Services, Inc.
    Such obligations include: (1) municipal securities backed by the full faith and credit of the United States; (2) municipal bonds rated within the three highest credit categories Aaa, Aa, or A by Moody's and/or AAA, AA, or A by Standard & Poor's; (3) state and municipal notes rated MIG-1, MIG-2, and MIG-3 by Moody's; and (4) other types of municipal securities such as commercial paper, provided that such securities are rated at least Prime-2 by Moody's or A-2 by Standard & Poor's.
    The Fund may, on a temporary basis or for defensive purposes, hold and invest up to 20% of its assets in cash and in temporary taxable investments such as Treasury notes, bills and bonds with remaining maturities of one year or less. The Fund has, however, adopted an investment restriction which requires it to invest at least 80% of its net assets in the types of securities listed in the preceding paragraphs.
    Although the Fund seeks to reduce risk by investing in a diversified portfolio of high-quality securities, there can be no guarantee that the Fund's objective will be achieved.

PORTFOLIO MANAGER: Alpha Benson, MBA -- is the portfolio manager of the Nationwide(R) Tax-Free Income Fund. She joined Nationwide in 1977 as a financial analyst in the Securities Investment Department. She has managed the Tax-Free Income Fund since its inception in March 1986. Benson graduated with a Bachelor of Science in Accounting from Central State University. She received her Master of Business Administration degree from the University of Dayton.

CALENDAR YEAR TOTAL RETURNS (Excluding CDSC)*

 1996        1995       1994       1993      1992       1991       1990      1989      1988      1987
 3.7%       17.5%      (9.1%)     12.7%      9.5%      10.8%       6.0%     10.3%     10.2%     (3.6%)

AVERAGE ANNUAL (COMPOUND) TOTAL RETURNS*
(For periods ending 12/31/96, $1,000 lump-sum investment minus the applicable contingent deferred sales charge (CDSC) imposed on redemptions, which declines from 5% in the first year to 0% after 5 years.)

1 Year     5 Year     Life(+)
----------------------------
(1.3%)      6.3%       6.5%
----------------------------

*Total returns reflect market appreciation or depreciation, dividends and capital gains for the periods ended December 31. Results shown assume reinvestment of all distributions. Adjustments have not been made for income taxes. Past performance is not a guarantee of future results. Investment return and principal will fluctuate, and when redeemed, shares may be worth more or less than original cost.

(+)The Tax-Free Income Fund began operations on 3/17/86.

                                 [PIE CHART]

Aa rated = 46.4%
A rated = 23.4%
Aaa rated = 30.2%

TOTAL VALUE OF PORTFOLIO (12/31/96) $260,563,239
---------------------------------------------------------------
TOP TEN HOLDINGS (BY STATE)

                                                            % OF
                                               VALUE      PORTFOLIO
Texas                                       $35,901,363      13.8%
Virginia                                    35,461,194..     13.6
Illinois                                     25,109,519       9.6
Washington                                   18,971,476       7.3
North Carolina                               18,072,256       6.9
South Carolina                               14,755,881       5.7
Alabama                                      12,981,925       5.0
Wisconsin                                    10,950,119       4.2
Pennsylvania                                  9,305,956       3.6
Massachusetts                                 8,023,063       3.1

                 OBJECTIVES, MANAGEMENT, PERFORMANCE & HOLDINGS

THE U.S. GOVERNMENT INCOME FUND
is designed for investors seeking high monthly income, reduced share price fluctuations and the relative safety generally associated with a portfolio of intermediate-term U.S. government obligations.

INVESTMENT OBJECTIVE & POLICY: To provide as high a level of current income as is consistent with the preservation of capital by investing in securities of the U.S. government, its agencies and instrumentalities. The average dollar-weighted maturity of the Fund will be maintained at between three and 10 years.

- MONTHLY INCOME FROM A PORTFOLIO OF U.S. GOVERNMENT AND AGENCY OBLIGATIONS.

- INTERMEDIATE-TERM PORTFOLIO SEEKS LOW PRICE FLUCTUATION.

RISK PROFILE: The illustration below shows a continuum of risk. The triangle shows where the U.S. Government Income Fund falls on this continuum.
                                           ++
ARROW

More risk; greater        Less risk; lower
potential for reward.     growth potential.

PORTFOLIO MANAGEMENT: The Fund will normally invest all of its net assets in securities issued by the U.S. government, its agencies and instrumentalities and in repurchase agreements collateralized by these securities.
    The Fund may invest up to 80% of its net assets in mortgage-related securities which represent part ownership of a pool of mortgage loans. These securities differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Certain government agencies also issue collateralized mortgage obligations (CMOs) which are fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs.
    The Fund may also invest up to 20% in zero-coupon securities that are direct obligations of the U.S. government and its agencies and instrumentalities. Short-term securities of the Fund will include obligations with remaining maturities of less than one-year issued by the U.S. government, its agencies or instrumentalities, and repurchase agreements.
    In selecting securities for the Fund, the investment manager utilizes interest-rate expectations, yield-curve analysis, economic forecasting, market sector analysis, and other security selection techniques. The Fund's investments will be concentrated in areas of the bond market (based on sector, coupon or maturity) the investment manager believes are relatively undervalued.
    Although the Fund seeks to reduce risk by investing in securities backed by the U.S. government and its agencies and instrumentalities, there can be no guarantee that the Fund's objective will be achieved.

PORTFOLIO MANAGERS: Wayne Frisbee, CFA; Kimberly Bingle, CFA, FLMI; and Gary Hunt, MBA -- are the portfolio managers for the Nationwide(R) U.S. Government Income Fund. Frisbee joined Nationwide in 1981 as a securities analyst and has managed the Nationwide(R) U.S. Government Income Fund since its inception in February of 1992. He received a Bachelor of Science from The Ohio State University and is a Chartered Financial Analyst. Bingle joined Nationwide in 1986 as a securities analyst and began managing the Nationwide(R) U.S. Government Income Fund on March 11, 1997. From April of 1992 to March 11, 1997, she managed the Fixed Income Fund which is part of the Nationwide Insurance Enterprise incentive savings plan. Prior to April 1992, she co-managed the Nationwide Foundation bond portfolio. Bingle received a Bachelor of Arts in Finance from The Pennsylvania State University. She is a Chartered Financial Analyst and a Fellow of the Life Management Institute. Hunt joined Nationwide in 1992 as a securities analyst and began managing the Nationwide(R) U.S. Government Income Fund on March 11, 1997. In his career at Nationwide, Hunt has been responsible for the analysis of agency CMOs and U.S. treasury securities. In addition, he has managed the commercial mortgage-backed securities sector for Nationwide Life Insurance Company and its affiliates. Hunt received a Bachelor of Science in Finance and a Master of Business Administration from The Ohio State University.

CALENDAR YEAR TOTAL RETURNS (Excluding CDSC)*

 1996        1995       1994              1993
 3.3%       18.6%      (3.6%)             8.8%

AVERAGE ANNUAL (COMPOUND) TOTAL RETURNS
(For periods ending 12/31/96, $1,000 lump sum investment minus the applicable contingent deferred sales charge (CDSC) imposed on redemptions, which declines from 5% in the first year to 0% after 5 years.)

                  1 Year             Life(+)
            --------------------------------------
                  (1.6%)              6.5%
            --------------------------------------

*Total returns reflect market appreciation or depreciation, dividends and capital gains for the periods ended December 31. Results shown assume reinvestment of all distributions. Adjustments have not been made for income taxes. Past performance is not a guarantee of future results. Investment return and principal will fluctuate, and when redeemed, shares may be worth more or less than original cost.

(+)The U.S. Government Income Fund began operations on 2/10/92.

                                 [PIE CHART]

Mortgage-Backed Securities = 78.8%
U.S. Government and Agency Long-Term Obligations = 18.4%
Repurchase Agreements & Other Assets Less Liabilities = 2.8%


TOTAL VALUE OF PORTFOLIO (12/31/96) $39,100,925
---------------------------------------------------------------
TOP 10 HOLDINGS

                                                                     % OF
                                                        VALUE      PORTFOLIO
FHLMC REMIC Series 1462-PT                            $5,102,290      13.0%
FNMA REMIC Series 1993-203 PJ                          4,882,900      12.5
FHLB, 2001                                             4,001,300      10.2
FNMA REMIC Series 92-151-H                             3,742,000       9.6
FHLMC REMIC Series 1344-D                              3,726,240       9.5
FHLMC REMIC Series 31-E                                3,467,758       8.9
FNMA REMIC Series 1313-G                               3,033,864       7.8
FHLMC REMIC Series 1990-7-B                            2,638,031       6.7
FNMA REMIC Series 1992-81-Z                            2,346,703       6.0
FNMA REMIC Series 92-126                               1,546,227       4.0

                 OBJECTIVES, MANAGEMENT, PERFORMANCE & HOLDINGS

THE MONEY MARKET FUND
is designed to serve investors who seek monthly income at current market rates while maintaining share price stability -- principal is not intended to fluctuate. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

INVESTMENT OBJECTIVE & POLICY: To provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity, through investment in a diversified portfolio of high-quality money market instruments maturing in 397 days or less. This is accomplished by investing mainly in debt securities, but the Fund shall retain maximum flexibility in the management of its portfolio.

- MONTHLY INCOME WITH QUICK LIQUIDITY THROUGH CHECK-WRITING PRIVILEGE.

- HISTORICALLY MAINTAINED A FIXED SHARE PRICE THROUGH HIGH-QUALITY, SHORT-TERM SECURITIES.

RISK PROFILE: The illustration below shows a continuum of risk. The triangle shows where the Money Market Fund falls on this continuum.

                                                   ++
ARROW

More risk; greater        Less risk; lower
potential for reward.     growth potential.

PORTFOLIO MANAGEMENT: Emphasis is on a diversified portfolio having a dollar weighted average maturity of 90 days or less. The portfolio consists of high-quality money market instruments with a remaining maturity of 397 days or less including, but not limited to: U.S. government and agency obligations; U.S. dollar denominated obligations of foreign governments; obligations of commercial banks which have assets over $500 million, and the 50 largest foreign banks with U.S. branches; CDs of savings associations with assets over $500 million which are FDIC members; taxable or partly taxable obligations issued by state, county or municipal governments; commercial paper rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organizations (NRSROs); corporate obligations at the time of purchase with the two highest investment grades assigned by the NRSROs; and repurchase agreements collateralized by any of the above. While it is generally intended to invest in the above short-term debt issues, there are no restrictive provisions covering the proportion of one or another class of securities that may be held which in any way inhibit management in the selection of appropriate investments to reach the objectives. However, certain other restrictions exist to protect investors. Investments are made in different types of securities among many companies and industries which provide diversification to minimize risk. While there is careful selection and constant supervision by a professional investment manager, there can be no guarantee that the Fund's objective will be achieved.

PORTFOLIO MANAGER: Patricia A. Mynster, Director of Short-Term
Investments -- began managing the Money Market Fund in July 1997 and has managed short-term investments for over 20 years. She received a Bachelor of Arts degree in Business Administration from Otterbein College. She has held her current position as Director of Short-Term Investments for the Nationwide Enterprise since 1991.

CALENDAR YEAR TOTAL RETURNS*

 1996      1995     1994     1993     1992     1991     1990     1989     1988      1987
 5.0%      5.5%     3.7%     2.6%     3.2%     5.6%     7.8%     8.9%     7.1%      6.2%

 1986      1985     1984
 6.3%      7.9%     10.4%

AVERAGE ANNUAL (COMPOUND) TOTAL RETURNS*
(For periods ending 12/31/96, $1,000 lump-sum investment. There are no sales charges on Money Market investments.)

1 Year     5 Year     10 Year
------------------------------
 5.0%       4.0%        5.6%
------------------------------

*Total returns reflect dividends reinvested for the periods ended December 31. Although the Fund's record should be considered in light of its investment objectives and policies, past results are not a guarantee of future performance which may be less or more. Fund results shown for the periods indicated are without adjustment for any income taxes payable by a shareholder on reinvested distributions. The current yield of the Money Market Fund may be more reflective of what you could earn if you invested today. Call 1-800-637-0012 for the most recent current yield.

                                 [PIE CHART]

Commercial Paper = 93.4%
Canadian Government Obligations, Coporate Notes & Other Assets
Less Liabilities = 3.2%
U.S. Government & Agency Obligations = 3.4%


TOTAL VALUE OF PORTFOLIO (12/31/96) $748,610,423
---------------------------------------------------------------
TOP 10 HOLDINGS

                                                            % OF
                                               VALUE      PORTFOLIO
Goldman Sachs Group                         $34,032,486      4.5%
Metropolitan Life Ins. Co.                   31,112,020      4.2
Caterpillar Financial Services               30,900,003      4.1
Old Republic Corp.                           30,869,506      4.1
Banc One Corp.                               30,593,786      4.1
National Rural Utilities Finance Corp.       30,507,710      4.1
Ford Motor Credit Co.                        30,182,033      4.0
Bear Stearns                                 28,586,165      3.8
Walt Disney Co.                              28,453,542      3.8
Dean Witter Disover & Co.                    28,156,851      3.8

                         NATIONWIDE(R) FAMILY OF FUNDS

MINIMUM INVESTMENT

GROWTH FUND; NATIONWIDE FUND; BOND FUND A minimum investment of $250 is required, and subsequent investments of $25 or more may be made at any time.
                                     --OR--
You may establish a systematic Automatic Asset Accumulation(SM) plan for as little as $25 per month. See page 20. Also available for certain qualified plans, i.e. Individual Retirement Accounts (IRA), Simplified Employee Pensions
(SEP), Profit Sharing and Money Purchase Plans.

There is an initial sales charge for investments made in the above Funds. Sales charges decline as the amount invested increases according to the chart on page 20.

There are no sales charges on dividends and capital gains reinvested, nor is there a charge for redeeming your investment.

TAX-FREE
INCOME FUND;
U.S. GOVERNMENT
INCOME FUND
A minimum investment of $1,000 is required, and subsequent investments of $100 or more may be made at any time.
                                     --OR--
You may establish a systematic Automatic Asset Accumulation(SM) plan for as little as $100 per month. See page 20. The U.S. Government Income Fund is also available for certain qualified plans, i.e. Individual Retirement Accounts
(IRA), Simplified Employee Pensions (SEP), Profit Sharing and Money Purchase Plans.

There is NO initial sales charge for investments made in the above Funds. However, a contingent deferred sales charge (CDSC, see page 18) may apply to redemptions made in these Funds. The CDSC declines to 0% after 5 years.

There is never a CDSC
on withdrawals of
dividends and capital
gains (reinvested
or taken in cash), or
realized account
appreciation.

MONEY
MARKET FUND
A minimum investment of $1,000 is required, and subsequent investments of $100 or more may be made at any time.
                                     --OR--
You may establish a systematic Automatic Asset Accumulation(SM) plan for as little as $100 per month. See page 20. Also available for certain qualified plans, i.e. Individual Retirement Accounts (IRA), Simplified Employee Pensions
(SEP), Profit Sharing and Money Purchase Plans.

There are NO sales charges for Money
Market Fund investments or
withdrawals.


[PHOTOGRAPH]


 Joscelyne Swift and her sister, Colbi, Nationwide(R) Fund shareholders, hunt for Easter eggs.

                         NATIONWIDE(R) FAMILY OF FUNDS

HOW TO PURCHASE SHARES

YOU MAY INVEST IN THREE CONVENIENT WAYS:

BY MAIL -- Complete the enclosed application and mail with your check or other negotiable bank draft payable to: NATIONWIDE ADVISORY SERVICES, INC., THREE NATIONWIDE PLAZA, P.O. BOX 1492, COLUMBUS, OHIO 43216-1492. Purchases must be made in U.S. dollars only. The share price you receive will be determined as of the close of business on the day the properly completed application is received by Nationwide Advisory Services, Inc. (NAS) in Columbus, Ohio. Checks or drafts drawn on non-U.S. banks are not accepted. NAS reserves the right to refuse certain third-party checks.

BY WIRE -- To avoid mail delays on initial and subsequent investments, you can request that your bank transmit funds (Federal Funds) by wire to the Fund's custodian bank. In order to use this method, you must call NAS by 11 A.M. Eastern Time, and the wire must be received by the custodian bank by 2 P.M. Eastern Time. The bank that wires your money may charge you a fee for this service. IF YOU CHOOSE THIS METHOD TO OPEN YOUR ACCOUNT, YOU MUST CALL OUR TOLL-FREE NUMBER BEFORE YOU WIRE YOUR INVESTMENT. If this is an initial investment, you must then complete and mail the application found in this prospectus.

BY TELEPHONE (NAS NOW) -- By calling 1-800-637-0012, 24 hours a day, seven days a week you will be connected to our new automated voice-response system, NAS NOW. It gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information.

IN ORDER TO USE NAS NOW TO MAKE A PURCHASE YOU MUST COMPLETE ITEM 15 ON THE APPLICATION.

    The net asset value per share for each fund is determined as of the close of the New York Stock Exchange (usually 4 P.M. Eastern Time), each day that the exchange is open and on such other days as the Board of Trustees determines and on days in which there is sufficient trading in the portfolio to materially affect the net asset value of a fund. The funds will not compute net asset value on customary business holidays, including Christmas, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day and Thanksgiving.
    The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding. The purchase prices of the funds are determined as follows:

GROWTH, FUND, AND BOND PURCHASE PRICE
Shares of the above funds are purchased at the offering price. The offering price is determined by adding the sales charge (based as a percentage of the offering price) to the net asset value per share. THE SALES CHARGE IS DETERMINED ACCORDING TO THE "SALES CHARGE SCHEDULE AND AVAILABLE DISCOUNTS" SECTION ON PAGE
20. In determining net asset value, portfolio securities listed on national exchanges are valued at the last sale price on the principal exchange, or if there is no sale on that day, or if the securities are traded only in the over-the-counter market, at the quoted bid prices. Expenses and fees are accrued daily.


           [PHOTOGRAPH]


            Anthony Lindsay, Growth Fund shareholder, holds his sister, Victoria, Growth Fund and Tax-free Fund shareholder.

TAX-FREE INCOME, U.S. GOVERNMENT INCOME, AND MONEY MARKET PURCHASE PRICE Shares of the above funds are purchased at net asset value. In determining net asset value, portfolio securities (except in the Money Market Fund) are valued at the quoted prices obtained from an independent pricing organization which employs a combination of methods including, among others, the obtaining of market valuations from dealers who make markets and deal in

                         NATIONWIDE(R) FAMILY OF FUNDS

such securities, and by comparing valuations from dealers who make markets and deal in such securities, and by comparing valuations with those of other comparable securities in a matrix of such securities. The pricing service activities and results are reviewed by an officer of the Trusts. Securities of the Funds listed on national exchanges are valued at the last sale price on the principal exchange, or if there is no sale on that day, or if the securities are traded only in the over-the-counter market, at the quoted bid prices. Securities for which market quotations are not readily available are valued at fair value in accordance with procedures adopted by the Boards of Trustees. Investments in the Money Market Fund are valued at amortized cost. Expenses and fees are accrued daily.

HOW TO SELL (REDEEM) SHARES

You can sell (redeem) all, or any part of, your shares of any Fund at any time. Shares are redeemed at net asset value at the close of the New York Stock Exchange on the day the properly completed request is received by Nationwide Advisory Services, Inc. (NAS), at its offices in Columbus, Ohio. A CONTINGENT DEFERRED SALES CHARGE MAY APPLY TO REDEMPTION OF SHARES OF THE TAX-FREE INCOME OR U.S. GOVERNMENT INCOME FUNDS (see "Contingent Deferred Sales Charge," page
18).
    Requests for redemptions may be in writing or by telephone (if authorized). Payment for shares redeemed is made within 3 days of receipt. The value of shares redeemed depends upon the market value of the investments of each fund at the time of redemption and may be more or less than the shareholders' cost.
    You cannot redeem investments which have been on deposit for a period of less than 12 days. This is to assure that your check has cleared. To avoid this possible 12-day delay, you may make your investment by wire (see "How To Purchase Shares by Wire," page 17). You will receive a confirmation each time a liquidation of shares is requested. Redemptions may be suspended or the date of payment postponed when the New York Stock Exchange is closed (other than customary weekend and holiday closings listed in the "How To Purchase Shares" section, page 16), or if trading is restricted or if any emergency exists.

YOU CAN REDEEM IN ANY OF THE FOLLOWING WAYS:

BY TELEPHONE

   NAS NOW -- By calling 1-800-637-0012, 24 hours a day, seven days a week, you will automatically have access to NAS NOW to make a redemption (check mailed to address of record) unless you declined the option in item 8 of the application. Additional NAS NOW redemption options are also available, if elected, in item 8. NAS NOW also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information.

   CUSTOMER SERVICE LINE -- A check payable to the registrant of record can be mailed to the address of record, unless you declined the option in item 8 of the application. Redemptions of $1,000.00 or more can be wired directly to your account at a commercial bank (voided check must be attached to the application) or sent via Western Union, if elected in item 8 of the application. For additional information on Western Union, please refer to page 18 of the prospectus.

   Telephone redemptions for IRAs are available upon receipt of the proper forms. These redemptions will be subject to mandatory 10% federal income tax withholding, unless you elect out of withholding. For further information, or to request these forms, please call our customer service line at 1-800-848-0920.

   You must call our toll-free number by 4:00 p.m. Eastern Time to receive that day's closing share price.

   The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the prospectus and all telephone transaction calls may be tape recorded. The Funds reserve the right to revoke this privilege at any time and request the redemption in writing, signed by all shareholders. (Redemptions through NAS NOW, the automated voice-response system, will be limited to the following registrations: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. Western Union redemptions are not allowed through NAS NOW.)

   BY BANK WIRE -- Your funds will be wired to your bank on the next business day after your redemption order has been processed. A $5 fee will be deducted from the proceeds for this service. Your financial institution may also charge you a fee for receipt of the wire. (If elected, this authorization will remain in effect until written notice of its termination is received by NAS.)

   BY ACH -- Your funds will be sent via ACH to your bank account on the second business day after your redemption

                         NATIONWIDE(R) FAMILY OF FUNDS

   order has been processed. There is no fee to receive your funds via ACH. (If elected, this authorization will remain in effect until written notice of its termination is received by NAS.) Funds sent through the automated clearing house should reach your bank in two business days.

   BY WESTERN UNION -- With Western Union's Quick Cash(R) service, you can receive your redemptions the next day across the United States or throughout the world. If you have elected, you can phone in your request to receive funds, next business day, at 24,000 locations - including major supermarkets and mail-box type outlets - many open 24 hours a day, seven days a week. The fee for the Western Union service is $9.50 per $10,000.00. Funds being sent outside of The United States may be subject to a higher fee. This fee is deducted from your account.

BY MAIL OR FAX (NO MINIMUM) -- Write or fax to Nationwide Advisory Services, Inc., Three Nationwide Plaza, P.O. Box 1492, Columbus, Ohio 43216-1492 or FAX
(614) 249-8705. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the withdrawal are included. For example, if your account is registered John Doe and Mary Doe, 'Joint Tenants With Right of Survivorship,' then both John and Mary must sign the redemption request. For an IRA redemption, you must include date of birth. Also, you must indicate whether or not you wish Federal income tax (not less than 10%) to be withheld from the distribution. The distribution will be processed effective the date the signed letter or fax is received. Fax requests received after 4 P.M. Eastern time will be processed as of the next business day. NAS reserves the right to require the original document if you use the fax method.

BY MONEY MARKET CHECK WRITING -- Money Market shareholders receive free check writing privileges (see Privilege 10, page 23 for more details). If you wish to withdraw your money this way, please complete Section 12 of the application. You pay no fee for this service, but the Fund reserves the right to charge for it or to terminate this service.
    IF YOU HAVE MONEY MARKET CHECK WRITING PRIVILEGES, YOU SHOULD NOT ATTEMPT TO REDEEM YOUR ENTIRE ACCOUNT BY WRITING A CHECK. This is because dividends are accrued daily which will not be credited to your account until the end of the month. This could result in a small remaining balance, which would be subject to the $2 per month fee on Money Market accounts below minimum requirements.

ALTERNATE METHODS -- In the event of significant market activity, it may be difficult to reach Nationwide Advisory Services, Inc. by telephone. If so, an investor may choose to use alternate methods to contact NAS such as sending instructions by a special delivery service, or by facsimile (FAX) machine (614-249-8705). If you use the FAX method, NAS reserves the right to require the original document.

CONTINGENT DEFERRED SALES CHARGE
(TAX-FREE INCOME FUND AND U.S. GOVERNMENT INCOME FUND ONLY)
A contingent deferred sales charge will be imposed on any redemption which causes the current value of your account to fall below the total amount of all purchases made during the preceding five years. THE CONTINGENT DEFERRED SALES CHARGE IS NEVER IMPOSED ON DIVIDENDS, WHETHER PAID IN CASH OR REINVESTED, OR ON APPRECIATION. The contingent deferred sales charge applies only to the lesser of the original investment or current market value.
    Where the charge is imposed, the amount of the charge will depend on the number of months since you made the purchase payment from which an amount is being redeemed, according to the following table:

Months since purchase  0-     13-    25-    37-    49-    61 &
payment was made       12     24     36     48     60     over
----------------------------------------------------------------
Contingent deferred
sales charge
percentage             5%     4%     3%     2%     1%     none

    For purposes of the charge, it is assumed that the oldest shares remaining in your account will be sold first. All payments during a month will be aggregated and deemed to have been made on the last day of the preceding month.
    Your money will earn daily dividends through the date of liquidation. If you redeem all of your shares, you will receive a check representing the value of your account, less any applicable contingent deferred sales charge, on the date of withdrawal, including all daily income dividends credited to your account through the date of withdrawal.
    THE CONTINGENT DEFERRED SALES CHARGE WILL BE WAIVED IN THE CASE OF A TOTAL OR PARTIAL REDEMPTION FOLLOWING THE DEATH OR DISABILITY OF A SHAREHOLDER (ACCOUNTS OWNED BY AN INDIVIDUAL OR AN INDIVIDUAL JOINTLY WITH SPOUSE) IF REDEMPTION OCCURS WITHIN ONE YEAR OF DEATH OR INITIAL DETERMINATION OF DISABILITY. (Also see "Waiver of Contingent Deferred Sales Charge," page 22 for other situations where the contingent deferred sales charge will be waived.)

ACCOUNTS FALLING BELOW MINIMUM INVESTMENT REQUIREMENTS
Because of the high cost of maintaining small accounts, NAS MAY CLOSE ANY ACCOUNT WHICH, AS A RESULT OF REDEMPTIONS, HAS A VALUE OF LESS THAN $250 (EXCLUDING AUTOMATIC ASSET

                         NATIONWIDE(R) FAMILY OF FUNDS

ACCUMULATION(SM) accounts). However, you will be notified if your account value is less than the required minimum, and you will be allowed 90 days to make additional investments before the account is liquidated.
    IN THE CASE OF A MONEY MARKET FUND ACCOUNT BELOW THE MINIMUM, ON AVERAGE FOR ANY MONTH, A $2 MONTHLY FEE WILL BE ASSESSED. The fee is deposited into the Fund to offset the expenses of carrying these small accounts. Shares are redeemed in the first week of the following month to cover the fee.

SIGNATURE GUARANTEE
NAS reserves the right to require that your signature be guaranteed by an authorized agent of an "eligible guarantor institution," which include, but are not limited to, certain banks, credit unions, savings associations, and member firms of national security exchanges. A signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations.


[PHOTOGRAPH]


Alexandra Marie Bukeavich, Bond Fund shareholder.

INVESTOR STRATEGIES

1 MONEY MARKET PLUS GROWTH(SM) -- This strategy provides the security of principal that the Money Market Fund offers plus the opportunity for greater long-term capital appreciation through reinvestment of dividends into one of the common stock funds (Growth or Fund).
    An initial investment of $5,000 or more is made in the Money Market, and monthly dividends are then automatically invested into the common stock funds (Growth or Fund) at the offering price. Money Market Plus Growth(SM) gives investors stability of principal through the Money Market's fixed share price, which is unaffected by market swings, and its portfolio of high quality, short-term money market investments. And the Money Market offers instant liquidity through unlimited free checking ($500 minimum), telephone redemption, or NAS NOW -- all without penalty for early withdrawal. NOTE: Money Market Fund dividends reinvested into one of the stock funds are subject to applicable sales charges.

2 MONEY MARKET PLUS INCOME(SM) -- This strategy provides the security of principal that the Money Market Fund offers plus the opportunity for greater income and capital appreciation by reinvesting dividends into one of Nationwide's bond funds (Bond, Tax-Free Income or U.S. Government Income).
    An initial investment of $5,000 or more is made in the Money Market and monthly dividends are then reinvested into a bond fund. Money Market Plus Income(SM) allows investors the opportunity to capitalize on shifts in interest rates.
    When short-term interest rates increase, so do Money Market dividends. At the same time, bond fund share prices generally decrease. So, with Money Market Plus Income(SM), when you earn higher Money Market dividends, you can generally purchase more bond fund shares at lower prices. Conversely, when interest rates and Money Market dividends decrease, bond fund share prices usually increase -- you will automatically buy fewer bond fund shares at higher prices. Money Market Plus Income(SM) provides investors with stability of principal, instant liquidity through Money Market free checking ($500 minimum), telephone redemption, or NAS NOW, and the opportunity for greater income and capital appreciation. NOTE: Money Market Fund dividends reinvested into one of the bond funds are subject to applicable sales charges.

3 AUTOMATIC ASSET ACCUMULATION(SM) -- This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an

                         NATIONWIDE(R) FAMILY OF FUNDS

extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at inflated prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.
    You can get started with Automatic Asset Accumulation(SM) for as little as $25 a month (Growth, Fund or Bond), or $100 a month (Tax-Free Income, U.S. Government Income or Money Market). Another way to take advantage of the benefits that Dollar Cost Averaging can offer is through the Money Market Plus Growth(SM) or Money Market Plus Income(SM) investor strategies.

4 AUTOMATIC ASSET ALLOCATION(SM) -- This strategy is for investors who want to set up an account in more than one of our funds. This allows you to further diversify your portfolio to accommodate your unique needs. If you set up your account with Automatic Asset Accumulation(SM), additional investments can be automatically allocated among the funds based upon your initial percentage. You must satisfy the account minimum requirements (subsequent investments) of each fund in which you invest. Changes to your percentage allocation can be made by calling toll-free 1-800-848-0920.

5 AUTOMATIC ASSET TRANSFER(SM) -- This systematic investment plan is designed especially for investors who want to invest $5,000 or more in the stock or bond funds, but not all at one time. An initial investment of $5,000 or more is made in the Money Market Fund, then a fixed amount that you predetermine is transferred systematically monthly or quarterly into another Fund ($50 minimum transfer, $100 minimum for the Tax-Free Income Fund and U.S. Government Income
Fund). The money is transferred on the 25th day of the month or on the business day preceding the 25th day. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Money Market to any Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.
    Those who have a more conservative outlook on investing can transfer smaller sums monthly and spread the transfer of assets into another Fund over a longer period of time, while those with a more aggressive outlook can transfer larger sums over a shorter period. Either way, you receive the added benefits of current rates paid on the portion of your investment in the Money Market, along with the stability offered by the Money Market's fixed share price.

6 AUTOMATIC WITHDRAWAL PLAN(SM) ($50 OR MORE) -- You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, three times/year, semi-annually or annually, to you (or anyone you designate) from your account. WITHDRAWALS MADE FROM THE TAX-FREE INCOME FUND OR U.S. GOVERNMENT INCOME FUND UNDER THIS PLAN, LIKE OTHER REDEMPTIONS, MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.
    NOTE: If your monthly withdrawals exceed the monthly dividends from your account, you will be depleting principal, which will reduce your future dividend potential.

INVESTOR PRIVILEGES

The Funds offer the following privileges to shareholders. Additional information may be obtained by calling Nationwide Advisory Services, Inc. (NAS) toll-free at 1-800-848-0920.

1 NO SALES CHARGE ON MONEY MARKET -- You pay no sales charge when you invest or redeem in the Money Market.

2 SALES CHARGE SCHEDULE AND AVAILABLE DISCOUNTS

INITIAL SALES CHARGE DISCOUNT
For purchases of the Growth, Fund and Bond Funds, your sales charge percentage will be reduced according to the chart below:

-----------------------------------------------------------

        SALES CHARGE SCHEDULE          As a percentage of:
   If your investment plus the value  Offering      Amount
       of other shares held is:        Price       Invested
-----------------------------------------------------------
less than $50,000, the sales charge
  is:                                    4.5 %        4.71%
$50,000 but less than $100,000           4.0 %        4.17%
$100,000 but less than $250,000          3.0 %        3.09%
$250,000 but less than $500,000          2.0 %        2.04%
$500,000 but less than $1,000,000        1.0 %        1.01%
$1,000,000 but less than $5,000,000      0.25%        0.25%
$5,000,000 or more                       0.0 %        0.0 %

    Shareholders can receive even greater discounts through the cumulative effect of the discounts below:

LIFETIME ADDITIONAL DISCOUNT
The sales charge is computed at the rate applied to the amount invested plus the accumulated value of all shares held in any of the Nationwide Family of Funds (except Nationwide Money Market Fund) including shares acquired by reinvestment of dividends and capital gains distributions.

                         NATIONWIDE(R) FAMILY OF FUNDS

FAMILY MEMBER DISCOUNT
In addition, all shares held in any Fund accounts (except Nationwide Money Market Fund) of members of the registrant's family may be included, provided these family members reside at the registrant's address.
    For other discount privileges, see "Insurance Proceeds or Benefits Discount Privilege" and "Letter of Intent (LOI) Discount," page 21.

3 NO SALES CHARGE ON REINVESTMENTS(SM) -- All dividends and capital gains may be reinvested free of charge within the same Fund. The Trust will not mail checks for dividends of less than $5. Dividends will be reinvested, and you will receive a confirmation.

4 EXCHANGE PRIVILEGE(SM) -- The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions. There is no administrative fee, exchange fee or limit to the number of exchanges permitted. HOWEVER, AN EXCHANGE IS A SALE AND PURCHASE OF SHARES AND, FOR FEDERAL AND STATE INCOME TAX PURPOSES, MAY RESULT IN A CAPITAL GAIN OR LOSS. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased. (Shares of the Fund exchanged to must be registered in the shareholder's state of residence).

EXCHANGES FROM GROWTH, FUND, BOND, AND MONEY MARKET FUNDS
Shares of the Growth, Fund and Bond Funds may be exchanged among any of Nationwide's Family of Funds without sales charge, and shares of the Tax-Free Income or U.S. Government Income Funds acquired as a result of such exchanges will not be subject to the applicable contingent deferred sales charge normally assessed on redemptions.
    Exchanges from the Money Market Fund to any other Fund will be subject to applicable sales charges. (For exchanges to the Growth, Fund or Bond Funds, see "Sales Charge Schedule and Available Discounts" on page 20. For exchanges to the Tax-Free Income or U.S. Government Income Funds, see "Contingent Deferred Sales Charge," page 18).

EXCHANGES FROM TAX-FREE INCOME AND U.S. GOV'T INCOME FUNDS
Shares of the Tax-Free Income and U.S. Government Income Funds may be exchanged between these two Funds without incurring any contingent deferred sales charges. For exchanges to the Growth, Fund or Bond funds, the applicable contingent deferred sales charge will be waived, but the investor will be subject to the normal sales charges for the Growth, Fund and Bond funds according to "Sales Charge Schedule and Available Discounts," page 20.
    NOTE: Shareholders moving money to the Money Market Fund are subject to the applicable contingent deferred sales charge on their redemption of Tax-Free Income Fund or U.S. Government Income Fund shares.

EXCHANGES MAY BE MADE THREE CONVENIENT WAYS:

BY TELEPHONE

    NAS NOW -- You can automatically process exchanges by calling 1-800-637-0012, 24 hours a day, seven days a week. However, if you declined the option in item 7 of the application, you will not have this automatic exchange privilege. NAS NOW also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information.

    CUSTOMER SERVICE LINE -- By calling 1-800-848-0920, you may exchange shares by telephone if the shares are not issued in certificate form. Requests may be made only by the account owner(s). You must call our toll-free number by 4:00 p.m. Eastern Time to receive that day's closing share price.

    NAS may record all instructions to exchange. NAS reserves the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

    The funds will employ the same procedure described under "How to Sell (Redeem) Shares" on page 18 to confirm that the instructions are genuine.

BY MAIL -- An exchange may be made by writing to Nationwide Advisory Services, Inc., Three Nationwide Plaza, P.O. Box 1492, Columbus, Ohio 43216-1492. Please be sure that your letter is signed by all owners of the account and that your account number and the Fund you wish to exchange to are included.

ALTERNATE METHODS -- In the event of significant market activity, it may be difficult to reach NAS by telephone. If so, an investor may choose to use alternate methods to contact NAS such as sending instructions by a special delivery service or by facsimile (FAX) machine (614-249-8705). If you use the FAX method, NAS reserves the right to require the original document.

5 INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE (GROWTH, FUND OR BOND FUNDS
ONLY) -- If the funds used to purchase shares come from proceeds or benefits of an

                         NATIONWIDE(R) FAMILY OF FUNDS

insurance policy issued by any of the Nationwide Enterprise of insurance companies or their affiliated companies, the sales charge is one-half the rate established, provided the purchase is made within 60 days after receipt of the proceeds or benefits.

6 LETTER OF INTENT (LOI) DISCOUNT -- This discount permits you to purchase shares of the Growth, Fund or Bond funds at a reduced cost during a 13-month period if the amount invested, or the value of shares held by you and other family members of your household, plus the amount invested (excluding investments in Nationwide Money Market Fund), equals or exceeds $50,000. LOI is not a binding obligation upon the investor to buy the shares. It is merely a statement of intent.
    By marking the appropriate box and signing the application, you indicate your intention to complete the appropriate LOI. The LOI will be completed when your new investments, together with the value of all existing shares held by you, your spouse, minor children, and other family members of your household, total an amount equal to the amount checked on the application. You obtain a reduced sales charge on each share purchased during the 13-month period. The LOI may be backdated, up to 90 days, to include previous purchases under the reduced sales charge available under the LOI.
    If the intended investment is not completed, the investor will be asked to pay the difference between the sales charge actually paid and the sales charge due on the amount invested according to the "Sales Charge Schedule," page 20. If the difference is not paid within 20 days after written request, the investor irrevocably constitutes and appoints Nationwide Advisory Services, Inc. as their attorney-in-fact, with full power of substitution, to redeem an appropriate number of shares from their account to cover the amount due. For more details on the LOI Discount, call 1-800-848-0920.

7 NET ASSET VALUE PURCHASE PRIVILEGE (GROWTH, FUND, BOND FUNDS ONLY) -- All sales of shares to the public are made at the public offering price, except the following sales made at net asset value: (1) shares sold through institutional sales to other registered investment companies affiliated with Nationwide Advisory Services, Inc., (2) shares issued on transfer of investments from the Growth, Fund or Bond funds to another Fund in the Nationwide Family of Funds (see "Exchange Privilege," page 20), and (3) sales which may be made (a) to any pension, profit sharing, or other employee benefit plan for the employees of NAS, any of its affiliated companies, or investment advisory clients and their affiliates, (b) to Trustees and retired Trustees of NIF and NIF-II; directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives, and immediate relatives of deceased employees (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren) of any of the Nationwide Enterprise Companies or their affiliates, or any investment advisory clients of the Funds' advisor and their affiliates, (c) to directors, officers and full-time employees, their spouses, children or immediate relatives, and immediate relatives of deceased employees (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren) of any sponsor group which may be affiliated with the Nationwide Enterprise Companies from time to time, which include but are not limited to Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative, (d) any endowment or non-profit organization, (e) any pension, profit sharing, or deferred compensation plan which is qualified under section 401(a), 403(b) or 457 of the Internal Revenue Code of 1986 as amended, dealing directly with the Distributor with no sales representative involved, at net asset value, upon written assurance of the purchaser that the shares are acquired for investment purposes and will not be resold except to the Trust, (f) any life insurance company separate account registered as a unit investment trust, and (g) any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees.

8 WAIVER OF CONTINGENT DEFERRED SALES CHARGE (TAX-FREE INCOME AND U.S. GOVERNMENT INCOME FUNDS ONLY) -- The contingent deferred sales charge is waived under the circumstances of a shareholder's (including either spouse on joint spousal accounts) death or permanent disability (see "Contingent Deferred Sales Charge," page 18). The contingent deferred sales charge is also waived on redemptions of shares effected by: (1) any of the classes of shareholders listed in Privilege 7, sections (1), and (3)(a) through (3)(f); and (2) shares redeemed that were acquired as a result of a transfer of investments from the Tax-Free Income, U.S. Government Income, Growth, Fund or Bond funds (see "Exchange Privilege," page 20).

9 NO SALES CHARGE ON A REPURCHASE -- If you redeem all or part of your Growth, Fund, or Bond Fund shares for which you paid sales charges, you have a one-time privilege to reinvest all or part of the redemption proceeds in any of the NIF Funds without a sales charge, within 30 days after the effective date of the redemption.
    If you redeem all or part of your Tax-Free Income Fund or U.S. Government Income Fund shares on which you paid a contingent deferred sales charge, you have a one-time privilege to reinvest all, or part, of the redemption proceeds in either of the NIF-II Funds within 30 days and receive credit for any

                         NATIONWIDE(R) FAMILY OF FUNDS

contingent deferred sales charge pro-rated according to the percentage of the reinvestment, e.g., 100% for a full reinvestment, etc.
    If you realize a gain on your redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If you realize a loss and you use the reinstatement privilege, some or all of the loss will not be allowed as a tax deduction depending upon the amount reinvested.

10 FREE CHECKING ACCOUNT PRIVILEGE (MONEY MARKET FUND ONLY) -- You may request a supply of free checks for your personal use and there is no monthly service fee. You may use them to make withdrawals of $500 or more from your account at any time. Your account will continue to earn daily income dividends until your check clears your account. There is no limit on the number of checks you may write. Cancelled checks will not be returned to you. However, your monthly statement will provide the check number, date and amount of each check written. You will also be able to obtain copies of cancelled checks by contacting one of our service representatives at 1-800-848-0920.

INVESTOR SERVICES

1 NAS NOW AUTOMATED VOICE RESPONSE SYSTEM -- Our toll-free number 1-800-637-0012 will connect you 24 hours a day, seven days a week to NAS NOW, our new automated voice response system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

2 TOLL-FREE INFORMATION AND ASSISTANCE -- Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 A.M. and 5 P.M. Eastern Time. Call toll-free: 1-800-848-0920. Or contact NAS at our FAX telephone number (614) 249-8705.

3 RETIREMENT PLANS (NOT AVAILABLE WITH THE TAX-FREE INCOME FUND) -- Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 1-800-848-0920.

4 MUTUAL FUND GIFT CERTIFICATES -- Gift Certificates may be purchased for special occasions such as birthdays, graduations, weddings and as appreciation gifts. Minimum subsequent purchase amounts: $25 in the Growth, Fund or Bond funds; $100 in the Tax-Free Income, U.S. Government Income, and Money Market funds. NOTE: Respective minimum purchase amounts ($250 for the Growth, Fund and Bond funds; $1,000 for the Tax-Free Income, U.S. Government Income and Money Market funds) must be met when using gift certificates to open new accounts. Contact one of our service representatives at 1-800-848-0920 for complete details and instructions.

5 SHAREHOLDER CONFIRMATIONS -- You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions. Instead, these will appear on your next consolidated statement.

6 CONSOLIDATED STATEMENTS -- Growth and Fund shareholders receive quarterly statements as of the end of March, June, September and December. Bond, Tax-Free Income, U.S. Government Income and Money Market Fund shareholders receive monthly statements. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.
    For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds. Your accounts are consolidated by social security number and zip code. Accounts in your household under other social security numbers may be added to your statement at your request. Depending on which Funds you own, your consolidated statement will be sent either monthly or quarterly. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

7 AVERAGE COST STATEMENT -- This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.
    Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax advisor on the other methods available. The information on your average cost statement will not be provided to the IRS. If you have any questions, contact one of our service representatives at 1-800-848-0920.

                         NATIONWIDE(R) FAMILY OF FUNDS

8 SHAREHOLDER REPORTS -- All shareholders will receive reports semi-annually detailing the financial operations of the funds.

9 PROSPECTUSES -- Updated prospectuses will be mailed to you annually.

10 UNDELIVERABLE MAIL -- If mail from Nationwide Advisory Services, Inc. (NAS) to a shareholder is returned as undeliverable on two or more consecutive occasions, NAS will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. Any dividends that would be payable by check to such shareholders will be reinvested in the shareholder's account until NAS receives notification of the shareholder's correct mailing address.

MANAGEMENT OF THE TRUSTS

The business and affairs of the funds are managed under the direction of their respective Boards of Trustees.
    Under the terms of the Investment Management Agreement, Nationwide Advisory Services, Inc. (NAS) manages the investment of the assets and, subject to the supervision of the Trustees, provides various administrative services and supervises the daily business affairs of the Trusts. NAS, an Ohio corporation, is a wholly-owned subsidiary of Nationwide Life Insurance Company, which in turn is a wholly-owned subsidiary of Nationwide Financial Services, Inc.
    The Funds pay the Investment Manager fees based on average daily net assets of that Fund at the rate of .5% per year. Currently the Money Market Fund pays the Investment Manager fees of .45% per year, with the remaining .5% waived.
    The Tax-Free Income and U.S. Government Income Funds pay the Investment Manager based on average daily net assets of each Fund at the rate of .65% on the first $250 million of average daily net assets, .60% on the next $250 million, .55% on the next $250 million, and .50% on the average daily net assets in excess of $750 million.
    At its option, the Investment Manager may waive any portion of the management fee charged to the Money Market Fund in order to offer shareholders the highest possible current yields consistent with the investment policies and types of permitted investments of the Fund.
    NAS, as Distributor of the Funds, markets the Funds. It also provides the administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, taxes, and regulatory reports. For accounting services, NAS receives a total annual fee of $48,000 from NIF Funds only.

MANAGEMENTS' DISCUSSION OF FUNDS' PERFORMANCE
Managements' discussion of the Funds' performance is contained in the Funds' Annual Report, which will be made available upon request and without charge by writing to NAS at Three Nationwide Plaza, P.O. Box 1492, Columbus, Ohio 43216-1492, or call toll-free 1-800-848-0920.

TRANSFER AND DIVIDEND DISBURSING AGENT
NAS, through its wholly-owned subsidiary, Nationwide Investors Services, Inc.
(NIS), serves as transfer agent and dividend disbursing agent for the Trust.

DISTRIBUTION PLAN (TAX-FREE INCOME AND U.S. GOVERNMENT INCOME FUNDS ONLY)
The NIF-II Trust has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940 which permits the Funds to compensate the Distributor for expenses associated with the distribution of its shares. Under the Plan, each Fund pays the Distributor compensation accrued daily and paid monthly at a maximum annual rate of .35% of the Trust's average daily net assets. Currently, the Tax-Free Income and U.S. Government Income Funds accrue daily and pay monthly to the Distributor compensation at the annual rate of .20% of the Funds' average daily net assets. The Distributor will continue to waive the remaining .15% until further written notice.
    The Distributor also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares (See "Contingent Deferred Sales Charge," page 18). Distribution expenses paid by the Distributor may include the costs of printing and mailing prospectuses and sales literature to prospective investors, advertising, and compensation to sales personnel and broker-dealers.

EXPENSES
For the fiscal year ended October 31, 1996, the ratio of operating expenses to average net assets was .64% for Growth, .61% for Fund, .70% for Bond, .96% for Tax-Free Income, 1.06% for U.S. Government Income, and .60% for Money Market. The Growth, Fund, Bond and Money Market Funds will not bear expenses in excess of 1% of average daily net assets. Such limitations did not affect any of the funds during the year ended October 31, 1996.

THE EFFECT OF INTEREST RATES ON BOND VALUES

All bond prices (U.S. government, municipal and corporate) are affected by interest rates. Generally, as prevailing interest rates rise, the market value of bonds falls. Conversely, as interest rates fall, bond market values generally rise. Thus, if interest rates have

                         NATIONWIDE(R) FAMILY OF FUNDS

increased from the time a security was purchased for a Fund, that security's value could be less than cost, reducing the net asset value per share of the Fund. If later sold, that security might be sold at a price less than its cost resulting in a capital loss. Similarly, if interest rates have declined from the time a security was purchased, that security's value could be greater than its cost, resulting in an increase in the net asset value per share. If later sold, it might be sold at a price greater than its cost resulting in a capital gain. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.
    The change in interest rates does not affect all bond prices equally. Many other factors contribute to a change in value, such as the time to maturity, supply and demand for the securities, perception of credit quality, and other economic forces.
    Generally, debt securities with shorter maturities are subject to less price fluctuation resulting from interest rate changes. Securities with longer-term maturities are subject to greater price fluctuation.
    The table on the next page shows the effect on prices (stated as a percentage change) of an intermediate-term bond and a long-term bond given a 1, 2 and 3 percentage point change in interest rates. As the example shows, the longer the time to maturity, the greater the price change.

                             APPROXIMATE CHANGE IN
                             MARKET VALUE OF A BOND

        CHANGE IN           RISING            FALLING
     INTEREST RATES     INTEREST RATES     INTEREST RATES
---------------------------------------------------------------
                    7-YEAR BOND YIELDING 8%
     1%                       -5.1%              +5.5%
     2%                       -9.9              +11.3
     3%                      -14.4              +17.5
                   30-YEAR BOND YIELDING 8%
     1%                      -10.3%             +12.5%
     2%                      -18.9              +27.7
     3%                      -26.2              +46.4

    Supply and demand also affect prices and can moderate or exaggerate the price fluctuation resulting from changes in interest rates. Similarly, a change in a security's credit rating (e.g., a reduction from AA-rated to A or below) can have an adverse effect on the price of a security.
    Changes in the value of portfolio securities will not affect the interest income from those securities but will be reflected in the net asset value per share of the Funds.

DISTRIBUTIONS AND TAXES

INCOME DIVIDENDS AND CAPITAL GAINS
Substantially all of the net investment income, if any, will be paid to shareholders quarterly at the end of March, June, September and December by the stock funds (Growth and Fund), and at the end of each month by the Bond, Tax-Free Income, U.S. Government Income and Money Market funds. Checks will not be mailed for dividends of less than $5. These dividends will be reinvested, and you will receive a confirmation showing the transaction.
    In those years in which sales of a Fund's portfolio securities result in net realized capital gains, these gains will be distributed to shareholders in December.

FEDERAL TAXES
Each of the Funds intends to qualify for treatment under subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and, therefore, must distribute substantially all net investment income and capital gains to shareholders annually. In general, if the Funds distribute all of their net investment income, they are not required to pay any federal income taxes. In addition to federal income tax, if the Funds fail to distribute the required portion of investment income or capital gains in any year, they will be subject to a non-deductible 4% excise tax on the amount which they have failed to distribute. The Funds intend to make distributions in sufficient amounts to avoid the imposition of this excise tax.
    Dividends paid by each of the Funds (with the exception of the Tax-Free Income Fund) are taxable as income to the shareholder for Federal income tax purposes. For corporate shareholders, the appropriate portion of each year's distribution is eligible for the corporate dividend received deduction.
    Dividends paid by the Tax-Free Income Fund will be exempt from Federal income tax to the extent that the income of the Fund is derived from bonds which qualify for such exemption. Some portion of the income from the Tax-Free Income Fund may be taxable annually. The taxable portion of each distribution will be based on the ratio, each year, between the Fund's taxable income and total income. This ratio shall be determined within 60 days following the close of the taxable year. The annual ratio may differ significantly from the ratio for the period actually covered by each distribution.
    Under current tax law as of February 28, 1997, net long-term capital gains, if any, realized by the Funds are generally taxable to the shareholder at the same tax rate as ordinary income, but in no event may the tax rate on such gains exceed 28% for an individual or 35% for a corporation.

                         NATIONWIDE(R) FAMILY OF FUNDS

    The Funds will annually report to each shareholder that shareholder's portion of the net income and capital gain of each Fund, for inclusion in the shareholder's income.
    Individual and corporate shareholders may be subject to the Alternative Minimum Tax ("AMT") if their Alternative Minimum Taxable Income ("AMTI") exceeds the exemption amounts set forth in Section 55 of the Code. The AMT, at rates as high as 28% for individuals and 20% for corporations, is reduced by the regular tax due for the year. AMTI is the taxpayer's taxable income for the year for regular tax purposes, increased by the tax preferences described in Section 57 of the Code and adjusted as described in Section 56 of the Code. Preferences include interest from Specified Private Activity Bonds, as defined in Section 57
(a) (5) (C) of the Code. Bonds of this type may be held by one or more of the Funds from time to time.
    A shareholder may be subject to federal backup withholding at a rate of 31% of each distribution if the shareholder fails to certify that the taxpayer identification number given is correct and that the shareholder is not subject to such withholding because of underreporting of income (or if the Internal Revenue Service gives notice that such certifications are not accurate).

STATE AND LOCAL TAXES
Distributions to shareholders of the Funds may be subject to state and local taxes, even if not subject to Federal income taxes. These laws vary, and you are advised to consult a tax adviser regarding such taxes.

REDEMPTIONS OF SHARES
Redeeming shares may result in a capital gain or loss for tax purposes. For your convenience, NAS provides a year-end statement, reflecting your taxable gain or loss for the year based on the average cost paid for redeemed shares (see "Average Cost Statement," page 23.)


                [PHOTOGRAPH]


                Nathan Hart, Money Market Fund shareholder, with his wife, Carol, on their wedding day.

TAX ADVANTAGES OF THE
TAX-FREE INCOME FUND

The yield on taxable securities is normally higher than on tax-exempt securities of comparable quality and maturity. However, you can determine whether a tax-free investment provides a higher after-tax yield or return than an investment subject to tax by using the following formula:

Tax-Free Yield /100% - [Your Tax Rate]   =   What you must earn
                                             on a taxable investment
                                             to equal this tax-free yield

    By using current tax-free yields and your own tax rate in the formula above, you can make an informed investment decision. This formula will not be applicable if you are subject to the Alternative Minimum Tax (see page 25).
    The table below and on the following page show the advantages of investing in tax-exempt obligations for those individuals in higher tax brackets. Taxable yields are compared to equivalent tax-free yields. The first table is based on the maximum marginal tax rates currently in effect under the Internal Revenue Code for the 1997 tax year at various levels of taxable income.

                         NATIONWIDE(R) FAMILY OF FUNDS

    For example, if you file a joint return with an adjusted gross income of $50,000, you are in the 28% tax bracket. A 5% tax-free yield would be equivalent to an 6.9% taxable yield for you.
    Over the long term, the effect of tax-free investing is significant. With the Tax-Free Income Fund, dividends can be automatically reinvested and allowed to accumulate on a tax-free basis. You can see this advantage in the "How a $20,000 Investment Grows at 5% Tax-Free vs. 5% Taxable" table below:

      TAX-EQUIVALENT YIELDS BASED ON INCOME, TAX RATE, AND TAX-FREE YIELD

                                                                                           TAX-FREE YIELD
             TAXABLE INCOME*                 1997 MARGINAL FEDERAL     -------------------------------------------------------
   JOINT RETURN          SINGLE RETURN          INCOME TAX RATE        4%      4.5%     5%      5.5%     6%      6.5%      7%
    $0 - 41,200           $0 - 24,650                 15%              4.7     5.3      5.9     6.5      7.1     7.6       8.2
 $41,200 - 99,600      $24,650 - 59,750               28%              5.6     6.3      6.9     7.6      8.3     9.0       9.7
 $99,600 - 151,750     $59,750 - 124,650              31%              5.8     6.5      7.2     8.0      8.7     9.4      10.1
$151,750 - 271,050    $124,650 - 271,050              36%              6.3     7.0      7.8     8.6      9.4     10.2     10.9
   Over $271,050         Over $271,050               39.6%             6.6     7.5      8.3     9.1      9.9     10.8     11.6



                                                                        7.5%     8%
                                                                        8.8    9.4
                                                                       10.4   11.1
                                                                       10.9   11.6
                                                                       11.7   12.5
                                                                       12.4   13.2

* Net amount after exemptions and deductions.


         HOW A $20,000 INVESTMENT GROWS AT 5% TAX-FREE VS. 5% TAXABLE**

  1997            5 YEARS                  10 YEARS                 20 YEARS                 30 YEARS
  TAX       --------------------     --------------------     --------------------     --------------------
BRACKET     TAXABLE     TAX-FREE     TAXABLE     TAX-FREE     TAXABLE     TAX-FREE     TAXABLE     TAX-FREE
--------    -------     --------     -------     --------     -------     --------     -------     --------
15%         $24,627     $25,525      $30,324     $32,578      $45,978     $53,066      $69,713     $86,439
28%         $23,869     $25,525      $28,486     $32,578      $40,572     $53,066      $57,786     $86,439
31%         $23,696     $25,525      $28,076     $32,578      $39,413     $53,066      $55,328     $86,439
36%         $23,412     $25,525      $27,405     $32,578      $37,551     $53,066      $51,454     $86,439
39.6%       $23,208     $25,525      $26,931     $32,578      $36,263     $53,066      $48,829     $86,439

** Rates are compounded daily, and taxes are assumed to be paid once a year. The information contained in the above chart is not a projection or guarantee of the Fund's performance. It is only a general comparison of two investments: one taxable and one tax-exempt. The Fund's performance may not duplicate the chart results. The percentage return figures were chosen arbitrarily and are not a forecast of future results.

PERFORMANCE ADVERTISING
FOR THE FUNDS

FUND PERFORMANCE ADVERTISING
The Funds may use historical performance in advertisements, sales literature, semi-annual and annual reports and the prospectus. Such figures will include quotations of average annual (compound) total return for the most recent one, five, and ten-year periods (or the life of the Fund if less). Average annual (compound) total return represents the average annual percentage change in the value of an investment for the specified periods assuming a redemption of the investment at the end of such periods. It reflects the changes in share price and assumes reinvestment of all dividends and distributions at net asset value. Average annual (compound) total return reflects the effect of maximum sales charges.
    The Funds may also choose to show nonstandard returns including total return and simple average total return. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains. In addition, sales charge assumptions will vary. Initial sales charge percentages decrease as amounts invested increase and contingent deferred sales charges decrease over time, as outlined on pages 20 and 18 of this prospectus, respectively; therefore, returns increase as sales charges decrease.
    Total return represents the cumulative percentage change in the value of an investment over time, calculated by subtracting the original investment from the redeemable value and dividing the result by the original amount of the investment. The simple average total return is calculated by dividing total return by the number of years in the period, and unlike average annual (compound) total return, does not reflect compounding.

                         NATIONWIDE(R) FAMILY OF FUNDS

    The Bond, Tax-Free Income and U.S. Government Income funds may advertise their SEC yields. The SEC yield is based on a 30-day period. This yield takes into account the yields to maturity on all debt instruments and all dividends accrued on equity securities, since equity securities do not have maturity dates. The SEC yield is computed by dividing the net investment income per share earned during the 30-day period by the maximum offering price per share on the last day of the period.
    The Money Market Fund may advertise current seven-day yield quotations computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period to obtain a base period return and then multiplying the base period return by (365/7). For purposes of this calculation, the net change in account value reflects the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares. The Money Market's effective yield represents a compounding on an annualized basis of the current yield quotations.

RANKINGS AND RATINGS IN FINANCIAL PUBLICATIONS
The Funds may report their performance relative to other mutual funds or investments. The performance comparisons are made to: other mutual funds with similar objectives; other mutual funds with different objectives; or, to the investment industry as a whole. Other investments which the Funds may be compared to include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end funds; market indexes; fixed-rate, insured bank CDs, bank money market deposit accounts and passbook savings; and the Consumer Price Index.
    Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to:
Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's, Schabaker Investment Management, Kanon Bloch Carre & Co.; magazines such as Money, Fortune, Forbes, Kiplinger's Personal Finance Magazine, Smart Money, Mutual Funds, Worth, Financial World, Consumer Reports, Business Week, Time, Newsweek, U.S. News and World Report; and other publications such as the Wall Street Journal, Barron's, Columbus Dispatch, Investor's Business Daily, and Standard & Poor's Outlook.
    The rankings may or may not include the effects of sales charges.


                             [PHOTOGRAPH]


                             Emily Sullivan, Bond Fund shareholder.

The categories in which the Funds may be cited include, but are not limited to:

GROWTH FUND:
Growth Funds, Long-Term Growth Funds

NATIONWIDE FUND:
Growth and Income Funds, Growth Funds, Long-Term Growth Funds

BOND FUND:
Income Funds, High Grade Corporate Bond Funds, A-Rated Bond Funds

TAX-FREE INCOME FUND:
General Municipal Bond Funds, High-Quality Municipal Bond Funds, A-Rated Municipal Bond Funds, Municipal Bond Funds, Tax-Free Funds

U.S. GOVERNMENT INCOME FUND:
U.S. Government Bond Funds, Intermediate-Term U.S. Government Bond Funds, Limited-Term U.S. Government Bond Funds, U.S. Government Securities Funds, Government Bond Funds

                         NATIONWIDE(R) FAMILY OF FUNDS

MONEY MARKET FUND:
Money Market Funds, Current Income Funds

The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past and/or present performance ratings. Past performance of the Funds, like any investment, is no guarantee of future results. Future results may be less or more.

ADDITIONAL INFORMATION

STATEMENTS OF ADDITIONAL
INFORMATION
These documents (one each for the NIF and NIF-II trusts), containing more information on the Funds, are filed with the Securities and Exchange Commission. Free copies may be obtained from NAS upon request (see "Shareholder Inquiries," page 29).

DESCRIPTION OF SHARES
The assets of each Fund are segregated, and you have an interest only in the assets of the class in which you own shares. Shares of a particular class are equal in all respects to the other shares of that class and in the event of liquidation of the Fund will share pro rata in the distribution of the net assets of such Fund. All shares are of $1 par value and fully paid, nonassessable, transferable, and redeemable. There are no preemptive rights.

JOINT PROSPECTUS DISCLOSURE
Although each Trust (NIF and NIF-II) is offering only shares of its own Funds, it is possible that a Trust might become liable under the Securities Act of 1933 for any material misstatement or omission in the Prospectus about Funds of the other Trust. The Trustees of each Trust have considered this in approving the use of a single combined Nationwide Family of Funds Prospectus.

VOTING RIGHTS
Shareholders of each class of shares have one vote for each share held. Voting rights cover the Investment Management Agreement, Distribution Agreement, election of Trustees, termination of the Trust, sale of assets as a whole, change of investment objectives, investment policies, investment restrictions (NIF only), and other business matters. In regard to termination, sale of assets, or change of investment objectives, policies and restrictions (NIF only), the right to vote is limited to the holders of shares of the particular class affected by the proposal.

SHAREHOLDER INQUIRIES
Inquiries regarding the Funds should be directed to Nationwide Advisory Services, Inc., Three Nationwide Plaza, P.O. Box 1492, Columbus, Ohio 43216-1492, or call 1-800-848-0920.


[PHOTOGRAPH]


Front row, left to right: Jessica Taff and her cousin, Rebecca Taff, Nationwide(R) Fund shareholder, with their aunt, Betsy Taff, Money Market Fund, Nationwide(R) Fund and Growth Fund shareholder.


[PHOTOGRAPH]


William Reeves, Bond Fund shareholder, helps out with the sweet corn.

                         NATIONWIDE(R) FAMILY OF FUNDS

NATIONWIDE INVESTING
FOUNDATION FUNDS:
Growth Fund
Nationwide Fund
Bond Fund
Money Market Fund

NATIONWIDE INVESTING
FOUNDATION II FUNDS:
Tax-Free Income Fund
U.S. Government Income Fund

NATIONAL DISTRIBUTOR AND
INVESTMENT MANAGER
Nationwide Advisory Services, Inc.
P.O. Box 1492
Three Nationwide Plaza
Columbus, Ohio 43216-1492

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215-2537

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
Nationwide Advisory Services, Inc.
(Through its wholly owned subsidiary,
Nationwide Investors Services, Inc.)

LEGAL COUNSEL
Druen, Rath & Dietrich
One Nationwide Plaza
Columbus, Ohio 43215-2220

CUSTODIAN
The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263-0001

       NATIONWIDE(R)
         FAMILY OF
           FUNDS

 INVESTOR
 PROFILES:

 NATIONWIDE(R) GROWTH FUND
 is for investors seeking
 to maximize capital
 growth by investing in
 the common stock of
 companies in industries
 where economic trends and
 new technologies indicate
 greater-than-average
 growth potential.

 NATIONWIDE(R) FUND is for
 investors seeking to
 maximize returns through
 a flexible combination of
 income and long-term
 capital appreciation,
 generally from common
 stocks of well-known,
 larger companies.

 NATIONWIDE(R) BOND FUND
 is for investors seeking
 high monthly income with
 the degree of safety that
 can be provided through
 high-quality bonds and
 other fixed-income
 securities.

 NATIONWIDE(R) TAX-FREE
 INCOME FUND is for
 investors seeking high
 monthly income free from
 Federal taxes with the
 degree of safety that can
 be provided through
 high-quality municipal
 bonds.

 NATIONWIDE(R) U.S.
 GOVERNMENT INCOME FUND is
 for investors seeking
 high monthly income,
 reduced share price
 fluctuations and relative
 safety of principal
 through securities backed
 by the U.S. government
 and its agencies.

 NATIONWIDE(R) MONEY
 MARKET FUND is for
 investors seeking monthly
 income at current rates
 of return with maximum
 share price stability
 (principal is not
 intended to fluctuate).
                            INVESTING IN THE FUNDS

                                                                                             Tax-Free Income
                                                                               Growth           U.S. Gov't
                                                                                Fund              Income
                                                                                Bond           Money Market
                                           INVESTMENT MINIMUMS:
                                             New Accounts                       $250              $1,000
                                             Subsequent Investments             $ 25              $  100

                            (Certain investor strategies, privileges and services allow initial investments below these minimums. See details contained within this prospectus.)

                            HOW TO INVEST: A new account can be opened by completing the application contained in this Prospectus and mailing it along with your check made payable to Nationwide Advisory Services, Inc. at the address shown on the back cover. Subsequent investments can be made by mail, wire or NAS NOW. More details on purchasing and selling shares can be found on pages 16 through 18.

                            INVESTOR STRATEGIES
                            Nationwide offers six investor strategies to assist with your financial goals. A complete description of each strategy can be found on pages 19 and 20.

                            MONEY MARKET PLUS GROWTH(SM)
                            MONEY MARKET PLUS INCOME(SM)
                            AUTOMATIC ASSET ACCUMULATION(SM)
                            AUTOMATIC ASSET ALLOCATION(SM)
                            AUTOMATIC ASSET TRANSFER(SM)
                            AUTOMATIC WITHDRAWAL PLAN(SM)

                            INVESTOR PRIVILEGES & SERVICES
                            Investors have the following privileges and services available to them. Further details begin on page 20.

                            SALES CHARGE DISCOUNTS
                            NO SALES CHARGES ON DIVIDENDS & CAPITAL GAINS REINVESTED
                            NO SALES CHARGES ON REPURCHASE
                            NAS NOW 24-HOUR AUTOMATED VOICE RESPONSE SYSTEM EXCHANGE PRIVILEGES AND FREE TELEPHONE EXCHANGES TOLL-FREE CUSTOMER ASSISTANCE
                            RETIREMENT PLANS (IRAS, SEPS, AND OTHERS)
                            MUTUAL FUND GIFT CERTIFICATES
                            CONSOLIDATED STATEMENTS
                            AVERAGE COST STATEMENT
                            FREE CHECKING ACCOUNT (MONEY MARKET FUND ONLY)

                               Nationwide(R) and LOGO are registered Federal
                              Service marks of the Nationwide Mutual Insurance Company.

[LOGO - NATIONWIDE ADVISORY SERVICES, INC.]

NATIONWIDE FAMILY OF FUNDS
--------------------------
1997 PROSPECTUS
---------------

[LOGO-STAMP]

Nationwide(R) Family of Funds                                BULK RATE
Three Nationwide Plaza                                       U.S. POSTAGE
Columbus, Ohio  43215-2220                                   PAID
                                                             CLEVELAND, OHIO
                                                             PERMIT NO. 1702

                                   APPLICATION

 IMPORTANT: THE SUITABILITY AND SIGNATURE SECTIONS ON PAGE A2 MUST BE COMPLETED
                             TO OPEN A NEW ACCOUNT.

     For IRA Plans use application from IRA Booklet. Make checks payable to:
                       Nationwide Advisory Services, Inc.

PLEASE PRINT OR TYPE
To complete application, follow                            Send application and check to:
instructions to the left of each    For assistance in      NATIONWIDE ADVISORY SERVICES, INC.  NOTE:
section, then remove from           opening an account:    THREE NATIONWIDE PLAZA              To avoid delays, do not use
prospectus booklet and mail with    CALL TOLL-FREE:        P.O. BOX 1492                       P.O. Box for special delivery
check to address at right.          1-800-848-0920         COLUMBUS, OHIO 43216-1492           and other overnight services.

SALES REPRESENTATIVE
USE ONLY                            Agent Name ___________________________________________________________

Stamps are permitted provided       Agent #____________________________ State # _____________ Phone # ( )_____________________
all necessary information is
included.

1 - INITIAL INVESTMENT              GROWTH+ $_____________________     TAX-FREE INCOME++         $_____________________
Specify dollar amount you wish to   FUND+   $_____________________     U.S. GOVERNMENT INCOME++  $_____________________
invest in each Fund (purchases      BOND+   $_____________________     MONEY MARKET++            $_____________________
must be in U.S. dollars). You may   + Minimum investment $250          ++  Minimum investment $1,000
allocate your investment among        (or $25 monthly*)                    (or $100 monthly*)
any or all funds provided account
minimums are net for each fund      / / Initial investment from insurance proceeds/benefits of Nationwide/Affiliate companies
(only one check needed). *MINIMUM       insurance policy.
MONTHLY INVESTMENTS AVAILABLE ONLY
WITH AUTOMATIC ASSET ACCUMULATION.

2 - ACCOUNT REGISTRATION            / / INDIVIDUAL     / / JOINT TENANT       / / GIFTS TO          / / TRANSFER
a) Check only one box b) Fill in                           WITH RIGHT OF          MINORS                ON DEATH
complete name, address, telephone                          SURVIVORSHIP           (Complete #4)         (Complete pg. A5)
number, date of birth,
occupation, and employer.           / / OTHER (Complete appropriate form on pages A5-A7
c) If any party is a minor, you         if corporation, association, partnership, etc.)
must also complete #4 below.
d) IF YOU WISH TO NAME ONE OR
MORE BENEFICIARIES, YOU MUST ALSO   -----------------------------------------------------------    -------------------------------
COMPLETE THE TRANSFER ON DEATH      Name of Individual (first, middle initial, last), Custodian,   Joint Tenant
FORM ON PAGE A5.                    Corporation, or Trustee

                                    -----------------------------------------------------------  ( ----- )------------------------
                                    Address - Street                                               Business Phone

                                    -----------------------------------------------------------  ( ----- )------------------------
                                    City                         State         Zip                 Home Phone

                                    ----- /----- /----------  ---------------------------------    -------------------------------
                                    Date of Birth (mo/day/yr) Occupation                           Employer

                                    I am a / / Nationwide/Affiliate/Advisory Client employee/retiree/relative
                                    / / Nationwide Sponsor Group employee/relative

3 - SOCIAL SECURITY                 | | | | | | | | | |                                            / / Initial here if you have
NUMBER/TAXPAYER                                                                                        been notified by the
IDENTIFICATION NUMBER               / / Soc. Sec. Number or / / Tax Identification Number              Internal Revenue Service
A Social Security or tax                                                                               that you are subject to the
identification number is required   (Required by IRS; you cannot open an account unless provided.)     31% withholding due to
by federal law. Trust account--use                                                                     underreporting of income.
owner's SS number. Gifts/Transfers
to Minors account--use the minor's  I am a / / U.S Citizen.        / /  Other (specify) ___________________________
SS number, NOT custodian's, and
complete #4 below.


4 - GIFTS/TRANSFERS TO MINORS       ______________________________________________ custodian for __________________________________
Complete only if account is         Custodian (one only)                                        Minor (one only)
established under the Uniform
Gifts/Transfers to Minors Act,      under the __________________________________ Uniform Gifts/Transfers to Minors Act.
making sure you report the minor's                   (State of Residence)                       ______ /______ / ______
Social Security number in #3                                                                    (Minor's Date of Birth--mo/day/yr)
above.

5 - DIVIDEND OPTION                 Check One:  / / Reinvest Dividends and Capital Gains      / /  Pay Dividends in Cash and
Check how you wish to receive                                                                          Reinvest Capital Gains
your dividends and capital gains.               / / Pay Dividends and Capital Gains in Cash   / /  Pay Capital Gains in Cash and
                                                                                                       Reinvest Dividends

                                    / / I want my dividends and/or capital gains deposited directly to my banking institution
                                        (ATTACH COPY OF VOIDED CHECK).

6 - DISCOUNT PRIVILEGE              / / I have other Nationwide Mutual Fund Accounts (also list below any other
To receive maximum sales charge         members of your household with accounts).
discounts on purchases of the
Growth, Fund, or Bond Funds,        Spouse: SS# _________ - _____ - ____________    Child:  SS# _________ - _____ - ____________
check box. Also list Social
Security numbers of all members     Child:  SS# _________ - _____ - ____________    Child:  SS# _________ - _____ - ____________
of your household with Nationwide
Mutual Fund accounts (all must      Other _____________________________________     SS# _________ - _____ - _____________
reside at address listed in                            (Relationship)
#2 above).


7- EXCHANGE PRIVILEGE            / / By initialing this box and signing this application below, I authorize Nationwide
You must initial this box in         Investors Services, Inc. to act upon my voice recorded telephone instructions to exchange
order to exchange shares of a        my account among Nationwide's Mutual Funds. I have read and agree to the terms and
Fund for shares of another Fund      conditions  of the telephone  exchange privilege on page 21 of the  prospectus. I understand
by telephone (no fee). Certain       that this  privilege may be suspended, limited or  terminated  without  notice and exchanges
restrictions apply (see page         may entail a sales charge.
21).

8 - TELEPHONE                    / / The Transfer Agent is authorized to honor telephoned requests from any registered
WITHDRAWALS                          shareholder for the redemption of Fund shares. (The funds will employ reasonable
Initial the box if you want to       procedures for the protection of shareholders to confirm that instructions communicated
redeem shares by telephone. A        by telephone are genuine such as, but not limited to, recording the conversation,
check from your account can be       requiring some form of personal  identification and providing written  confirmation of the
sent to the address on this          transaction. If these procedures are not followed, the funds may be liable for any loss
application (no fee). If you want    due to unauthorized or fraudulent  instructions.)  Amounts of $1,000 or more can be wired
amounts of $1,000 or more wired      provided that proceeds are  transmitted  ONLY to this bank account  (ATTACH COPY OF VOIDED
to your banking institution          CHECK):
($5 fee applies) fill in bank
name, address, and account          Bank Name_____________________________________________________   Account No._______________
number.                             (Bank must be a Federal Reserve Bank member)

                                    Bank Address______________________________________________________
                                                City    State    Zip

If you want your check or cash sent
the next day to a Western Union
location, fill in the eight character
Western Union personal identification
number at the right.                  (Choose any 8 numbers or letters. Be sure to keep your PIN number for future reference.)



9 - SUITABILITY REVIEW              PRIMARY INFORMATION
The SEC / NASD Rules require that   INVESTMENT OBJECTIVE _____ Growth Potential _____Price Stability
all registered representatives                           _____ Income Potential _____Other /Specify____________________________
have reasonable grounds for
believing that an investment is     INVESTMENT GOALS     _____ Retirement _____ Savings         _____ Professional Mgmt.
suitable for you. Such a decision                        _____ Education  _____ Diversification _____ Other
is based on the facts, if any,
disclosed by you. Please answer
all questions to the best of your
ability. If you are not certain     ADDITIONAL INFORMATION    Estimated Annual Income   Face Value of Life       Cash Value of
of a particular value, please make  FINANCIAL INFORMATION                               Insurance                Life Insurance
a reasonable estimate. If a
category does not apply to you,                               $----------------------   $----------------------- $-------------
indicate this by entering an NA.

                                                     Value of Passbook Savings  Value of Mutual Funds     Value of CD's

IF YOU CHOOSE NOT TO DISCLOSE ANY
INFORMATION, YOU MUST SIGN THE                       $----------------------    $-----------------------  $-------------
SPACE BELOW.
                                            Value of Stocks Est.       Value of Residence /      Value of Bonds
                                                                       Other Real Estate

                                            $----------------------    $-----------------------  $-------------
                                            Other Assets               Est. Indebtedness (Includes Mortgages and
                                                                       Car Loans)

                                            $----------------------    $-----------------------

                                            Marital Status ___ Married ___ Single ___ Widowed ____________________
                                                                                              Spouse's Occupation

                                            Number of Dependents ___   Sex ___ M ___ F
                                                                       Spouse's Employer

I CHOOSE NOT TO DISCLOSE ANY SUITABILITY INFORMATION.

                                    ADDITIONAL COMMENTS ___________________________________________________

X____________________________________________________

         Client Signature ___________________________________________________

10 - SIGNATURE SECTION     IMPORTANT: BOTH AGENT AND CLIENT MUST SIGN THIS SECTION OF THE APPLICATION TO OPEN A NEW ACCOUNT.

I UNDERSTAND THE INVESTMENT OBJECTIVES OF THE(SE) FUND(S) AND I BELIEVE THAT THEY ARE CONSISTENT WITH MY NEEDS AND OBJECTIVES. ALSO, I UNDERSTAND THAT THE VALUE OF MY SHARES WILL FLUCTUATE (EXCEPT THE MONEY MARKET FUND WHICH SEEKS TO MAINTAIN A FIXED $1.00 SHARE PRICE) AND, DEPENDING ON THE MARKET VALUE OF THE FUNDS' INVESTMENTS AT THE TIME I REDEEM MY SHARES, I MAY RECEIVE MORE OR LESS THAN THE ORIGINAL AMOUNT.

I AM OF LEGAL AGE, AND I HAVE RECEIVED A NATIONWIDE(R) FAMILY OF FUNDS PROSPECTUS DATED FEBRUARY 29, 1996, AND HAVE READ IT CAREFULLY AND AGREE TO ITS TERMS. I UNDERSTAND THAT I WILL RECEIVE A CONFIRMATION OF ALL TRANSACTIONS. I CERTIFY, UNDER PENALTIES OF PERJURY, THAT I AM NOT SUBJECT TO BACK-UP WITHHOLDING UNLESS INDICATED ON THE REVERSE SIDE OF THIS APPLICATION AND THAT THE INFORMATION REGARDING TAX IDENTIFICATION AND SOCIAL SECURITY NUMBER AND BACK-UP WITHHOLDING IS TRUE, CORRECT AND COMPLETE.

THE INTERNAL REVENUE SERVUCE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIERD TO AVOID BACKUP WITHHOLDING.

X ___________________ X______________________________________ Date______________
SIGNATURES (WITH TITLE, IF ANY) OF ALL OWNERS SHOWN IN ACCOUNT REGISTRATION,
SECTION 2 ON PAGE A1.

                           APPROVED FOR SUITABILITY BY HOME OFFICE
                           PRINCIPAL:

X _________________ Date____________ _______________________________________
AGENT SIGNATURE (NO STAMPS)                 Principal's Signature

                  NATIONWIDE(R) MUTUAL FUND SERVICES
                  COMPLETE THIS SECTION ONLY IF YOU WISH TO ELECT ONE OR MORE OF THESE ADDITIONAL SERVICES. TO ELECT ADDITIONAL INVESTMENT STRATEGIES, SEE PAGE A4.

11 - GIFT CERTIFICATE               Name of Recipient:________________________________________________________________
Complete only if you are opening
a new account (for the person       Giver: ___________________________________________________________________________
named in Section 2) with a gift
certificate. If you have any        Occasion: _________________________________________________ Amount of Gift:_______
questions, contact one of our
service representatives at          Mail Certficate to:_______________________________________________________________
1-800-848-0920 between 8 A.M. and
5 P.M. (Eastern Time) Monday thru   ---------------------------------------------------------------------------
Friday before mailing
application.

12 - FREE CHECKS                    / / Please initial the box if you would like a supply of free checks. Be sure all
(MONEY MARKET FUND ONLY)                authorized account holders sign below. Checks may be written for $500 or more only.
To receive a free supply of
checks to use for withdrawing       CHECK BOX TO INDICATE     / / Only one signature    / / Two signatures    / / ____signatures
funds from your Money Market Fund   HOW MANY SIGNATURES           is required               are required          are required
account: a) initial the first box;  ARE REQUIRED
b) check the number of signatures
required to withdraw, and c) have   SIGNATURES OF ALL AUTHORIZED ACCOUNT HOLDERS:
ALL authorized account holders
sign here (i.e., Joint Tenant       X_________________________________________________________ X________________________________
named in the Account Registration
or all authorized individuals       X_________________________________________________________ Account No.______________________
listed on the accompanying
Corporate, Partnership or           In signing this section the signator(s) agree to be subject to the customary rules and
Association Certified               regulations governing checking accounts and to the conditions set forth below. If the Checking
Resolutions).                       Account Privilege is established after the opening of the account, or if any change is made in the above information, all signatures will have to be guaranteed.

NAMES MUST BE SIGNED EXACTLY AS     The payment of funds on the conditions set forth in this section is authorized
THEY APPEAR IN THE ACCOUNT          by the signature(s) appearing above. Nationwide Investors Services, Inc., the
REGISTRATION                        Fund's Transfer Agent, is hereby appointed agent by the person(s) signing this card and will cause the Fund to redeem a sufficient number of shares from the account to cover checks presented for payment without requiring signature guarantees. The Fund and its agents will not be liable for any loss, expense or cost arising out of check redemptions or checks returned without payment. Shares outstanding in the account for less than 12 days will not be liquidated to pay checks presented unless the Transfer Agent is assured that good payment has been collected through normal banking channels. The Transfer Agent has the right not to honor checks that are for less than $500 or checks in an amount exceeding the value of the account at the time the check is presented for payment. This privilege is subject to the provisions of the current prospectus of the Fund as amended from time to time. This agreement may be modified or terminated at any time.


NATIONWIDE(R) MUTUAL FUND INVESTOR STRATEGIES
COMPLETE THIS SECTION ONLY IF YOU WISH TO ELECT ONE OR MORE OF THESE INVESTOR STRATEGIES.

13 - MONEY MARKET PLUS              / / I want my monthly Money Market Fund dividends invested into indicated Fund (one
GROWTH(SM) & MONEY MARKET               only).
PLUS INCOME(SM) PLANS                   Minimum $5,000 Money Market Fund investment. See Page 19.
Check appropriate box to select
the Fund in which you want to       MONEY MARKET PLUS GROWTH(SM) / / Growth / / Fund
reinvest your monthly Money Market
Fund dividends. If you have an      MONEY MARKET PLUS INCOME(SM) / / Bond / / Tax-Free Income* / / U.S. Government Income*
established account you want Money                                                               * Must have an established account.
Market dividends reinvested into,
write account number in space       / / I want my Money Market dividends reinvested into my previously  established account #:_____
provided. See page 19.

14 - AUTOMATIC ASSET                / / I want to establish an Automatic Asset Accumulation plan. I want the specified dollar
ACCUMULATION(SM) &                      amount(s) invested into the Fund(s) of my choice, as specified below. NOTE: You must meet
AUTOMATIC ASSET                         the account minimums of each fund in which you invest. If you have any questions, please
ALLOCATION(SM) PLANS                    contact one of our representatives at 1-800-848-0920. See page 20 for more details.
Initialing the box and completing       (YOU MUST ATTACH COPY OF A VOIDED CHECK.)
the Authorization Form below
authorizes your bank to make
monthly investments directly from                    Select Investment Date: / / 5th / / 15th / / 25th
your checking account into the                       (Choose one only)
Fund(s) of your choice in the
dollar amount(s) indicated. If you      Monthly investments are to be allocated as follows:
are taking advantage of Automatic
Asset Allocation(SM) by selecting       GROWTH+ $__________________ TAX-FREE INCOME++        $__________________
more than one Fund, be sure to          FUND+   $__________________ U.S. GOVERNMENT INCOME++ $__________________
specify the dollar amount for each      BOND+   $__________________ MONEY MARKET++           $__________________
Fund (YOU MUST MEET THE ACCOUNT         + Minimum investment $25 monthly ++ Minimum investment $100 monthly
MINIMUMS FOR EACH FUND IN WHICH
YOU INVEST). See page 20.

15 - NAS NOW SPECIAL PURCHASE and    / / Special Purchase Authority By initialing this box, you give NAS the authority to add bank
REDEMPTION                               wiring instructions to your account.
Initial the apropriate box(es) if
you want the ability to process a               Bank Name:_______________________________
purchase or redemption through the                        (Please attach a voided check)
NAS NOW line (see page  ).  These
funds will be transmitted to/from   / /  Special Redemption Authority By initialing this box, you give NAS the authority to add
your bank through the automated          telephone redemption and bank wiring instructions to your account.
clearing house.
                                                Bank Name:_______________________________
                                                         (Please attach a voided check)

16 - AUTOMATIC ASSET                / / I want to establish an Automatic Asset Transfer Plan. $50 per month minimum transfer.
TRANSFER(SM) PLAN                       See page 20.
Fill in the blanks and initial the      Please transfer $________________ beginning __________ each / / month / / quarter
box to establish regular transfers                       ($50 minimum)              Month/Year
from your Money Market Fund account
to the Fund account of              Into the _____________________________ Fund Account # _________________________
your choice. See page 20.                                                  (if already established)

17 - AUTOMATIC                      / / I want to receive a check drawn on my account
WITHDRAWAL PLAN(SM)                 / / bi-weekly / / monthly / / quarterly / / 3/year / / semi-annually / / annually for $________.
Fill in the blanks and initial the                                                                                     ($50 minimum)
box allowing you to receive         / / Specify month you want to receive your first check: Month_________ . Checks
checks for $50 or more monthly or       will be mailed to the address indicated in Section #2 unless otherwise
quarterly from your account. See        specified in writing, or you can elect direct deposit to your bank account.
page 20.

                                    / / Check box if you want withdrawals deposited directly to your banking institution
                                        (ATTACH COPY OF A VOIDED CHECK).

18- LETTER OF INTENT                / / I want to establish a Letter of Intent, and agree to the conditions and terms on
Initial the box and check the           page 22.
amount you intend to invest in one  / / $50,000 / / $100,000 / / $250,000 / / $500,000 / / $1,000,000 or more
13-month period to obtain a
reduced sales charge. See page
22.

                                  FORMS SECTION
              IF YOU CHECKED BOX MARKED "TRUST/OTHER" OF SECTION 2
    OF APPLICATION, YOU MUST COMPLETE APPROPRIATE FORM FROM THIS SECTION AND
                          MAIL ALONG WITH APPLICATION.
                             TRANSFER ON DEATH (TOD)
                 FOR INDIVIDUAL AND JOINT TENANCY ACCOUNTS ONLY

Shareholders of each Fund may choose to have their shares transferred upon death directly to their designated beneficiary(ies). If you choose to name one or more beneficiaries for the account you are opening with this application, all shares in the account, including those purchased in the future, will be transferred directly to the designated beneficiary(ies) upon your death. If you designate one or more beneficiaries for your account, you have the right to change or revoke the beneficiary designation at any time in the future, without the consent of the beneficiary(ies). If you elect to use this method of transferring the shares in your account upon your death, please complete the section below. This form of transfer is available only for individual and joint tenancy accounts.

I (We) request that the mutual fund account that is opened with this application be registered in beneficiary form under the Ohio Uniform Transfer- On-Death Security Registration Act. I (We) assign ownership upon my (our) death to the beneficiary(ies) named below in the percentage shares indicated. I (We) direct the transfer agent to transfer the shares in such account and any unpaid dividends and capital gains payments in accordance with this direction and the provisions of the Ohio Uniform Transfer On Death Security Registration Act. If the account created with this application is established in joint tenancy, no transfer of ownership of shares under this beneficiary designation will occur until the death of all owners of the account. This beneficiary designation may be modified or revoked for the account any time prior to the death of the last surviving owner of the account, without the consent of the beneficiary(ies), provided the modification or revocation is on the form provided by Nationwide Advisory Services, Inc.(NAS), and is received by NAS, in Columbus, Ohio, prior to the death of the owner(s) of the account. NAS reserves the right to reject any Transfer-On-Death forms which do not meet these and other terms and conditions. NAS will only accept beneficiary designations in which shares are divided among beneficiaries who survive shareholder(s).

FUND:________________________________         ACCOUNT NUMBER: _______________
NAME OF PRIMARY BENEFICIARY(IES):         NAME OF CONTINGENT BENEFICIARY(IES):
(if he/she/they shall survive me (us)):   (if primary beneficiary(ies) shall
If listing a minor as beneficiary also        not survive me (us)):
list the legal guardian in whose name     If listing a minor as beneficiary also
the securities will be registered.        list the legal guardian in whose name
                                          the securities will be registered.

Date of Birth Date of Birth

(1)_________________________ % of shares (1)________________________ % of shares

(2)_________________________ % of shares (2)________________________ % of shares

(3)_________________________ % of shares (3)________________________ % of shares


--------------------------                 -------------------------
Name of Guardian(if minor)               Name of Guardian(if minor)

---------------- ---------------------------------------
Signature                      Date     Signature                        Date

                       APPOINTMENT OF SUCCESSOR CUSTODIAN
               FOR UNIFORM GIFT/TRANSFER ACCOUNT REGISTRATION ONLY

Gentleman:                                          Account #_________________

I,______________________, hereby accept the appointment as the Successor Custodian for this account as the Successor Custodian.______________________
                                                        Signature

I, ____________________________________, Hereby appoint _____________________ as the Successor Custodian for this account.

                                           ------------------------------------
                                           Signature

I, _________________________, Hereby accept the appointment as the Successor Custodian.

                                            ------------------------------------
                                            Signature

PART B:

              STATEMENT OF ADDITIONAL INFORMATION FEBRUARY 28, 1997

NATIONWIDE INVESTING FOUNDATION
NATIONWIDE MONEY MARKET FUND
NATIONWIDE BOND FUND
NATIONWIDE FUND
NATIONWIDE GROWTH FUND

         This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than that set forth in the prospectus and should be read in conjunction with the Funds' prospectus dated February 28, 1997. The prospectus may be obtained from Nationwide Advisory Services, Inc. (NAS), P.O. Box 1492, Three Nationwide Plaza, Columbus, Ohio 43216.

TABLE OF CONTENTS

General Information and History                                  1
Investment Objectives and Policies                               1
Investment Restrictions                                          5
Investment Manager and Other Services                            7
Trustees and Officers of the Trust                               8
Major Shareholders                                              10
Brokerage Allocation                                            10
Purchases, Redemptions, Pricing of Shares                       11
Calculating Money Market Fund Yield                             13
Calculating Yield and Total Return--
  Non-Money Market Funds                                        13
Additional Information                                          15
Tax Status                                                      16
Special Meeting                                                 17
Financial Statements                                            18
Independent Auditors' Report                                    38
Appendix                                                        39

GENERAL INFORMATION AND HISTORY

Nationwide Investing Foundation (NIF) is a diversified, open-end investment management company, created under the laws of Michigan by a Declaration of Trust dated May 5, 1933. The name of the Trust was changed from Mutual Investing Foundation on November 1, 1982.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Funds' investment objectives and policies discussed on pages 9 through 14 of the prospectus. The investment policy and types of permitted investments described here may be changed without prior approval by, or notice to, the shareholders. There is no guarantee that the Funds' objectives will be realized.

         THE NATIONWIDE FUND maintains a policy of retaining maximum flexibility in the management of its common stock portfolio. The Fund's management is limited only by the restrictions itemized under "Investment Restrictions" on page 5 of this Statement of Additional Information.

         For the past ten years, the Nationwide Fund has invested predominately in the common stocks of companies with larger capitalization. Market timing decisions have been avoided, and although not restricted to this, the portfolio has generally remained essentially fully invested. Stock selection traditionally has been based on a long-term (3-5 years) time horizon using a bottom-up, fundamental approach rather than economic forecasting. Certain key factors have been considered in the selection of stocks including: the degree of pricing flexibility a company has as a result of its competitive position within its industry; familiar valuation methods such as price/book and price/earnings valuation ratios; and whether a company has a shareholder-oriented management.

         While it is generally intended to invest in common stocks or in issues convertible to common stock, there are no restrictive provisions covering the proportion of one or another class of securities that may be held, or other restrictions, with the exception of those listed in "Investment Restrictions" in this Statement of Additional Information.


         THE NATIONWIDE GROWTH FUND seeks to benefit from both the underlying economic growth of the companies it invests in plus improvement in the valuation of the stock. The Fund's management is limited only by the restrictions itemized under "Investment Restrictions" on page 5 of this Statement of Additional Information.


         The Growth Fund invests primarily in stocks of companies management believes possess inherent competitive business advantages that will, over a long-term horizon (2-10 years), produce superior earnings growth and increases in price valuation. It further concentrates on buying stocks that fit these criteria only when the purchase valuation is substantially below the perceived future valuation, and holding investment funds in cash when such opportunities are not perceived to be present. Investment decisions are made solely on the long-term fundamental merits of each individual stock, considered as such, without regard to market timing. While management intends to adhere to these strategies for the foreseeable future, it is not restricted to them.

         It is generally intended to invest in common stocks or in issues convertible to common stock; however, there are no restrictive provisions covering the proportion of one or another class of securities that may be held, or other restrictions, with the exception of those listed in "Investment Restrictions" in this Statement of Additional Information.

         THE NATIONWIDE BOND FUND seeks to achieve its objective by investing in a diversified portfolio of high quality debt securities and may invest without restriction in the following types of investments:

- Marketable corporate debt securities issued by U.S. and Canadian corporations (payable in U.S. dollars) rated at the time of purchase within the highest grades assigned by Standard & Poor's Corporation (AAA, AA, or A) or Moody's Investors Service, Inc. (Aaa, Aa, or A).

- Obligations (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or any instrumentality or political subdivision thereof.

- Commercial paper rated Prime-1 or Prime-2 by Moody's Investors Service, Inc., or A-1 or A-2 by Standard & Poor's Corporation.

- Mortgage pass-through securities issued or guaranteed by United States government agencies or by banks and savings associations with assets in excess of $500 million and rated Aa or AA, or better, by Moody's Investors Services, Inc., or Standard and Poor's Corporation.

- Non-marketable securities, judged by the Investment Manager to be of quality similar to that required for public issues, may be acquired with up to 5% of the assets, provided that the aggregate of non-marketable debt, mortgage pass-through obligations and public debt rated Baa or Bbb will not exceed 30% of assets.

- Cash and cash equivalents.

         THE NATIONWIDE MONEY MARKET FUND is designed to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity through investments in a portfolio of money market instruments with a remaining maturity of 397 days or less. The Fund seeks to achieve its objective by investing in instruments receiving a rating in one of the two highest categories by the following six Nationally Recognized Statistical Rating Organizations (NRSROs): Duff and Phelps, Inc. (D&P); Fitch Investors Services, Inc. (Fitch); Moody's Investors Service, Inc. (Moody's); Standard & Poors Corp. (S&P); IBCA Limited and its affiliate, IBCA, Inc. (IBCA); and Thomson Bank Watch (Thomson).*

         The types of instruments in which the Fund may invest include but are not limited to:

- Obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies or instrumentalities, U.S. dollar denominations of foreign governments or any federally chartered corporation.

- Repurchase Agreements may be made by the Fund in respect to any of the securities described above. The agreement is to purchase obligations, which the Fund is qualified to purchase, and at the same time the Fund resells it to the vendor and is obligated to redeliver the security to the vendor on an agreed date in the future and at an agreed price. The resale price is in excess of the purchase price and unrelated to the rate on the purchased security. These transactions afford the Fund an opportunity to earn, at no market risk, a return on cash which is only temporarily available. Certain potential risks associated with investment in repurchase agreements are twofold: 1) in the event of default of an issuer and a decrease in the value of the underlying securities below the repurchase price, the Fund could suffer a loss; and 2) in the event of an issuer's bankruptcy, a Fund's ability to dispose of underlying securities could be delayed.

- Obligations of banks which, at the date of investment, are rated A2 or better by IBCA and TBW1 by Thomson, and have total assets in excess of $500 million, and the obligations of the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Obligations of savings and loan associations (including certificates of deposit and bankers' acceptances) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $500 million; and obligations of other banks or savings and loan associations if such obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation, provided that not more than 10% of the Fund's total assets shall by invested in such insured obligations.

- Taxable or partly taxable obligations issued by state, county, or municipal governments.


*See Appendix, page 39

- Commercial paper which at the date of investment is rated Duff 1 or Duff 2 by D&P, F-1 or F-2 by Fitch, P-1 or P-2 by Moody's, or A-1 or A-2 by S&P; or if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by D&P, AA or better Fitch, Aa or better by Moody's, or AA or better by S&P.

- The Fund may also invest up to 5% of its total assets in commercial paper which at the date of investment is rated F-2 by Fitch, Duff 2 by D&P, P-2 by Moody's, or A-2 by S&P. However, the Fund is limited as to the amount it may invest in the commercial paper of a single issuer to the greater of 1% of the Fund's total assets or $1 million.

- Short-term corporate obligations which, at the date of investment, are rated AA or better by D&P, AA or better by Fitch, Aa or better by Moody's, or AA or better by S&P.



- Bank loan participation agreements representing corporations and banks having a short-term rating, at the date of investment, of F-1 or F-2 by Fitch, Duff 1 or Duff 2 by D&P, P-1 or P-2 by Moody's, or A-1 or A-2 by S&P, under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to the creditworthiness of the borrower.

- All the assets of the Money Market Fund will be invested in obligations with stated remaining maturities of 397 days or less and which generally will be held to maturity. The Fund will, to the extent feasible, make portfolio investment primarily in anticipation of or in response to, changing business, economic and financial conditions. The Fund will attempt to maximize the return on its investments through careful analysis of a wide range of investments available and the different yield relationships existing among various sectors of the market. The dollar weighted average maturity of the Money Market Fund's investment may not exceed 90 days. There can, however, be no assurance that the Fund's investment objective will be achieved.

- The Money Market Fund may invest in securities of foreign corporate and government issuers and in the securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars) in U.S. dollar denominations which at the date of investment are rated A1 or A2 by IBCA or TBW1 by Thomson. Because of this, investment in the Fund involves risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include: future political and economic developments; the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio; possible seizure or nationalization of foreign deposits; the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on securities in the portfolio.

INVESTMENT RESTRICTIONS

The investment restrictions of each Fund cannot be changed without the authorization of the majority of the outstanding shares of the Fund for which a change is proposed.

         THE NATIONWIDE FUND, THE NATIONWIDE GROWTH FUND AND THE NATIONWIDE BOND FUND WILL NOT:

1. Concentrate their investment in any one industry (never more than 25%), but will endeavor to maintain wide industry diversification. Electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities are considered separate industries for this purpose.

2. Invest for the purpose of making short-term trading profits or for the purpose of exercising control of management or deal with the Trustees in the purchase and sale of securities.

3. Make "short" sales or borrow money; lend money or securities to any person; pledge, mortgage or hypothecate assets for any purposes; deal in real estate, commodities or commodity contracts; nor invest in repurchase agreements exceeding 7 days duration with more than 10% of a Fund's assets.

4. Act as an underwriter except to the extent that in conjunction with the disposition of portfolio securities, the Funds may be deemed an underwriter under certain federal securities laws.

5. Purchase securities of any one issuer if immediately thereafter a Fund would have more than 5% of its assets, taken at value, invested in that issuer, or own more than 10% of any class of voting or non-voting securities of any issuer (except obligations issued or guaranteed by the United States).

6. Invest in puts, calls, straddles, spreads, or any combination thereof, or in oil, gas or other mineral leases, rights or royalty contracts.

7. Invest in securities, the disposition of which is restricted under federal securities laws and which may not be publicly sold without registration under the Securities Act of 1933, if as a result, more than 5% of the net assets of a Fund would be invested in such securities.

8. Invest more than 5% of a Fund's assets in companies which have a record of less than three years continuous operation, including their predecessors, or in securities for which market quotations are not readily available.

9. Invest in the securities of any other investment company, as defined in the Investment Company Act of 1940, or retain the securities of any issuer if the combined holdings of all Trustees or officers of the Trust and all directors and officers of the Investment Manager, who owns more than 1/2 of 1% of the securities of such issuer, total more than 5% of the securities of such issuer.

10. Borrow money, except under the following circumstances:

         a) A Fund may borrow an amount not in excess of 33 1/3% of the value of the Fund's total assets (calculated when the loan is made) from banks for temporary purposes to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur. This borrowing provision is not intended for investment purposes, nor will the Funds purchase portfolio securities during periods of borrowings outstanding;

         b) A Fund may borrow an amount equal to no more than 5% of the value of each Fund's total assets (calculated when the loan is made) for temporary, emergency purposes, or for the clearance of transactions, to provide the Investment Manager additional flexibility in the execution of routine daily transactions, and allow for more efficient cash management. This borrowing provision will not be used to leverage the Funds or to borrow for extended periods of time.

THE NATIONWIDE MONEY MARKET FUND MAY NOT:

1. Purchase securities of any one issuer if immediately thereafter the Fund would have more than 5% of its assets, taken at value, invested in that issuer (except obligations issued or guaranteed by the United States); however, the Fund may invest up to 10% of its assets, taken at value, in First Tier Securities, as defined in the Investment Company Act of 1940, as amended, of a single issuer for a period of up to three business days after the purchase thereof, provided the Fund may not make more than one such investment at any one time.

2. Invest more than 25% of the Fund's total assets in the securities of issuers in the same industry. Captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer sales finance and other finance are considered separate industries for purposes of this restriction. Electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities are considered separate industries for purposes of this restriction. Obligations of the United States Government, its agencies and instrumentalities, and obligations issued by state, county or municipal governments are not subject to this 25% limitation on industry concentration. The Fund may, if deemed advisable, invest more than 25% of its assets in the obligations of commercial banks.

3. Enter into any repurchase agreement if, as a result, more than 10% of the Fund's total assets would be subject to repurchase agreements maturing in more than seven days.

4. Make loans to others except for the purchase of the debt securities listed above or the entering into repurchase agreement listed above.


5. Borrow money, except under the following circumstances:

         a) The Fund may borrow an amount not in excess of 33 1/3% of the value of the Fund's total assets (calculated when the loan is made) from banks for temporary purposes to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur. This borrowing provision is not intended for investment purposes, nor will the Fund purchase portfolio securities during periods of borrowings outstanding;

         b) The Fund may borrow an amount equal to no more than 5% of the value of the Fund's total assets (calculated when the loan is made) for temporary, emergency purposes, or for the clearance of transactions, to provide the Investment Manager additional flexibility in the execution of routine daily transactions, and allow for more efficient cash management. This borrowing provision will not be used to leverage the Fund or to borrow for extended periods of time.

6. Pledge more than 10% of its assets and then only to secure temporary borrowings from banks.

7. Sell securities short.

8. Invest in puts, calls, straddles, spreads or any combination thereof.

9. Purchase or sell securities of other investment companies (except in connection with a merger, consolidation, acquisition or reorganization), real estate, or commodities.

10. Engage in the underwriting of securities issued by others.

INVESTMENT MANAGER AND OTHER SERVICES

Under the terms of the Investment Management Agreement, Nationwide Advisory Services, Inc., (NAS) manages the investment of the assets of the Funds in accordance with the policies and procedures established by the Trustees. In addition, NAS, subject to the supervision of the Trustees, administers and manages the affairs of the Trust and furnishes office facilities, equipment and personnel to the Funds. The Agreement also provides that NAS shall reimburse the Trust for the compensation of the Trustees who are "interested persons" of NAS.

         All Nationwide Funds pay the Investment Manager fees based on average daily net assets of each Fund at the rate of one-half of one percent per annum.

         Investment management fees will not be paid in full if such payment would result in total expenses of any Fund exceeding one percent of the average daily net assets of any Fund for any fiscal year (excluding taxes other than payroll taxes and brokerage commissions on portfolio transactions).

The Funds also pay the custodial, transfer agent, accounting, brokerage and legal fees, taxes, printing costs and the fees of the Trustees.

         During the fiscal years ended October 31, 1996, 1995, and 1994, the Investment Manager received fees of $3,212,196, $2,542,155,and $2,173,386 for the Nationwide Growth Fund; $4,425,921, $3,658,939, and $3,571,575 for the
Nationwide Fund; $663,545, $635,757, and $706,054 for the Nationwide Bond Fund, and $2,952,726, $2,739,499, and $2,228,523 for the Nationwide Money Market Fund. During the fiscal year ended October 31, 1996 the Money Market Fund waived .05% of the Investment Manager fee totalling $328,076. This waiver will continue through the 1997 fiscal year. Neither the Investment Manager nor any company affiliated with it receives any brokerage commissions from the Funds.

         NAS continuously offers shares to the public. The distribution contract provides that NAS will sell Fund shares only as an agent for the Funds, receiving as commission the excess of the offering price over the net asset value of the shares sold. During the fiscal years ended October 31, 1996, 1995, and 1994, NAS received commissions on the sale of shares as follows: Nationwide Growth Fund $1,029,727, $609,266, and $821,524; Nationwide Fund $1,089,371,
$520,812, and $619,667; and Nationwide Bond Fund $202,206, $131,140, and
$397,934 respectively. From such commissions, during the years ended October
31, 1996, 1995 and 1994 NAS paid to its own representatives $1,273,701, $635,131, and $1,010,792, respectively. NAS pays other expenses in connection with the distribution of the shares of the Funds.

         NAS receives an annual fee of $48,000 from the trust for accounting services including daily valuation of the Funds' shares, preparation of financial statements, taxes and regulatory reports. NAS also serves as investment adviser to Nationwide Separate Account Trust, Nationwide Investing Foundation II, and Financial Horizons Investment Trust.

NAS is wholly-owned by Nationwide Life Insurance Company, which is wholly-owned by Nationwide Financial Services, Inc., an insurance company holding company. Nationwide Financial Services, Inc. is wholly-owned by Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%).


TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES AND OFFICERS

The principal occupation of the Trustees and Officers during the last five years and their affiliations are:

JOHN C. BRYANT, Trustee
44 Faculty Place, Wilmington, Ohio
Dr. Bryant is Executive Director, Cincinnati Youth Collaborative.
He was formerly Professor of Education, Wilmington College.

C. BRENT DEVORE, Trustee
North Walnut and West College Avenue, Westerville, Ohio
Dr. DeVore is President of Otterbein College.

SUE A. DOODY, Trustee
169 East Beck Street, Columbus, Ohio
Ms. Doody is  President of Lindey's Restaurant, Columbus, Ohio.
She is an active member of the Greater Columbus Area Chamber of Commerce Board of Trustees.

ROBERT M. DUNCAN, Trustee*
1397 Haddon Road, Columbus, Ohio
Mr. Duncan is Vice President & Secretary Emeritus of The Ohio State University. He was formerly a partner in the law firm of Jones, Day, Reavis & Pogue in Columbus, Ohio. He was formerly the U.S. District Court Judge, Southern District of Ohio.

CHARLES L. FUELLGRAF, JR., Trustee*+
600 South Washington Street, Butler, Pennsylvania
Mr. Fuellgraf is Chief Executive Officer of Fuellgraf Electric Company, an electrical construction and engineering company. He is a Director of the Nationwide Insurance Companies and associated companies.

THOMAS J. KERR, IV, Trustee*
4890 Smoketalk Lane, Westerville, Ohio
Dr. Kerr is President Emeritus of Kendall College. He was formerly President of Grant Hospital Development Foundation.

DOUGLAS F. KRIDLER, Trustee
55 E. State Street, Columbus, Ohio
Mr. Kridler is President of the Columbus Association of Performing Arts.

DIMON R. MCFERSON, Trustee*+
One Nationwide Plaza, Columbus, Ohio
Mr. McFerson is President and Chief Executive Officer of the Nationwide Insurance Enterprise.

NANCY C. THOMAS, Trustee+
10835 Georgetown Road, NE, Louisville, Ohio
Ms. Thomas is a farm owner and operator. She is also a Director of the Nationwide Insurance Companies and associated companies.

HAROLD W.WEIHL, Trustee+
14282 King Road, Bowling Green, Ohio
Mr. Weihl is a owner and operator of Weihl Farms. He is also a Director of the Nationwide Insurance Companies and associated companies.

DAVID C. WETMORE, Trustee
11495 Sunset Hills Rd - Suite#210, Reston, Virginia
Mr. Wetmore is the Managing Director of The Updata Group.

JAMES F. LAIRD, JR., Treasurer
Three Nationwide Plaza, Columbus, Ohio
Mr. Laird is Vice President-General Manager of Nationwide Advisory Services, Inc., the Distributor and Investment Manager.

WILLIAM G. GOSLEE, Assistant Treasurer
Three Nationwide Plaza, Columbus, Ohio
Mr. Goslee is Treasurer of Nationwide Advisory Services, Inc., the Distributor and Investment Manager.

RAE MERCER POLLINA, Secretary
Three Nationwide Plaza, Columbus, Ohio
Mrs. Pollina is Corporate Secretary of Nationwide Advisory Services, Inc., the Distributor and Investment Manager.

+ A Trustee who is an "interested person" of the Trust as defined in the Investment Company Act.

*Members of the Executive Committee. Mr. McFerson is Chairman. Mr. Fuellgraf is the Alternate Member. The Executive Committee has the authority to act for the Board of Trustees except as provided by law and except as specified in the Trust's Code of Regulations. All Trustees and Officers of the Trust own less than 1% of its outstanding shares.

The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Compensation Table below sets forth the total compensation to the Trustees from the Trust and from all funds in the Nationwide Fund Complex during the fiscal year ended October 31, 1996. Trust officers receive no compensation from the Trust in their capacity as officers.

                               COMPENSATION TABLE


                                                               PENSION
                                                             RETIREMENT         ESTIMATED
                                          AGGREGATE           BENEFITS           ANNUAL            TOTAL
                                        COMPENSATION         ACCRUED AS         BENEFITS       COMPENSATION
NAME OF PERSON,                             FROM            PART OF FUND          UPON         FROM THE FUND
POSITION                                  THE TRUST            EXPENSES        RETIREMENT         COMPLEX**
John C. Bryant, Trustee                     $ 8,500             --0--              --0--          $15,500
C. Brent DeVore,  Trustee                     8,500             --0--              --0--            8,500
Sue A. Doody, Trustee                         8,500             --0--              --0--            8,500
Robert M Duncan,  Trustee                     8,500             --0--              --0--           15,500
Charles L. Fuellgraf, Jr, Trustee             8,500             --0--              --0--            8,500
Thomas J. Kerr, IV,  Trustee                  8,500             --0--              --0--           15,500
Douglas F. Kridler, Trustee                   8,042             --0--              --0--            8,042
Dimon R. McFerson,  Trustee                   --0--             --0--              --0--            --0--
Robert H. Rickel, Trustee                     3,500             --0--              --0--            3,500
Nancy C. Thomas,  Trustee                     8,500             --0--              --0--            8,500
Harold W. Weihl,  Trustee                     8,500             --0--              --0--            8,500
David C. Wetmore, Trustee                     8,500             --0--              --0--            8,500

+ A Trustee who is an "interested person" of the Trust as defined in the Investment Company Act.

*Members of the Executive Committee. Mr. McFerson is Chairman. Mr. Fuellgraf is the Alternate Member. The Executive Committee has the authority to act for the Board of Trustees except as provided by law and except as specified in the Trust's Code of Regulations. All Trustees and Officers of the Trust own less than 1% of its outstanding shares.

**The Fund Complex includes Trusts comprised of fifteen investment company portfolios.

MAJOR SHAREHOLDERS

         As of January 31, 1997, separate accounts of Nationwide Life Insurance Company had shared voting and investment power over 15,734,708 shares of Nationwide Growth Fund (30.7%), 7,139,577 shares of Nationwide Fund (14.5%), 2,037,337 shares of Nationwide Bond Fund (14.7%) and 375,484,308 shares of Nationwide Money Market Fund (49.1%).

BROKERAGE ALLOCATION

ALLOCATION OF PORTFOLIO BROKERAGE--During the fiscal years ended October 31, 1996, 1995, and 1994, brokerage commissions paid by the Nationwide Growth Fund:
$376,916, $290,230, and $200,970; and, by the Nationwide Fund totaled: $436,679,
$310,027, and $354,991, respectively. During the fiscal years ended October 31, 1996, 1995, and 1994, the Nationwide Bond Fund and Nationwide Money Market Fund paid no brokerage commissions. There is no commitment to place orders with any particular broker/dealer or group of broker/dealers. Orders for the purchases and sales of portfolio securities of the Funds are placed where, in the judgment of the Investment Manager, the best executions can be obtained. None of the firms with whom orders are placed are engaged in the sale of shares of the Nationwide Funds. In allocating orders among brokers for execution on an agency basis, in addition to price considerations, the usefulness of the brokers' overall services is also considered. Services provided by brokerage firms include efficient handling of orders, useful analyses of corporations, industries and the economy, statistical reports and other related services for which no charge is made by the broker above the negotiated brokerage commissions. The Funds and the Investment Manager believe that these services and information, which in many cases would be otherwise unavailable to the Investment Manager, are of significant value to the Investment Manager, but it is not possible to place an exact dollar value thereon. The Investment Manager does not believe that the receipt of such services and information tends to reduce materially the

Investment Manager's expense.

During the fiscal years ended October 31, 1996, 1995, and 1994, brokerage commissions paid to firms rendering statistical services amounted to $376,916, $290,230, and $200,970, respectively, for the Nationwide Growth Fund; and $436,679, $310,027, and $354,991, respectively, for the Nationwide Fund. No formula, method or criteria other than as stated above was used in the allocation of orders among any such firms. In the case of securities traded in the over-the-counter market, the Funds normally deal with the market makers for such securities unless better prices can be obtained through brokers.

PURCHASE, REDEMPTIONS, PRICING OF SHARES

CALCULATION OF NET ASSET VALUE AND OFFERING PRICE--Calculations of net asset values per share of each Fund are made once daily by NAS, as agent appointed by the Trustees, as of the close of the New York Stock Exchange (usually 4 P.M. Eastern Time) on days when the exchange is open and on such other days as the Board of Trustees determines and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities. The Funds will not compute the net asset value on customary business holidays including Christmas, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day and Thanksgiving.

         The offering price for orders placed before the close of the New York Stock Exchange, on each day the exchange is open for trading, will be based upon calculation of the net asset value as of the close of the New York Stock Exchange (usually 4 P.M. Eastern Time). For orders placed after the close of the exchange or on a day on which the exchange is not open for trading, the offering price is based upon net asset value as of the close of the exchange (usually 4 P.M. Eastern Time) on the next day thereafter on which the exchange is open for trading. The net asset value of a share of Nationwide Fund, Nationwide Growth Fund and Nationwide Bond Fund on which offering and redemption prices are based is the net asset value of a Fund, divided by the number of shares outstanding, the result being adjusted to the nearest cent. The net asset value of each Fund is determined by subtracting from the market value of the assets, which are chiefly composed of investment securities, the liabilities of the Fund. Securities of the Funds listed on national exchanges are valued at the last sales price on the principal exchange, or if there is no sale on that day, or if the securities are traded only in the over-the-counter market, at the quoted bid prices. Securities and other assets, for which such market prices are unavailable, are valued at fair value as determined by the Trustees.

         All sales of shares to the public are made at the public offering price, except the following sales made at net asset value: (i) shares sold through institutional sales to other registered investment companies affiliated with Nationwide Advisory Services, Inc., (ii) shares issued on transfer of investments from the Nationwide Growth Fund, Nationwide Fund or Bond Fund to another fund in the Nationwide Family of Funds (see "Exchange Privilege"), and
(iii) sales which may be made (a) to any pension, profit-sharing or other employee benefit plan for the employees of NAS, any of its affiliated companies or investment advisory clients and their affiliates, (b) to Trustees and retired Trustees of NIF and NIF II; directors, officers, full-time employees employed for not less than 90 days, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives, and immediate relatives of deceased employees (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren) of any of the Nationwide Group of Insurance Companies or their affiliates, or any investment advisory clients of the Funds' advisor and their affiliates, (c) to directors, officers and full-time employees, their spouses, children or immediate relatives, and immediate relatives of deceased employees (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren) of any Sponsor Group which may be affiliated with the Nationwide Group of Insurance Companies from time to time, which include but are not limited to Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative, (d) any endowment or pension, profit sharing, or deferred compensation plan which is qualified under Section 401(a) of the Internal Revenue Code of 1986 as amended, dealing directly with the Distributor with no sales representative involved, at net asset value upon written assurance of the purchaser that the shares are acquired for investment purposes and will not be resold except to the Trust, (e) any life insurance company separate account registered as a unit investment trust, and (f) any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees.

MONEY MARKET FUND

         The Nationwide Money Market Fund's net asset value per share is calculated by adding the value of all securities and other assets of the Fund, deducting its liabilities, and dividing by the number of shares outstanding.

         The value of portfolio securities is determined on the basis of the amortized cost valuation in accordance with Rule 2a-7 of the Investment Company Act of 1940. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed by dividing the annualized daily income of the Fund by the net asset value computed as described above may tend to be higher than a like computation made by a Fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities.

         The Trustees have adopted procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations from the Money Market Fund's amortized cost price per share, will be determined at such intervals as the Trustees deem appropriate and are reasonable in light of current market conditions. In the event such deviation from the Money Market Fund's amortized cost price per share exceeds 1/2 of 1 percent, the Trustees will consider appropriate action which might include a revaluation of all or an appropriate portion of the Money Market Fund's assets based upon current market factors.

         The Trustees, in supervising the Fund's operations and delegating special responsibilities involving portfolio management to the Fund's Investment Manager, have undertaken as a particular responsibility within their overall duty of care owed to the Fund's shareholders to assure to the extent reasonably practicable, taking into account current market conditions affecting the Fund's investment objectives, that the Fund's net asset value per share, rounded to the nearest one cent, will not deviate from $1.

         Pursuant to its objective of maintaining a stable net asset value per share, the Money Market Fund will only purchase investments with a remaining maturity of 397 days or less and will maintain a dollar weighted average portfolio maturity of 90 days or less.

CALCULATING MONEY MARKET FUND YIELD

Current yield quotations of the Fund are based on a seven calendar day historical yield, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period to obtain a base period return and multiplying the base period return by (365/7). The resulting yield figure is carried to at least the nearest hundredth of one percent. For purposes of this calculation, the net change in account value reflects the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares. As of October 31, 1996, the Fund's seven-day current yield was 4.90%. The Fund's effective yield represents a compounding on an annualized basis of the current yield quotations of the Fund, and for the period ended October 31,1996 was 5.02%.

         The Fund's yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Fund's expenses.

         Although the Fund determines its yield on the basis of a seven calendar day period, it may use a different time span on occasion. The yield quotes may reflect the expense limitation described under "Investment Manager and Other Services."

         There is no assurance that the yields quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that a shareholder's investment in the Fund is not guaranteed or insured. Yields of other money market funds may not be comparable if a different base period or another method of calculation is used.

CALCULATING YIELD AND TOTAL RETURN--NON-MONEY MARKET FUNDS

The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act of 1933. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

All performance advertisements shall include average annual (compound) total return quotations for the most recent one, five, and ten-year periods (or life if a Fund has been in operation less than one of the prescribed periods). Average annual (compound) total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

The uniformly calculated average annual (compound) total returns for the periods ended October 31, 1996 are shown on the next page.

                     AVERAGE ANNUAL (COMPOUND) TOTAL RETURNS
                       FOR PERIODS ENDED OCTOBER 31, 1996
                         (REFLECT MAXIMUM SALES CHARGES)

                               NATIONWIDE          NATIONWIDE           NATIONWIDE
                               GROWTH FUND            FUND               BOND FUND
1 year                                7.30%            20.43%                 .32%
5 years                              11.27%            11.68%                6.53%
10 years                             11.55%            12.72%                7.42%

NONSTANDARD RETURNS

The Funds may also choose to show nonstandard returns including total return, and simple average total return. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains; in addition, sales charge assumptions will vary. Sales charge percentages decrease as amounts invested increase as outlined on page 21 of the prospectus; therefore, returns increase as sales charge decrease.

Total return represents the cumulative percentage change in the value of an investment over time, calculated by subtracting the initial investment from the redeemable value and dividing the result by the amount of the initial investment. The simple average total return is calculated by dividing total return by the number of years in the period, and unlike average annual (compound) total return, does not reflect compounding.


                    TOTAL RETURNS / CUMULATIVE TOTAL RETURNS
                       FOR PERIODS ENDED OCTOBER 31, 1996
                         (REFLECT MAXIMUM SALES CHARGES)


                                 NATIONWIDE          NATIONWIDE           NATIONWIDE
                                 GROWTH FUND            FUND               BOND FUND
1 year                                  7.30%           20.43%                 .32%
5 years                                70.54%           73.75%               37.20%
10 years                              198.75%          231.39%              104.71%

                          SIMPLE AVERAGE TOTAL RETURNS
                       FOR PERIODS ENDED OCTOBER 31, 1996
                         (REFLECT MAXIMUM SALES CHARGES)

                                 NATIONWIDE          NATIONWIDE           NATIONWIDE
                                 GROWTH FUND            FUND               BOND FUND
1 year                                  7.30%           20.43%                .32%
5 years                                14.11%           14.75%               7.44%
10 years                               19.85%           23.12%              10.46%

The Bond Fund may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The Bond Fund yield for the 30-day period ended October 31, 1996 was 6.25%.

ADDITIONAL INFORMATION


DESCRIPTION OF SHARES--The assets of each class of shares are segregated and a shareholder has an interest in only the assets of the class in which he owns shares. Shares of a particular class are equal in all respects to the other shares of that class and in the event of liquidation of a Fund will share pro rata in the distribution of the net assets of such Fund. All shares are of $1 par value and fully paid, nonassessable, transferable and redeemable. There are no pre-emptive rights.


VOTING RIGHTS--Shareholders of each class of shares have one vote for each share held. Voting rights cover the Investment Management Agreement, Distribution Agreement, election or removal of Trustees, termination of the Trust, sale of assets as a whole, change of investment restrictions, and other business matters. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular class affected by the proposal. When a majority is required it means the lesser of (1) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. Shareholders do not, in all cases, have voting rights with respect to amendments to the Trust Indenture but will receive notice of material amendments.

NON-CUMULATIVE VOTING--More than fifty percent of the shares voting for election of trustees can elect all of the Trustees. Since the voting rights are non-cumulative, the remaining less than 50% of the shares voting will not be able to elect any of the Trustees.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT--Nationwide Investors Services, Inc. (NIS) is the Transfer and Dividend Disbursing Agent for all Nationwide Funds. NIS, a wholly-owned subsidiary of Nationwide Advisory Services, Inc. received fees for transfer agent services during the fiscal year ended October 31, 1996 of $683,043 from the Nationwide Growth Fund, $698,913 from the Nationwide Fund, $161,300 from the Nationwide Bond Fund and $653,631 from the Nationwide Money Market Fund. Management believes the charges for the services performed are comparable to fees charged by other companies performing similar services.

CUSTODIAN--The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH 45263, is Custodian of the securities and cash of all Nationwide Funds and makes all receipts and disbursements under a Custodian Agreement. The Custodian performs no managerial or policymaking functions of the Funds.

INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS--Substantially all of the net investment income, if any, of each Fund will be paid to its shareholders as dividends in March, June, September and December by the Nationwide Fund and the Nationwide Growth Fund and at each month end by the Nationwide Bond Fund and the Nationwide Money Market Fund.

In those years in which sales of a Fund's portfolio securities result in net realized capital gains, the Fund will distribute such gains to its shareholders with the December dividend.

LETTER OF INTENT--An amended Letter of Intent retaining the same expiration date may be filed for an increased amount to obtain further reduction of sales charges, provided at least $5,000 additional investment is submitted. The value of shares already held may be applied toward this minimum but at least $5,000 investment must be submitted with any new or amended Letter of Intent. The difference in sales charge resulting from an amended Letter of Intent, or from a final aggregate total that qualifies for a further reduction than actually signed for, will be used to purchase additional shares at the net asset price and added to your account. Dividends and capital gains reinvested during the 13-month Letter of Intent period are not counted toward the intended investment.

TAX STATUS

FEDERAL TAXES--Each of the Funds intends to qualify for treatment under subchapter M of the Internal Revenue Code (the "Code") and, therefore, must distribute substantially all of its net investment income and capital gains to shareholders annually. In general, if the Funds distribute all of their net investment income, they are not required to pay any federal income taxes. In addition to federal income tax, if the Funds fail to distribute the required portion of such investment income or capital gains in any year, they will be subject to a non-deductible 4% excise tax on the amount which they have failed to distribute. The Funds intend to make distributions in a sufficient amount to avoid the imposition of this excise tax.

Dividends paid by each of the Funds are taxable to the shareholder for federal income tax purposes. For corporate shareholders, the appropriate portion of each year's distribution is eligible for the corporate dividend received deduction.

Under current tax law as of February 28, 1997, net long-term capital gains, if any, realized by the Funds, are generally taxable to the shareholder at the same tax rate as ordinary income, but in no event may the tax rate on such gains exceed 28% for an individual or 35% for a corporation.

Shareholders not subject to tax on their income will not have to pay tax on amounts distributed to them.

The Funds will annually report to each shareholder that shareholder's portion of the net income and capital gain of each Fund, for inclusion in the shareholder's income.

Individual and corporate shareholders may be subject to the Alternative Minimum Tax ("AMT") if their Alternative Minimum Taxable Income ("AMTI") exceeds the exemption amounts set forth in Section 55 of the Code. The AMT, at rates as high as 28% for individuals and 20% for corporations, is reduced by the regular tax due for the year. AMTI is the taxpayer's taxable income for the year for regular tax purposes, increased by the tax preferences described in Section 57 of the Code and adjusted as described in Section 56 of the Code. Preferences include interest from Specified Private Activity Bonds, as defined in Section 57 (a) (5)
(C) of the Code. Bonds of this type may be held by one or more of the Funds from time to time.

A shareholder may be subject to federal backup withholding at a rate of 31% of each distribution if the shareholder fails to certify that the taxpayer identification number given is correct and that the shareholder is not subject to such withholding because of underreporting of income (or if the Internal Revenue Service gives notice that such certifications are not accurate).

STATE AND LOCAL TAXES--Distributions to shareholders of the Funds may be subject to state and local taxes, even if not subject to federal income taxes. These laws vary, and you are advised to consult a tax adviser regarding such taxes.

SPECIAL MEETING

The Amended Trust Indenture provides for a Special Meeting of Shareholders which may be called by the Trustees or shareholders for the purpose of taking action on any matter requiring the vote of shareholders as provided for in the Amended Trust Indenture.

NATIONWIDE(R) FAMILY OF FUNDS
                           NATIONWIDE(R) GROWTH FUND



                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the year ended October 31, 1996, the Nationwide Growth Fund provided a total return of 12.36% as compared to a 24.10% total return for the S&P 500 Index.

Performance for the second half of the fiscal year has continued to suffer from the results of the long-distance telephone carriers, especially AT&T. While I continue to like the telecommunications industry long term, fears of competition plus AT&T's loss of share in residential markets has hurt current results. The Fund has had mixed results from its technology holdings, with some holdings, such as Intel and EMC Corp., performing very well, and others, such as Motorola and Applied Materials, lagging badly. Home healthcare issues, such as Apria and Olsten (included in Business Services), have also been weak. Again, the weakness seems to relate to short-term issues, and has not changed the fundamental long-term attractiveness of these companies. Financial stocks, which we had added to earlier this year, have performed well.

During the last several months the Fund's exposure to technology has been reduced. In some cases, such as sales of Intel and Cisco, this was due to overvaluation, as the stocks recovered strongly from weakness they had suffered in June and July. In other cases, fundamentals had changed for the worse. New names that were added to the Fund included Genuine Parts, First Data and Monsanto.

The Growth Fund's strategy is based on finding undervalued growth. Over the past year, with high valuations accorded to quality, recognized growth, this has meant buying and holding situations with good long-term potential but that also have temporary problems, or perceptions of problems, that keep valuations reasonable. This strategy has NOT been in favor in the stock market. Since early 1995, stocks with high valuations have performed well by going to even higher valuations. As a result, the Fund has had poor relative performance during this time. Buying stocks with high valuations has been repeatedly and overwhelmingly shown to be a poor long-term strategy, and I do not believe the current period will ultimately prove to be different.

JOHN M. SCHAFFNER, MBA, CFA, PORTFOLIO MANAGER


FUND VALUE                $655,615,705


                             PORTFOLIO COMPOSITION

COMMON STOCK.......................................90.3%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS AND
OTHER ASSETS LESS LIABILITIES.......................9.7%


                               TOP FIVE HOLDINGS

                                             VALUE          %
--------------------------------------------------------------
Federal Nat'l Mortgage Assoc. Notes       $44,196,827     6.7%
Archer-Daniels-Midland Co.                 24,670,394     3.8%
Equitable Companies                        23,241,500     3.5%
Grand Metropolitan PLC                     22,642,800     3.5%
Allstate Corp.                             22,450,000     3.4%


                                FUND PERFORMANCE


               S&P 500          Growth             CPI
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996           $39,407          $29,874          $14,365

Comparative performance of $10,000 invested in the Nationwide(R) Growth Fund, the S&P 500* and the Consumer Price Index (CPI)** over a 10-year period ended 10/31/96.
  * The S&P 500 is a broad, unmanaged index of equity securities, and unlike the Growth Fund returns, does not reflect any fees or expenses.
 ** The Consumer Price Index is a broad index reflecting price changes in a market basket of consumer goods and, unlike the Growth Fund, does not reflect any fees or expenses.


                           AVERAGE ANNUAL TOTAL RETURN
                           FOR PERIODS ENDED 10/31/96

                        1 YEAR    5 YEAR     10 YEAR

Without sales charge....12.36%....12.30%......12.07%
With sales charge........7.30%....11.27%......11.55%

The without sales charge returns do not reflect the effects of sales charges. The with sales charge assumes a 4.5% sales charge was paid which has the most dramatic effect on the one-year performance figures.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

                                 FUND HIGHLIGHTS

The Nationwide(R) Growth Fund invests primarily in the common stock of companies in industries with favorable economic trends and new technology. Historically, these companies, which generally are smaller, pay smaller dividends, but show greater-than-average growth potential.

The Nationwide(R) Growth Fund is for investors more interested in long-term growth of capital to meet their future financial needs than in current income. The rise in market performance over the past few years underscores the importance of remaining fully invested for a long period of time.

                            STATEMENT OF INVESTMENTS
                           NATIONWIDE(R) GROWTH FUND
                                                              OCTOBER 31, 1996



--------------------------------------------------------------------------------
SHARES        SECURITY                                 VALUE
--------------------------------------------------------------------------------
           COMMON STOCKS (90.3%)
           ---------------------
           AIRLINES (0.5%)
           ---------------
   199,000  Skywest, Inc.......................... $  2,985,000
                                                   ------------
           AUTO INDUSTRY (1.3%)
           --------------------
   200,000  Genuine Parts Co......................    8,750,000
                                                   ------------
           BUSINESS SERVICES (3.2%)
           ------------------------
   157,200  Insurance Auto Auctions, Inc.*........    1,591,650
   300,000  Manpower, Inc.........................    8,512,500
   531,150  Olsten Corp. .........................   10,623,000
                                                   ------------
                                                     20,727,150
                                                   ------------
           CABLE (2.1%)
           ------------
   600,000  Comcast Corp..........................    8,625,000
   325,000  U.S. West Media Group*................    5,078,125
                                                   ------------
                                                     13,703,125
                                                   ------------
           CHEMICALS (2.8%)
           ----------------
   100,000  FMC Corp.*............................    7,362,500
   100,000  Monsanto Co...........................    3,962,500
   122,000  Sigma-Aldrich Corp....................    7,167,500
                                                   ------------
                                                     18,492,500
                                                   ------------
           CHEMICALS - SPECIALTY (1.0%)
           ----------------------------
   116,800  Loctite Corp..........................    6,847,400
                                                   ------------
           COMPUTER EQUIPMENT (7.0%)
           -------------------------
   180,000  American Power Conversion Corp.*......    3,847,500
   286,300  EMC Corp.*............................    7,515,375
   325,000  Hewlett-Packard Co....................   14,340,625
   120,000  International Business Machines Corp..   15,480,000
    97,225  Lucent Technologies, Inc. ............    4,569,575
                                                   ------------
                                                     45,753,075
                                                   ------------
           COMPUTER SOFTWARE & SERVICES (2.2%)
           -----------------------------------
   200,000  Automatic Data Processing, Inc........    8,325,000
    75,000  Electronic Data Systems...............    3,375,000
    30,000  First Data Corp.......................    2,392,500
    29,000  Informix Corp.*.......................      643,438
                                                   ------------
                                                     14,735,938
                                                   ------------
           CONGLOMERATES (1.5%)
           --------------------
   160,000  Honeywell, Inc........................    9,940,000
                                                   ------------
           CONSUMER PRODUCTS (1.3%)
           ------------------------
   300,000  Newell Co.............................    8,512,500
                                                   ------------
           CONTRACT MANUFACTURING (0.1%)
           -----------------------------
    63,900  Electronic Fab Technology Corp.*......      199,688
                                                   ------------
           DISTRIBUTION (1.6%)
           -------------------
   328,125  Bergen Brunswig Corp., Class A........   10,294,922
                                                   ------------
           DRUGS (7.4%)
           ------------
   419,200  Allergan, Inc.........................   12,785,600
   200,000  Glaxo Wellcome, PLC ..................    6,300,000
   160,000  Schering-Plough Corp..................   10,240,000
   300,000  Warner-Lambert Co.....................   19,087,500
                                                   ------------
                                                     48,413,100
                                                   ------------
           ELECTRONICS (4.2%)
           ------------------
   200,000  Applied Materials, Inc.*..............    5,287,500
   117,187  Molex, Inc............................    4,218,732
   190,858  Molex, Inc., Class A..................    6,179,028
   200,000  Motorola, Inc.........................    9,200,000
   189,000  Woodhead Industries, Inc..............    2,598,750
                                                   ------------
                                                     27,484,010
                                                   ------------
           FINANCIAL (17.3%)
           -----------------
   400,000  Allstate Corp.........................   22,450,000
    67,500  American International Group, Inc.....    7,332,187
   607,752  Bear Stearns Companies, Inc...........   14,358,141
   229,400  Chubb Corp............................   11,470,000
   989,000  Equitable Cos.........................   23,241,500
   486,202  Gainsco, Inc..........................    4,679,694
   250,000  Merrill Lynch & Co., Inc..............   17,562,500
   100,000  Morgan Stanley Group, Inc.............    5,025,000
   200,000  Silicon Valley Bancshares*............    5,225,000
   100,000  Standard Financial, Inc...............    1,781,250
                                                   ------------
                                                    113,125,272
                                                   ------------
--------------------------------------------------------------------------------
SHARES        SECURITY                                 VALUE
--------------------------------------------------------------------------------
           FOOD & BEVERAGE (4.3%)
           ----------------------
 3,000,000  Grand Metropolitan, PLC............... $ 22,642,800
   150,000  Seagram Co. Ltd.......................    5,681,250
                                                   ------------
                                                     28,324,050
                                                   ------------
           FOOD-GRAIN & AGRICULTURE (3.7%)
           -------------------------------
 1,134,271  Archer-Daniels-Midland Co.............   24,670,394
                                                   ------------
           HEALTHCARE - GENERAL (1.2%)
           ---------------------------
   415,000  Apria Healthcare Group, Inc.*.........    7,936,875
                                                   ------------
           HEALTHCARE SERVICES (3.3%)
           --------------------------
   600,000  Columbia/HCA Healthcare Corp..........   21,450,000
                                                   ------------
           MACHINERY & CAPITAL GOODS (5.0%)
           --------------------------------
   139,650  Duriron Company, Inc..................    3,735,637
    60,000  Emerson Electric Co...................    5,340,000
   150,000  Lindsay Manufacturing Co..............    6,450,000
    60,000  Nordson Corp..........................    3,300,000
   492,600  Zebra Technologies Corp.*.............   14,223,825
                                                   ------------
                                                     33,049,462
                                                   ------------
           MEDICAL PRODUCTS (0.5%)
           -----------------------
   200,000  Biomet, Inc...........................    3,225,000
                                                   ------------
           OIL & GAS (5.3%)
           ----------------
   150,000  Amoco Corp............................   11,362,500
    50,000  Exxon Corp............................    4,431,250
    80,000  Mobil Corp............................    9,340,000
    60,000  Royal Dutch Petroleum Co..............    9,922,500
                                                   ------------
                                                     35,056,250
                                                   ------------
           PAPER AND FOREST PRODUCTS (0.2%)
           --------------------------------
    80,000  Glatfelter (P.H.) Co..................    1,520,000
                                                   ------------
           PRINTING & PUBLISHING (2.1%)
           ----------------------------
   101,800  Dun & Bradstreet Corp.................    5,891,675
   100,000  Merrill Corp..........................    2,225,000
   160,000  Reader's Digest Assoc. Inc., Class B..    5,540,000
                                                   ------------
                                                     13,656,675
                                                   ------------
           RESTAURANTS (1.3%)
           ------------------
   200,000  Bob Evans Farms, Inc..................    2,500,000
   300,000  Wendy's International, Inc............    6,187,500
                                                   ------------
                                                      8,687,500
                                                   ------------
           RETAIL (2.3%)
           -------------
   300,000  CUC, International*...................    7,350,000
   200,000  Franklin Quest Co.*...................    4,050,000
   145,000  Smart & Final, Inc....................    3,407,500
                                                   ------------
                                                     14,807,500
                                                   ------------
           TELECOMMUNICATIONS (7.6%)
           -------------------------
   400,000  360 Communications Co.* ..............    9,050,000
   300,000  AT & T Corp...........................   10,462,500
   744,000  MCI Communications Corp...............   18,693,000
   300,000  Sprint Corp...........................   11,775,000
                                                   ------------
                                                     49,980,500
                                                   ------------
            Total common stocks
            (cost $433,662,411)...................  592,327,886
                                                   ------------

                          NATIONWIDE(R) GROWTH FUND

                                                OCTOBER 31, 1996

----------------------------------------------------------------
PRINCIPAL SECURITY                                   VALUE
----------------------------------------------------------------

           U.S. GOVERNMENT OBLIGATIONS (1.0%)
           ----------------------------------
$6,910,000  U.S. Treasury Bills
            5.06% through 5.30%, due 11/14/96 through
            03/06/97(cost $6,808,879)............. $  6,812,907
                                                   ------------
           U.S. AGENCY-FULL FAITH & CREDIT (8.2%)
           --------------------------------------
 9,585,000  Federal Home Loan Mortgage Corp. Notes
            5.21% through 5.35%, due 12/10/96 through
            04/01/97(cost $9,439,014).............    9,440,508
44,845,000  Federal National Mortgage Association Notes
            5.21% through 5.50%, due 11/04/96 through
            04/15/97(cost $44,178,539)............   44,196,827
                                                   ------------
            Total U.S. agency-full faith & credit
            (cost $53,617,553)....................   53,637,335
                                                   ------------
            Total investments
            (cost $494,088,843)................... $652,778,128
                                                   ============

The abbreviation in the above statement stands for the following:
    PLC Public Limited Company

* Denotes non-income producing securities.

Cost also represents cost for federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.




See accompanying notes to financial statements.



[PHOTO]

Courtney Demick -- Growth Fund

NATIONWIDE(R) FAMILY OF FUNDS
                               NATIONWIDE(R) FUND


                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The total return for the Nationwide Fund for the year ended October 31, 1996, was 26.11%, assuming all distributions were reinvested, while the S&P 500 returned 24.10%.

The Fund benefited from the strong performance of several of the larger holdings. Warner-Lambert, the Fund's largest holding, appreciated considerably. The market is beginning to recognize the strength of Warner-Lambert's new product profile. Several new drugs should enter the market in the next two years causing an acceleration in the company's growth rate. Corporate restructuring and a change in management provided the catalyst for Raychem's strong performance. I have observed for several years that Raychem's shares were undervalued due to losses in a telecommunications subsidiary. Following a change in management, investment has been focused in the core business. Losses in the subsidiary are no longer a drag on the strong performance of Raychem's core operations.

The poorer-performing stocks for the last 12 months were generally cyclical stocks whose fortunes are tied to a strong economy. Bowater and Georgia Gulf are examples of cyclical companies whose shares performed poorly due to weak commodity prices. These are well-managed companies but their fortunes are tied to the prices of various commodities. Strong management cannot compensate for a fundamentally poor business environment.

In the nearly 12 years I have managed the Nationwide Fund, I have maintained holdings in the tobacco industry due to attractive secular fundamentals. These have proven to be rewarding investments. However, the legal risks to the industry have been mounting in the past few years to the point I felt the risks outweighed the potential returns. I anticipate continuing a cautious investment posture toward the tobacco stocks until the risk is further discounted in the stock prices or the product liability risks are better defined.

Two of the Nationwide Fund's holdings are involved in financial restructurings. Corning and Dun & Bradstreet are both splitting into three companies focused on serving specific end markets. Historically, this breaking down of a conglomerate into its component parts has proved rewarding for investors. The ability of management to concentrate on its core market combined with a simpler financial structure should allow these newly independent subsidiaries to perform better than if the companies had maintained their former conglomerate structure.

CHARLES BATH, MBA, CFA, CPA, PORTFOLIO MANAGER

VALUE FUND              $958,589,770

                              PORTFOLIO COMPOSITION

COMMON STOCK.......................................99.0%
DEBT OBLIGATIONS AND OTHER ASSETS LESS LIABILITIES..1.0%

                                TOP FIVE HOLDINGS
                                            VALUE           %
--------------------------------------------------------------
Warner-Lambert Company                    $60,227,425     6.3%
Schering-Plough Corp.                      51,974,400     5.4%
Texaco Inc.                                48,444,638     5.1%
Avon Products Inc.                         37,649,500     3.9%
Raychem Corp.                              35,060,547     3.7%


                                FUND PERFORMANCE

               S&P 500           Fund             CPI
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996           $39,407          $33,139          $14,365

Comparative performance of $10,000 invested in the Nationwide(R) Fund, the S&P 500* and the Consumer Price Index (CPI)** over a 10-year period ended 10/31/96.
  * The S&P 500 is a broad, unmanaged index of equity securities, and unlike Fund returns, does not reflect any fees or expenses.
 ** The Consumer Price Index is a broad index reflecting price changes in a market basket of consumer goods and, unlike the Fund, does not reflect any fees or expenses.

                          AVERAGE ANNUAL TOTAL RETURN
                           FOR PERIODS ENDED 10/31/96

                                1 YEAR      5 YEAR     10 YEAR
Without sales charge............26.11%......12.72%......13.23%
With sales charge...............20.43%......11.68%......12.72%

The without sales charge returns do not reflect the effects of sales charges. The with sales charge assumes a 4.5% sales charge was paid which has the most dramatic effect on the one-year performance figures.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

                                 FUND HIGHLIGHTS

Our flagship fund, Nationwide(R) Fund, was started in 1933 and is one of the oldest mutual funds in the country. Its portfoliO emphasizes blue-chip, industry-leading stocks generally held for the long term.

The Nationwide(R) Fund emphasizes a "buy-and-hold" strategy maintaining a relatively low turnover ratio which translates into less expense for the shareholder.

                           STATEMENT OF INVESTMENTS
                              NATIONWIDE(R) FUND

                                                OCTOBER 31, 1996

---------------------------------------------------------------
SHARES        SECURITY                                 VALUE
---------------------------------------------------------------
           COMMON STOCKS (99.0%)
           ---------------------
           AUTO & AUTO PARTS (6.0%)
           ------------------------
   929,800  Chrysler Corp......................... $ 31,264,525
   832,900  Ford Motor Co.........................   26,028,125
                                                   ------------
                                                     57,292,650
                                                   ------------
           BUILDING (4.1%)
           ---------------
   440,000  Martin Marietta Materials Inc ........   10,450,000
   337,500  Masco Corp............................   10,589,063
   302,200  Vulcan Materials Co...................   18,358,650
                                                   ------------
                                                     39,397,713
                                                   ------------
           CHEMICALS (11.9%)
           -----------------
   512,300  Georgia Gulf Corp.....................   13,832,100
   283,100  IMC Global, Inc.......................   10,616,250
   493,900  Millipore Corp........................   17,286,500
   593,700  Morton International, Inc.............   23,376,938
   223,600  OM Group, Inc.........................    9,167,600
   185,200  Pall Corp.............................    4,745,750
   448,775  Raychem Corp..........................   35,060,547
                                                   ------------
                                                    114,085,685
                                                   ------------
           COMPUTER EQUIPMENT (2.7%)
           -------------------------
   200,000  International Business Machines Corp..   25,800,000
                                                   ------------
           CONGLOMERATES (2.0%)
           --------------------
   500,000  Corning, Inc..........................   19,375,000
                                                   ------------
           DRUGS (14.9%)
           -------------
   309,000  Allergan Inc..........................    9,424,500
   149,000  American Home Products Corp...........    9,126,250
   151,200  Pfizer, Inc...........................   12,511,800
   812,100  Schering-Plough Corp..................   51,974,400
   946,600  Warner-Lambert Co.....................   60,227,425
                                                   ------------
                                                    143,264,375
                                                   ------------
           ELECTRICAL EQUIPMENT (1.2%)
           ---------------------------
   303,400  Black & Decker Corp...................   11,339,575
                                                   ------------
           ENTERTAINMENT (1.7%)
           --------------------
   246,265  Disney, (Walt) Co.....................   16,222,707
                                                   ------------
           FINANCIAL (14.8%)
           -----------------
   283,600  Bank of NY Co., Inc...................    9,394,250
   593,800  Barnett Banks, Inc....................   22,638,625
   664,800  Chubb Corp............................   33,240,000
   233,400  CoreStates Financial Corp.............   11,349,075
   126,200  First USA Inc.........................    7,256,500
   404,700  Horace Mann Educators  Corp...........   13,860,975
   397,800  Mellon Bank Corp......................   25,906,725
   454,073  U. S. Bancorp.........................   18,162,920
                                                   ------------
                                                    141,809,070
                                                   ------------
           FOOD & BEVERAGE (9.2%)
           ----------------------
   594,800  Anheuser-Busch Companies Inc..........   22,899,800
 1,147,500  PepsiCo, Inc..........................   33,994,687
   349,033  Ralcorp Holdings Inc.*................    7,329,693
   364,200  Ralston-Ralston Purina Group..........   24,082,725
                                                   ------------
                                                     88,306,905
                                                   ------------
           FURNITURE/HOME APPLIANCE (0.6%)
           -------------------------------
   322,000  Singer Co. N.V. (The).................    6,158,250
                                                   ------------
           HOUSEHOLD - GENERAL PRODUCTS (6.0%)
           -----------------------------------
   694,000  Avon Products, Inc....................   37,649,500
   127,200  Gillette Company (The)................    9,508,200
   100,000  Proctor & Gamble Co...................    9,900,000
                                                   ------------
                                                     57,057,700
                                                   ------------
           MACHINERY (1.1%)
           ----------------
   342,400  Johnstown America Industries, Inc.*...    1,155,600
   262,700  Trinity Industries, Inc...............    9,095,987
                                                   ------------
                                                     10,251,587
                                                   ------------

---------------------------------------------------------------
SHARES        SECURITY                                 VALUE
---------------------------------------------------------------
           OIL & GAS (9.0%)
           ----------------
   161,900  Mobil Corp............................ $ 18,901,825
   476,700  Texaco Inc............................   48,444,638
   513,600  Unocal Corp...........................   18,810,600
                                                   ------------
                                                     86,157,063
                                                   ------------
           PAPER AND FOREST PRODUCTS (1.3%)
           --------------------------------
   362,900  Bowater Inc...........................   12,837,587
                                                   ------------
           PRINTING & PUBLISHING (8.6%)
           ----------------------------
   760,000  American Greetings Corp. Class A......   22,277,500
   301,800  Dun & Bradstreet Corp.................   17,466,675
   211,700  Gannett Co., Inc......................   16,062,737
   297,300  Gibson Greetings, Inc.*...............    4,645,313
   100,000  Tribune Co............................    8,175,000
    40,900  Washington Post Co. (The), Class B....   13,456,100
                                                   ------------
                                                     82,083,325
                                                   ------------
           RETAIL (0.9%)
           -------------
   325,300  Wal-Mart Stores Inc...................    8,661,112
                                                   ------------
           TELECOMMUNICATIONS (0.3%)
           -------------------------
   100,000  MCI Communications Corp...............    2,512,500
                                                   ------------
           TOYS (2.7%)
           -----------
   908,840  Mattel, Inc...........................   26,242,755
                                                   ------------
            Total common stocks
            (cost $572,700,339)...................  948,855,559
                                                   ------------

                               NATIONWIDE(R) FUND
                                                              OCTOBER 31, 1996



----------------------------------------------------------------
PRINCIPAL SECURITY                                    VALUE
----------------------------------------------------------------
           CONVERTIBLE BONDS (0.5%)
           ------------------------
$7,826,000  Consorcio G. Grupo Dina,  8.00%, 2004
            (cost $7,249,051)..................... $  4,715,165
                                                   ------------

           COMMERCIAL PAPER (0.7%)
           -----------------------
 3,870,000  Merrill Lynch & Co.
                 5.26%, due 11/12/96..............    3,863,255
 2,480,000  Banc One Corp.
                 5.30%, due 11/21/96..............    2,479,995
                                                   ------------

            Total commercial paper
            (cost $6,336,478).....................    6,343,250
                                                   ------------

           REPURCHASE AGREEMENT (0.1%)
           ---------------------------
 591,493    Merrill Lynch & Co., Inc.
            5.63%, due 11/01/96, Collateralized by
            $610,000 GNMA CMO, 5.50%, due 07/20/26,
            market value $604,759
            (cost $591,493).......................      591,493
                                                   ------------

            Total investments
            (cost $586,877,361)................... $960,505,467
                                                   ============

The abbreviations in the above statement stand for the following:
   GNMA Government National Mortgage Association
   CMO Collateral Mortgage Obligation

*Denotes a non-income producing security.

Cost also represents cost for federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.


[PHOTO]

Back row, l. to r.: Ron Hubbard -- Nationwide(R) Fund, Charles Hubbard, Juanita Miller-Hubbard and Lucille Hubbard




[PHOTO]

Clara Duncan Clemens -- Nationwide(R) Fund, Bond Fund, Tax-Free Fund and Money Market Fund, celebrates with her husband, Reece, on her graduation day from college at age 64.

NATIONWIDE(R) FAMILY OF FUNDS

                            NATIONWIDE(R) BOND FUND


                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the year ended October 31, 1996, the Nationwide Bond Fund's total return was 5.05% assuming all distributions were reinvested, compared to the Lehman Brothers Long-Term Government/Corporate Bond Index total return of 4.39%. Bond yields on October 31, 1996, as compared to November 1, 1995, were lower (prices higher) on securities having a maturity longer than one year. The effect was to steepen the slope of the yield curve in the maturities less than five years and to flatten the curve in the longer maturity range. In spite of the fact that treasuries with longer maturities (15 to 30 years) performed better than ones with 10-15 year maturities, the Nationwide Bond Fund (Bond Fund) with an average maturity of 13.2 years performed better than the longer Lehman Brothers Index.

The yield spread between bonds and U.S. Treasuries continued to narrow. The opportunities to improve the return on corporate bond holdings were limited and few trades were transacted. The list of the top holdings of the Bond Fund remained relatively the same. Overall the Bond Fund has maintained approximately 79% of its holdings in long-term corporate bonds.

The remainder of the Bond Fund's holdings are divided among mortgage-backed securities, Canadian bonds, U.S. Treasuries, and commercial paper and repurchase agreements. Opportunities to improve the return and future performance of individual securities were most prevalent in the mortgage-backed securities
(MBS) area. The characteristics and payment history of MBS are continually changing, thus presenting opportunities to trade into a better-performing security.

The Bond Fund's portfolio consists of high-quality corporates, U.S. Governments, mortgage-backed securities (secured by pools of home mortgages from the Federal National Mortgage Association, the Government National Mortgage Association, and the Federal Home Loan Mortgage Corporation), and high-quality Canadian securities. This type of portfolio has low credit risk; however, since the average maturity of the securities in the portfolio is fairly long, the interest rate risk is relatively high. Changes in interest rates will cause valuation changes in the bond holdings and changes in the price of shares of the Bond Fund. Quarter by quarter for the past 12 months, interest rates were down in the first quarter, up the second quarter, slightly up the third quarter and down the fourth quarter. This volatility carries over to the share prices of the Bond Fund. A basic premise for a long-term corporate bond fund is that the price of its shares will fluctuate with the market.

MICHAEL D. GROSECLOSE, MBA, CFA, PORTFOLIO MANAGER

FUND VALUE        $133,252,732

                              PORTFOLIO COMPOSITION

CORPORATE BONDS....................................78.5%
MORTGAGE-BACKED SECURITIES..........................9.1%
CANADIAN GOVERNMENT.................................4.6%
U.S. GOVERNMENT OBLIGATIONS.........................4.0%
OTHER ASSETS LESS LIABILITIES.......................3.8%

                                TOP FIVE HOLDINGS
                                             VALUE         %
--------------------------------------------------------------
Berkley, (WR) Corp.                        $5,998,810     4.5%
Seagram (JE) & Sons                         5,741,050     4.3%
U.S. Treasury Note                          5,293,155     4.0%
Prudential Surplus Note                     5,027,810     3.8%
AMBAC Inc.                                  4,814,088     3.6%

                                FUND PERFORMANCE

          1987   1988   1989   1990   1991   1992   1993   1994   1995   1996
          ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Bond                                                                    $20,471
CPI                                                                     $14,365
LT G/C                                                                  $25,146


Comparative performance of $10,000 invested in the Nationwide(R) Bond Fund, the Lehman Brothers Long-Term Govt/Corp Bond Index* and the Consumer Price Index
(CPI)** over a 10-year period ended 10/31/96.
  * The Lehman Brothers Long-Term Govt/Corp Bond Index represents an unmanaged group of bonds that are not adjusted for expenses and includes bonds of lower quality than those purchased by our Fund.
 ** The Consumer Price Index is a broad index reflecting price changes in a market basket of consumer goods and, unlike the Bond Fund, does not reflect any fees or expenses.

                          AVERAGE ANNUAL TOTAL RETURN
                           FOR PERIODS ENDED 10/31/96

                                1 YEAR      5 YEAR      10 YEAR
Without sales charge.............5.05%.......7.52%.......7.92%
With sales charge................0.32%.......6.53%.......7.42%

The without sales charge returns do not reflect the effects of sales charges. The with sales charge assumes a 4.5% sales charge was paid which has the most dramatic effect on the one-year performance figures.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

                                 FUND HIGHLIGHTS

Nationwide(R) Bond Fund is for investors seeking monthly income from high-quality bonds and other fixed-income securities. Corporate bonds selected for its portfolio consist primarily of securities rated "A" or above by Moody's Investor Services and Standard & Poor's Corporation.

Investments of Nationwide(R) Bond Fund are made in different types of securities among many companies and industries which provide diversification and help to minimize risk.

Nationwide(R) Bond Fund has consistently provided a steady stream of income for its shareholders -- paying dividends every month since inception (March 1, 1980).

                            STATEMENT OF INVESTMENTS
                            NATIONWIDE(R) BOND FUND
                                                                OCTOBER 31, 1996


--------------------------------------------------------------------------------
PRINCIPAL SECURITY                                      VALUE
--------------------------------------------------------------------------------

           CANADIAN GOVERNMENT BONDS (4.6%)
           --------------------------------
$1,000,000  Hydro-Quebec, 11.75%, 02/01/12........ $  1,401,239
 2,000,000  Hydro-Quebec, 8.05%, 07/07/24.........    2,175,000
 2,250,000  Quebec (Prov. of), 8.625%, 01/19/05...    2,537,397
                                                   ------------
            Total Canadian government bonds
            (cost $5,706,065).....................    6,113,636
                                                   ------------
           CORPORATE BONDS (78.5%)
           -----------------------
           BANKS (5.2%)
           ------------
 1,000,000  Banc One Corp., 10.00%, 08/15/10......    1,241,730
 3,000,000  Banc One Corp., 9.875%, 03/01/09......    3,665,475
 2,000,000  Toronto-Dominion Bank, NY., 7.875%,
               due 08/15/04.......................    2,056,758
                                                   ------------
                                                      6,963,963
                                                   ------------
           BROKER/DEALER (7.0%)
           --------------------
 2,000,000  Bear Stearns Companies, Inc., 8.75%,
               03/15/04...........................    2,196,972
 1,000,000  Bear Stearns Companies, Inc., 9.375%,
               06/01/01...........................    1,106,481
 1,000,000  Lehman Brothers Holdings, Inc., 11.625%,
               05/15/05...........................    1,265,700
 3,000,000  Morgan Stanley Group, Inc., 10.00%,
               10/15/08...........................    3,649,452
 1,000,000  Morgan Stanley Group, Inc., 8.10%,
               06/24/02...........................    1,067,483
                                                   ------------
                                                      9,286,088
                                                   ------------
           CHEMICALS (1.6%)
           ----------------
 2,000,000  ICI Wilmington, Inc., 7.50%, 01/15/02.    2,089,780
                                                   ------------
           FINANCE (14.6%)
           ---------------
 2,500,000  Associates Corp. of North America, 8.15%,
            O8/01/09..............................    2,704,140
 2,000,000  Bass America, Inc., 8.125%, 03/31/02..    2,145,810
 2,000,000  Ford Capital BV Notes, 10.125%,
            11/15/00..............................    2,250,036
 3,000,000  Ford Capital BV Notes, 9.50%,
            06/01/10..............................    3,572,562
 1,000,000  General Electric Capital Corp., 8.75%,
            09/25/00..............................    1,081,448
 3,235,000  General Electric Capital Corp., 8.50%,
            07/24/08..............................    3,658,212
 3,515,000  Loew's Corp., 8.875%, 04/15/11........    4,039,624
                                                   ------------
                                                     19,451,832
                                                   ------------
           FOOD & BEVERAGE (4.3%)
           ----------------------
 5,000,000  Seagram, (J.E.) & Sons, Inc., 8.875%,
            09/15/11..............................    5,741,050
                                                   ------------
           INSURANCE (17.4%)
           -----------------
 1,000,000  AMBAC, Inc., 7.50%, 05/01/23..........    1,008,044
 4,000,000  AMBAC, Inc., 9.375%, 08/01/11.........    4,814,088
 4,500,000  Aetna Life & Casualty Co., 6.75%,
            09/15/13..............................    4,222,202
 5,000,000  Berkley (W.R.) Corp., 9.875%, 05/15/08    5,998,810
 2,000,000  Equitable of Iowa Companies, 8.50%,
            02/15/05..............................    2,158,806
 5,000,000  Prudential Surplus Note, 8.10%,
            07/15/15*.............................    5,027,810
                                                   ------------
                                                     23,229,760
                                                   ------------
           PAPER & FOREST PRODUCTS (0.8%)
           ------------------------------
 1,000,000  Temple-Inland, Inc., 9.00%, 05/01/01..    1,093,996
                                                   ------------
           PUBLISHING (1.5%)
           -----------------
 2,000,000  Times Mirror Co., 7.25%, 03/01/13.....    1,989,122
                                                   ------------
           RETAIL TRADE (10.4%)
           --------------------
 3,000,000  Dayton Hudson Co., 8.60%, 01/15/12....    3,351,015
 2,000,000  Dayton Hudson Co., 9.25%, 08/15/11....    2,361,566
 3,000,000  May Department  Stores Company., 10.625%,
            11/01/10..............................    4,007,505
 2,000,000  Wal-Mart Stores, Inc., 7.25%, 01/01/13    2,030,554
 2,000,000  Wal-Mart Stores, Inc., 7.50%, 05/15/04    2,102,106
                                                   ------------
                                                     13,852,746
                                                   ------------
           UTILITIES : GAS & ELECTRIC (1.0%)
           ---------------------------------
 1,250,000  Pacific Gas & Electric Co., 8.75%,
            01/01/01..............................    1,334,910
                                                   ------------
           OTHER (14.7%)
           -------------
 4,000,000  Armstong World Industries, Inc., 9.75%,
            04/15/08..............................    4,683,252
 4,000,000  Englis China Clays Delaware, Inc., 7.375%,
            10/01/02..............................    4,158,100
 2,000,000  Grand Metropolitan Inv. (G) 9.00%,
            08/15/11..............................    2,349,296
 2,000,000  Kaiser Foundation, 9.55%, 07/15/05....    2,348,702

--------------------------------------------------------------------------------
PRINCIPAL SECURITY                                      VALUE
--------------------------------------------------------------------------------
$2,000,000  Waste Management, Inc., 7.65%,
            03/15/11                               $  2,098,940
 3,500,000  Waste Management, Inc., 8.75%,
            05/01/18..............................    3,944,234
                                                   ------------
                                                     19,582,524
                                                   ------------
            Total corporate bonds
            (cost $102,498,898)...................  104,615,771
                                                   ------------
           MORTGAGE-BACKED SECURITIES (9.1%)
           ---------------------------------
 1,000,000  FHLMC (REMIC) Class 1188-H, 7.50%,
            12/15/20..............................    1,016,559
   700,000  FHLMC (REMIC) Class 1228-G, 7.00%,
            01/15/21..............................      692,348
   500,000  FHLMC (REMIC) Class 1358-I, 7.00%,
            07/15/21..............................      495,510
   500,000  FHLMC (REMIC) Class 1360-VK, 7.50%,
             08/15/07.............................      515,840
   990,530  FHLMC (REMIC) Class 1709-EA, 7.25%,
            12/15/23..............................      963,467
   183,595  FHLMC-GNMA (REMIC) Class 29X, 6.75%,
            02/25/23 .............................      179,666
   367,190  FHLMC-GNMA (REMIC) Class 29Z, 6.75%,
            04/25/24 .............................      338,615
   500,000  FNMA (REMIC) Class 1991-118K, 7.00%,
            08/25/21..............................      487,120
   929,000  FNMA (REMIC)  Class 1992-145E, 7.00%,
            08/25/22..............................      935,762
   353,239  FNMA (REMIC)  Class 1994-96D, 8.00%,
            09/25/24..............................      348,551
 1,000,000  FNMA (REMIC) Class 92-200 MB, 7.50%, .
            01/25/22..............................      990,559
   646,000  FNMA (REMIC) Class G1992-15G, 7.00%,
            04/25/20..............................      643,945
   590,540  FNMA (REMIC) Class G1992-64M, 7.00%,
            11/25/22..............................      571,235
   537,688  FNMA (REMIC) Class G1992-65NA, 7.00%,
            11/25/22..............................      509,841
   500,000  FNMA (REMIC) Class G1993-10G, 5.00%,
            05/25/22..............................      428,490
 1,010,000  FNMA (REMIC) Class G1993-10H, 5.00%,
            08/25/22..............................      822,573
 2,396,000  FNMA (REMIC) Class S G93-10E, 5.00%,
            04/25/20..............................    2,246,487
                                                   ------------
            Total mortgage-backed securities
            (cost $12,094,761)....................   12,186,566
                                                   ------------
           U.S. GOVERNMENT LONG-TERM OBLIGATION (4.0%)
           -------------------------------------------
 5,000,000  U.S. Treasury Note, 7.50%, 11/15/01
            (cost $5,237,271).....................    5,293,155
                                                   ------------
           COMMERCIAL PAPER (1.7%)
           -----------------------
   880,000  Dean Witter, Discover & Company, 5.24%,
            due 11/25/96..........................      876,805
   931,000  Merrill Lynch & Co, Inc., 5.27%, due
            11/13/96..............................      929,242
   426,000  National Rural Utilities Cooperative,
            5.24%, due 11/14/96...................      425,134
                                                   ------------
            Total commercial paper
            (cost $2,231,484).....................    2,231,181
                                                   ------------
           REPURCHASE AGREEMENT (0.4%)
           ---------------------------
   578,037  MBS Tri Party 5.63%, due 11/01/96,
            Collaterlized by $595,000 GNMA CMO, 5.50%,
            due 07/20/26, market value  $589,888
            (cost $578,037).......................      578,037
                                                   ------------
            Total investments
            (cost $128,346,516)................... $131,018,346
                                                   ============

The abbreviations in the above statement stand for the following:

* Represents a security registered under Rule 144-A, which limits the resale to certain qualified buyers.

The abbreviations in the above statement stand for the following:

   FHLMC  Federal Home Loan Mortgage Corp.
   REMIC  Real Estate Mortgage Investment Conduit
   FNMA  Federal National Mortgage Association
   GNMA Government National Mortgage Association
   CMO Collateralized Mortgage Obligation

Cost also represents cost for federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

NATIONWIDE(R) FAMILY OF FUNDS
                       NATIONWIDE(R) TAX-FREE INCOME FUND

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The Nationwide Tax-Free Income Fund's total return for the year ended October 31, 1996, was 5.31% assuming all distributions were reinvested while the Lehman Brothers Municipal Bond Index returned 5.70%.

During fiscal year 1996 the municipal bond market performed well. Demand for municipal bonds remained strong, fear of tax reform diminished while the economy grew at a slow manageable noninflationary pace. The 11-Bond General Obligation Index as published by the Bond Buyer declined from 5.62% to 5.60%, only .02%, while the 30-year Treasury rose from 6.29% to 6.64%, a .35% increase.

Issuers taking advantage of the current low interest rate environment increased issuance of municipal bonds during the latter part of the period. Issuers were concerned about the results that the upcoming election would have upon the economy and interest rates. However, the increased supply was quickly absorbed by property and casualty companies and bond funds.

The yield spread on a 20-year AA rated General Obligation bond as compared to a 20-year A rated General Obligation Municipal bond declined from .18% to .16% during the period. Faced with such narrow quality spreads, current low yields and uncertainties about interest rates, the strategy of the Fund did not change. Management maintained an average credit rating of AA and an average maturity of approximately 19 years. Assets will continue to be managed for the long term.

ALPHA L. BENSON, MBA, PORTFOLIO MANAGER

FUND VALUE          $264,641,760

                              PORTFOLIO COMPOSITION
MUNICIPAL SECURITIES...............................98.4%
OTHER ASSETS LESS LIABILITIES.......................1.6%

                          TOP FIVE HOLDINGS BY STATE

                                             VALUE          %
--------------------------------------------------------------
Texas                                     $40,510,025    15.3%
Virginia                                   35,247,131    13.3%
Illinois                                   24,985,213     9.4%
Washington                                 18,885,979     7.1%
North Carolina                             15,800,219     6.0%

                                FUND PERFORMANCE

               Tax-Free           CPI             LBMBI
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996           $18,783          $14,365           $21,240

Comparative performance of $10,000 invested in the Nationwide(R) Tax-Free Income Fund, the Lehman Brothers Municipal Bond Index* and the Consumer Price Index
(CPI)** over a 10-year period ended 10/31/96.

* The Lehman Brothers Municipal Bond Index represents an unmanaged group of bonds that are not adjusted for expenses and includes bonds of lower quality than those purchased by our Fund.

** The Consumer Price Index is a broad index reflecting price changes in a market basket of consumer goods and, unlike the Tax-Free Income Fund, does not reflect any fees or expenses.

                          AVERAGE ANNUAL TOTAL RETURN
                           FOR PERIODS ENDED 10/31/96

                                1 YEAR      5 YEAR      10 YEAR
Without sales charge.............5.31%.......6.67%.......6.50%
With sales charge................0.31%.......6.52%.......6.50%

The without sales charge returns do not reflect the effects of sales charges. The with sales charge assumes the applicable contingent deferred sales charge
(CDSC) was paid on withdrawals which has the most dramatic effect on the one-year performance figures. The CDSC declines from 5% in the first year to 0% after 5 years.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

                                 FUND HIGHLIGHTS

Nationwide(R) Tax-Free Income Fund offers a monthly income that's free from federal taxes. For certain shareholders, a portion of income may be subject to state, local or federal alternative minimum tax.

By investing in the Nationwide(R) Tax-Free Income Fund, you can earn tax-free dividends from municipal bonds carefully selected for their relative safety and security.

The Nationwide(R) Tax-Free Income Fund invests in a diversified portfolio of high-quality and intermediate-term (maturities of from 3-10 years) and long-term (maturities over 10 years) municipal obligations.

                            STATEMENT OF INVESTMENTS
                       NATIONIDE(R) TAX-FREE INCOME FUND
                                                                OCTOBER 31, 1996

--------------------------------------------------------------------------------
PRINCIPAL SECURITY                                                      VALUE
--------------------------------------------------------------------------------



           LONG-TERM MUNICIPAL SECURITIES (98.4%)
           --------------------------------------
           ALABAMA (4.9%)
           --------------
  $3,000,000 Alabama Housing Finance Authority Single-
               Family Mortgage Revenue Bonds
               (Collateralized Home Mortgage Revenue
               Bond Program), 1996 Series D, 6.00%,
               10/01/16...........................                  $  3,026,250
    1,100,000 Birmingham, Alabama General Obligation
               Parking Warrants, Series 1995-A, 5.90%,
               06/01/18...........................                     1,102,750
    2,500,000 Birmingham, Alabama General Obligation
               Refunding  Revenue, Series 1992 B,
               6.25%, 04/01/16 ...................                     2,609,375
    2,480,000 Birmingham, Alabama Water Works & Sewer
               Board Refunding Revenue,
               Series 1992, 6.125%, 01/01/12 .....                     2,569,900
    3,500,000 Huntsville, Alabama General Obligation
               Limited Tax Warrants, Series 1992 A,
               6.00%, 11/01/12....................                     3,626,875
                                                                      ----------
                                                                      12,935,150
                                                                      ----------

           ARIZONA (2.9%)
           --------------
    5,100,000 Salt River Project, Agricultural Improvement
               & Power District, Arizona Electric System
               Revenue Bonds, Series 1992 C,
               6.00%, 01/01/16....................                     5,182,875
    2,500,000 Salt River Project, Agricultural Improvement
               & Power District, Arizona Electric System
               Revenue Bonds, Series 1992 C, 6.20%,
               01/01/12...........................                     2,596,875
                                                                      ----------
                                                                       7,779,750
                                                                      ----------

           COLORADO (0.4%)
           ---------------
    1,000,000 Colorado Housing Finance Authority Single-
               Family Housing Revenue Refunding Bonds,
               Series 1991-A, 7.15%, 11/01/14.....                     1,060,000
                                                                      ----------

           CONNECTICUT (2.0%)
           ------------------
    5,000,000 Connecticut Housing Finance Authority Housing
               Mortgage Finance Program Bonds,
               Series 1992-B, 6.70%, 11/15/12.....                     5,275,000
                                                                      ----------

           FLORIDA (2.3%)
           --------------
    2,205,000 Florida State Board of Education General
               Obligation Full Faith and Credit Public
               Education Capital Outlay Refunding Bonds,
               1995 Series A, 5.50%, 06/01/15.....                     2,199,488
    1,320,000 Florida State Full Faith and Credit State Board
               of Education Public Education Capital Outlay
               Bonds, 1992 Series D, 5.20%, 06/01/13                   1,273,800
    2,400,000 Jacksonville, Florida Electric Authority Bulk
               Power Revenue Bonds, (Scherer 4 Project,
               Issue One, Series 1991-A), 7.00%, 10/01/12              2,652,000
                                                                      ----------
                                                                       6,125,288
                                                                      ----------

           GEORGIA (2.0%)
           --------------
    1,210,000 Dekalb County, Georgia General Obligation
               Refunding Bonds, 6.00%, 01/01/12...                     1,261,425
    2,750,000 Georgia Municipal Electric Authority Power
               Revenue Bonds,
               Series 1991-V, 6.60%, 01/01/18.....                     3,031,875
    1,005,000 Georgia Residential Financial Authority
               Revenue Bonds, Series A, 7.50%, 06/01/17                1,053,994
                                                                      ----------
                                                                       5,347,294
                                                                      ----------

           ILLINOIS (9.4%)
           ---------------
    3,000,000 Chicago, Illinois General Airport Revenue
               Refunding Bonds, Series 1993-A
               (Chicago-O'Hare International Airport),
               5.00%, 01/01/16....................                     2,722,500
    2,185,000 Illinois Educational Facility Authority Revenue,
               Series 1991-A, Loyola University, 7.125%,
               07/01/21...........................                     2,367,994
    1,975,000 Illinois Regional Transportation Authority
               General Obligation Refunding Bonds,
               Series 1996, 5.40%, 06/01/15.......                     1,898,469
   $7,500,000 Illinois State Builders Illinois Bonds Sales Tax
               Revenue, Series O, 6.00%, 06/15/18.                    $7,537,500
    2,500,000 llinois State Builders Illinois Bonds Sales Tax
               Revenue, Series V, 6.375%, 06/15/17                     2,603,125
    3,000,000 Illinois State General Obligation Bonds,
               Series of March 1994, 5.80%, 04/01/19                   3,003,750
    1,350,000 Illinois State General Obligation Bonds,
               Series of July 1995, 5.75%, 07/01/16                    1,350,000
    2,500,000 Illinois State General Obligation Bonds,
               Series of December 1995, 5.125%, 12/01/17               2,340,625
    1,000,000 Palatine, Illinois Corporate Purpose General
               Obligation Bonds, Series 1985, 9.90%, 01/01/16          1,161,250
                                                                      ----------
                                                                      24,985,213
                                                                      ----------

           INDIANA (2.8%)
           --------------
    5,335,000 Indiana State Toll Road Commission East-West
               Toll Road Revenue Bonds,
               Series 1980, 9.00%, 01/01/15.......                     7,302,281
                                                                      ----------

           MARYLAND (0.4%)
           ---------------
    1,000,000  Howard County, Maryland Public Improvement
               General Obligation Unlimited Tax,
               Series 1994 A, 6.00%, 05/15/14.....                     1,035,000
                                                                      ----------

           MASSACHUSETTS (3.9%)
           --------------------
    3,775,000 Massachusetts State General Obligation
               Bonds Consolidated
               Loan, Series 1992-B, 6.50%, 06/01/13                    4,015,656
    2,500,000 Massachusetts State General Obligation Bonds,
               Consolidated Loan of 1995,
               Series D, 5.125%, 11/01/12.........                     2,400,000
    4,000,000 Massachusetts Water Resources Authority
               General Revenue Bonds,
               Series 1992A, 5.50%, 07/15/22......                     3,850,000
                                                                      ----------
                                                                      10,265,656
                                                                      ----------

           MICHIGAN (1.5%)
           ---------------
    3,500,000 Michigan State General Obligation Bonds,
               Environmental  Protection Program,
               Series 1992, 6.25%, 11/01/12.......                     3,823,750
                                                                      ----------

           MINNESOTA (2.4%)
           ----------------
    2,300,000 Minnesota Housing Finance Agency
               Rental Housing Revenue
               Bonds, 1995 Series D, 5.90%, 08/01/15                   2,300,000
    3,950,000 Minnesota State Housing Finance Agency
               Single Family Mortgage Revenue Bonds,
                Series 1994 K, 6.40%, 01/01/15....                     4,058,625
                                                                      ----------
                                                                       6,358,625
                                                                      ----------

           MISSOURI (0.8%)
           ---------------
    2,000,000 Missouri State Environmental Improvement
               & Energy Resources Authority Water
               Pollution Control Revenue
               Bonds, 6.55%, 07/01/14.............                     2,152,500
                                                                      ----------

           NEBRASKA (2.0%)
           ---------------
    5,000,000 Nebraska Public Power District Power
               Supply System Revenue Bonds,
               Series 1993, 6.125%, 01/01/15......                     5,137,500
                                                                      ----------

           NEVADA (0.9%)
           -------------
    2,190,000 Nevada State Colorado River Commission
               General Obligation (Limited Tax, Revenue
               Supported) Bonds Series November 1, 1994
               6.50%, 07/01/19....................                     2,433,637
                                                                      ----------

           NORTH CAROLINA (6.0%)
           ---------------------
    1,035,000 Charlotte-Mecklenburg Hospital Authority,
               North Carolina Health Care System
               Revenue Bonds, Series 1992, 6.00%, 01/01/22             1,046,644
    3,460,000 North Carolina Housing Finance Agency
               Multi-Family Revenue
               Refunding Bonds, Series H, 5.95%, 07/01/21              3,468,650

                       NATIONIDE(R) TAX-FREE INCOME FUND
                                                                OCTOBER 31, 1996

--------------------------------------------------------------------------------
PRINCIPAL SECURITY                                                      VALUE
--------------------------------------------------------------------------------


   $2,035,000 North Carolina Housing Finance Agency
               Single-Family Revenue Bonds,
               Series AA, 6.25%, 03/01/17.........                  $  2,088,419
    2,185,000 North Carolina Housing Finance Agency
               Single-Family Revenue Bonds,
               Series GG, 5.90%, 03/01/13.........                     2,193,194
    1,910,000 North Carolina Housing Finance Agency
               Single-Family Revenue Bonds,
               Series N, 7.40%, 03/01/28..........                     2,003,112
    1,880,000 North Carolina Housing Finance Agency
               Single-Family Revenue Bonds,
               Series J, 7.40%, 03/01/22..........                     1,955,200
    1,000,000 North Carolina Medical Care Commission
               Hospital Revenue Bonds, Duke University
               Hospital Project,  Series C, 5.25%, 06/01/17              955,000
    2,000,000 North Carolina Medical Care Commission
               Hospital Revenue Refunding Bonds,
               Series 1992 A (North Carolina Baptist
               Hospitals Project), 6.375%, 06/01/14                    2,090,000
                                                                      ----------
                                                                      15,800,219
                                                                      ----------

           OHIO (2.0%)
           -----------
    1,000,000 Columbus, Ohio Water Works & Sewer Board
               Refunding Revenue, Series 1991, 6.375%, 11/01/10        1,061,250
    1,100,000 Franklin County, Ohio Hospital Refunding and
               Improvement Revenue Bonds,
               (The Children's Hospital Project)
               1996 Series A, 5.75%, 11/01/20.....                     1,100,000
    1,250,000 Ohio Housing Finance Agency Mortgage
               Revenue Bonds Residential Mortgage Backed
               Securities, Series A-1, 5.70%, 03/01/17                 1,248,437
    2,000,000 Ohio Turnpike Commission Turnpike Revenue
               Bonds 1996 Series A, 5.70%, 02/15/17                    2,017,500
                                                                      ----------
                                                                       5,427,187
                                                                      ----------

           PENNSYLVANIA (3.5%)
           -------------------
    4,055,000 Pennsylvania Housing Finance Agency
               Rental Housing Refunding Revenue Bonds,
               Issue 1992, 6.40%, 07/01/12........                     4,161,444
    1,500,000 Pennsylvania Housing Finance Agency
               Rental Housing Refunding Revenue Bonds,
               Issue 1992, 6.25%, 07/01/07........                     1,554,375
    2,000,000 Pennsylvania State Turnpike Commission
               Oil Franchise Tax
               Revenue, Series A, 6.00%, 12/01/14.                     2,087,500
    1,500,000 Pittsburgh, Pennsylvania Water and Sewer
               Authority, Water and Sewer System First Lien
               Revenue Bonds, Series A of 1995,
               5.50%, 09/01/15....................                     1,468,125
                                                                      ----------
                                                                       9,271,444
                                                                      ----------

           SOUTH CAROLINA (5.6%)
           ---------------------
    6,980,000 Charleston, South Carolina Waterworks
               & Sewer System Refunding & Capital
               Improvement Revenue Bonds,
               Series 1991, 6.00%, 01/01/18.......                     7,171,950
    1,400,000 Greenville, South Carolina Hospital System
               Revenue Bonds Hospital Facilities,
               Series B, 5.25%, 05/01/17..........                     1,309,000
    1,500,000 South Carolina State Housing Finance
               & Development Authority Multi-Family
               Development Revenue Refunding,
               Series 1992-A, 6.875%, 11/15/23....                     1,556,250
    2,075,000 South Carolina State Housing Finance &
               Development Authority Homeownership
               Mortgage Purchase Bonds,
               Series 1994 A, 6.375%, 07/01/16....                     2,106,125
    1,500,000 Spartanburg, South Carolina Water System
               Improvement & Refunding Revenue Bonds,
               Series 1992, 6.25%, 06/01/17.......                     1,563,750
    1,000,000 Spartanburg, South Carolina Water System
               Revenue Bonds,
               Series 1996, 6.10%, 06/01/21.......                     1,033,750
                                                                      ----------
                                                                      14,740,825
                                                                      ----------

           TENNESSEE (1.8%)
           ----------------
   $1,000,000 Nashville & Davidson County, Tennessee General
               Obligation Multi-Purpose Improvement Bonds,
               Series 1994, 6.125%, 05/15/14......                 $  1,037,500
    1,500,000 Nashville & Davidson County, Tennessee Health
               & Educational Facilities Revenue Bonds,
               Series 1979, 7.875%, 12/01/04......                     1,668,750
    1,000,000 Shelby County, Tennessee General Obligation
               School Bonds, Series 1994 B,
               6.00%, 03/01/14....................                     1,033,750
    1,000,000 Shelby County, Tennessee General Obligation
               Public Improvement Bonds,
               1996 Series A, 5.85%, 06/01/17.....                     1,010,890
                                                                      ----------
                                                                       4,750,890
                                                                      ----------

           TEXAS (15.3%)
           -------------
    1,250,000 Bexar County, Texas Combination Tax and
               Revenue Certificates, Series 1992, 6.20%,
               06/15/12...........................                     1,342,188
    1,000,000 Carrollton-Farmers Branch Independent
               School District, Texas General Obligation
               Permanent School Fund
               Guarantee, Series 1996, 5.70%, 02/15/17                 1,002,500
    3,500,000 Conroe, Texas Independent School District
               Unlimited Tax Schoolhouse and Refunding
               Bonds, Series 1993, 5.00%, 02/01/18                     3,198,125
    1,100,000 Cypress-Fairbanks Independent School District,
               Texas General Obligation Permanent School
               Fund Guarantee, Series 1996,
               5.375%, 02/15/19...................                     1,061,500
    2,300,000 Fort Bend Independent School District,
               Texas General Obligation Permanent School
               Fund Guarantee, Series 1996, 5.00%, 02/15/18            2,127,500
    1,000,000 Harris County, Texas Detention Facility
               Certificates, Series 1992, 6.00%, 12/15/10              1,065,000
    3,500,000 Harris County, Texas General Obligation
               Tax and Revenue Certificates,
               Series 1994, 6.10%, 10/01/13.......                     3,666,250
    7,720,000 Houston, Texas Water & Sewer Junior Lien
               Revenue Refunding, Series 1991-C,
               6.375%, 12/01/17...................                     8,192,850
    1,215,000 Irving, Texas Independent School District
               Unlimited Tax School Building Bonds,
               Series 1991-C-Permanent School
               Fund, 5.25%, 02/15/09..............                     1,202,850
      270,000 Lower Colorado River Authority Texas Junior
               Lien Refunding Revenue Bonds,
               Series 1992 (ETC), 6.00%, 01/01/17.                       289,912
      490,000 Lower Colorado River Authority Texas Junior
               Lien Refunding Revenue Bonds,
               Series 1992 (ETM), 6.00%, 01/01/17                        515,725
    2,630,000 Lower Colorado River Authority Texas Junior
               Lien Refunding Revenue Bonds,
               Series 1992 (Unrefunded), 6.00%, 01/01/17               2,656,300
    2,000,000 Texas A&M University System Board of Regents
               Revenue Financing System Bonds,
               Series 1996, 5.375%, 05/15/14......                     1,950,000
    3,175,000 Texas State Water Development Bonds,
               Series 1994, 6.90%, 08/01/17.......                     3,516,312
    2,000,000 University of Texas Revenue Financing System
               Bonds, Series 1991, 6.50%, 07/01/11                     2,195,000
    2,000,000 University of Texas System Permanent University
               Fund Bonds, Series 1992B, 6.25%, 07/01/13               2,157,500
    3,000,000 Weatherford, Texas Independent School
               District Unlimited Tax School Building and
               Refunding Bonds, Series 1994, 6.50%, 02/15/15           3,213,750
    1,090,000 Weatherford, Texas Independent School District
               Unlimited Tax School Building and Refunding
               Bonds, Series 1994, 6.40%, 02/15/12                     1,156,763
                                                                      ----------
                                                                      40,510,025
                                                                      ----------
            UTAH (1.1%)
            -----------
    3,080,000 Intermountain Power Agency, Utah Power
               Supply Revenue Refunding Bonds,
               Series 1993-A, 5.50%, 07/01/20.....                     2,937,550
                                                                      ----------

14

                       NATIONIDE(R) TAX-FREE INCOME FUND
                                                                OCTOBER 31, 1996

--------------------------------------------------------------------------------
PRINCIPAL SECURITY                                                      VALUE
--------------------------------------------------------------------------------


          VIRGINIA (13.3%)
          ----------------
   $1,500,000 Fairfax County, Virginia Water Authority
               Water Refunding Revenue
               Series 1992, 6.00%, 04/01/22.......                  $  1,537,500
    4,250,000 Henrico County, Virginia Water and Sewer
               System Refunding Revenue Bonds,
               Series 1994, 5.875%, 05/01/14......                     4,281,875
    1,985,000 Newport News, Virgina General Improvement
               Bonds, Series 1993 E, 5.20%, 01/01/13                   1,908,081
    8,000,000 Richmond, Virginia General Obligation Public
               Improvement Refunding Bonds,
               Series 1991-B, 6.25%, 01/15/18.....                     8,280,000
    2,150,000 Virginia Housing Development Authority
               Commonwealth Mortgage Bonds,
               Series 1993 H, 5.25%, 07/01/23.....                     1,980,687
    2,000,000 Virginia Housing Development Authority
               Commonwealth Mortgage Bonds, Series 1992
               C Subseries C-7, 6.30%, 01/01/15...                     2,035,000
    1,000,000 Virginia Housing Development Authority
               Commonwealth Mortgage Bonds, Series 1995
               B Subseries B-3, 6.35%, 01/01/15...                     1,021,250
    5,500,000 Virginia Housing Development Authority
               Commonwealth Mortgage Bonds,
               Series 1992 A, 7.10%, 01/01/22....                      5,651,250
    1,000,000 Virginia Housing Development Authority
               Commonwealth Mortgage Bonds, Series B
               Subseries B-2, 6.50%, 01/01/10.....                     1,066,250
    1,080,000 Virginia Housing Development Authority
               Commonwealth Mortgage Bonds,
               Series 1995-D, Subseries D-1, 5.95%, 01/01/13           1,085,400
    2,000,000 Virginia Public School Authority School
               Financing Bonds (1991 Resolution),
               Series 1994 A, 6.20%, 08/01/13.....                     2,115,000
    4,595,000 Virginia Public School Authority School
               Financing Bonds (1991 Resolution),
               Series 1995 C, 5.00%, 08/01/16.....                     4,284,838
                                                                      ----------
                                                                      35,247,131
                                                                      ----------

           WASHINGTON (7.1%)
           -----------------
   $2,950,000 Seattle, Washington Metropolitan General
               Obligation Bonds,
               Series 1991, 6.875%, 01/01/20......                  $  3,015,991
    6,150,000 Seattle, Washington Water System and
               Refunding Revenue Bonds, 1993, 5.50%,
               06/01/18...........................                     5,996,250
    7,635,000 Washington State General Obligation,
               Series 1992 A and
               AT-6, 5.75%, 02/01/17..............                     7,654,088
    2,155,000 Washington State General Obligation
               Unlimited Tax Bonds,
               Series DD-14 and B, 6.00%, 09/01/15                     2,219,650
                                                                      ----------
                                                                      18,885,979
                                                                      ----------

           WISCONSIN (4.1%)
           ----------------
    2,000,000 Wisconsin State General Obligation,
               Series 1992-A, 6.30%, 05/01/11.....                     2,157,500
    3,065,000 Wisconsin State General Obligation Refunding
               Bonds of 1996,
               Series1, 5.00%, 05/01/14...........                     2,900,256
    2,000,000 Wisconsin State General Obligation Bonds
               of 1994, Series A, 5.00%, 05/01/14.                     1,892,500
    2,500,000 Wisconsin State Transportation Revenue Bonds,
               Series A, 5.50%, 07/01/12..........                     2,481,250
    1,500,00 Wisconsin State Transportation Revenue
               Bonds,1994 Series A, 5.50%, 07/01/11                    1,462,500
                                                                      ----------
                                                                      10,894,006
                                                                      ----------

            Total long-term municipal securities
            (cost $249,797,168)...................                  $260,481,900
                                                                    ============

Cost also represents cost for federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

[PHOTO]                                      [PHOTO]
Mary Ellen Gere-Penna--                      E. Chris Evan--Nationwide(R)
Growth Fund and Money                        Fund and Government Bond
Market Fund, with her pet                    Fund, portrays Ohio Civil War
Sheltie, Mackenzie.                          General William T. Sherman.

NATIONWIDE(R) FAMILY OF FUNDS
NATIONWIDE(R) U.S. GOVERNMENT INCOME FUND

                             MANAGEMENT DISCUSSION
                              OF FUND PERFORMANCE

The total return for the Nationwide U.S. Government Income Fund for the year ended October 31, 1996, was 5.28% compared to a total return of 5.67% for its benchmark index, the Lehman Brothers Intermediate Government Bond Index.

The past 12 months have been a volatile period for the U.S. bond market. Early in the year, fears of a strengthening economy and higher inflation led to an increase in interest rates. More recently, as favorable inflation results have been released, inflationary concerns have eased and rates have declined from their highs at midyear. Content with the current state of the economy, the Federal Reserve has left the federal funds rate unchanged at 5.00% since early this year. The net change in interest rates over the past 12 months was an increase of approximately .35% in intermediate and long rates. The Fund under-performed the index during this period due to the Fund having a slightly longer average maturity than the index.

The U.S. Government Income Fund continues to be invested in sectors of the government agency and mortgage-backed markets perceived to be undervalued. Approximately 80% of portfolio assets are invested in the collateralized mortgage obligation (CMO) market. The yield on these conservatively structured investments continues to make them attractive portfolio holdings. The remainder of the portfolio is invested in repurchase agreements for liquidity purposes and callable government agency notes for increased portfolio yield.

Wayne T. Frisbee, CFA, Portfolio Manager



FUND VALUE                                                     $39,497,205

                              PORTFOLIO COMPOSITION

      Mortgage-backed securities.........................78.8%
      U.S. government and agency long-term obligations...18.2%
      Other assets less liabilities.......................3.0%



                                TOP FIVE HOLDINGS

                                               VALUE      %
-------------------------------------------------------------------------------
FHLMC (REMIC) Series 1462, Class PT        $5,155,545    13.1%
FNMA (REMIC) Series 93-203, Class PJ        4,905,045    12.4%
Federal Home Loan Banks                     4,012,716    10.2%
FNMA (REMIC) Series 92-151, Class H         3,745,596     9.5%
FHLMC (REMIC) Series 1344, Class D          3,735,156     9.5%



                                FUND PERFORMANCE

                        1992         1993       1994        1995       1996
      U.S.G.I.                                                       $13,532
      CPI                                                            $11,413
      L. Int. Govt.                                                  $13,504

Comparative performance of $10,00 invested in the Nationwide(R) U.S. Government Income Fund since inception (2/10/92), the Lehman Brothers Intermediate Government Bond Index* and the Consumer Price Index (CPI)** over the period since inception ended 10/31/96.

* The Lehaman Bothers Intermediate Government Bond Index represents an unmanaged group of bonds that are not adjusted for expense and includes bonds of lower quality than those purchaseed by our Fund.

** The Consumer Price Index is a broad index reflecting the price changes in a market basket of consumer goods and, unlike the U.S.G.I. Fund, does not reflect any fees or expenses.


                          AVERAGE ANNUAL TOTAL RETURN
                           FOR PERIOD ENDED 10/31/96

                                          1 YEAR        LIFE
Without sales charge.......................5.28%.........6.81%
With sales charge..........................0.32%.........6.64%

The without sales charge returns do not reflect the effects of sales charges. The with sales charge assumes the applicable contigent deferred sales charge
(CDSC) was paid on withdrawls wich has the most dramatic effect on the one-year performance figures. The CDSC declines from 5% in the first year to 0% after 5 years.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

                               FUND HIGHLIGHTS

Monthly income is paid by the Nationwide(R) U.S. Government
Income Fund from a high-quality portfolio of government securities. These securities are generally considered among the safest, though they are not specifically rated by the credit rating agencies.

In a attempt to minimize share price fluctuation, the Nation- wide(R) U. S. Government Income Fund maintains an average portfolio maturity of 10 years or less. Generally, shorter maturities are less subject to price fluctuation. Of course, all bond prices (U.S. Government, municipal and corporate) are affected by interest rates.

                            STATEMENT OF INVESTMENTS
                   NATIONWIDE(R) U.S. GOVERNMENT INCOME FUND
                                                                OCTOBER 31, 1996

--------------------------------------------------------------------------------
PRINCIPAL SECURITY                                    VALUE
--------------------------------------------------------------------------------
           MORTGAGE-BACKED SECURITIES (78.8%)
           ----------------------------------
$1,500,000  FNMA Series 92-126, Class VB,
               8.00%, 07/25/02.................... $  1,553,774
 5,000,000  FHLMC REMIC Series 1462, Class PT,
               7.50%, 01/15/03....................    5,155,545
 3,000,000  FHLMC REMIC Series 1313, Class G,
               7.25%, 06/15/07....................    3,054,297
 4,000,000  FHLMC REMIC Series 1344, Class D,
               6.00%, 08/15/07....................    3,735,156
 4,000,000  FNMA REMIC Series 92-151, Class H,
               6.00%, 08/25/07...................     3,745,596
   414,545  FNMA REMIC Series 1988-25, Class B,
               9.25%, 10/25/18....................      439,405
 2,614,713  FNMA REMIC Series 1990-7, Class B,
               8.50%, 01/25/20....................    2,722,698
 3,437,917  FHLMC REMIC Series 31, Class E,
               7.55%, 05/15/20....................    3,482,847
 2,180,509  FNMA REMIC Series 1992-81, Class Z,
               8.50%, 04/25/22....................    2,314,019
 5,000,000  FNMA REMIC Series 1993-203, Class PJ,
               6.50%, 10/15/23....................    4,905,045
                                                     ----------
            Total mortgage backed securities
            (cost $30,801,959)....................   31,108,382
                                                     ----------

           U.S. GOVERNMENT AND AGENCY
           LONG-TERM OBLIGATIONS (18.2%)
           -----------------------------
 1,000,000  Federal Home Loan Mortgage Corp.
               7.445%, 04/14/04...................    1,015,967
 4,000,000  Federal Home Loan Banks
               6.36%, 03/21/01....................    4,012,716
 1,550,000  Federal National Mortgage Association
               7.26%, 10/05/05....................    1,545,296
 2,000,000  Resolution Funding STRIPS,
               0.00%, 07/15/13....................      633,058
                                                     ----------
            Total U.S. government and agency
            long-term obligations
            (cost $6,992,990).....................    7,207,037
                                                     ----------

           REPURCHASE AGREEMENT (2.7%)
           ---------------------------
 1,055,000  Prudential Securities
            5.55%, due 11/01/96, Collateralized by
            $1,075,000 Student Loan Marketing
            Association Fund 0.00%, due 04/10/97,
            market value $1,077,688 (cost $1,055,000) 1,055,000
                                                     ----------

            Total investments
            (cost $38,849,949).................... $ 39,370,419
                                                   ============

The abbreviations in the statement above stand for the following:
   FNMA  Federal National Mortgage Association
   FHLMC  Federal Home Loan Mortgage Corporation
   REMIC  Real Estate Mortgage Investment Conduit

Cost also represents cost for federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

[PHOTO]

Christopher M. Hungerford (right)-
Growth Fund, accepts his first place
certificate for winning the Champlain
Country Club's 1995 Jr. Championship in
St. Albans, Vermont.

[PHOTO]

From l. to r. Miranda, Katrina and Desiree (twins) and Nichole are the daughters of Timothy Guaraldi-
Nationwide(R) Fund and Growth Fund.

NATIONWIDE(R) FAMILY OF FUNDS
                        NATIONWIDE(R) MONEY MARKET FUND

                             MANAGEMENT DISCUSSION
                              OF FUND PERFORMANCE

The year ended October 31, 1996, has been one of very stable short-term interest rates, which has produced the consistent yield in the Nationwide Money Market Fund. The total return for the year ended October 31, 1996, was 5.05% compared to the Consumer Price Index total return of 2.99%.

The Federal Reserve Board (Feds) has not found sufficient justification to alter monetary policy, and has left the discount rate unchanged at 5.00% since January of this year. Market rates have been nearly as steady. For example, 30-day prime commercial paper has traded between 5.16% and 5.45% this year, and 3-month U.S. Treasury bills have traded between 5.02% and 5.48%.

The absence of inflation has allowed the Feds to stay the course despite periodic indications of strength in the economy and upward pressure on some commodity prices, particularly oil. Both consumer and producer prices have held in what is perceived by the markets as an acceptable range.

Prime commercial paper has continued to provide the best risk/return profile, accounting for its dominant portfolio weighting. The strategy of selecting securities which provide the optimal relative value within a balanced maturity structure will continue, with the focus on liquidity and a stable share value.

William M. Burtch, MBA, Portfolio Manager

FUND VALUE                                                       $729,499,762

                              PORTFOLIO COMPOSITION

      Commercial paper................................................ 92.4%
      Canadian government.............................................  5.1%
      U.S. government obligations and other assets less liabilities ..  2.5%

                                TOP FIVE HOLDINGS
                                             VALUE         %
------------------------------------------------------------------------------
Merrill Lynch & Co.                       $29,181,062     4.0%
MetLife Funding, Inc.                      28,247,486     3.9%
Old Republic Capital Corp.                 28,036,983     3.8%
National Rural Utilities                   27,891,342     3.8%
Norwest Corporation                        27,027,238     3.7%

                                FUND PERFORMAMCE

        1987    1988   1989   1990   1991   1992   1993   1994   1995   1996
MMF                                                                     $17,176
CPI                                                                     $14,365

Comparative performance of $10,000 invested in the Nationwide(R) Money market Fund and the Consumer Price Index (CPI)* over a 10-year period ended 10/31/96.

* The Consumer Price Index is a broad index reflecting price changes in a market basket of consumer goods and, unlike the Money Market Fund, does not reflect any fees or expenses.

                          AVERAGE ANNUAL TOTAL RETURN
                           FOR PERIODS ENDED 10/31/96

                                1 YEAR      5 YEAR     10 YEAR
Without sales charge.............5.05%.......3.99%.......5.55%

An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share. There are no sales charges in the Nationwide(R) Money Market Fund. Past performance is no guarantee of future results.

                                 FUND HIGHLIGHTS

Due to daily dividend compounding from a high-quality portfolio, the Nationwide(R) Money Market Fund offers high current market rates -- plus stability of principal since the Fund seeks to maintain a constant $1.00 per share net asset value. During the Fund's life, its share price has always been $1.00.

Benefits of the Nationwide(R) Money Market Fund include liquidity without penalty, competitive current market rates, daily compounding, security of principal and free checkwriting privileges ($500 minimum).

                           STATEMENT OF INVESTMENTS
                       NATIONWIDE(R) MONEY MARKET FUND
                                                                OCTOBER 31, 1996

--------------------------------------------------------------------------------
PRINCIPAL SECURITY                                   VALUE
--------------------------------------------------------------------------------

           CANADIAN GOVERNMENT OBLIGATIONS (5.1%)
           --------------------------------------
            British Columbia (Providence Of)
$5,000,000  5.23%, due 11/18/96...................  $ 4,987,652
 5,000,000  5.23%, due 12/27/96...................    4,959,322
 5,000,000  5.37%, due 02/10/97...................    4,924,671
 5,000,000  5.44%, due 03/13/97...................    4,900,267
            Canadian Wheat Board
 5,000,000  5.35%, due 11/20/96...................    4,985,882
 8,000,000  5.37%, due 12/16/96...................    7,946,300
 1,500,000  5.27%, due 12/20/96...................    1,489,240
 3,395,000  5.25%, due 01/10/97...................    3,360,343
                                                    -----------
            Total Canadian government obligations
            (cost $37,553,677)....................   37,553,677
                                                    -----------

           COMMERCIAL PAPER   (92.4%)
           --------------------------
           Auto/Finance (2.5%)
            Ford Motor Credit Co.
 4,000,000  5.48%, due 11/07/96...................    3,996,347
 3,800,000  5.30%, due 11/12/96...................    3,793,846
 5,500,000  5.25%, due 12/09/96...................    5,469,521
 5,440,000  5.31%, due 01/30/97...................    5,367,784
                                                    -----------
                                                     18,627,498
                                                    -----------

           BANKS (12.0%)
           -------------
            Banc One Corp.
 5,000,000  5.30%, due 11/15/96...................    4,989,694
 5,000,000  5.24%, due 12/13/96...................    4,969,433
            Corestates Capital Corp.
 8,000,000  5.32%, due 01/28/97...................    7,895,964
            J.P. Morgan & Co., Inc.
 4,000,000  5.23%, due 11/06/96...................    3,997,094
 3,000,000  5.48%, due 11/08/96...................    2,996,804
 5,000,000  5.47%, due 11/12/96...................    4,991,643
 8,640,000  5.42%, due 12/12/96...................    8,586,667
 5,000,000  5.40%, due 12/13/96...................    4,968,500
            National City Credit Corp.
 9,000,000  5.35%, due 11/06/96...................    8,993,313
 8,000,000  5.26%, due 12/04/96...................    7,961,427
            Norwest Corp.
 6,000,000  5.42%, due 11/04/96...................    5,997,290
 7,530,000  5.30%, due 11/26/96...................    7,502,285
 9,480,000  5.30%, due 01/08/97...................    9,385,095
 4,185,000  5.29%, due 01/09/97...................    4,142,568
                                                    -----------
                                                     87,377,777
                                                    -----------

           BROKER-DEALERS (14.1%)
           ----------------------
            Bear Stearns Companies, Inc.
 8,000,000  5.34%, due 11/08/96...................    7,991,693
 7,000,000  5.42%, due 11/12/96...................    6,988,407
 8,000,000  5.42%, due 01/03/97...................    7,924,120
            Dean Witter Discover & Co.
 5,000,000  5.30%, due 01/31/97...................    4,933,014
 5,000,000  5.31%, due 01/31/97...................    4,932,888
            Goldman Sachs Group
 8,000,000  5.25%, due 11/18/96...................    7,980,167
 2,123,000  5.26%, due 11/21/96...................    2,116,796
 8,000,000  5.24%, due 11/25/96...................    7,972,053
            Merrill Lynch & Co., Inc.
 2,912,000  5.62%, due 11/01/96...................    2,912,000
 3,165,000  5.26%, due 11/05/96...................    3,163,150
 7,900,000  5.37%, due 11/07/96...................    7,892,930
 4,150,000  5.43%, due 11/19/96...................    4,138,733
 5,000,000  5.40%, due 11/22/96...................    4,984,250
   870,000  5.27%, due 11/27/96...................      866,689
 4,000,000  5.30%, due 11/27/96...................    3,984,689
 1,245,000  5.27%, due 12/06/96...................    1,238,621
            Morgan Stanley Group, Inc.
 8,000,000  5.52%, due 01/13/97...................    7,910,453
 6,000,000  5.32%, due 01/15/97...................    5,933,500
            Smith Barney, Inc.
 9,055,000  5.27%, due 11/04/96...................    9,051,023
                                                    -----------
                                                    102,915,176
                                                    -----------

           CHEMICALS (7.2%)
           ----------------
            Great Lakes Chemical Corp.
 5,000,000  5.25%, due 11/18/96...................    4,987,604
$8,000,000  5.25%, due 11/20/96................... $  7,977,833
 6,545,000  5.25%, due 12/02/96...................    6,515,411
            Monsanto Co.
 6,116,000  5.45%, due 11/22/96...................    6,096,556
 7,000,000  5.25%, due 12/06/96...................    6,964,271
 5,000,000  5.25%, due 12/09/96...................    4,972,292
 7,000,000  5.32%, due 01/08/97...................    6,929,658
            PPG Industries, Inc.
 8,000,000  5.24%, due 12/18/96...................    7,945,271
                                                    -----------
                                                     52,388,896
                                                    -----------

           CONSUMER PRODUCTS (1.1%)
           ------------------------
            Clorox Co.
 8,000,000  5.40%, due 12/09/96...................    7,954,400
                                                    -----------

           CONSUMER SALES FINANCE (5.5%)
           -----------------------------
            Associates Corp. of North America
 8,050,000  5.33%, due 12/02/96...................    8,013,053
 6,000,000  5.28%, due 12/11/96...................    5,964,800
 7,000,000  5.26%, due 12/17/96...................    6,952,952
 5,260,000  5.30%, due 01/10/97...................    5,205,793
            Avco Financial Services, Inc.
 6,000,000  5.29%, due 01/28/97...................    5,922,413
            Beneficial Corp.
 8,370,000  5.38%, due  11/14/96..................    8,353,739
                                                    -----------
                                                     40,412,750
                                                    -----------

           CORPORATE CREDIT UNIONS (1.5%)
           ------------------------------
            U.S. Central Credit
 2,570,000  5.25%, due 11/07/96...................    2,567,751
 8,730,000  5.32%, due 12/03/96...................    8,688,717
                                                    -----------
                                                     11,256,468
                                                    -----------

           DIVERSIFIED FINANCE (3.5%)
           --------------------------
            General Electric Capital Corp.
 3,000,000  5.40%, due 11/20/96...................    2,991,450
 7,000,000  5.39%, due 11/25/96...................    6,974,847
 8,375,000  5.33%, due 11/27/96...................    8,342,761
 4,400,000  5.425%, due 12/05/96..................    4,377,456
 3,240,000  5.33%, due 03/06/97...................    3,180,038
                                                    -----------
                                                     25,866,552
                                                    -----------

           ELECTRIC UTILITY (3.8%)
           -----------------------
            National Rural Utilities Cooperative Finance Corp.
 4,247,000  5.36%, due 11/01/96...................    4,247,000
   375,000  5.36%, due 11/18/96...................      374,051
 7,455,000  5.25%, due 12/10/96...................    7,412,600
 6,000,000  5.33%, due 12/10/96...................    5,965,355
 5,000,000  5.32%, due 01/09/97...................    4,949,017
 5,000,000  5.30%, due 01/17/97...................    4,943,319
                                                    -----------
                                                     27,891,342
                                                    -----------

           ENTERTAINMENT (3.2%)
           --------------------
            Walt Disney Co.
 8,000,000  5.28%, due 12/04/96...................    7,961,280
 8,000,000  5.27%, due 01/06/97...................    7,922,707
 2,545,000  5.27%, due 01/06/97...................    2,520,411
 5,000,000  5.28%, due 02/03/97...................    4,931,067
                                                    -----------
                                                     23,335,465
                                                    -----------

           FINANCE (2.7%)
           --------------
            American Express Credit Corp.
 6,000,000  5.28%, due 12/11/96...................    5,964,800
 8,000,000  5.26%, due 12/12/96...................    7,952,076
 6,000,000  5.24%, due 12/20/96...................    5,957,207
                                                    -----------
                                                     19,874,083
                                                    -----------

           FOOD & BEVERAGES (6.2%)
           -----------------------
            CPC International, Inc.
 2,790,000  5.27%, due 11/20/96...................    2,782,240
 6,747,000  5.30%, due 12/03/96...................    6,715,214
 8,765,000  5.31%, due 01/13/97...................    8,670,623
 3,200,000  5.31%, due 01/27/97...................    3,158,936
            Campbell Soup Co.
 5,000,000  5.46%, due 12/05/96...................    4,974,217

                         NATIONWIDE(R) MONEY MARKET FUND
                                                                OCTOBER 31, 1996

--------------------------------------------------------------------------------
PRINCIPAL SECURITY                                   VALUE
--------------------------------------------------------------------------------


$8,000,000 5.47%, due 12/30/96................... $   7,928,283
            Heinz (H.J.) Co.
 8,000,000  5.24%, due 11/26/96...................    7,970,889
 2,790,000  5.25%, due 12/04/96...................    2,776,573
                                                    -----------
                                                     44,976,975
                                                    -----------

           HEAVY EQUIPMENT FINANCE (1.9%)
           ------------------------------
            Caterpillar Financial Services
 8,000,000  5.27%, due 11/01/96...................    8,000,000
 5,675,000  5.27%, due 12/03/96...................    5,648,416
                                                    -----------
                                                     13,648,416
                                                    -----------

           INSURANCE (9.2%)
           ----------------
            Marsh & McLennan Co.
 4,535,000  5.26%, due 11/05/96...................    4,532,350
            MetLife Funding, Inc.
 8,065,000  5.38%, due 11/05/96...................    8,060,179
 9,290,000  5.28%, due 11/14/96...................    9,272,287
 6,000,000  5.23%, due 12/06/96...................    5,969,492
 5,000,000  5.30%, due 01/14/97...................    4,945,528
            Old Republic Capital Corp.
 5,000,000  5.53%, due 11/06/96...................    4,996,160
 5,000,000  5.37%, due 12/04/96...................    4,975,387
 5,000,000  5.26%, due 12/10/96...................    4,971,508
 2,171,000  5.26%, due 12/10/96...................    2,158,629
 5,000,000  5.55%, due 01/07/97...................    4,948,354
 6,050,000  5.60%, due 01/07/97...................    5,986,945
            Principal Mutual Life Co., Inc.
 1,000,000  5.24%, due 11/05/96...................      999,418
 5,000,000  5.24%, due 11/08/96...................    4,994,906
                                                    -----------
                                                     66,811,143
                                                    -----------

           LEASE FINANCING (1.9%)
           ----------------------
            PHH Corp.
 9,000,000  5.23%, due 11/13/96...................    8,984,310
 5,000,000  5.25%, due 12/17/96...................    4,966,458
                                                    -----------
                                                     13,950,768
                                                    -----------

           MISCELLANEOUS MANUFACTURING (1.1%)
           ----------------------------------
            Illinois Tool Works
 3,000,000  5.32%, due 11/19/96...................    2,992,020
 5,000,000  5.37%, due 11/19/96...................    4,986,575
                                                    -----------
                                                      7,978,595
                                                    -----------

           OFFICE EQUIPMENT & SUPPLIES (1.2%)
           ----------------------------------
            Pitney Bowes Credit Corp.
 5,000,000  5.47%, due 02/20/97...................    4,915,671
 4,275,000  5.42%, due 02/24/97...................    4,200,982
                                                    -----------
                                                      9,116,653
                                                    -----------

           OIL & GAS (0.2%)
           ----------------
            Koch Industries, Inc.
 1,193,000  5.24%, due 12/17/96...................    1,185,012
                                                    -----------

           PACKAGING/CONTAINERS (2.0%)
           ---------------------------
            Bemis Co., Inc.
 8,600,000  5.28%, due 11/04/96...................    8,596,215
 6,000,000  5.25%, due 12/03/96...................    5,972,000
                                                    -----------
                                                     14,568,215
                                                    -----------

           PAPER & FOREST PRODUCTS (0.7%)
           ------------------------------
            Sonoco Products Co.
 5,000,000  5.38%, due 11/12/96...................    4,991,780
                                                    -----------

           PHARMACEUTICALS/PERSONAL CARE (3.2%)
           ------------------------------------
            Abbott Laboratories
 2,350,000  5.27%, due 01/16/97...................    2,323,855
            Glaxo Wellcome
 3,000,000  5.31%, due 01/22/97...................    2,963,715
 8,000,000  5.31%, due 01/22/97...................    7,903,240
            Schering Corp.
 2,040,000  5.27%, due 11/21/96...................    2,034,027
 8,000,000  5.30%, due 03/18/97...................    7,838,643
                                                    -----------
                                                     23,063,480
                                                    -----------
           PREMIUM FINANCE (1.7%)
           ----------------------
            A.I. Credit Corp.
$3,000,000  5.27%, due 01/06/97................... $  2,971,015
 9,600,000  5.30%, due 03/10/97...................    9,417,680
                                                    -----------
                                                     12,388,695
                                                    -----------
           PRINTING & PUBLISHING (3.6%)
           ----------------------------
            Donnelley RR & Sons
 5,000,000  5.25%, due 12/16/96...................    4,967,188
 6,600,000  5.25%, due 12/16/96...................    6,556,688
            McGraw-Hill, Inc.
 9,740,000  5.33%, due 11/19/96...................    9,714,043
 4,684,000  5.45%, due 11/26/96...................    4,666,271
                                                    -----------
                                                     25,904,190
                                                    -----------
           RAILROADS (2.4%)
           ----------------
            Norfolk & Southern Railway Co.
 5,000,000  5.29%, due 12/06/96...................    4,974,285
 8,000,000  5.42%, due 12/19/96...................    7,942,187
 5,000,000  5.30%, due 01/14/97...................    4,945,528
                                                    -----------
                                                     17,862,000
                                                    -----------
            Total commercial paper
            (cost $674,346,329)...................  674,346,329
                                                    -----------

           U.S. GOVERNMENT AND AGENCY
           OBLIGATIONS (2.4%)
           ------------------
            U.S. Treasury Bills
 5,000,000  4.81%, due 11/14/96...................    4,991,316
 3,090,000  4.86%, due 01/09/97...................    3,061,216
 5,000,000  5.08%, due 02/06/97...................    4,931,562
 5,000,000  5.41%, due 05/29/97...................    4,842,960
                                                    -----------
            Total U.S. government and agency obligations
            (cost $17,827,054)....................   17,827,054
                                                    -----------

            Total investments
            (cost $729,727,060)................... $729,727,060
                                                   ============

Cost also represents cost for federal income tax purposes.

Portfolio holding percentages represent value as a percentage of net assets.

See accompanying notes to financial statements.

NATIONWIDE(R) FAMILY OF FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                                                OCTOBER 31, 1996


                                       NATIONWIDE(R)                   NATIONWIDE(R)     NATIONWIDE(R)  NATIONWIDE(R)  NATIONWIDE(R)
                                         GROWTH         NATIONWIDE(R)     BOND              TAX-FREE      U.S. GOV'T   MONEY MARKET
                                          FUND             FUND           FUND            INCOME FUND    INCOME FUND       FUND
ASSETS

Investments in securities, at value   $ 652,778,128    $960,505,467   $ 131,018,346    $ 260,481,900   $ 39,370,419   $ 729,727,060
(cost $494,088,843; $586,877,361;
$128,346,516; $249,797,168;
$38,849,949 and $729,727,060,
respectively)

Cash                                         94,763          50,014          29,236               --          6,124         283,618

Receivable for Fund shares sold             210,998              --          37,561           27,805         41,813         116,465

Receivable for investment
securities sold                           2,528,450         782,206         973,125        1,442,362             --              --

Accrued interest and dividends
receivable                                  427,232       1,751,914       2,595,433        5,172,757        225,705              --
                                      ---------------------------------------------------------------------------------------------
Total assets                            656,039,571     963,089,601     134,653,701      267,124,824     39,644,061     730,127,143
                                      ---------------------------------------------------------------------------------------------

LIABILITIES

Bank loan                                        --              --              --          502,400             --              --

Payable for Fund shares redeemed                 --       1,222,647         189,600          379,446         60,012          97,247

Payable for investment securities
purchased                                        --       2,726,188         994,063        1,031,040             --              --

Accrued management fees                     281,477         402,203          55,806          145,200         21,576         270,342

Accrued transfer agent fees                  59,010          60,499          13,201           26,200          3,553          57,390

Accrued distribution fees                        --              --              --           44,732          6,639              --

Dividends payable                              (892)          3,907         122,798          321,112         48,045         126,215

Other accrued expenses                       84,271          84,387          25,501           32,934          7,031          76,187
                                      ---------------------------------------------------------------------------------------------
Total liabilities                           423,866       4,499,831       1,400,969        2,483,064        146,856         627,381
                                      ---------------------------------------------------------------------------------------------
NET ASSETS                            $ 655,615,705    $958,589,770   $ 133,252,732    $ 264,641,760   $ 39,497,205   $ 729,499,762
                                      =============================================================================================

NET ASSETS REPRESENTED BY:
Capital Shares, $1 par value
 outstanding                          $  49,152,969    $ 46,957,777   $  14,264,079    $  25,842,939   $  3,932,514   $ 729,501,084

Capital paid in excess of par value     402,016,940     477,434,454     125,775,070      231,376,463     35,480,301              --

Net unrealized appreciation             158,689,285     373,628,106       2,671,830       10,684,732        520,470              --

Accumulated undistributed net
realized gain (loss)                     45,458,844      59,191,383      (9,525,283)      (3,251,345)      (401,674)             --

Accumulated undistributed
(distributions in excess of)
net investment income                       297,667       1,378,050          67,036          (11,029)       (34,406)         (1,322)
                                      ---------------------------------------------------------------------------------------------
NET ASSETS                            $ 655,615,705    $958,589,770   $ 133,252,732    $ 264,641,760   $ 39,497,205   $ 729,499,762
                                      =============================================================================================
Shares outstanding (unlimited
number of shares authorized)             49,152,969      46,957,777      14,264,079       25,842,939      3,932,514     729,501,084
                                      =============================================================================================
Net asset value per share             $       13.34    $      20.41   $        9.34    $       10.24   $      10.04   $        1.00
                                      =============================================================================================
Offering price (100%/(100%-Maximum
 Sales Charge) of net asset value
 adjusted to nearest cent) per
 share*                               $       13.97    $      21.37   $        9.78    $       10.24   $      10.04   $        1.00
                                      =============================================================================================
Maximum sales charge                           4.50%           4.50%           4.50%              --             --              --
                                      =============================================================================================



*For Nationwide(R) Tax-Free Income Fund and U.S. Government Income Fund, redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

NATIONWIDE(R) FAMILY OF FUNDS
                         STATEMENTS OF OPERATIONS
                                             FOR THE YEAR ENDED OCTOBER 31, 1996


                                           NATIONWIDE(R)                NATIONWIDE(R) NATIONWIDE(R) NATIONWIDE(R) NATIONWIDE(R)
                                             GROWTH       NATIONWIDE(R)     BOND        TAX-FREE    U.S. GOV'T    MONEY MARKET
                                              FUND           FUND           FUND       INCOME FUND  INCOME FUND      FUND
INVESTMENT INCOME:

INCOME:

Dividends                                  $ 8,494,220  $ 20,514,352            --           --           --            --

Interest                                     3,349,087     1,573,774    $9,681,741  $15,653,726  $ 2,717,130   $36,273,232
                                           ---------------------------------------------------------------------------------
Total income                                11,843,307    22,088,126     9,681,741   15,653,726    2,717,130    36,273,232
                                           ---------------------------------------------------------------------------------
EXPENSES:

Investment management fees                   3,212,196     4,425,921       663,545    1,704,966      255,149     3,280,802

Distribution fees                                   --            --            --      921,340      137,388            --

Transfer agent fees                            683,043       698,913       161,300      159,115       40,299       653,631

Shareholders' reports                          138,109       139,217        65,742       52,776       15,248       190,601

Registration fees                                   --            --            --       22,972       15,000            --

Professional services                           29,866        32,656         5,234       12,679        1,260        24,893

Custodian fees                                  31,869        43,290        16,048       41,455        7,400        41,694

Trustees' fees and expenses                     17,978        21,747         3,822        2,743          396        18,215

Other                                           26,307        34,960         6,992       12,994        2,336        27,000
                                           ---------------------------------------------------------------------------------
Total expenses before waived expenses        4,139,368     5,396,704       922,683    2,931,040      474,476     4,236,836

Total waived expenses                               --            --            --      394,860       58,881       328,076

Net expenses                                 4,139,368     5,396,704       922,683    2,536,180      415,595     3,908,760
                                           ---------------------------------------------------------------------------------
NET INVESTMENT INCOME                      $ 7,703,939   $16,691,422    $8,759,058  $13,117,546  $ 2,301,535   $32,364,472
                                           =================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:

Net realized gain (loss) on investments    $45,484,621   $ 59,251,910   $ (171,239) $ 2,055,736  $   34,406            --

Net change in unrealized appreciation
 (depreciation)                             20,001,960    127,452,048   (2,045,242)  (1,473,376)   (277,059)           --
                                           ---------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
 on investments                             65,486,581    186,703,958   (2,216,481)     582,360    (242,653)           --
                                           ---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                  $73,190,520   $203,395,380   $6,542,577  $13,699,906  $2,058,882    $32,364,472
                                           =================================================================================

See accompanying notes to financial statements.

NATIONWIDE(R) FAMILY OF FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                NATIONWIDE(R)                NATIONWIDE(R)                   NATIONWIDE(R)
                                                GROWTH FUND                      FUND                          BOND FUND

                                        Year ended       Year ended     Year ended      Year ended      Year ended      Year ended
                                        October 31,      October 31,    October 31,     October 31,     October 31,     October 31,
                                           1996            1995            1996            1995            1996            1995
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                 $   7,703,939   $   8,424,199   $  16,691,422   $  14,301,965   $   8,759,058   $   8,946,837

Net realized gain (loss) on investment   45,484,621      55,104,961      59,251,910      42,454,076        (171,239)     (2,695,214)

Net change in unrealized appreciation
(depreciation) of investments            20,001,960      34,260,953     127,452,048      73,761,567      (2,045,242)     17,358,003
                                      ---------------------------------------------------------------------------------------------

Net increase in net assets resulting
from operations                          73,190,520      97,790,113     203,395,380     130,517,608       6,542,577      23,609,626

Distributions to shareholders from:

Net investment income                    (7,521,249)     (8,424,199)    (16,077,181)    (14,459,586)     (8,801,481)     (8,917,890)

In excess of net investment income               --         (50,491)             --              --              --              --

Net realized gain from investment
transactions                            (55,130,738)     (9,636,714)    (42,514,603)    (54,955,514)             --              --
                                      ---------------------------------------------------------------------------------------------

Decrease in net assets from
distributions to shareholders           (62,651,987)    (18,111,404)    (58,591,784)    (69,415,100)     (8,801,481)     (8,917,890)

CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares         91,753,548      78,233,932     100,830,600      44,342,114      17,666,533      14,412,502

Net asset value of shares issued to
shareholders from reinvestment of
dividends                                61,359,336      17,836,103      51,530,171      60,306,894       7,287,372       7,950,830

Cost of shares redeemed                 (90,962,567)    (57,537,318)   (134,240,940)    (76,759,052)    (23,074,853)    (27,877,661)
                                      ---------------------------------------------------------------------------------------------

Increase (decrease) in net assets
derived from capital share
transactions                             62,150,317      38,532,717      18,119,831      27,889,956       1,879,052      (5,514,329)
                                      ---------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS    72,688,850     118,211,426     162,923,427      88,992,464        (379,852)      9,177,407

NET ASSETS-BEGINNING OF PERIOD          582,926,855     464,715,429     795,666,343     706,673,879     133,632,584     124,455,177
                                      ---------------------------------------------------------------------------------------------
NET ASSETS-END OF PERIOD              $ 655,615,705   $ 582,926,855   $ 958,589,770   $ 795,666,343   $ 133,252,732   $ 133,632,584
                                      =============================================================================================

Undistributed net realized gain (loss)
on investments included in net assets
at end of period                      $  45,458,844   $  55,104,961   $  59,191,383   $  42,454,076   $  (9,525,283)  $  (9,354,044)
                                      =============================================================================================

Undistributed net investment income
included in net assets at end
of period                             $     297,667   $     114,977   $   1,378,050   $     763,809   $      67,036   $     109,459
                                      =============================================================================================

SHARE ACTIVITY:

Shares sold                               7,069,963       6,444,023       5,349,375       2,806,172       1,897,464       1,613,435

Reinvestment of dividends                 4,952,188       1,578,080       2,874,632       4,081,126         784,086         892,591

Shares redeemed                          (6,978,391)     (4,861,121)     (7,129,736)     (4,857,164)     (2,486,318)     (3,144,695)
                                      ---------------------------------------------------------------------------------------------

Net increase (decrease) in number
of shares                                 5,043,760       3,160,982       1,094,271       2,030,134         195,232        (638,669)
                                      =============================================================================================



See accompanying notes to financial statements.

NATIONWIDE(R) FAMILY OF FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS


                                         NATIONWIDE(R)                   NATIONWIDE(R)              NATIONWIDE(R)
                                      TAX-FREE INCOME FUND         U.S. GOV'T INCOME FUND         MONEY MARKET FUND

                                 Year ended       Year ended     Year ended    Year ended    Year ended     Year ended
                                 October 31,      October 31,    October 31,   October 31,   October 31,    October 31,
                                    1996            1995            1996          1995         1996           1995

INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:

Net investment income          $  13,117,546  $  13,060,318  $  2,301,535  $  2,266,549  $  32,364,472   $  29,238,839

Net realized gain (loss) on
investments                        2,055,736     (3,951,178)       34,406        70,730             --           4,106

Net change in unrealized
appreciation  (depreciation)
of investments                    (1,473,376)    24,981,359      (277,059)    3,505,345             --              --
                               ---------------------------------------------------------------------------------------

Net increase in net assets
resulting from operations         13,699,906     34,090,499     2,058,882     5,842,624     32,364,472      29,242,945

DISTRIBUTIONS TO
SHAREHOLDERS FROM:

Net investment income            (13,122,781)   (13,407,484)   (2,301,535)   (2,266,549)   (32,359,207)    (29,239,264)

In excess of net investment
income                               (11,029)            --       (34,406)           --             --          (6,587)

Net realized gain from
investment transactions                   --             --            --            --         (4,106)             --

Paid in capital                           --             --           (10)      (14,726)            --              --
                               ---------------------------------------------------------------------------------------

Decrease in net assets from
distributions to shareholders    (13,133,810)   (13,407,484)   (2,335,951)   (2,281,275)   (32,363,313)    (29,245,851)

CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares  20,245,316     18,662,663     4,773,320     3,165,132    746,407,569     626,666,560

Net asset value of shares
issued to shareholders from
reinvestment of dividends          9,330,442     10,382,144     1,753,068     1,830,091     30,963,908      29,971,841

Cost of shares redeemed          (27,983,697)   (28,340,872)   (6,529,084)   (6,528,260)  (652,583,762)
                               ---------------------------------------------------------------------------------------

Increase (decrease) in net
assets  derived from capital
share transactions                 1,592,061        703,935        (2,696)   (1,533,037)   124,787,715     112,976,889
                               ---------------------------------------------------------------------------------------

NET INCREASE (DECREASE)
IN NET ASSETS                      2,158,157     21,386,950      (279,765)    2,028,312    124,788,874     112,973,983

NET ASSETS-BEGINNING OF PERIOD   262,483,603    241,096,653    39,776,970    37,748,658    604,710,888     491,736,905
                               ---------------------------------------------------------------------------------------

NET ASSETS-END OF PERIOD       $ 264,641,760  $ 262,483,603  $ 39,497,205  $ 39,776,970  $ 729,499,762   $ 604,710,888
                               =======================================================================================

Undistributed net realized
gain (loss) on investments
included in net assets
at end of period               $  (3,251,345) $  (5,307,081) $   (401,674) $   (436,080) $          --   $       4,106
                               =======================================================================================

Undistributed (distributions
in excess of) net investment
income included in net assets
at end of period               $     (11,029) $       5,235  $    (34,406) $         --  $      (1,322)  $      (6,587)
                               =======================================================================================

SHARE ACTIVITY:

Shares sold                        1,986,252      1,898,854       482,073       326,609    746,407,569     626,666,560

Reinvestment of dividends            914,259      1,056,582       175,851       189,664     30,963,908      29,971,841

Shares redeemed                   (2,748,350)    (2,901,957)     (655,486)     (681,184)  (652,583,762)   (543,661,512)
                               ---------------------------------------------------------------------------------------

Net increase (decrease) in
number of shares                     152,161         53,479         2,438      (164,911)   124,787,715     112,976,889
                               =======================================================================================



See accompanying notes to financial statements.

NATIONWIDE(R) FAMILY OF FUNDS
                              FINANCIAL HIGHLIGHTS
           SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING


                                                                                 NATIONWIDE(R) GROWTH FUND
                                                                                   Years ended October 31,

                                                             1996          1995            1994            1993           1992
NET ASSET VALUE-BEGINNING OF PERIOD                   $      13.22   $      11.35    $     11.14    $       9.94    $     9.57

Net investment income                                         0.16           0.21           0.09            0.17          0.20

Net realized gain (loss) and unrealized
appreciation (depreciation)                                   1.36           2.10           0.53            1.41          0.46
                                                      ------------------------------------------------------------------------------

Total from investment operations                              1.52           2.31           0.62            1.58          0.66

Dividends from net investment income                         (0.16)         (0.20)         (0.19)          (0.17)        (0.20)

Distributions from net realized gain from
investment transactions                                      (1.24)         (0.24)         (0.22)          (0.21)        (0.09)
                                                      ------------------------------------------------------------------------------

Total distributions                                          (1.40)         (0.44)         (0.41)          (0.38)        (0.29)
                                                      ------------------------------------------------------------------------------

Net increase (decrease) in net asset value                    0.12           1.87           0.21            1.20          0.37

NET ASSET VALUE-END OF PERIOD                         $      13.34   $      13.22    $     11.35     $     11.14    $     9.94
                                                      ==============================================================================

Total Return (excludes sales charges)                        12.36%         21.01%          5.73%          16.16%         6.94%

Net Assets, End of Period (000)                       $    655,616    $   582,927    $   464,715     $    411,853   $  330,950

Ratio of expenses to average net assets                       0.64%          0.66%          0.68%           0.68%         0.65%

Ratio of net investment income to average net assets          1.20%          1.66%          1.71%           1.63%         1.97%

Portfolio turnover                                           25.61%         27.10%         14.50%          10.20%        13.10%

Average commission rate paid *                              5.3923(cent)        -              -               -


                                                                                      NATIONWIDE(R) FUND
                                                                                   Years ended October 31,

                                                             1996          1995            1994            1993           1992
NET ASSET VALUE-BEGINNING OF PERIOD                   $      17.35   $      16.12    $     16.55     $     16.31     $   15.77

Net investment income                                         0.36           0.31           0.37            0.31          0.37

Net realized gain (loss) and unrealized
appreciation (depreciation)                                   3.98           2.49           0.41            0.67          0.98
                                                      ------------------------------------------------------------------------------

Total from investment operations                              4.34           2.80           0.78            0.98          1.35

Dividends from net investment income                         (0.35)         (0.31)         (0.36)          (0.33)        (0.36)

Distributions from net realized gain from
investment transactions                                      (0.93)         (1.26)         (0.85)          (0.41)        (0.45)
                                                      ------------------------------------------------------------------------------

Total distributions                                          (1.28)         (1.57)         (1.21)          (0.74)        (0.81)
                                                      ------------------------------------------------------------------------------

Net increase (decrease) in net asset value                    3.06           1.23          (0.43)           0.24          0.54
                                                      ------------------------------------------------------------------------------

NET ASSET VALUE-END OF PERIOD                         $      20.41   $      17.35    $     16.12     $     16.55     $   16.31
                                                      ==============================================================================

Total Return (excludes sales charges)                        26.11%         19.24%          4.88%           6.16%         8.68%

Net Assets, End of Period (000)                       $    958,590   $    795,666    $   706,674     $   753,239     $ 726,012

Ratio of expenses to average net assets                       0.61%          0.63%          0.63%           0.62%         0.61%

Ratio of net investment income to average net assets          1.89%          1.95%          2.26%           1.96%         2.32%

Portfolio turnover                                           16.71%         16.50%         15.40%          25.80%        12.80%

Average commission rate paid *                              5.9393(cent)        -              -               -             -


* Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

See accompanying notes to financial statements.

NATIONWIDE(R) FAMILY OF FUNDS
                              FINANCIAL HIGHLIGHTS
           SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING


                                                                                   NATIONWIDE(R)  BOND FUND
                                                                                   Years ended October 31,

                                                             1996          1995            1994            1993           1992
NET ASSET VALUE-BEGINNING OF PERIOD                      $    9.50      $    8.46      $   10.07        $   9.58      $   9.46

Net investment income                                         0.61           0.63           0.60            0.74          0.76

Net realized gain (loss) and unrealized
appreciation (depreciation)                                  (0.15)          1.04          (1.56)           0.52          0.23
                                                         ---------------------------------------------------------------------------

Total from investment operations                              0.46           1.67           (.96)           1.26          0.99

Dividends from net investment income                         (0.62)         (0.63)         (0.65)          (0.77)        (0.85)

Distribution from paid in capital                                -              -              -               -         (0.02)
                                                         ---------------------------------------------------------------------------

Total distributions                                          (0.62)         (0.63)         (0.65)          (0.77)        (0.87)
                                                         ---------------------------------------------------------------------------

Net increase (decrease) in net asset value                   (0.16)          1.04          (1.61)           0.49          0.12

NET ASSET VALUE-END OF PERIOD                            $    9.34      $    9.50      $    8.46       $   10.07      $   9.58
                                                         ===========================================================================

Total Return (excludes sales charges)                         5.05%         20.41%         (9.81%)         13.61%        10.85%

Net Assets, End of Period (000)                          $ 133,253      $ 133,633      $ 124,455       $ 151,090      $  90,187

Ratio of expenses to average net assets                       0.70%          0.71%          0.71%           0.68%         0.65%

Ratio of net investment income to average net assets          6.60%          7.04%          7.11%           7.63%         8.63%

Portfolio turnover                                           38.95%         70.40%         58.00%          68.50%       100.80%



                                                                              NATIONWIDE(R) TAX-FREE INCOME  FUND
                                                                                   Years ended October 31,

                                                             1996          1995            1994            1993           1992
NET ASSET VALUE-BEGINNING OF PERIOD                      $   10.22      $       9.40   $   10.95       $    9.94      $   9.81

Net investment income                                         0.51              0.51        0.53            0.54          0.56

Net realized gain (loss) and unrealized
appreciation (depreciation)                                   0.02              0.84       (1.45)           1.10          0.13
                                                         ---------------------------------------------------------------------------

Total from investment operations                              0.53              1.35       (0.92)           1.64          0.69

Dividends from net investment income                         (0.51)            (0.53)      (0.51)          (0.54)        (0.56)

Distributions from net realized gain from
investment transactions                                          -                 -       (0.12)          (0.09)            -
                      -
                                                         ---------------------------------------------------------------------------

Total distributions                                          (0.51)            (0.53)      (0.63)          (0.63)        (0.56)
                                                         ---------------------------------------------------------------------------

Net increase (decrease) in net asset value                    0.02              0.82       (1.55)           1.01          0.13
                                                         ---------------------------------------------------------------------------

NET ASSET VALUE-END OF PERIOD                            $   10.24      $      10.22   $    9.40       $   10.95      $   9.94
                                                         ===========================================================================

Total Return                                                  5.31%            14.66%      (8.74%)         16.97%         7.18%

Net Assets, End of Period (000)                          $ 264,642      $    262,484   $ 241,097       $ 253,042      $170,650

Ratio of expenses to average net assets                       0.96%             0.98%       0.99%           0.98%         0.98%

Ratio of expenses to average net assets *                     1.11%             1.13%       1.14%           1.13%         1.13%

Ratio of net investment income to average net assets          4.98%             5.20%       5.02%           5.07%         5.62%

Ratio of net investment income to average net assets *        4.83%             5.05%       4.87%           4.92%         5.47%

Portfolio turnover                                           24.15%            31.70%      59.20%          28.40%        69.80%


* Ratio calculated as if no expenses were waived.

See accompanying notes to financial statements.

NATIONWIDE(R) FAMILY OF FUNDS
                              FINANCIAL HIGHLIGHTS
           SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING


                                                                             NATIONWIDE(R) U.S. GOV'T INCOME FUND
                                                                                    Years ended October 31,
                                                                                                                 Period from 2/10/92
                                                                                                                    (commencement
                                                                                                                    of operations)
                                                              1996           1995           1994           1993      to 10/31/92

NET ASSET VALUE-BEGINNING OF PERIOD                      $   10.12      $    9.22      $   10.26       $   9.97       $  10.00

Net investment income                                         0.59           0.59           0.54           0.53           0.46

Net realized gain (loss) and unrealized
appreciation (depreciation)                                  (0.08)          0.89          (0.96)          0.45          (0.03)
                                                      ------------------------------------------------------------------------------

Total from investment operations                              0.51           1.48          (0.42)          0.98           0.43

Dividends from net investment income                         (0.58)         (0.58)         (0.55)         (0.53)         (0.46)

In excess of net investment income                           (0.01)            --             --             --             --

Distributions from net realized gain from
investment transactions                                         --             --          (0.07)         (0.16)            --
                                                      ------------------------------------------------------------------------------

Total distributions                                          (0.59)         (0.58)         (0.62)         (0.69)         (0.46)
                                                      ------------------------------------------------------------------------------

Net increase (decrease) in net asset value                   (0.08)          0.90          (1.04)          0.29          (0.03)
                                                      ------------------------------------------------------------------------------

NET ASSET VALUE-END OF PERIOD                            $   10.04      $   10.12      $    9.22       $  10.26       $   9.97
                                                      ==============================================================================

Total Return                                                  5.28%         16.47%         (4.20%)        10.15%          7.26%*

Net Assets, End of Period (000)                          $  39,497      $  39,777      $  37,749       $ 38,452       $ 18,211

Ratio of expenses to average net assets                       1.06%          1.08%          1.09%          1.10%          1.00%*

Ratio of expenses to average net assets **                    1.21%          1.23%          1.24%          1.25%          1.17%*

Ratio of net investment income to average net assets          5.86%          5.92%          5.62%          5.12%          6.38%*

Ratio of net investment income to average net assets **       5.71%          5.77%          5.47%          4.97%          6.21%*

Portfolio turnover                                            9.30%         25.40%         67.50%         99.00%        157.40%



                                                                                NATIONWIDE(R) MONEY MARKET FUND
                                                                                   Years ended October 31,

                                                             1996          1995            1994            1993           1992

NET ASSET VALUE-BEGINNING OF PERIOD                      $    1.00      $    1.00      $    1.00       $    1.00      $   1.00

Net investment income                                         0.05           0.05           0.03            0.03          0.03

Dividends from net investment income                         (0.05)         (0.05)         (0.03)          (0.03)        (0.03)
                                                      ------------------------------------------------------------------------------

Net increase (decrease) in net asset value                    -              -              -               -             -
                                                      ------------------------------------------------------------------------------

NET ASSET VALUE-END OF PERIOD                            $    1.00      $    1.00      $    1.00       $    1.00 $        1.00
                                                      ==============================================================================

Total Return                                                  5.05%          5.46%          3.34%           2.60%         3.53%

Net Assets, End of Period (000)                          $ 729,500      $ 604,711      $ 491,737       $ 418,615      $488,998

Ratio of expenses to average net assets                       0.60%          0.62%          0.65%           0.70%         0.71%

Ratio of expenses to average net assets **                    0.65%          0.67%          0.70%           0.73%         0.71%

Ratio of net investment income to average net assets          4.93%          5.34%          3.33%           2.57%         3.50%

Ratio of net investment income to average net assets **       4.88%          5.29%          3.28%           2.54%         3.50%


*  Total Return and ratios are annualized for periods of less than one year.

** Ratios calculated as if no expenses were waived.

See accompanying notes to financial statements.

NATIONWIDE(R) FAMILY OF FUNDS
                         NOTES TO FINANICAL STATEMENTS
                                                                OCTOBER 31, 1996



1.  Summary of Significant Accounting Policies

Nationwide Investing Foundation (NIF) and Nationwide Investing Foundation II (NIF-II) are diversified, open-end investment companies. NIF was created under the laws of Michigan by an Indenture of Trust, dated May 5, 1933. NIF-II was created under the laws of Massachusetts as a Massachusetts Business Trust on October 5, 1985. The Trusts, which are registered under the Investment Company Act of 1940, as amended, offer shares in six separate mutual funds.

     (a) Security Valuation
     ----------------------

     (1)  Growth, Fund, Bond, Tax-Free Income, and U.S. Government Income
          Funds:
          Securities traded on a national securities exchange are valued at closing prices. Listed securities for which no sale was reported on the valuation date are valued at quoted bid prices or fair market procedures authorized by the Boards of Trustees.

     (2)  Money Market Fund:
          Securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940 as amended.

          The value of a repurchase agreement generally equals the purchase price paid by the Fund (cost) plus the interest accrued to date. The seller, under the repurchase agreement, is required to maintain the market value of the underlying collateral at not less than the value of the repurchase agreement. Securities subject to repurchase agreements are held by the Federal Reserve/Treasury book-entry system or by the Fund's custodian or an approved sub-custodian.

   (b) Security Transactions and Investment Income
   -----------------------------------------------

      Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date; interest income is recorded on an accrual basis and includes, where applicable, the pro rata amortization of premium or discount.

   (c) Federal Income Taxes
   ------------------------

      NIF and NIF-II qualify as regulated investment companies under the Internal Revenue Code during the periods covered by the accompanying statements. No provision has been made for federal income taxes as it is the intention to continue such qualification and to distribute all taxable income to shareholders. To the extent net realized gains are offset through the application of a capital loss carryover, they will not be distributed to shareholders but will be retained by the Trusts.

      As of October 31, 1996, the Nationwide Bond, Tax-Free Income, and U.S. Government Income Funds had net capital loss carry forwards in the amounts of $9,525,283, $3,251,345, and $401,674, respectively. The Bond
      Fund carry forwards will expire within 5 to 8 years, the Tax-Free Income Fund carry forwards will expire within 7 years, and the U.S. Government Income Fund carry forwards will expire within 6 years.

   (d) Dividends to Shareholders
   -----------------------------

     (1)  Growth and Nationwide Funds:
          Dividends are paid quarterly and are recorded on the ex-dividend date.

     (2)  Bond, Tax-Free Income, U.S. Government Income, and Money Market Funds:
          Dividends are declared daily and paid monthly from the sum of the net investment income

     Distributable net realized capital gains are declared and distributed at least annually for all funds.

     Dividends and distributions to shareholders are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are considered either permanent or temporary in nature. In accordance with AICPA Statement of Position 93-2, permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-capital. These reclassifications have no effect upon the net asset value of the respective funds.

   (e) Expenses
   ------------

      Direct expenses of a fund are allocated to that fund. General expenses of the Trusts are allocated to the funds based upon each fund's relative average net assets.

   (f) Use of Estimates
   --------------------

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

2.  TRANSACTIONS WITH AFFILIATES

   (a) Growth, Fund, Bond, and Money Market Funds
   ----------------------------------------------

      As investment manager for the NIF Funds, Nationwide Advisory Services, Inc. (NAS), (formerly Nationwide Financial Services, Inc.), an affiliated company, earns an annual fee of

NATIONWIDE(R) FAMILY OF FUNDS
                         NOTES TO FINANICAL STATEMENTS
                                                                OCTOBER 31, 1996


     .5% based on the average daily net assets; this fee would not be payable in full if the effect of such payment would increase total expense (excluding taxes other than payroll taxes and brokerage commissions on portfolio transactions) to an amount exceeding 1% of average daily net assets for any fiscal year. Such limitations on total expenses did not affect management fees during the periods covered by the financial statements.

     The investment manager voluntarily waived annual fees totaling .05% of average daily net assets in the Money Market Fund for the year ended October 31, 1996, or $328,076 representing $.0005 per average share outstanding.

     NAS also receives fees for services as principal underwriter. Such fees are deducted from and are not included in proceeds from sales of capital shares. From such fees, NAS pays sales commissions, salaries, and other expenses. Such fees aggregated $1,029,727 on Growth Fund shares, $1,089,371 on Fund Shares, and $202,206 on Bond Fund shares for the year ended October 31, 1996.

     (b) Tax-Free Income, and U.S. Government Income Funds
     -----------------------------------------------------

     As investment manager for each NIF-II Fund, NAS earns an annual fee based on average daily net assets of each Fund at the rate of .65% on the first $250 million, .60% on the next $250 million, .55% on the next $250 million, and .50% on the average daily net assets in excess of $750 million. Total annual expenses will not exceed the limits prescribed by any state in which the Fund shares are offered for sale. Such limitation did not affect the management fees for the year ended October 31, 1996.

     NAS may also receive fees on the NIF-II Funds for distribution pursuant to a Rule 12b-1 Distribution Plan approved by the Board of Trustees. These fees are based on average daily net assets of each Fund at an annual rate of .35%. During the year ended October 31, 1996, each Fund paid distribution fees at the annual rate of .20% of average daily net assets, with the distributor voluntarily waiving the remaining .15%. During the year ended October 31, 1996, NAS waived $394,860 and $58,881 for both the Tax-Free Income and U.S. Government Income Funds, representing $.015 per average share outstanding for each fund.

     NAS also receives fees for services as principal underwriter. Such fees are contingent deferred sales charges for the NIF-II Funds ranging from 5% to 1% imposed on redemptions which cause the current value of an account to fall below the total purchase payments made during the past five years. Contingent deferred sales charges aggregated $169,310 on the Tax-Free Income Fund shares and $58,918 on the U.S. Government Income Fund shares for the year ended October 31, 1996.

A subsidiary of NAS (Nationwide Investors Services, Inc.) acts as Transfer and Dividend Disbursing Agent for the Funds.

3. BANK LOANS

Both NIF and NIF II Trusts have unsecured bank lines of credit of $25,000,000 each. Borrowings under these arrangements bear interest at the Federal Funds rate plus .50%. These interest costs are included in custodian fees in the Statements of Operations. No compensating balances are required. The Tax-Free Income Fund had an outstanding balance on these lines at October 31, 1996, of $502,400.

4.  INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding U.S. Government and short-term securities), and purchases and sales of U.S. Government Obligations for the year ended October 31, 1996, are summarized as follows:

                                                            U.S. GOVERNMENT
                                  SECURITIES                  OBLIGATIONS
                          PURCHASES        SALES        PURCHASES       SALES

  Growth............    $189,946,018   $149,806,703   $140,798,139  $177,258,794
  Fund..............     152,063,007    162,300,308             --            --
  Bond..............      45,363,936     44,199,913      5,484,075     5,655,312
  Tax-Free Income...      64,427,275     63,072,201             --            --
  U.S. Gov't Income        2,349,359        549,166      2,548,984     2,993,516
  Money Market......              --             --     31,107,476    42,347,000

Realized gains and losses have been computed on the first-in, first-out basis. Included in net unrealized appreciation (depreciation) at October 31, 1996, are the following components:

                             GROSS          GROSS
                           UNREALIZED     UNREALIZED   NET UNREALIZED
                             GAINS          LOSSES      APPRECIATION
  Growth................ $174,291,915   $(15,602,630)   $158,689,285
  Fund  ................  387,579,796    (13,951,690)    373,628,106
  Bond..................    3,405,725       (733,895)      2,671,830
  Tax-Free Income.......   11,242,731       (557,999)     10,684,732
  U.S. Gov't Income.....      773,537       (253,067)        520,470

5. FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For corporate shareholders, 89.3% of the Growth Fund and 97.5% of the Fund income dividends and short-term capital gain distributions in the fiscal year ended October 31, 1996, qualify for the corporate dividend received deduction.

All of the distributions paid by the Tax-Free Income Fund during the fiscal year are exempt from federal income tax.

                          INDEPENDENT AUDITORS' REPORT




The Shareholders and Board of Trustees
         The Nationwide Investing Foundation
         The Nationwide Investing Foundation II:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of The Nationwide Investing Foundation--Nationwide Growth Fund, Nationwide Fund, Nationwide Bond Fund, Nationwide Money Market Fund, and of The Nationwide Investing Foundation II--Nationwide Tax-Free Income Fund and Nationwide U.S. Government Income Fund, as of October 31, 1996, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of October 31, 1996, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Nationwide Investing Foundation and The Nationwide Investing Foundation II as of October 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.



                                                           KPMG Peat Marwick LLP


Columbus, Ohio
December 13, 1996

                                    APPENDIX

DESCRIPTION OF NSRO RATINGS

SHORT-TERM RATINGS (including commercial paper, senior short-term obligations and deposit obligations). Issues rated Duff 2 by Duff & Phelps, Inc. (D&P) have good certainty of timely payment; liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are very small. Relative strengths or weaknesses of the above factors determines whether the issuer's commercial paper is rated Duff 1+, Duff 1, or Duff 1-.

Issues assigned F-2 by Fitch Investors Services, Inc. (Fitch) have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings. Issues assigned the rating of F-1+ are regarded as having the strongest degree of assurance for timely payment, and issues assigned F-1 reflect an assurance of timely payments only slightly less in degree than issues rated F-1+.

Among the factors considered by Moody's Investors Service, Inc. (Moody's) in assigning ratings re the following: (1) quality of management; (2) industry strengths and risks; (3) vulnerability to business cycles; (4) competitive position; (5) liquidity measurements; (6) debt structure; (7) operating trends; and (B) access to capital markets. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated P-1 or P-2.

Issues rated by Standard & Poor's (S&P) as A-1, the highest category, indicates that the degree of safety regarding timely payment is strong. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated AA or better. The issuer has access to at least two additional channels of borrowing. Basic earning and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established, and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1+, A-1 or A-2.

Issues rated TBW-2 by Thomson Bank Watch (Thomson) have a strong degree of safety regarding timely repayment of principal and interest. The relative degree of safety is not quite as high as an issue with a TBW-1 rating.

IBCA Limited and its affiliate, IBCA, Inc. (IBCA) issue ratings and reports on the largest U.S. and international bank holding companies, as well as major investment banks. IBCA's short-term rating system utilizes a dual system--Individual Ratings and Legal Ratings. The Individual Rating addresses 1) the current strength of consolidated banking companies and their principal bank subsidiaries. A consolidated bank holding company/bank with an "A" rating has a strong balanced sheet, a favorable credit profile and a consistent record of well above average performance. A "B" rating indicates a sound credit profile without significant problems. Performance is generally in line with or better than that of its peers. The Legal Rating addresses the question of whether an institution would receive support if it ran into difficulties. Issues rated A-1 are obligations supported by a very strong capacity for timely repayment. Issues rated A-2 have a very strong capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thomson issues ratings on bank holding companies, U.S. banks, international banks, investment banks and savings and loan associations. Issues rated TBW1 are obligations that indicate a very high degree of likelihood that principal and interest will be paid on a timely basis. A TBW2 rating indicates that the relative degree of safety is not quite as high as an issue with a TBW1 rating.

BOND RATINGS

Bonds rated AA or AAA by D&P are deemed to be high quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

Bonds rated AA or AAA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong.

Moody's three highest bond ratings are: Aaa - judged to be the best quality - carry the smallest degree of investment risk; Aa - judged to be high quality by all standards; A possess favorable attributes and are considered "upper medium" grade obligations.

S&P's three highest bond ratings are: AAA - highest grade obligations - possess the ultimate degree of protection and indicates an extremely strong capacity to pay principal and interest; AA - also qualify as high grade obligations, and in the majority of instances differ only in small degrees from issues rated AAA; A
- strong ability to pay interest and repay principal although more susceptible to change in circumstances.

Bonds rated AA or AAA by IBCA indicates a very strong capacity for timely repayment of debt. Margins of protection may not be as large as for AAA issues.

Bonds rated AA or AAA by Thomson indicates ability to repay principal and interest on a timely basis. Bonds rated AA may have limited incremental risk versus AAA issues.

PART B:


              STATEMENT OF ADDITIONAL INFORMATION FEBRUARY 28, 1997


NATIONWIDE INVESTING FOUNDATION II:
NATIONWIDE TAX-FREE INCOME FUND
NATIONWIDE U.S. GOVERNMENT INCOME FUND


This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than that set forth in the prospectus and should be read in conjunction with the Funds' prospectus dated February 28, 1997. The prospectus may be obtained from Nationwide Advisory Services, Inc. (NAS), P.O. Box 1492, Three Nationwide Plaza, Columbus, Ohio 43216.

                                TABLE OF CONTENTS


General Information and History                                  1
Investment Objectives and Policies                               1
Descriptions of Securities                                       3
Investment Restrictions                                          6
Trustees and Officers of the Trust                               8
Investment Management Agreement                                  9
Distribution Agreement                                          10
Pricing of Shares                                               11
Redemption of Shares                                            12
Contingent Deferred Sales Charge                                12
Fund Performance Advertising                                    13
Shareholders' Rights                                            15
Custodian                                                       16
Brokerage Allocation                                            16
Tax Status                                                      17
Financial Statements                                            18
Independent Auditors' Report                                    30
Appendix                                                        31

GENERAL INFORMATION AND HISTORY

Nationwide Investing Foundation II is a diversified, open-end management investment company, created under the laws of Massachusetts by a Declaration of Trust dated October 8, 1985.

         The trust contains two Funds, the Nationwide U.S. Government Income Fund and the Nationwide Tax-Free Income Fund.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Funds' investment objectives and policies discussed on pages 12 and 13 of the prospectus. The investment policy and types of permitted investments may be changed without approval or notice to shareholders.

NATIONWIDE TAX-FREE INCOME FUND

The Nationwide Tax-Free Income Fund is designed to provide as high a level of current income exempt from federal tax as is consistent with the preservation of capital through investing in a diversified portfolio of high quality municipal obligations.

         As stated in the prospectus, the Fund may purchase securities on a "when-issued" basis and "forward delivery" basis, for payment and delivery at a later date, generally within one month for when-issued and longer periods for forward commitments. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is reflected in the Fund's net asset value. Failure of an issuer to deliver the security may result in the Fund incurring a loss or missing an opportunity to make an alternative investment. At the time of settlement, the market value of the security may be more or less than the purchase price, resulting in an unrealized appreciation or depreciation to the Fund. The Fund maintains in a segregated account cash, U.S. government securities, or other high-grade liquid securities in an amount equal to the purchase price as long as the obligation to purchase continues.

         The Fund may purchase municipal bonds on a "forward delivery" basis at fixed purchase terms. The purchase will be recorded on the date the Fund enters into the commitment and the value of the security will thereafter be reflected in the calculation of the portfolio's net asset value. The value of the security on the delivery date may be more or less than its purchase price resulting in unrealized appreciation or depreciation to the Fund. A separate account of the portfolio will be established with its Custodian consisting of cash or liquid municipal bonds having a market value at all times at least equal to the amount of the forward commitment.

         The types of instruments in which the Fund may invest are described in the prospectus. For more information on ratings of municipal obligations from Standard & Poor's Corporation (Standard & Poor's) and Moody's Investors Service, Inc. (Moody's), see the Appendix. For purposes of the restrictions set forth below, the Fund will regard the entity which has the ultimate responsibility for the payment of interest and principal as the issuer.

         From time to time the Fund may invest less than the 25% of its total assets in the securities of issuers in the same industry, state or similar type project where such securities are related in such a way that economic, business and political developments or changes that affect one such security could affect the other securities.

NATIONWIDE U.S. GOVERNMENT INCOME FUND

The Nationwide U.S. Government Income Fund is designed to provide as high a level of income as is consistent with the preservation of capital through a portfolio consisting of securities from the U.S. government, and its agencies and instrumentalities. The intermediate average dollar-weighted maturity of the portfolio (between 3 and 10 years) should generally provide higher yields than a money market fund while producing greater price stability than other bond portfolios with longer maturities.

         As stated in the prospectus, the U.S. Government Income Fund will normally invest all of its net assets in securities issued by the U.S. government, its agencies and instrumentalities (see U.S. Government Securities), and in repurchase agreements in these securities (see Repurchase Agreements, p.
6).

         The Fund may invest up to 80% of its net assets in mortgage-related securities (see Mortgage-Related Securities, p. 4) which represent part ownership of a pool of mortgage loans. This would include investments in collateralized mortgage obligations

(CMOs). The Fund may also invest up to 20% in zero-coupon securities (see Zero-Coupon Securities p. 4).

         There is minimal default risk involved in the purchase of U.S. government or U.S. government guaranteed securities. Securities issued by U.S. government agencies or instrumentalities, while perhaps having the implicit backing of the U.S. government, may not have an explicit guarantee of the payment of principal and interest (see U.S. Government Securities, below).

         The value of shares of the U.S. Government Income Fund will vary inversely with changes in interest rates. As with any fixed income investment, interest rate risk (when interest rates decline, the market value of a portfolio invested at higher yields can be expected to rise; conversely, when interest rates rise, the market value of a portfolio invested at lower yields can be expected to fall) does exist. While the U.S. Government Income Fund will engage in portfolio trading (shortening the average maturity of the portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal or lengthening the portfolio in anticipation of a decline in interest rates so as to maximize appreciation of capital) to manage this risk, there is no assurance that capital will be preserved.

         Generally, debt securities with shorter maturities are less subject to market fluctuation as a result of a change in interest rates. Thus, though there will be share price fluctuation of the U.S. Government Income Fund, the average maturity of the portfolio will be between 3 and 10 years (intermediate-term), which should result in less fluctuation than longer-term maturities.

DESCRIPTION OF SECURITIES

U.S. GOVERNMENT SECURITIES

U.S. government securities include obligations issued (1) by the U.S. Treasury and (2) by agencies and instrumentalities of the United States government. U.S. government agencies are government-sponsored organizations acting under authority of Congress, such as Federal Land Banks, Central Banks for Cooperatives, Federal Home Loan Banks, the Farmers Home Administration, and the Federal Farm Credit System. U.S. government instrumentalities are organized by Congress under a federal charter and supervised and regulated by the U.S. government, such as the Federal National Mortgage Association and the Student Loan Marketing Association. A distinction must be made between these obligations since some are supported by the full faith and credit of the U.S. Treasury, others by the discretionary authority of the U.S. government, and still others only by the credit of the issuer.

         Securities guaranteed by the U.S. government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and
(2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as securities issued by the Farmers Home Association, the Federal Financing Bank, the Government National Mortgage Association, the Maritime Administration Guaranteed Ship Financing Bonds issued after 1972 and the Small Business Administration). In these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government; thus, they are of the highest possible credit quality.

         Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they involve federal sponsorship in one way or another: some are backed by the issuer's right to borrow from the U.S. Treasury (such as securities issued by the Farm Credit System and the Tennessee Valley Authority); some are supported by the authority of the U.S. Treasury to purchase obligations issued by agencies or instrumentalities (such as the Federal National Mortgage Association, Student Loan Marketing Association, and the Tennessee Valley Authority). Some are supported only by the credit of the issuing government agency or instrumentality (such as securities issued by the Financing Corporation, FICO).

ZERO-COUPON SECURITIES

Zero-coupon securities are securities that make no periodic interest payments but instead are sold at a deep discount from their face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. For tax purposes, the Internal Revenue Service maintains that the holder of a zero-coupon bond owes income tax on the interest that has accrued each year, even though the bondholder does not actually receive the cash until maturity.

The U.S. Government Income Fund will only invest in zero-coupon securities which are direct obligations of the U.S. Treasury or agencies of the U.S. government. No zero-coupon securities issued by brokerage firms will be purchased by the U.S. Government Income Fund.

To the extent that the U.S. Government Income Fund utilizes portfolio cash to distribute zero coupon income to shareholders, it will forego the purchase of additional income-producing assets with these funds.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities include GNMA certificates, FNMA and FHLMC mortgage-based obligations.

         GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

         Although the mortgage loans in a GNMA pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

Because prepayments are made at par value, losses could be sustained on prepayments of GNMA certificates which had been purchased at prices above their par values.

         The Federal National Mortgage Association ("FNMA"), a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government.

         The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized return on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

         FNMA and FHLMC also issue collateralized mortgage obligations ("CMO's"). CMO's are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMO's. Payments are passed through to the holders although not necessarily on a pro rata basis on the same schedule as they are received. Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO.

WHEN-ISSUED SECURITIES

In order to help ensure the availability of suitable securities for its portfolio, the U.S. Government Income Fund and the Tax-Free Income Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the obligations will be delivered to the Fund making the purchase at a future date beyond customary settlement time. It is expected that, under normal circumstances, a Fund purchasing securities on a "when-issued" or "forward delivery" basis will take delivery of such securities. In general, a Fund does not pay for the securities or start earning interest on them until the obligations are scheduled to be settled. While awaiting delivery of the obligations purchased on such basis, a Fund will establish a segregated account consisting of cash or high quality debt securities equal to the amount of the commitments to purchase "when-issued" securities.

         To the extent a Fund engages in "when-issued" or "forward delivery" transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage or to speculate in interest rate changes. The U.S. Government Income Fund and the Tax-Free Income Fund will make commitments to purchase securities on a "when-issued" or "forward delivery" basis only with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if deemed advisable.

         Because a Fund must set aside cash or liquid high grade securities to satisfy its commitments to purchase "when-issued" or "forward delivery" securities, management of a Fund's investments may be limited by commitments to purchase "when-issued" or "forward delivery" securities.

         When a Fund commits to purchase a security on a "when-issued" or on a "forward-delivery" basis, it follows procedures consistent with Securities and Exchange Commission policies. Since those policies currently recommend that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a Fund will always have cash or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although neither of the Funds intends to make such purchases for speculative purposes and each Fund intends to adhere to the provisions of Securities and Exchange Commission policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities before delivery, that Fund may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made and any gain or loss would not be tax-exempt. When the time comes to pay for "when-issued" or "forward delivery" securities, a Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than a Fund's payment obligation).

REPURCHASE AGREEMENTS

         The U.S. Government Income Fund may enter into Repurchase Agreements (Repos) with banks and securities dealers. Under Repurchase Agreements, the U.S. Government Income Fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repos, also called RPs or buybacks, are widely used both as a money market investment vehicle and as an instrument of Federal Reserve Monetary Policy. Where a repurchase agreement is used as a short-term investment, a government securities dealer borrows from an investor (for instance, a mutual fund) with excess cash, to finance its inventory, using the securities as collateral. Such RPs may have a fixed maturity date or be Open Repos, callable at any time. Rates are negotiated directly by the parties involved, but are generally lower than rates on collateralized loans made by New York banks. The attraction of repos is the flexibility of maturities that makes them an ideal place to invest excess funds on a temporary basis. The Trust will only invest in repurchase agreements which are fully collateralized and monitored on a continuous basis by the Investment Adviser and have been affirmed by the Board of Trustees. Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the Fund's Custodian securities equal to at least 102% of the acquired security's market value as monitored daily by the Investment Adviser (see "Management" below). The U.S. Government Income Fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser, subject to review by the Board of Trustees. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Fund may be delayed or limited.

INVESTMENT RESTRICTIONS

The Funds have adopted the following restrictions which are fundamental policies. These fundamental policies, as well as the investment objective of the Funds, cannot be changed without approval of the holders of a majority of the outstanding shares of the Fund. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

RESTRICTIONS FOR BOTH FUNDS

The Funds may not:

1 Enter into any repurchase agreement if, as a result, more than 10% of the Fund's total assets would be subject to repurchase agreements maturing in more than seven days;

2 Make loans to others except for the purchase of the debt securities listed above or entering into repurchase agreement listed above;

3 Borrow money, except under the following circumstances: (a) A Fund may borrow an amount not in excess of 33 1/3% of the value of the Fund's total assets (calculated when the loan is made) from banks for temporary purposes to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur. This borrowing provision is not intended for investment purposes, nor will the Funds purchase portfolio securities during periods of borrowings outstanding;

     (b) A Fund may borrow an amount equal to no more than 5% of the value of each of the Funds' total assets (calculated when the loan is made) for temporary, emergency purposes, or for the clearance of transactions, to provide the Investment Manager additional flexibility in the execution of routine daily transactions, and allow for more efficient cash management. This borrowing provision will not be used to leverage the funds or to borrow for extended periods of time.

     4 Act as underwriter except to the extent that in conjunction with the disposition of portfolio securities, the Fund may be deemed an underwriter under certain federal securities laws;

     5 Pledge more than 10% of its assets and then only to secure temporary borrowings from banks;

     6 Sell securities short or purchase securities restricted under federal securities laws;

     7 Write, purchase, or sell puts, calls, straddles, spreads or any combination thereof;

     8 Purchase or sell securities of other investment companies (except in connection with a merger, consolidation, acquisition or reorganization), real estate, real estate mortgage loans, commodities or futures contracts;

     9 Issue any senior securities;


     10 Purchase securities on margin, but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities;

     11 Purchase any illiquid or unmarketable securities;

     12 Invest for the purpose of making short-term trading profits or for the purpose of exercising control of management or deal with the Trustees in the purchase and sale of securities.

RESTRICTIONS FOR TAX-FREE INCOME FUND ONLY

The Fund may not:

     1 Invest more than 20% of its assets in securities whose interest is subject to federal income taxes;

     2 Invest more than 5% of its total assets (excluding cash and cash items) in the securities of any one issuer, except the U. S. government, its agencies and instrumentalities;

     3 Invest 25% or more of the Fund's total assets in the securities of issuers in the same industry, except that the Fund may invest more than 25% of the value of its total assets in municipal bonds and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

     4 Invest more than 5% of its total assets taken at cost in securities whose issuer or guarantor of principal and interest, including any predecessors, has been in operation for less than three years.

TRUSTEES AND OFFICERS
OF THE TRUST

TRUSTEES AND OFFICERS

The principal occupation of the Trustees and Officers during the last five years and their affiliations are:

JOHN C. BRYANT, TRUSTEE.
44 Faculty Place, Wilmington, Ohio.

Dr. Bryant is Executive Director of the Cincinnati Youth Collaborative. He was formerly Professor of Education, Wilmington College.

ROBERT M. DUNCAN, TRUSTEE.
1397 Haddon Road, Columbus, Ohio.

Mr. Duncan is Vice President & Secretary Emeritus of The Ohio State University. He was formerly a partner in the law firm of Jones, Day, Reavis & Pogue in Columbus, Ohio. He was formerly a U.S. District Court Judge, Southern District of Ohio.

THOMAS J. KERR, IV, TRUSTEE.
4890 Smoketalk Lane, Westerville, Ohio.

Dr. Kerr is President Emeritus of Kendall College. He was formerly President of Grant Hospital Development Foundation.

DIMON R. MCFERSON*
One Nationwide Plaza, Columbus, Ohio

Mr. McFerson is President and Chief Executive Officer of the Nationwide Insurance Enterprise.

JAMES F. LAIRD, JR., TREASURER.
Three Nationwide Plaza, Columbus, Ohio.


Mr. Laird is Vice President-General Manager of Nationwide Advisory Services, Inc., the

Distributor and Investment Manager.

WILLIAM G. GOSLEE, ASSISTANT TREASURER.
Three Nationwide Plaza, Columbus, Ohio.

Mr. Goslee is Treasurer of Nationwide Advisory Services, Inc., the Distributor and Investment Manager.

RAE MERCER POLLINA, SECRETARY
Three Nationwide Plaza, Columbus, Ohio.

Mrs. Pollina is Corporate Secretary of Nationwide Advisory Services, Inc., the Distributor and Investment Manager.

* A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act of 1940.


The Trustees receive fees and reimbursement for expenses of attending Board meetings of the Trust. The Compensation Table below sets forth the total compensation to the Trustees from the Trust and from all funds in the Nationwide Fund Complex during the fiscal year ended October 31, 1996. Trust officers receive no compensation from the Trust in their capacity as officers. All Trustees and Officers of the Trust own less than 1% of its outstanding shares.



                               COMPENSATION TABLE

                                                      PENSION OR RETIREMENT             ESTIMATED
                         AGGREGATE                    BENEFITS ACCRUED                  ANNUAL BENEFITS           TOTAL COMPENSA-
NAME OF PERSON,          COMPENSATION                 AS PART OF FUND                   UPON RETIRE-              TION FROM THE
POSITION                 FROM THE TRUST EXPENSES                                        MENT                      FUND COMPLEX*
John C. Bryant,
Trustee                   $1,000                      --0--                             --0--                    $15,500

Robert M. Duncan,
Trustee                   $1,000                      --0--                             --0--                    $15,500

Thomas J. Kerr, IV,
Trustee                   $1,000                      --0--                             --0--                    $15,500

Dimon R. McFerson,
Trustee                   --0--                       --0--                             --0--                     --0--


* The Fund Complex includes Trusts comprised of fifteen investment company portfolios.



INVESTMENT MANAGEMENT
AGREEMENT

     Under the terms of the Investment Management Agreement, Nationwide Advisory Services, Inc., (NAS) manages the investment of the assets of the Funds in accordance with the policies and procedures established by the Trustees, administers and manages the affairs of the Trust and furnishes office facilities, equipment and personnel to the Funds. The Agreement also provides that NAS shall reimburse the Trust for the compensation of the Trustees who are "interested persons" of NAS.

     Each Fund pays the Investment Manager a fee based on its average daily net assets at the rate of .65% of the first $250 million of average daily net assets, .60% of the next $250 million, .55% on the next $250 million, and .50% on the average daily net assets in excess of $750 million. The Funds also pays the custodial, transfer agents, federal and state share registrations, brokerage and legal fees; taxes; printing costs; and the compensation and expenses of the Trustees.

During the fiscal years ended October 31, 1996, 1995, and 1994, the Investment Manager earned management fees for the Tax-Free Income Fund of $1,704,966, $1,629,584, and $1,642,067, respectively, and $255,149, $248,765, and $252,358, respectively for the U.S. Government Income Fund. Neither the Investment Manager nor any company affiliated with it receives any brokerage commissions from the Funds.


     NAS is wholly-owned by Nationwide Life Insurance Company, which is wholly-owned by Nationwide Financial Services, Inc., an insurance company holding Company. Nationwide Financial Services, Inc. is wholly-owned by Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%).


DISTRIBUTION AGREEMENT

Nationwide Advisory Services, Inc. also acts as Distributor of the Funds' shares pursuant to the Distribution Agreement with the Funds. The Distributor pays commissions to salespersons, the cost of printing and mailing prospectuses to potential investors, and any sales promotional expenses incurred in connection with the distribution of Fund shares.

     The Distribution Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice.

     To compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement, the Funds have adopted a Plan of Distribution (the "Plan") under Rule 12b-1 under the Investment Company Act. Under the Plan, the Funds pays the Distributor compensation accrued daily and paid monthly at the annual rate of .35% of the average daily net assets of the Funds.

     For the Tax-Free Income Fund, these fees were waived from the inception of the Fund through February 28, 1990. For the period from March 1, 1990 through August 31, 1990 the Fund accrued distribution fees at the annual rate of .10% of average daily net assets. For the period from September 1, 1990 through October 31, 1996, the Fund accrued distribution fees at the annual rate of .20% of average daily net assets.


     During the fiscal years ended October 31, 1996, 1995, and 1994, the Tax-Free Income Fund accrued distribution fees totalling $921,340, $878,689, and $885,243, respectively, and $137,388, $133,950, and $135,885 for the U.S.
Government Income Fund. During the years ended October 31, 1996, 1995, and 1994, the Distributor waived Plan fees for the Tax-Free Income Fund totaling
$394,860, $376,581, and $379,390, respectively, and $58,881, $57,407, and
$58,236, respectively for the U.S.
Government Income Fund.


     The Distributor also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares (see "Contingent Deferred Sales Charge").

During the years ended October 31, 1996, 1995, and 1994, such charges for the Tax-Free Income Fund aggregated $169,310, $234,339, and $285,604, respectively, and $58,918, $72,664, and $72,305, respectively for the U.S. Government Income Fund.

     Pursuant to the Plan, at least quarterly, the Distributor shall provide the Fund a written report for review by the Trustees of the amounts expended under the Plan and the purpose for which such expenditures were made.

     The Plan shall remain in effect until the earlier of one year after the respective date of execution or the first meeting of shareholders after the effective date of the Funds' prospectus. If approved at such meeting by a vote of a majority of the outstanding voting securities of the Fund, the Plan shall continue in effect thereafter, provided such continuance is approved annually by a vote of the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on such Plan. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than 60 days' written notice to any other party to the Plan. The Plan will automatically terminate in the event of its assignment (as defined in the Investment Company Act). The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. In the Trustees' review of the Plan, they will consider the continued appropriateness and the level of compensation provided therein. So long as the Plan is in effect, the election and nomination of Trustees who are not interested persons of the Fund shall be at the discretion of the Trustees who are not such interested persons.

PRICING OF SHARES

     The net asset value per share of the Fund is determined once daily as of the close of the New York Stock Exchange (usually 4 P.M. Eastern Time) on days when the New York Stock Exchange is open or on any other day during which there is a sufficient degree of trading in the Funds' portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities. The Fund will not compute net asset value on customary national business holidays, including the following: Christmas, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, and Thanksgiving.

     The net asset value per share is calculated by adding the value of all securities and other assets of the Fund, deducting its liabilities, and dividing by the number of shares outstanding.

     Portfolio securities for which market quotations are readily available are valued at their bid quotations. Securities for which market quotations are not readily available are valued at fair value in accordance with procedures adopted by the Board of Trustees. Under these procedures the Fund values municipal securities on the basis of valuations provided by an independent pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

REDEMPTION OF SHARES
CONTINGENT DEFERRED
SALES CHARGE

A contingent deferred sales charge will be imposed on an investor's redemption which reduces the current value of the investor's shares in the Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of shares during the preceding five years. However, such a charge will be imposed only to the extent that the net asset value of the shares redeemed exceeds (a) the current net asset value of shares purchased more than five years prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions, plus (c) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of shares made during the preceding five years. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor.

In determining the applicability of a contingent deferred sales charge to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last five years will be deemed to be redeemed first. In the event that the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be deemed to be the amount which represents the net asset value of the investor's shares purchased more than five years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions. Any portion of the amount redeemed which exceeds an amount representing both such increase in value and the value of shares purchased more than five years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions will be subject to contingent deferred sales charge.

The amount of the contingent deferred sales charge, if any, will vary depending on the number of months from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of months from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the preceding month. The following table sets forth the rates of the contingent deferred sales charge:

Months since purchase       0-     13-    25-   37-    49-   61 &
payment was made            12     24     36    48     60    over
Contingent deferred
sales charge percentage     5%     4%     3%    2%     1%    none

In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable 60-month period. This will result in any such charge being imposed at the lowest possible rate.

Accordingly, shareholders may redeem, without incurring any contingent deferred sales charge, amounts equal to any net increase in the value of their shares above the amount of their purchase payments made within the past five years, and amounts equal to the current value of shares purchased through reinvestment of dividends or distributions. The contingent deferred sales charge will be imposed, in accordance with the table above, on any redemptions within five years of purchase which are in excess of these amounts. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption or repurchase of shares.

The contingent deferred sales charge will be waived in the case of a redemption following death or disability of a shareholder(including either spouse on joint spousal accounts) if the redemption is made within one year of death or initial determination of disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual jointly with his or her spouse, but only for redemptions of shares held at the time of death or initial determination of disability. The charge will also be waived on redemptions effected by: (i) shares held by other registered investment companies affiliated with Nationwide Advisory Services, Inc., (ii) shares redeemed that were acquired as a result of a transfer of investments from the Nationwide Tax-Free Income Fund, U.S. Government Income Fund, Nationwide Growth Fund, Nationwide Fund, or Nationwide Bond Fund, (iii) shares redeemed by (a) any pension, profit-sharing or other employee benefit plan for the employees of NAS, any of its affiliated companies or investment advisory clients and their affiliates, (b) Trustees and retired Trustees of NIF and NIF II; directors, officers, full-time employees employed for not less than 90 days, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives, and immediate relatives of deceased employees (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren) of any of the Nationwide Group of Insurance Companies or their affiliates, or any investment advisory clients of the Funds' advisor and their affiliates, (c) directors, officers and full-time employees, their spouses, children or immediate relatives, and immediate relatives of deceased employees (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren) of any sponsor group which may be affiliated with the Nationwide Group of Insurance Companies from time to time, which include but are not limited to Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative
(d) any endowment or pension, profit sharing, or deferred compensation plan which is qualified under Section 401(a) of the Internal Revenue Code of 1986 as amended, dealing directly with the Distributor with no sales representative involved, at net asset value upon written assurance of the purchaser that the shares are acquired for investment purposes and will not be resold except to the Trust, and (e) any life insurance company separate account registered as a unit investment trust, (f) any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees. The shareholder must notify the Funds' Transfer Agent either directly or indirectly or through the Distributor, at the time of redemption, that the shareholder is entitled to waiver of the contingent deferred sales charge.

Redemptions of shares which were recently purchased may be delayed in order to permit a determination to be made that the purchase check will be honored. Such determination may be made upon the passage of a reasonable period of time (not to exceed 12 days) from the time of receipt of the check by Nationwide Investors Services, Inc.

FUND PERFORMANCE
ADVERTISING

The Funds may use historical performance in advertisements, sales literature, and the prospectus. Performance figures reflect the maximum 5% deferred sales charge, which decreases to zero at the end of year five. It also includes reinvestment of all dividends and capital gains distributions. Performance figures will include quotations of average annual (compound) total return for the most recent one, five, and ten-year periods (or, in this case, the life of the Fund). Average annual (compound) total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the specified period.

NATIONWIDE TAX-FREE INCOME FUND
AVERAGE ANNUAL (COMPOUND) TOTAL RETURNS

FOR PERIODS ENDED OCTOBER 31, 1996
(REFLECT MAXIMUM SALES CHARGES)


1 year                             .31%
5 year                            6.52%
10 year                           6.50%





NATIONWIDE U.S. GOVERNMENT INCOME FUND
AVERAGE ANNUAL (COMPOUND) TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1996
(REFLECT MAXIMUM SALES CHARGES)

1 year                            .32%
Life**                           6.64%




         The Funds may also choose to show nonstandard returns including total return and simple average total return, over various time periods based on lump-sum or periodic investments. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains.

         Total return represents the cumulative percentage change in the value of an investment over a time, calculated by subtracting the initial investment from the redeemable value and dividing the result by the amount of the initial investment. The simple average total return equals the total return (or cumulative total return) divided by the number of years in the period and, unlike average annual (compound) total return, does not reflect compounding.



NATIONWIDE TAX-FREE INCOME FUND
CUMMULATIVE TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1996
(REFLECT MAXIMUM SALES CHARGES)



1 year                              .31%
5 year                            37.13%
10 year                           87.83%



NATIONWIDE U.S. GOVERNMENT INCOME FUND
CUMMULATIVE TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1996
(REFLECT MAXIMUM SALES CHARGES)


1 year                              .32%
Life**                            35.05%


** Life of the U.S. Government Income Fund since commencement of operations 2/10/92.



NATIONWIDE TAX-FREE INCOME FUND
SIMPLE AVERAGE TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1996
(REFLECT MAXIMUM SALES CHARGES)

1 year                             .31%
5 year                            7.43%
10 year                           8.77%


NATIONWIDE U.S. GOVERNMENT INCOME FUND
SIMPLE AVERAGE TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1996
(REFLECT MAXIMUM SALES CHARGES)

1 year                             .32%
Life**                            7.50%


** Life of the U.S. Government Income Fund since commencement of operations
   2/10/92.

The Funds may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the 30-day period, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there can be no assurance that the yield quoted on any given occasion will remain in effect for any period of time. For the 30-day period ended October 31, 1996, the Tax-Free Income Fund's yield was 4.71% and the U.S. Government Income Fund's yield was 6.11%.


Additionally, the Nationwide Tax-Free Income Fund may show tax-equivalent yield which is computed by dividing yield by one minus a stated income tax rate. The tax-equivalent yields for the 15%, 28%, 31%, 36%, and 39.6% federal tax rates are shown below:

NATIONWIDE TAX-FREE INCOME FUND
TAX EQUIVALENT 30-DAY YIELDS
FOR THE PERIOD ENDED OCTOBER 31, 1996

Tax Rate Yield
15%                               5.46%
28%                               6.44%
31%                               6.72%
36%                               7.25%
39.6%                             7.68%

SHAREHOLDERS' RIGHTS

No shareholder shall be subject to any personal liability whatsoever to any person in connection with Fund property or the acts, obligations or affairs of the Fund. No Trustee, officer, employee or agent of the Fund shall be subject to any personal liability whatsoever to any person, other than the Fund or its shareholders, in connection with Fund property or the affairs of the Fund, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such person; and all such persons shall look solely to the Fund property for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any shareholder of the Fund is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Fund shall indemnify and hold each shareholder harmless from and against all claims and liabilities, to which such shareholder may become subject by reason of his being or having been a shareholder, and shall reimburse such shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. Such rights accruing to a shareholder shall not exclude any other right to which such shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Fund to indemnify or reimburse a shareholder in any appropriate situation even though not specifically provided herein.

CUSTODIAN

The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH 45263, is the Custodian for the Funds and makes all receipts and disbursements under a Custodian agreement. The Custodian performs no managerial or policymaking functions of the Fund.

TRANSFER AGENT AND
DIVIDEND DISBURSEMENT

Nationwide Investors Services, Inc. (NIS) is the Transfer and Dividend Disbursing Agent for all Nationwide Funds. NIS, a wholly-owned subsidiary of Nationwide Advisory Services, Inc. received fees for transfer agent services during the fiscal year ended October 31, 1996 of $159,115 from the Nationwide Tax-Free Income Fund and $40,299 from the Nationwide U. S. Government Income Fund. Management believes the charges for the services performed are comparable to fees charged by other companies performing similar services.

BROKERAGE ALLOCATION

There is no commitment to place orders with any particular broker/dealer or group of broker/dealers. Orders for the purchases and sales of portfolio securities of the Funds are placed where, in the judgment of the Investment Manager, the best executions can be obtained. None of the firms with whom orders are placed are engaged in the sale of shares of the Funds. In allocating orders among brokers for execution on an agency basis, in addition to price considerations, the usefulness of the brokers' overall services is also considered. Services provided by brokerage firms include efficient handling of orders, useful analyses of corporations, industries and the economy, statistical reports and other related services for which no charge is made by the broker over and above negotiated brokerage commissions. The Fund and the Investment Manager believe that these services and information, which in many cases would be otherwise unavailable to the Investment Manager, are of significant value to the Investment Manager, but it is not possible to place an exact dollar value thereon. The Investment Manager does not believe that the receipt of such services and information tends to reduce materially the Investment Manager's expense.

No formula, method or criteria other than as stated above was used in the allocation of orders among any such firms. In the case of securities traded in the over-the-counter market, the Funds normally deal with the market makers for such securities unless better prices can be obtained through brokers.

TAX STATUS

FEDERAL TAXES--The Funds intend to qualify for treatment under subchapter M of the Internal Revenue Code of 1986, as amended, and, therefore, must distribute substantially all of its net investment income and capital gains to shareholders annually. In general, if a Fund distributes all of its net investment income, it is not required to pay any federal income taxes. In addition to federal income tax, if a Fund fails to distribute the required portion of such investment income or capital gains in any year, it will be subject to a non-deductible 4% excise tax on the amount which it has failed to distribute. The Funds intend to make distributions in amounts sufficient to avoid the imposition of this excise tax.

Dividends paid by the Tax-Free Income Fund will be exempt from federal income tax to the extent that the income of the Fund is derived from bonds which qualify for such exemption. Some portion of the income from the Tax-Free Income Fund may be taxable annually. The taxable portion of each distribution will be based on the ratio, each year, between the Fund's taxable income and total income. Such ratio shall be determined within 60 days following the close of the taxable year. The annual ratio may differ significantly from the ratio for the period actually covered by each distribution.

Dividends paid by the Nationwide U.S. Government Income Fund are taxable as income to the shareholder for federal income tax purposes. For corporate shareholders, the appropriate portion of each year's distribution is eligible for the corporate dividend received deduction.

Under current tax law as of February 28, 1997, net long-term capital gains, if any, realized by the Funds are generally taxable to the shareholder at the same tax rate as ordinary income, but in no event may the tax rate on such gains exceed 28% for individuals or 35% for a corporation.

Shareholders not subject to tax on their income will not have to pay tax on amounts distributed to them.

The Funds will annually report to each shareholder that shareholder's portion of the net income and capital gain of the Funds for inclusion in the shareholder's income.

Individual and corporate shareholders may be subject to the Alternative Minimum Tax ("AMT") if their Alternative Minimum Taxable Income ("AMTI") exceeds the exemption amounts set forth in Section 55 of the Code. The AMT, at rates as high as 28% for individuals and 20% for corporations, is reduced by the regular tax due for the year. AMTI is the taxpayer's taxable income for the year for regular tax purposes, increased by the tax preferences described in Section 57 of the Code and adjusted as described in Section 56 of the Code. Preferences include interest from Specified Private Activity Bonds, a type of state or local government bond described in Section 57 (a) (5) (C) of the Code. Bonds of this type may be held for one or more of the Funds from time to time.

A shareholder may be subject to federal backup withholding at a rate of 31% of each distribution if the shareholder fails to certify that the taxpayer identification number given is correct and that the shareholder is not subject to such withholding because of underreporting of income (or if the Internal Revenue Service gives notice that such certifications are not accurate).

         STATE AND LOCAL TAXES--Distributions to shareholders of the Funds may be subject to state and local taxes, even if not subject to federal income taxes. These laws vary, and you are advised to consult a tax adviser regarding such taxes.

APPENDIX

MUNICIPAL BONDS

NATIONWIDE(R) FAMILY OF FUNDS
                           NATIONWIDE(R) GROWTH FUND



                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the year ended October 31, 1996, the Nationwide Growth Fund provided a total return of 12.36% as compared to a 24.10% total return for the S&P 500 Index.

Performance for the second half of the fiscal year has continued to suffer from the results of the long-distance telephone carriers, especially AT&T. While I continue to like the telecommunications industry long term, fears of competition plus AT&T's loss of share in residential markets has hurt current results. The Fund has had mixed results from its technology holdings, with some holdings, such as Intel and EMC Corp., performing very well, and others, such as Motorola and Applied Materials, lagging badly. Home healthcare issues, such as Apria and Olsten (included in Business Services), have also been weak. Again, the weakness seems to relate to short-term issues, and has not changed the fundamental long-term attractiveness of these companies. Financial stocks, which we had added to earlier this year, have performed well.

During the last several months the Fund's exposure to technology has been reduced. In some cases, such as sales of Intel and Cisco, this was due to overvaluation, as the stocks recovered strongly from weakness they had suffered in June and July. In other cases, fundamentals had changed for the worse. New names that were added to the Fund included Genuine Parts, First Data and Monsanto.

The Growth Fund's strategy is based on finding undervalued growth. Over the past year, with high valuations accorded to quality, recognized growth, this has meant buying and holding situations with good long-term potential but that also have temporary problems, or perceptions of problems, that keep valuations reasonable. This strategy has NOT been in favor in the stock market. Since early 1995, stocks with high valuations have performed well by going to even higher valuations. As a result, the Fund has had poor relative performance during this time. Buying stocks with high valuations has been repeatedly and overwhelmingly shown to be a poor long-term strategy, and I do not believe the current period will ultimately prove to be different.

JOHN M. SCHAFFNER, MBA, CFA, PORTFOLIO MANAGER


FUND VALUE                $655,615,705


                             PORTFOLIO COMPOSITION

COMMON STOCK.......................................90.3%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS AND
OTHER ASSETS LESS LIABILITIES.......................9.7%


                               TOP FIVE HOLDINGS

                                             VALUE          %
--------------------------------------------------------------
Federal Nat'l Mortgage Assoc. Notes       $44,196,827     6.7%
Archer-Daniels-Midland Co.                 24,670,394     3.8%
Equitable Companies                        23,241,500     3.5%
Grand Metropolitan PLC                     22,642,800     3.5%
Allstate Corp.                             22,450,000     3.4%


                                FUND PERFORMANCE


               S&P 500          Growth             CPI
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996           $39,407          $29,874          $14,365

Comparative performance of $10,000 invested in the Nationwide(R) Growth Fund, the S&P 500* and the Consumer Price Index (CPI)** over a 10-year period ended 10/31/96.
  * The S&P 500 is a broad, unmanaged index of equity securities, and unlike the Growth Fund returns, does not reflect any fees or expenses.
 ** The Consumer Price Index is a broad index reflecting price changes in a market basket of consumer goods and, unlike the Growth Fund, does not reflect any fees or expenses.


                           AVERAGE ANNUAL TOTAL RETURN
                           FOR PERIODS ENDED 10/31/96

                        1 YEAR    5 YEAR     10 YEAR

Without sales charge....12.36%....12.30%......12.07%
With sales charge........7.30%....11.27%......11.55%

The without sales charge returns do not reflect the effects of sales charges. The with sales charge assumes a 4.5% sales charge was paid which has the most dramatic effect on the one-year performance figures.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

                                 FUND HIGHLIGHTS

The Nationwide(R) Growth Fund invests primarily in the common stock of companies in industries with favorable economic trends and new technology. Historically, these companies, which generally are smaller, pay smaller dividends, but show greater-than-average growth potential.

The Nationwide(R) Growth Fund is for investors more interested in long-term growth of capital to meet their future financial needs than in current income. The rise in market performance over the past few years underscores the importance of remaining fully invested for a long period of time.

                            STATEMENT OF INVESTMENTS
                           NATIONWIDE(R) GROWTH FUND
                                                              OCTOBER 31, 1996



--------------------------------------------------------------------------------
SHARES        SECURITY                                 VALUE
--------------------------------------------------------------------------------
           COMMON STOCKS (90.3%)
           ---------------------
           AIRLINES (0.5%)
           ---------------
   199,000  Skywest, Inc.......................... $  2,985,000
                                                   ------------
           AUTO INDUSTRY (1.3%)
           --------------------
   200,000  Genuine Parts Co......................    8,750,000
                                                   ------------
           BUSINESS SERVICES (3.2%)
           ------------------------
   157,200  Insurance Auto Auctions, Inc.*........    1,591,650
   300,000  Manpower, Inc.........................    8,512,500
   531,150  Olsten Corp. .........................   10,623,000
                                                   ------------
                                                     20,727,150
                                                   ------------
           CABLE (2.1%)
           ------------
   600,000  Comcast Corp..........................    8,625,000
   325,000  U.S. West Media Group*................    5,078,125
                                                   ------------
                                                     13,703,125
                                                   ------------
           CHEMICALS (2.8%)
           ----------------
   100,000  FMC Corp.*............................    7,362,500
   100,000  Monsanto Co...........................    3,962,500
   122,000  Sigma-Aldrich Corp....................    7,167,500
                                                   ------------
                                                     18,492,500
                                                   ------------
           CHEMICALS - SPECIALTY (1.0%)
           ----------------------------
   116,800  Loctite Corp..........................    6,847,400
                                                   ------------
           COMPUTER EQUIPMENT (7.0%)
           -------------------------
   180,000  American Power Conversion Corp.*......    3,847,500
   286,300  EMC Corp.*............................    7,515,375
   325,000  Hewlett-Packard Co....................   14,340,625
   120,000  International Business Machines Corp..   15,480,000
    97,225  Lucent Technologies, Inc. ............    4,569,575
                                                   ------------
                                                     45,753,075
                                                   ------------
           COMPUTER SOFTWARE & SERVICES (2.2%)
           -----------------------------------
   200,000  Automatic Data Processing, Inc........    8,325,000
    75,000  Electronic Data Systems...............    3,375,000
    30,000  First Data Corp.......................    2,392,500
    29,000  Informix Corp.*.......................      643,438
                                                   ------------
                                                     14,735,938
                                                   ------------
           CONGLOMERATES (1.5%)
           --------------------
   160,000  Honeywell, Inc........................    9,940,000
                                                   ------------
           CONSUMER PRODUCTS (1.3%)
           ------------------------
   300,000  Newell Co.............................    8,512,500
                                                   ------------
           CONTRACT MANUFACTURING (0.1%)
           -----------------------------
    63,900  Electronic Fab Technology Corp.*......      199,688
                                                   ------------
           DISTRIBUTION (1.6%)
           -------------------
   328,125  Bergen Brunswig Corp., Class A........   10,294,922
                                                   ------------
           DRUGS (7.4%)
           ------------
   419,200  Allergan, Inc.........................   12,785,600
   200,000  Glaxo Wellcome, PLC ..................    6,300,000
   160,000  Schering-Plough Corp..................   10,240,000
   300,000  Warner-Lambert Co.....................   19,087,500
                                                   ------------
                                                     48,413,100
                                                   ------------
           ELECTRONICS (4.2%)
           ------------------
   200,000  Applied Materials, Inc.*..............    5,287,500
   117,187  Molex, Inc............................    4,218,732
   190,858  Molex, Inc., Class A..................    6,179,028
   200,000  Motorola, Inc.........................    9,200,000
   189,000  Woodhead Industries, Inc..............    2,598,750
                                                   ------------
                                                     27,484,010
                                                   ------------
           FINANCIAL (17.3%)
           -----------------
   400,000  Allstate Corp.........................   22,450,000
    67,500  American International Group, Inc.....    7,332,187
   607,752  Bear Stearns Companies, Inc...........   14,358,141
   229,400  Chubb Corp............................   11,470,000
   989,000  Equitable Cos.........................   23,241,500
   486,202  Gainsco, Inc..........................    4,679,694
   250,000  Merrill Lynch & Co., Inc..............   17,562,500
   100,000  Morgan Stanley Group, Inc.............    5,025,000
   200,000  Silicon Valley Bancshares*............    5,225,000
   100,000  Standard Financial, Inc...............    1,781,250
                                                   ------------
                                                    113,125,272
                                                   ------------
--------------------------------------------------------------------------------
SHARES        SECURITY                                 VALUE
--------------------------------------------------------------------------------
           FOOD & BEVERAGE (4.3%)
           ----------------------
 3,000,000  Grand Metropolitan, PLC............... $ 22,642,800
   150,000  Seagram Co. Ltd.......................    5,681,250
                                                   ------------
                                                     28,324,050
                                                   ------------
           FOOD-GRAIN & AGRICULTURE (3.7%)
           -------------------------------
 1,134,271  Archer-Daniels-Midland Co.............   24,670,394
                                                   ------------
           HEALTHCARE - GENERAL (1.2%)
           ---------------------------
   415,000  Apria Healthcare Group, Inc.*.........    7,936,875
                                                   ------------
           HEALTHCARE SERVICES (3.3%)
           --------------------------
   600,000  Columbia/HCA Healthcare Corp..........   21,450,000
                                                   ------------
           MACHINERY & CAPITAL GOODS (5.0%)
           --------------------------------
   139,650  Duriron Company, Inc..................    3,735,637
    60,000  Emerson Electric Co...................    5,340,000
   150,000  Lindsay Manufacturing Co..............    6,450,000
    60,000  Nordson Corp..........................    3,300,000
   492,600  Zebra Technologies Corp.*.............   14,223,825
                                                   ------------
                                                     33,049,462
                                                   ------------
           MEDICAL PRODUCTS (0.5%)
           -----------------------
   200,000  Biomet, Inc...........................    3,225,000
                                                   ------------
           OIL & GAS (5.3%)
           ----------------
   150,000  Amoco Corp............................   11,362,500
    50,000  Exxon Corp............................    4,431,250
    80,000  Mobil Corp............................    9,340,000
    60,000  Royal Dutch Petroleum Co..............    9,922,500
                                                   ------------
                                                     35,056,250
                                                   ------------
           PAPER AND FOREST PRODUCTS (0.2%)
           --------------------------------
    80,000  Glatfelter (P.H.) Co..................    1,520,000
                                                   ------------
           PRINTING & PUBLISHING (2.1%)
           ----------------------------
   101,800  Dun & Bradstreet Corp.................    5,891,675
   100,000  Merrill Corp..........................    2,225,000
   160,000  Reader's Digest Assoc. Inc., Class B..    5,540,000
                                                   ------------
                                                     13,656,675
                                                   ------------
           RESTAURANTS (1.3%)
           ------------------
   200,000  Bob Evans Farms, Inc..................    2,500,000
   300,000  Wendy's International, Inc............    6,187,500
                                                   ------------
                                                      8,687,500
                                                   ------------
           RETAIL (2.3%)
           -------------
   300,000  CUC, International*...................    7,350,000
   200,000  Franklin Quest Co.*...................    4,050,000
   145,000  Smart & Final, Inc....................    3,407,500
                                                   ------------
                                                     14,807,500
                                                   ------------
           TELECOMMUNICATIONS (7.6%)
           -------------------------
   400,000  360 Communications Co.* ..............    9,050,000
   300,000  AT & T Corp...........................   10,462,500
   744,000  MCI Communications Corp...............   18,693,000
   300,000  Sprint Corp...........................   11,775,000
                                                   ------------
                                                     49,980,500
                                                   ------------
            Total common stocks
            (cost $433,662,411)...................  592,327,886
                                                   ------------

                          NATIONWIDE(R) GROWTH FUND

                                                OCTOBER 31, 1996

----------------------------------------------------------------
PRINCIPAL SECURITY                                   VALUE
----------------------------------------------------------------

           U.S. GOVERNMENT OBLIGATIONS (1.0%)
           ----------------------------------
$6,910,000  U.S. Treasury Bills
            5.06% through 5.30%, due 11/14/96 through
            03/06/97(cost $6,808,879)............. $  6,812,907
                                                   ------------
           U.S. AGENCY-FULL FAITH & CREDIT (8.2%)
           --------------------------------------
 9,585,000  Federal Home Loan Mortgage Corp. Notes
            5.21% through 5.35%, due 12/10/96 through
            04/01/97(cost $9,439,014).............    9,440,508
44,845,000  Federal National Mortgage Association Notes
            5.21% through 5.50%, due 11/04/96 through
            04/15/97(cost $44,178,539)............   44,196,827
                                                   ------------
            Total U.S. agency-full faith & credit
            (cost $53,617,553)....................   53,637,335
                                                   ------------
            Total investments
            (cost $494,088,843)................... $652,778,128
                                                   ============

The abbreviation in the above statement stands for the following:
    PLC Public Limited Company

* Denotes non-income producing securities.

Cost also represents cost for federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.




See accompanying notes to financial statements.



[PHOTO]

Courtney Demick -- Growth Fund

NATIONWIDE(R) FAMILY OF FUNDS
                               NATIONWIDE(R) FUND


                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The total return for the Nationwide Fund for the year ended October 31, 1996, was 26.11%, assuming all distributions were reinvested, while the S&P 500 returned 24.10%.

The Fund benefited from the strong performance of several of the larger holdings. Warner-Lambert, the Fund's largest holding, appreciated considerably. The market is beginning to recognize the strength of Warner-Lambert's new product profile. Several new drugs should enter the market in the next two years causing an acceleration in the company's growth rate. Corporate restructuring and a change in management provided the catalyst for Raychem's strong performance. I have observed for several years that Raychem's shares were undervalued due to losses in a telecommunications subsidiary. Following a change in management, investment has been focused in the core business. Losses in the subsidiary are no longer a drag on the strong performance of Raychem's core operations.

The poorer-performing stocks for the last 12 months were generally cyclical stocks whose fortunes are tied to a strong economy. Bowater and Georgia Gulf are examples of cyclical companies whose shares performed poorly due to weak commodity prices. These are well-managed companies but their fortunes are tied to the prices of various commodities. Strong management cannot compensate for a fundamentally poor business environment.

In the nearly 12 years I have managed the Nationwide Fund, I have maintained holdings in the tobacco industry due to attractive secular fundamentals. These have proven to be rewarding investments. However, the legal risks to the industry have been mounting in the past few years to the point I felt the risks outweighed the potential returns. I anticipate continuing a cautious investment posture toward the tobacco stocks until the risk is further discounted in the stock prices or the product liability risks are better defined.

Two of the Nationwide Fund's holdings are involved in financial restructurings. Corning and Dun & Bradstreet are both splitting into three companies focused on serving specific end markets. Historically, this breaking down of a conglomerate into its component parts has proved rewarding for investors. The ability of management to concentrate on its core market combined with a simpler financial structure should allow these newly independent subsidiaries to perform better than if the companies had maintained their former conglomerate structure.

CHARLES BATH, MBA, CFA, CPA, PORTFOLIO MANAGER

VALUE FUND              $958,589,770

                              PORTFOLIO COMPOSITION

COMMON STOCK.......................................99.0%
DEBT OBLIGATIONS AND OTHER ASSETS LESS LIABILITIES..1.0%

                                TOP FIVE HOLDINGS
                                            VALUE           %
--------------------------------------------------------------
Warner-Lambert Company                    $60,227,425     6.3%
Schering-Plough Corp.                      51,974,400     5.4%
Texaco Inc.                                48,444,638     5.1%
Avon Products Inc.                         37,649,500     3.9%
Raychem Corp.                              35,060,547     3.7%


                                FUND PERFORMANCE

               S&P 500           Fund             CPI
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996           $39,407          $33,139          $14,365

Comparative performance of $10,000 invested in the Nationwide(R) Fund, the S&P 500* and the Consumer Price Index (CPI)** over a 10-year period ended 10/31/96.
  * The S&P 500 is a broad, unmanaged index of equity securities, and unlike Fund returns, does not reflect any fees or expenses.
 ** The Consumer Price Index is a broad index reflecting price changes in a market basket of consumer goods and, unlike the Fund, does not reflect any fees or expenses.

                          AVERAGE ANNUAL TOTAL RETURN
                           FOR PERIODS ENDED 10/31/96

                                1 YEAR      5 YEAR     10 YEAR
Without sales charge............26.11%......12.72%......13.23%
With sales charge...............20.43%......11.68%......12.72%

The without sales charge returns do not reflect the effects of sales charges. The with sales charge assumes a 4.5% sales charge was paid which has the most dramatic effect on the one-year performance figures.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

                                 FUND HIGHLIGHTS

Our flagship fund, Nationwide(R) Fund, was started in 1933 and is one of the oldest mutual funds in the country. Its portfoliO emphasizes blue-chip, industry-leading stocks generally held for the long term.

The Nationwide(R) Fund emphasizes a "buy-and-hold" strategy maintaining a relatively low turnover ratio which translates into less expense for the shareholder.

                           STATEMENT OF INVESTMENTS
                              NATIONWIDE(R) FUND

                                                OCTOBER 31, 1996

---------------------------------------------------------------
SHARES        SECURITY                                 VALUE
---------------------------------------------------------------
           COMMON STOCKS (99.0%)
           ---------------------
           AUTO & AUTO PARTS (6.0%)
           ------------------------
   929,800  Chrysler Corp......................... $ 31,264,525
   832,900  Ford Motor Co.........................   26,028,125
                                                   ------------
                                                     57,292,650
                                                   ------------
           BUILDING (4.1%)
           ---------------
   440,000  Martin Marietta Materials Inc ........   10,450,000
   337,500  Masco Corp............................   10,589,063
   302,200  Vulcan Materials Co...................   18,358,650
                                                   ------------
                                                     39,397,713
                                                   ------------
           CHEMICALS (11.9%)
           -----------------
   512,300  Georgia Gulf Corp.....................   13,832,100
   283,100  IMC Global, Inc.......................   10,616,250
   493,900  Millipore Corp........................   17,286,500
   593,700  Morton International, Inc.............   23,376,938
   223,600  OM Group, Inc.........................    9,167,600
   185,200  Pall Corp.............................    4,745,750
   448,775  Raychem Corp..........................   35,060,547
                                                   ------------
                                                    114,085,685
                                                   ------------
           COMPUTER EQUIPMENT (2.7%)
           -------------------------
   200,000  International Business Machines Corp..   25,800,000
                                                   ------------
           CONGLOMERATES (2.0%)
           --------------------
   500,000  Corning, Inc..........................   19,375,000
                                                   ------------
           DRUGS (14.9%)
           -------------
   309,000  Allergan Inc..........................    9,424,500
   149,000  American Home Products Corp...........    9,126,250
   151,200  Pfizer, Inc...........................   12,511,800
   812,100  Schering-Plough Corp..................   51,974,400
   946,600  Warner-Lambert Co.....................   60,227,425
                                                   ------------
                                                    143,264,375
                                                   ------------
           ELECTRICAL EQUIPMENT (1.2%)
           ---------------------------
   303,400  Black & Decker Corp...................   11,339,575
                                                   ------------
           ENTERTAINMENT (1.7%)
           --------------------
   246,265  Disney, (Walt) Co.....................   16,222,707
                                                   ------------
           FINANCIAL (14.8%)
           -----------------
   283,600  Bank of NY Co., Inc...................    9,394,250
   593,800  Barnett Banks, Inc....................   22,638,625
   664,800  Chubb Corp............................   33,240,000
   233,400  CoreStates Financial Corp.............   11,349,075
   126,200  First USA Inc.........................    7,256,500
   404,700  Horace Mann Educators  Corp...........   13,860,975
   397,800  Mellon Bank Corp......................   25,906,725
   454,073  U. S. Bancorp.........................   18,162,920
                                                   ------------
                                                    141,809,070
                                                   ------------
           FOOD & BEVERAGE (9.2%)
           ----------------------
   594,800  Anheuser-Busch Companies Inc..........   22,899,800
 1,147,500  PepsiCo, Inc..........................   33,994,687
   349,033  Ralcorp Holdings Inc.*................    7,329,693
   364,200  Ralston-Ralston Purina Group..........   24,082,725
                                                   ------------
                                                     88,306,905
                                                   ------------
           FURNITURE/HOME APPLIANCE (0.6%)
           -------------------------------
   322,000  Singer Co. N.V. (The).................    6,158,250
                                                   ------------
           HOUSEHOLD - GENERAL PRODUCTS (6.0%)
           -----------------------------------
   694,000  Avon Products, Inc....................   37,649,500
   127,200  Gillette Company (The)................    9,508,200
   100,000  Proctor & Gamble Co...................    9,900,000
                                                   ------------
                                                     57,057,700
                                                   ------------
           MACHINERY (1.1%)
           ----------------
   342,400  Johnstown America Industries, Inc.*...    1,155,600
   262,700  Trinity Industries, Inc...............    9,095,987
                                                   ------------
                                                     10,251,587
                                                   ------------

---------------------------------------------------------------
SHARES        SECURITY                                 VALUE
---------------------------------------------------------------
           OIL & GAS (9.0%)
           ----------------
   161,900  Mobil Corp............................ $ 18,901,825
   476,700  Texaco Inc............................   48,444,638
   513,600  Unocal Corp...........................   18,810,600
                                                   ------------
                                                     86,157,063
                                                   ------------
           PAPER AND FOREST PRODUCTS (1.3%)
           --------------------------------
   362,900  Bowater Inc...........................   12,837,587
                                                   ------------
           PRINTING & PUBLISHING (8.6%)
           ----------------------------
   760,000  American Greetings Corp. Class A......   22,277,500
   301,800  Dun & Bradstreet Corp.................   17,466,675
   211,700  Gannett Co., Inc......................   16,062,737
   297,300  Gibson Greetings, Inc.*...............    4,645,313
   100,000  Tribune Co............................    8,175,000
    40,900  Washington Post Co. (The), Class B....   13,456,100
                                                   ------------
                                                     82,083,325
                                                   ------------
           RETAIL (0.9%)
           -------------
   325,300  Wal-Mart Stores Inc...................    8,661,112
                                                   ------------
           TELECOMMUNICATIONS (0.3%)
           -------------------------
   100,000  MCI Communications Corp...............    2,512,500
                                                   ------------
           TOYS (2.7%)
           -----------
   908,840  Mattel, Inc...........................   26,242,755
                                                   ------------
            Total common stocks
            (cost $572,700,339)...................  948,855,559
                                                   ------------

                               NATIONWIDE(R) FUND
                                                              OCTOBER 31, 1996



----------------------------------------------------------------
PRINCIPAL SECURITY                                    VALUE
----------------------------------------------------------------
           CONVERTIBLE BONDS (0.5%)
           ------------------------
$7,826,000  Consorcio G. Grupo Dina,  8.00%, 2004
            (cost $7,249,051)..................... $  4,715,165
                                                   ------------

           COMMERCIAL PAPER (0.7%)
           -----------------------
 3,870,000  Merrill Lynch & Co.
                 5.26%, due 11/12/96..............    3,863,255
 2,480,000  Banc One Corp.
                 5.30%, due 11/21/96..............    2,479,995
                                                   ------------

            Total commercial paper
            (cost $6,336,478).....................    6,343,250
                                                   ------------

           REPURCHASE AGREEMENT (0.1%)
           ---------------------------
 591,493    Merrill Lynch & Co., Inc.
            5.63%, due 11/01/96, Collateralized by
            $610,000 GNMA CMO, 5.50%, due 07/20/26,
            market value $604,759
            (cost $591,493).......................      591,493
                                                   ------------

            Total investments
            (cost $586,877,361)................... $960,505,467
                                                   ============

The abbreviations in the above statement stand for the following:
   GNMA Government National Mortgage Association
   CMO Collateral Mortgage Obligation

*Denotes a non-income producing security.

Cost also represents cost for federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.


[PHOTO]

Back row, l. to r.: Ron Hubbard -- Nationwide(R) Fund, Charles Hubbard, Juanita Miller-Hubbard and Lucille Hubbard




[PHOTO]

Clara Duncan Clemens -- Nationwide(R) Fund, Bond Fund, Tax-Free Fund and Money Market Fund, celebrates with her husband, Reece, on her graduation day from college at age 64.

NATIONWIDE(R) FAMILY OF FUNDS

                            NATIONWIDE(R) BOND FUND


                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the year ended October 31, 1996, the Nationwide Bond Fund's total return was 5.05% assuming all distributions were reinvested, compared to the Lehman Brothers Long-Term Government/Corporate Bond Index total return of 4.39%. Bond yields on October 31, 1996, as compared to November 1, 1995, were lower (prices higher) on securities having a maturity longer than one year. The effect was to steepen the slope of the yield curve in the maturities less than five years and to flatten the curve in the longer maturity range. In spite of the fact that treasuries with longer maturities (15 to 30 years) performed better than ones with 10-15 year maturities, the Nationwide Bond Fund (Bond Fund) with an average maturity of 13.2 years performed better than the longer Lehman Brothers Index.

The yield spread between bonds and U.S. Treasuries continued to narrow. The opportunities to improve the return on corporate bond holdings were limited and few trades were transacted. The list of the top holdings of the Bond Fund remained relatively the same. Overall the Bond Fund has maintained approximately 79% of its holdings in long-term corporate bonds.

The remainder of the Bond Fund's holdings are divided among mortgage-backed securities, Canadian bonds, U.S. Treasuries, and commercial paper and repurchase agreements. Opportunities to improve the return and future performance of individual securities were most prevalent in the mortgage-backed securities
(MBS) area. The characteristics and payment history of MBS are continually changing, thus presenting opportunities to trade into a better-performing security.

The Bond Fund's portfolio consists of high-quality corporates, U.S. Governments, mortgage-backed securities (secured by pools of home mortgages from the Federal National Mortgage Association, the Government National Mortgage Association, and the Federal Home Loan Mortgage Corporation), and high-quality Canadian securities. This type of portfolio has low credit risk; however, since the average maturity of the securities in the portfolio is fairly long, the interest rate risk is relatively high. Changes in interest rates will cause valuation changes in the bond holdings and changes in the price of shares of the Bond Fund. Quarter by quarter for the past 12 months, interest rates were down in the first quarter, up the second quarter, slightly up the third quarter and down the fourth quarter. This volatility carries over to the share prices of the Bond Fund. A basic premise for a long-term corporate bond fund is that the price of its shares will fluctuate with the market.

MICHAEL D. GROSECLOSE, MBA, CFA, PORTFOLIO MANAGER

FUND VALUE        $133,252,732

                              PORTFOLIO COMPOSITION

CORPORATE BONDS....................................78.5%
MORTGAGE-BACKED SECURITIES..........................9.1%
CANADIAN GOVERNMENT.................................4.6%
U.S. GOVERNMENT OBLIGATIONS.........................4.0%
OTHER ASSETS LESS LIABILITIES.......................3.8%

                                TOP FIVE HOLDINGS
                                             VALUE         %
--------------------------------------------------------------
Berkley, (WR) Corp.                        $5,998,810     4.5%
Seagram (JE) & Sons                         5,741,050     4.3%
U.S. Treasury Note                          5,293,155     4.0%
Prudential Surplus Note                     5,027,810     3.8%
AMBAC Inc.                                  4,814,088     3.6%

                                FUND PERFORMANCE

          1987   1988   1989   1990   1991   1992   1993   1994   1995   1996
          ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Bond                                                                    $20,471
CPI                                                                     $14,365
LT G/C                                                                  $25,146


Comparative performance of $10,000 invested in the Nationwide(R) Bond Fund, the Lehman Brothers Long-Term Govt/Corp Bond Index* and the Consumer Price Index
(CPI)** over a 10-year period ended 10/31/96.
  * The Lehman Brothers Long-Term Govt/Corp Bond Index represents an unmanaged group of bonds that are not adjusted for expenses and includes bonds of lower quality than those purchased by our Fund.
 ** The Consumer Price Index is a broad index reflecting price changes in a market basket of consumer goods and, unlike the Bond Fund, does not reflect any fees or expenses.

                          AVERAGE ANNUAL TOTAL RETURN
                           FOR PERIODS ENDED 10/31/96

                                1 YEAR      5 YEAR      10 YEAR
Without sales charge.............5.05%.......7.52%.......7.92%
With sales charge................0.32%.......6.53%.......7.42%

The without sales charge returns do not reflect the effects of sales charges. The with sales charge assumes a 4.5% sales charge was paid which has the most dramatic effect on the one-year performance figures.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

                                 FUND HIGHLIGHTS

Nationwide(R) Bond Fund is for investors seeking monthly income from high-quality bonds and other fixed-income securities. Corporate bonds selected for its portfolio consist primarily of securities rated "A" or above by Moody's Investor Services and Standard & Poor's Corporation.

Investments of Nationwide(R) Bond Fund are made in different types of securities among many companies and industries which provide diversification and help to minimize risk.

Nationwide(R) Bond Fund has consistently provided a steady stream of income for its shareholders -- paying dividends every month since inception (March 1, 1980).

                            STATEMENT OF INVESTMENTS
                            NATIONWIDE(R) BOND FUND
                                                                OCTOBER 31, 1996


--------------------------------------------------------------------------------
PRINCIPAL SECURITY                                      VALUE
--------------------------------------------------------------------------------

           CANADIAN GOVERNMENT BONDS (4.6%)
           --------------------------------
$1,000,000  Hydro-Quebec, 11.75%, 02/01/12........ $  1,401,239
 2,000,000  Hydro-Quebec, 8.05%, 07/07/24.........    2,175,000
 2,250,000  Quebec (Prov. of), 8.625%, 01/19/05...    2,537,397
                                                   ------------
            Total Canadian government bonds
            (cost $5,706,065).....................    6,113,636
                                                   ------------
           CORPORATE BONDS (78.5%)
           -----------------------
           BANKS (5.2%)
           ------------
 1,000,000  Banc One Corp., 10.00%, 08/15/10......    1,241,730
 3,000,000  Banc One Corp., 9.875%, 03/01/09......    3,665,475
 2,000,000  Toronto-Dominion Bank, NY., 7.875%,
               due 08/15/04.......................    2,056,758
                                                   ------------
                                                      6,963,963
                                                   ------------
           BROKER/DEALER (7.0%)
           --------------------
 2,000,000  Bear Stearns Companies, Inc., 8.75%,
               03/15/04...........................    2,196,972
 1,000,000  Bear Stearns Companies, Inc., 9.375%,
               06/01/01...........................    1,106,481
 1,000,000  Lehman Brothers Holdings, Inc., 11.625%,
               05/15/05...........................    1,265,700
 3,000,000  Morgan Stanley Group, Inc., 10.00%,
               10/15/08...........................    3,649,452
 1,000,000  Morgan Stanley Group, Inc., 8.10%,
               06/24/02...........................    1,067,483
                                                   ------------
                                                      9,286,088
                                                   ------------
           CHEMICALS (1.6%)
           ----------------
 2,000,000  ICI Wilmington, Inc., 7.50%, 01/15/02.    2,089,780
                                                   ------------
           FINANCE (14.6%)
           ---------------
 2,500,000  Associates Corp. of North America, 8.15%,
            O8/01/09..............................    2,704,140
 2,000,000  Bass America, Inc., 8.125%, 03/31/02..    2,145,810
 2,000,000  Ford Capital BV Notes, 10.125%,
            11/15/00..............................    2,250,036
 3,000,000  Ford Capital BV Notes, 9.50%,
            06/01/10..............................    3,572,562
 1,000,000  General Electric Capital Corp., 8.75%,
            09/25/00..............................    1,081,448
 3,235,000  General Electric Capital Corp., 8.50%,
            07/24/08..............................    3,658,212
 3,515,000  Loew's Corp., 8.875%, 04/15/11........    4,039,624
                                                   ------------
                                                     19,451,832
                                                   ------------
           FOOD & BEVERAGE (4.3%)
           ----------------------
 5,000,000  Seagram, (J.E.) & Sons, Inc., 8.875%,
            09/15/11..............................    5,741,050
                                                   ------------
           INSURANCE (17.4%)
           -----------------
 1,000,000  AMBAC, Inc., 7.50%, 05/01/23..........    1,008,044
 4,000,000  AMBAC, Inc., 9.375%, 08/01/11.........    4,814,088
 4,500,000  Aetna Life & Casualty Co., 6.75%,
            09/15/13..............................    4,222,202
 5,000,000  Berkley (W.R.) Corp., 9.875%, 05/15/08    5,998,810
 2,000,000  Equitable of Iowa Companies, 8.50%,
            02/15/05..............................    2,158,806
 5,000,000  Prudential Surplus Note, 8.10%,
            07/15/15*.............................    5,027,810
                                                   ------------
                                                     23,229,760
                                                   ------------
           PAPER & FOREST PRODUCTS (0.8%)
           ------------------------------
 1,000,000  Temple-Inland, Inc., 9.00%, 05/01/01..    1,093,996
                                                   ------------
           PUBLISHING (1.5%)
           -----------------
 2,000,000  Times Mirror Co., 7.25%, 03/01/13.....    1,989,122
                                                   ------------
           RETAIL TRADE (10.4%)
           --------------------
 3,000,000  Dayton Hudson Co., 8.60%, 01/15/12....    3,351,015
 2,000,000  Dayton Hudson Co., 9.25%, 08/15/11....    2,361,566
 3,000,000  May Department  Stores Company., 10.625%,
            11/01/10..............................    4,007,505
 2,000,000  Wal-Mart Stores, Inc., 7.25%, 01/01/13    2,030,554
 2,000,000  Wal-Mart Stores, Inc., 7.50%, 05/15/04    2,102,106
                                                   ------------
                                                     13,852,746
                                                   ------------
           UTILITIES : GAS & ELECTRIC (1.0%)
           ---------------------------------
 1,250,000  Pacific Gas & Electric Co., 8.75%,
            01/01/01..............................    1,334,910
                                                   ------------
           OTHER (14.7%)
           -------------
 4,000,000  Armstong World Industries, Inc., 9.75%,
            04/15/08..............................    4,683,252
 4,000,000  Englis China Clays Delaware, Inc., 7.375%,
            10/01/02..............................    4,158,100
 2,000,000  Grand Metropolitan Inv. (G) 9.00%,
            08/15/11..............................    2,349,296
 2,000,000  Kaiser Foundation, 9.55%, 07/15/05....    2,348,702

--------------------------------------------------------------------------------
PRINCIPAL SECURITY                                      VALUE
--------------------------------------------------------------------------------
$2,000,000  Waste Management, Inc., 7.65%,
            03/15/11                               $  2,098,940
 3,500,000  Waste Management, Inc., 8.75%,
            05/01/18..............................    3,944,234
                                                   ------------
                                                     19,582,524
                                                   ------------
            Total corporate bonds
            (cost $102,498,898)...................  104,615,771
                                                   ------------
           MORTGAGE-BACKED SECURITIES (9.1%)
           ---------------------------------
 1,000,000  FHLMC (REMIC) Class 1188-H, 7.50%,
            12/15/20..............................    1,016,559
   700,000  FHLMC (REMIC) Class 1228-G, 7.00%,
            01/15/21..............................      692,348
   500,000  FHLMC (REMIC) Class 1358-I, 7.00%,
            07/15/21..............................      495,510
   500,000  FHLMC (REMIC) Class 1360-VK, 7.50%,
             08/15/07.............................      515,840
   990,530  FHLMC (REMIC) Class 1709-EA, 7.25%,
            12/15/23..............................      963,467
   183,595  FHLMC-GNMA (REMIC) Class 29X, 6.75%,
            02/25/23 .............................      179,666
   367,190  FHLMC-GNMA (REMIC) Class 29Z, 6.75%,
            04/25/24 .............................      338,615
   500,000  FNMA (REMIC) Class 1991-118K, 7.00%,
            08/25/21..............................      487,120
   929,000  FNMA (REMIC)  Class 1992-145E, 7.00%,
            08/25/22..............................      935,762
   353,239  FNMA (REMIC)  Class 1994-96D, 8.00%,
            09/25/24..............................      348,551
 1,000,000  FNMA (REMIC) Class 92-200 MB, 7.50%, .
            01/25/22..............................      990,559
   646,000  FNMA (REMIC) Class G1992-15G, 7.00%,
            04/25/20..............................      643,945
   590,540  FNMA (REMIC) Class G1992-64M, 7.00%,
            11/25/22..............................      571,235
   537,688  FNMA (REMIC) Class G1992-65NA, 7.00%,
            11/25/22..............................      509,841
   500,000  FNMA (REMIC) Class G1993-10G, 5.00%,
            05/25/22..............................      428,490
 1,010,000  FNMA (REMIC) Class G1993-10H, 5.00%,
            08/25/22..............................      822,573
 2,396,000  FNMA (REMIC) Class S G93-10E, 5.00%,
            04/25/20..............................    2,246,487
                                                   ------------
            Total mortgage-backed securities
            (cost $12,094,761)....................   12,186,566
                                                   ------------
           U.S. GOVERNMENT LONG-TERM OBLIGATION (4.0%)
           -------------------------------------------
 5,000,000  U.S. Treasury Note, 7.50%, 11/15/01
            (cost $5,237,271).....................    5,293,155
                                                   ------------
           COMMERCIAL PAPER (1.7%)
           -----------------------
   880,000  Dean Witter, Discover & Company, 5.24%,
            due 11/25/96..........................      876,805
   931,000  Merrill Lynch & Co, Inc., 5.27%, due
            11/13/96..............................      929,242
   426,000  National Rural Utilities Cooperative,
            5.24%, due 11/14/96...................      425,134
                                                   ------------
            Total commercial paper
            (cost $2,231,484).....................    2,231,181
                                                   ------------
           REPURCHASE AGREEMENT (0.4%)
           ---------------------------
   578,037  MBS Tri Party 5.63%, due 11/01/96,
            Collaterlized by $595,000 GNMA CMO, 5.50%,
            due 07/20/26, market value  $589,888
            (cost $578,037).......................      578,037
                                                   ------------
            Total investments
            (cost $128,346,516)................... $131,018,346
                                                   ============

The abbreviations in the above statement stand for the following:

* Represents a security registered under Rule 144-A, which limits the resale to certain qualified buyers.

The abbreviations in the above statement stand for the following:

   FHLMC  Federal Home Loan Mortgage Corp.
   REMIC  Real Estate Mortgage Investment Conduit
   FNMA  Federal National Mortgage Association
   GNMA Government National Mortgage Association
   CMO Collateralized Mortgage Obligation

Cost also represents cost for federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

NATIONWIDE(R) FAMILY OF FUNDS
                       NATIONWIDE(R) TAX-FREE INCOME FUND

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The Nationwide Tax-Free Income Fund's total return for the year ended October 31, 1996, was 5.31% assuming all distributions were reinvested while the Lehman Brothers Municipal Bond Index returned 5.70%.

During fiscal year 1996 the municipal bond market performed well. Demand for municipal bonds remained strong, fear of tax reform diminished while the economy grew at a slow manageable noninflationary pace. The 11-Bond General Obligation Index as published by the Bond Buyer declined from 5.62% to 5.60%, only .02%, while the 30-year Treasury rose from 6.29% to 6.64%, a .35% increase.

Issuers taking advantage of the current low interest rate environment increased issuance of municipal bonds during the latter part of the period. Issuers were concerned about the results that the upcoming election would have upon the economy and interest rates. However, the increased supply was quickly absorbed by property and casualty companies and bond funds.

The yield spread on a 20-year AA rated General Obligation bond as compared to a 20-year A rated General Obligation Municipal bond declined from .18% to .16% during the period. Faced with such narrow quality spreads, current low yields and uncertainties about interest rates, the strategy of the Fund did not change. Management maintained an average credit rating of AA and an average maturity of approximately 19 years. Assets will continue to be managed for the long term.

ALPHA L. BENSON, MBA, PORTFOLIO MANAGER

FUND VALUE          $264,641,760

                              PORTFOLIO COMPOSITION
MUNICIPAL SECURITIES...............................98.4%
OTHER ASSETS LESS LIABILITIES.......................1.6%

                          TOP FIVE HOLDINGS BY STATE

                                             VALUE          %
--------------------------------------------------------------
Texas                                     $40,510,025    15.3%
Virginia                                   35,247,131    13.3%
Illinois                                   24,985,213     9.4%
Washington                                 18,885,979     7.1%
North Carolina                             15,800,219     6.0%

                                FUND PERFORMANCE

               Tax-Free           CPI             LBMBI
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996           $18,783          $14,365           $21,240

Comparative performance of $10,000 invested in the Nationwide(R) Tax-Free Income Fund, the Lehman Brothers Municipal Bond Index* and the Consumer Price Index
(CPI)** over a 10-year period ended 10/31/96.

* The Lehman Brothers Municipal Bond Index represents an unmanaged group of bonds that are not adjusted for expenses and includes bonds of lower quality than those purchased by our Fund.

** The Consumer Price Index is a broad index reflecting price changes in a market basket of consumer goods and, unlike the Tax-Free Income Fund, does not reflect any fees or expenses.

                          AVERAGE ANNUAL TOTAL RETURN
                           FOR PERIODS ENDED 10/31/96

                                1 YEAR      5 YEAR      10 YEAR
Without sales charge.............5.31%.......6.67%.......6.50%
With sales charge................0.31%.......6.52%.......6.50%

The without sales charge returns do not reflect the effects of sales charges. The with sales charge assumes the applicable contingent deferred sales charge
(CDSC) was paid on withdrawals which has the most dramatic effect on the one-year performance figures. The CDSC declines from 5% in the first year to 0% after 5 years.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

                                 FUND HIGHLIGHTS

Nationwide(R) Tax-Free Income Fund offers a monthly income that's free from federal taxes. For certain shareholders, a portion of income may be subject to state, local or federal alternative minimum tax.

By investing in the Nationwide(R) Tax-Free Income Fund, you can earn tax-free dividends from municipal bonds carefully selected for their relative safety and security.

The Nationwide(R) Tax-Free Income Fund invests in a diversified portfolio of high-quality and intermediate-term (maturities of from 3-10 years) and long-term (maturities over 10 years) municipal obligations.

                            STATEMENT OF INVESTMENTS
                       NATIONIDE(R) TAX-FREE INCOME FUND
                                                                OCTOBER 31, 1996

--------------------------------------------------------------------------------
PRINCIPAL SECURITY                                                      VALUE
--------------------------------------------------------------------------------



           LONG-TERM MUNICIPAL SECURITIES (98.4%)
           --------------------------------------
           ALABAMA (4.9%)
           --------------
  $3,000,000 Alabama Housing Finance Authority Single-
               Family Mortgage Revenue Bonds
               (Collateralized Home Mortgage Revenue
               Bond Program), 1996 Series D, 6.00%,
               10/01/16...........................                  $  3,026,250
    1,100,000 Birmingham, Alabama General Obligation
               Parking Warrants, Series 1995-A, 5.90%,
               06/01/18...........................                     1,102,750
    2,500,000 Birmingham, Alabama General Obligation
               Refunding  Revenue, Series 1992 B,
               6.25%, 04/01/16 ...................                     2,609,375
    2,480,000 Birmingham, Alabama Water Works & Sewer
               Board Refunding Revenue,
               Series 1992, 6.125%, 01/01/12 .....                     2,569,900
    3,500,000 Huntsville, Alabama General Obligation
               Limited Tax Warrants, Series 1992 A,
               6.00%, 11/01/12....................                     3,626,875
                                                                      ----------
                                                                      12,935,150
                                                                      ----------

           ARIZONA (2.9%)
           --------------
    5,100,000 Salt River Project, Agricultural Improvement
               & Power District, Arizona Electric System
               Revenue Bonds, Series 1992 C,
               6.00%, 01/01/16....................                     5,182,875
    2,500,000 Salt River Project, Agricultural Improvement
               & Power District, Arizona Electric System
               Revenue Bonds, Series 1992 C, 6.20%,
               01/01/12...........................                     2,596,875
                                                                      ----------
                                                                       7,779,750
                                                                      ----------

           COLORADO (0.4%)
           ---------------
    1,000,000 Colorado Housing Finance Authority Single-
               Family Housing Revenue Refunding Bonds,
               Series 1991-A, 7.15%, 11/01/14.....                     1,060,000
                                                                      ----------

           CONNECTICUT (2.0%)
           ------------------
    5,000,000 Connecticut Housing Finance Authority Housing
               Mortgage Finance Program Bonds,
               Series 1992-B, 6.70%, 11/15/12.....                     5,275,000
                                                                      ----------

           FLORIDA (2.3%)
           --------------
    2,205,000 Florida State Board of Education General
               Obligation Full Faith and Credit Public
               Education Capital Outlay Refunding Bonds,
               1995 Series A, 5.50%, 06/01/15.....                     2,199,488
    1,320,000 Florida State Full Faith and Credit State Board
               of Education Public Education Capital Outlay
               Bonds, 1992 Series D, 5.20%, 06/01/13                   1,273,800
    2,400,000 Jacksonville, Florida Electric Authority Bulk
               Power Revenue Bonds, (Scherer 4 Project,
               Issue One, Series 1991-A), 7.00%, 10/01/12              2,652,000
                                                                      ----------
                                                                       6,125,288
                                                                      ----------

           GEORGIA (2.0%)
           --------------
    1,210,000 Dekalb County, Georgia General Obligation
               Refunding Bonds, 6.00%, 01/01/12...                     1,261,425
    2,750,000 Georgia Municipal Electric Authority Power
               Revenue Bonds,
               Series 1991-V, 6.60%, 01/01/18.....                     3,031,875
    1,005,000 Georgia Residential Financial Authority
               Revenue Bonds, Series A, 7.50%, 06/01/17                1,053,994
                                                                      ----------
                                                                       5,347,294
                                                                      ----------

           ILLINOIS (9.4%)
           ---------------
    3,000,000 Chicago, Illinois General Airport Revenue
               Refunding Bonds, Series 1993-A
               (Chicago-O'Hare International Airport),
               5.00%, 01/01/16....................                     2,722,500
    2,185,000 Illinois Educational Facility Authority Revenue,
               Series 1991-A, Loyola University, 7.125%,
               07/01/21...........................                     2,367,994
    1,975,000 Illinois Regional Transportation Authority
               General Obligation Refunding Bonds,
               Series 1996, 5.40%, 06/01/15.......                     1,898,469
   $7,500,000 Illinois State Builders Illinois Bonds Sales Tax
               Revenue, Series O, 6.00%, 06/15/18.                    $7,537,500
    2,500,000 llinois State Builders Illinois Bonds Sales Tax
               Revenue, Series V, 6.375%, 06/15/17                     2,603,125
    3,000,000 Illinois State General Obligation Bonds,
               Series of March 1994, 5.80%, 04/01/19                   3,003,750
    1,350,000 Illinois State General Obligation Bonds,
               Series of July 1995, 5.75%, 07/01/16                    1,350,000
    2,500,000 Illinois State General Obligation Bonds,
               Series of December 1995, 5.125%, 12/01/17               2,340,625
    1,000,000 Palatine, Illinois Corporate Purpose General
               Obligation Bonds, Series 1985, 9.90%, 01/01/16          1,161,250
                                                                      ----------
                                                                      24,985,213
                                                                      ----------

           INDIANA (2.8%)
           --------------
    5,335,000 Indiana State Toll Road Commission East-West
               Toll Road Revenue Bonds,
               Series 1980, 9.00%, 01/01/15.......                     7,302,281
                                                                      ----------

           MARYLAND (0.4%)
           ---------------
    1,000,000  Howard County, Maryland Public Improvement
               General Obligation Unlimited Tax,
               Series 1994 A, 6.00%, 05/15/14.....                     1,035,000
                                                                      ----------

           MASSACHUSETTS (3.9%)
           --------------------
    3,775,000 Massachusetts State General Obligation
               Bonds Consolidated
               Loan, Series 1992-B, 6.50%, 06/01/13                    4,015,656
    2,500,000 Massachusetts State General Obligation Bonds,
               Consolidated Loan of 1995,
               Series D, 5.125%, 11/01/12.........                     2,400,000
    4,000,000 Massachusetts Water Resources Authority
               General Revenue Bonds,
               Series 1992A, 5.50%, 07/15/22......                     3,850,000
                                                                      ----------
                                                                      10,265,656
                                                                      ----------

           MICHIGAN (1.5%)
           ---------------
    3,500,000 Michigan State General Obligation Bonds,
               Environmental  Protection Program,
               Series 1992, 6.25%, 11/01/12.......                     3,823,750
                                                                      ----------

           MINNESOTA (2.4%)
           ----------------
    2,300,000 Minnesota Housing Finance Agency
               Rental Housing Revenue
               Bonds, 1995 Series D, 5.90%, 08/01/15                   2,300,000
    3,950,000 Minnesota State Housing Finance Agency
               Single Family Mortgage Revenue Bonds,
                Series 1994 K, 6.40%, 01/01/15....                     4,058,625
                                                                      ----------
                                                                       6,358,625
                                                                      ----------

           MISSOURI (0.8%)
           ---------------
    2,000,000 Missouri State Environmental Improvement
               & Energy Resources Authority Water
               Pollution Control Revenue
               Bonds, 6.55%, 07/01/14.............                     2,152,500
                                                                      ----------

           NEBRASKA (2.0%)
           ---------------
    5,000,000 Nebraska Public Power District Power
               Supply System Revenue Bonds,
               Series 1993, 6.125%, 01/01/15......                     5,137,500
                                                                      ----------

           NEVADA (0.9%)
           -------------
    2,190,000 Nevada State Colorado River Commission
               General Obligation (Limited Tax, Revenue
               Supported) Bonds Series November 1, 1994
               6.50%, 07/01/19....................                     2,433,637
                                                                      ----------

           NORTH CAROLINA (6.0%)
           ---------------------
    1,035,000 Charlotte-Mecklenburg Hospital Authority,
               North Carolina Health Care System
               Revenue Bonds, Series 1992, 6.00%, 01/01/22             1,046,644
    3,460,000 North Carolina Housing Finance Agency
               Multi-Family Revenue
               Refunding Bonds, Series H, 5.95%, 07/01/21              3,468,650

                       NATIONIDE(R) TAX-FREE INCOME FUND
                                                                OCTOBER 31, 1996

--------------------------------------------------------------------------------
PRINCIPAL SECURITY                                                      VALUE
--------------------------------------------------------------------------------


   $2,035,000 North Carolina Housing Finance Agency
               Single-Family Revenue Bonds,
               Series AA, 6.25%, 03/01/17.........                  $  2,088,419
    2,185,000 North Carolina Housing Finance Agency
               Single-Family Revenue Bonds,
               Series GG, 5.90%, 03/01/13.........                     2,193,194
    1,910,000 North Carolina Housing Finance Agency
               Single-Family Revenue Bonds,
               Series N, 7.40%, 03/01/28..........                     2,003,112
    1,880,000 North Carolina Housing Finance Agency
               Single-Family Revenue Bonds,
               Series J, 7.40%, 03/01/22..........                     1,955,200
    1,000,000 North Carolina Medical Care Commission
               Hospital Revenue Bonds, Duke University
               Hospital Project,  Series C, 5.25%, 06/01/17              955,000
    2,000,000 North Carolina Medical Care Commission
               Hospital Revenue Refunding Bonds,
               Series 1992 A (North Carolina Baptist
               Hospitals Project), 6.375%, 06/01/14                    2,090,000
                                                                      ----------
                                                                      15,800,219
                                                                      ----------

           OHIO (2.0%)
           -----------
    1,000,000 Columbus, Ohio Water Works & Sewer Board
               Refunding Revenue, Series 1991, 6.375%, 11/01/10        1,061,250
    1,100,000 Franklin County, Ohio Hospital Refunding and
               Improvement Revenue Bonds,
               (The Children's Hospital Project)
               1996 Series A, 5.75%, 11/01/20.....                     1,100,000
    1,250,000 Ohio Housing Finance Agency Mortgage
               Revenue Bonds Residential Mortgage Backed
               Securities, Series A-1, 5.70%, 03/01/17                 1,248,437
    2,000,000 Ohio Turnpike Commission Turnpike Revenue
               Bonds 1996 Series A, 5.70%, 02/15/17                    2,017,500
                                                                      ----------
                                                                       5,427,187
                                                                      ----------

           PENNSYLVANIA (3.5%)
           -------------------
    4,055,000 Pennsylvania Housing Finance Agency
               Rental Housing Refunding Revenue Bonds,
               Issue 1992, 6.40%, 07/01/12........                     4,161,444
    1,500,000 Pennsylvania Housing Finance Agency
               Rental Housing Refunding Revenue Bonds,
               Issue 1992, 6.25%, 07/01/07........                     1,554,375
    2,000,000 Pennsylvania State Turnpike Commission
               Oil Franchise Tax
               Revenue, Series A, 6.00%, 12/01/14.                     2,087,500
    1,500,000 Pittsburgh, Pennsylvania Water and Sewer
               Authority, Water and Sewer System First Lien
               Revenue Bonds, Series A of 1995,
               5.50%, 09/01/15....................                     1,468,125
                                                                      ----------
                                                                       9,271,444
                                                                      ----------

           SOUTH CAROLINA (5.6%)
           ---------------------
    6,980,000 Charleston, South Carolina Waterworks
               & Sewer System Refunding & Capital
               Improvement Revenue Bonds,
               Series 1991, 6.00%, 01/01/18.......                     7,171,950
    1,400,000 Greenville, South Carolina Hospital System
               Revenue Bonds Hospital Facilities,
               Series B, 5.25%, 05/01/17..........                     1,309,000
    1,500,000 South Carolina State Housing Finance
               & Development Authority Multi-Family
               Development Revenue Refunding,
               Series 1992-A, 6.875%, 11/15/23....                     1,556,250
    2,075,000 South Carolina State Housing Finance &
               Development Authority Homeownership
               Mortgage Purchase Bonds,
               Series 1994 A, 6.375%, 07/01/16....                     2,106,125
    1,500,000 Spartanburg, South Carolina Water System
               Improvement & Refunding Revenue Bonds,
               Series 1992, 6.25%, 06/01/17.......                     1,563,750
    1,000,000 Spartanburg, South Carolina Water System
               Revenue Bonds,
               Series 1996, 6.10%, 06/01/21.......                     1,033,750
                                                                      ----------
                                                                      14,740,825
                                                                      ----------

           TENNESSEE (1.8%)
           ----------------
   $1,000,000 Nashville & Davidson County, Tennessee General
               Obligation Multi-Purpose Improvement Bonds,
               Series 1994, 6.125%, 05/15/14......                 $  1,037,500
    1,500,000 Nashville & Davidson County, Tennessee Health
               & Educational Facilities Revenue Bonds,
               Series 1979, 7.875%, 12/01/04......                     1,668,750
    1,000,000 Shelby County, Tennessee General Obligation
               School Bonds, Series 1994 B,
               6.00%, 03/01/14....................                     1,033,750
    1,000,000 Shelby County, Tennessee General Obligation
               Public Improvement Bonds,
               1996 Series A, 5.85%, 06/01/17.....                     1,010,890
                                                                      ----------
                                                                       4,750,890
                                                                      ----------

           TEXAS (15.3%)
           -------------
    1,250,000 Bexar County, Texas Combination Tax and
               Revenue Certificates, Series 1992, 6.20%,
               06/15/12...........................                     1,342,188
    1,000,000 Carrollton-Farmers Branch Independent
               School District, Texas General Obligation
               Permanent School Fund
               Guarantee, Series 1996, 5.70%, 02/15/17                 1,002,500
    3,500,000 Conroe, Texas Independent School District
               Unlimited Tax Schoolhouse and Refunding
               Bonds, Series 1993, 5.00%, 02/01/18                     3,198,125
    1,100,000 Cypress-Fairbanks Independent School District,
               Texas General Obligation Permanent School
               Fund Guarantee, Series 1996,
               5.375%, 02/15/19...................                     1,061,500
    2,300,000 Fort Bend Independent School District,
               Texas General Obligation Permanent School
               Fund Guarantee, Series 1996, 5.00%, 02/15/18            2,127,500
    1,000,000 Harris County, Texas Detention Facility
               Certificates, Series 1992, 6.00%, 12/15/10              1,065,000
    3,500,000 Harris County, Texas General Obligation
               Tax and Revenue Certificates,
               Series 1994, 6.10%, 10/01/13.......                     3,666,250
    7,720,000 Houston, Texas Water & Sewer Junior Lien
               Revenue Refunding, Series 1991-C,
               6.375%, 12/01/17...................                     8,192,850
    1,215,000 Irving, Texas Independent School District
               Unlimited Tax School Building Bonds,
               Series 1991-C-Permanent School
               Fund, 5.25%, 02/15/09..............                     1,202,850
      270,000 Lower Colorado River Authority Texas Junior
               Lien Refunding Revenue Bonds,
               Series 1992 (ETC), 6.00%, 01/01/17.                       289,912
      490,000 Lower Colorado River Authority Texas Junior
               Lien Refunding Revenue Bonds,
               Series 1992 (ETM), 6.00%, 01/01/17                        515,725
    2,630,000 Lower Colorado River Authority Texas Junior
               Lien Refunding Revenue Bonds,
               Series 1992 (Unrefunded), 6.00%, 01/01/17               2,656,300
    2,000,000 Texas A&M University System Board of Regents
               Revenue Financing System Bonds,
               Series 1996, 5.375%, 05/15/14......                     1,950,000
    3,175,000 Texas State Water Development Bonds,
               Series 1994, 6.90%, 08/01/17.......                     3,516,312
    2,000,000 University of Texas Revenue Financing System
               Bonds, Series 1991, 6.50%, 07/01/11                     2,195,000
    2,000,000 University of Texas System Permanent University
               Fund Bonds, Series 1992B, 6.25%, 07/01/13               2,157,500
    3,000,000 Weatherford, Texas Independent School
               District Unlimited Tax School Building and
               Refunding Bonds, Series 1994, 6.50%, 02/15/15           3,213,750
    1,090,000 Weatherford, Texas Independent School District
               Unlimited Tax School Building and Refunding
               Bonds, Series 1994, 6.40%, 02/15/12                     1,156,763
                                                                      ----------
                                                                      40,510,025
                                                                      ----------
            UTAH (1.1%)
            -----------
    3,080,000 Intermountain Power Agency, Utah Power
               Supply Revenue Refunding Bonds,
               Series 1993-A, 5.50%, 07/01/20.....                     2,937,550
                                                                      ----------

14

                       NATIONIDE(R) TAX-FREE INCOME FUND
                                                                OCTOBER 31, 1996

--------------------------------------------------------------------------------
PRINCIPAL SECURITY                                                      VALUE
--------------------------------------------------------------------------------


          VIRGINIA (13.3%)
          ----------------
   $1,500,000 Fairfax County, Virginia Water Authority
               Water Refunding Revenue
               Series 1992, 6.00%, 04/01/22.......                  $  1,537,500
    4,250,000 Henrico County, Virginia Water and Sewer
               System Refunding Revenue Bonds,
               Series 1994, 5.875%, 05/01/14......                     4,281,875
    1,985,000 Newport News, Virgina General Improvement
               Bonds, Series 1993 E, 5.20%, 01/01/13                   1,908,081
    8,000,000 Richmond, Virginia General Obligation Public
               Improvement Refunding Bonds,
               Series 1991-B, 6.25%, 01/15/18.....                     8,280,000
    2,150,000 Virginia Housing Development Authority
               Commonwealth Mortgage Bonds,
               Series 1993 H, 5.25%, 07/01/23.....                     1,980,687
    2,000,000 Virginia Housing Development Authority
               Commonwealth Mortgage Bonds, Series 1992
               C Subseries C-7, 6.30%, 01/01/15...                     2,035,000
    1,000,000 Virginia Housing Development Authority
               Commonwealth Mortgage Bonds, Series 1995
               B Subseries B-3, 6.35%, 01/01/15...                     1,021,250
    5,500,000 Virginia Housing Development Authority
               Commonwealth Mortgage Bonds,
               Series 1992 A, 7.10%, 01/01/22....                      5,651,250
    1,000,000 Virginia Housing Development Authority
               Commonwealth Mortgage Bonds, Series B
               Subseries B-2, 6.50%, 01/01/10.....                     1,066,250
    1,080,000 Virginia Housing Development Authority
               Commonwealth Mortgage Bonds,
               Series 1995-D, Subseries D-1, 5.95%, 01/01/13           1,085,400
    2,000,000 Virginia Public School Authority School
               Financing Bonds (1991 Resolution),
               Series 1994 A, 6.20%, 08/01/13.....                     2,115,000
    4,595,000 Virginia Public School Authority School
               Financing Bonds (1991 Resolution),
               Series 1995 C, 5.00%, 08/01/16.....                     4,284,838
                                                                      ----------
                                                                      35,247,131
                                                                      ----------

           WASHINGTON (7.1%)
           -----------------
   $2,950,000 Seattle, Washington Metropolitan General
               Obligation Bonds,
               Series 1991, 6.875%, 01/01/20......                  $  3,015,991
    6,150,000 Seattle, Washington Water System and
               Refunding Revenue Bonds, 1993, 5.50%,
               06/01/18...........................                     5,996,250
    7,635,000 Washington State General Obligation,
               Series 1992 A and
               AT-6, 5.75%, 02/01/17..............                     7,654,088
    2,155,000 Washington State General Obligation
               Unlimited Tax Bonds,
               Series DD-14 and B, 6.00%, 09/01/15                     2,219,650
                                                                      ----------
                                                                      18,885,979
                                                                      ----------

           WISCONSIN (4.1%)
           ----------------
    2,000,000 Wisconsin State General Obligation,
               Series 1992-A, 6.30%, 05/01/11.....                     2,157,500
    3,065,000 Wisconsin State General Obligation Refunding
               Bonds of 1996,
               Series1, 5.00%, 05/01/14...........                     2,900,256
    2,000,000 Wisconsin State General Obligation Bonds
               of 1994, Series A, 5.00%, 05/01/14.                     1,892,500
    2,500,000 Wisconsin State Transportation Revenue Bonds,
               Series A, 5.50%, 07/01/12..........                     2,481,250
    1,500,00 Wisconsin State Transportation Revenue
               Bonds,1994 Series A, 5.50%, 07/01/11                    1,462,500
                                                                      ----------
                                                                      10,894,006
                                                                      ----------

            Total long-term municipal securities
            (cost $249,797,168)...................                  $260,481,900
                                                                    ============

Cost also represents cost for federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

[PHOTO]                                      [PHOTO]
Mary Ellen Gere-Penna--                      E. Chris Evan--Nationwide(R)
Growth Fund and Money                        Fund and Government Bond
Market Fund, with her pet                    Fund, portrays Ohio Civil War
Sheltie, Mackenzie.                          General William T. Sherman.

NATIONWIDE(R) FAMILY OF FUNDS
NATIONWIDE(R) U.S. GOVERNMENT INCOME FUND

                             MANAGEMENT DISCUSSION
                              OF FUND PERFORMANCE

The total return for the Nationwide U.S. Government Income Fund for the year ended October 31, 1996, was 5.28% compared to a total return of 5.67% for its benchmark index, the Lehman Brothers Intermediate Government Bond Index.

The past 12 months have been a volatile period for the U.S. bond market. Early in the year, fears of a strengthening economy and higher inflation led to an increase in interest rates. More recently, as favorable inflation results have been released, inflationary concerns have eased and rates have declined from their highs at midyear. Content with the current state of the economy, the Federal Reserve has left the federal funds rate unchanged at 5.00% since early this year. The net change in interest rates over the past 12 months was an increase of approximately .35% in intermediate and long rates. The Fund under-performed the index during this period due to the Fund having a slightly longer average maturity than the index.

The U.S. Government Income Fund continues to be invested in sectors of the government agency and mortgage-backed markets perceived to be undervalued. Approximately 80% of portfolio assets are invested in the collateralized mortgage obligation (CMO) market. The yield on these conservatively structured investments continues to make them attractive portfolio holdings. The remainder of the portfolio is invested in repurchase agreements for liquidity purposes and callable government agency notes for increased portfolio yield.

Wayne T. Frisbee, CFA, Portfolio Manager



FUND VALUE                                                     $39,497,205

                              PORTFOLIO COMPOSITION

      Mortgage-backed securities.........................78.8%
      U.S. government and agency long-term obligations...18.2%
      Other assets less liabilities.......................3.0%



                                TOP FIVE HOLDINGS

                                               VALUE      %
-------------------------------------------------------------------------------
FHLMC (REMIC) Series 1462, Class PT        $5,155,545    13.1%
FNMA (REMIC) Series 93-203, Class PJ        4,905,045    12.4%
Federal Home Loan Banks                     4,012,716    10.2%
FNMA (REMIC) Series 92-151, Class H         3,745,596     9.5%
FHLMC (REMIC) Series 1344, Class D          3,735,156     9.5%



                                FUND PERFORMANCE

                        1992         1993       1994        1995       1996
      U.S.G.I.                                                       $13,532
      CPI                                                            $11,413
      L. Int. Govt.                                                  $13,504

Comparative performance of $10,00 invested in the Nationwide(R) U.S. Government Income Fund since inception (2/10/92), the Lehman Brothers Intermediate Government Bond Index* and the Consumer Price Index (CPI)** over the period since inception ended 10/31/96.

* The Lehaman Bothers Intermediate Government Bond Index represents an unmanaged group of bonds that are not adjusted for expense and includes bonds of lower quality than those purchaseed by our Fund.

** The Consumer Price Index is a broad index reflecting the price changes in a market basket of consumer goods and, unlike the U.S.G.I. Fund, does not reflect any fees or expenses.


                          AVERAGE ANNUAL TOTAL RETURN
                           FOR PERIOD ENDED 10/31/96

                                          1 YEAR        LIFE
Without sales charge.......................5.28%.........6.81%
With sales charge..........................0.32%.........6.64%

The without sales charge returns do not reflect the effects of sales charges. The with sales charge assumes the applicable contigent deferred sales charge
(CDSC) was paid on withdrawls wich has the most dramatic effect on the one-year performance figures. The CDSC declines from 5% in the first year to 0% after 5 years.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

                               FUND HIGHLIGHTS

Monthly income is paid by the Nationwide(R) U.S. Government
Income Fund from a high-quality portfolio of government securities. These securities are generally considered among the safest, though they are not specifically rated by the credit rating agencies.

In a attempt to minimize share price fluctuation, the Nation- wide(R) U. S. Government Income Fund maintains an average portfolio maturity of 10 years or less. Generally, shorter maturities are less subject to price fluctuation. Of course, all bond prices (U.S. Government, municipal and corporate) are affected by interest rates.

                            STATEMENT OF INVESTMENTS
                   NATIONWIDE(R) U.S. GOVERNMENT INCOME FUND
                                                                OCTOBER 31, 1996

--------------------------------------------------------------------------------
PRINCIPAL SECURITY                                    VALUE
--------------------------------------------------------------------------------
           MORTGAGE-BACKED SECURITIES (78.8%)
           ----------------------------------
$1,500,000  FNMA Series 92-126, Class VB,
               8.00%, 07/25/02.................... $  1,553,774
 5,000,000  FHLMC REMIC Series 1462, Class PT,
               7.50%, 01/15/03....................    5,155,545
 3,000,000  FHLMC REMIC Series 1313, Class G,
               7.25%, 06/15/07....................    3,054,297
 4,000,000  FHLMC REMIC Series 1344, Class D,
               6.00%, 08/15/07....................    3,735,156
 4,000,000  FNMA REMIC Series 92-151, Class H,
               6.00%, 08/25/07...................     3,745,596
   414,545  FNMA REMIC Series 1988-25, Class B,
               9.25%, 10/25/18....................      439,405
 2,614,713  FNMA REMIC Series 1990-7, Class B,
               8.50%, 01/25/20....................    2,722,698
 3,437,917  FHLMC REMIC Series 31, Class E,
               7.55%, 05/15/20....................    3,482,847
 2,180,509  FNMA REMIC Series 1992-81, Class Z,
               8.50%, 04/25/22....................    2,314,019
 5,000,000  FNMA REMIC Series 1993-203, Class PJ,
               6.50%, 10/15/23....................    4,905,045
                                                     ----------
            Total mortgage backed securities
            (cost $30,801,959)....................   31,108,382
                                                     ----------

           U.S. GOVERNMENT AND AGENCY
           LONG-TERM OBLIGATIONS (18.2%)
           -----------------------------
 1,000,000  Federal Home Loan Mortgage Corp.
               7.445%, 04/14/04...................    1,015,967
 4,000,000  Federal Home Loan Banks
               6.36%, 03/21/01....................    4,012,716
 1,550,000  Federal National Mortgage Association
               7.26%, 10/05/05....................    1,545,296
 2,000,000  Resolution Funding STRIPS,
               0.00%, 07/15/13....................      633,058
                                                     ----------
            Total U.S. government and agency
            long-term obligations
            (cost $6,992,990).....................    7,207,037
                                                     ----------

           REPURCHASE AGREEMENT (2.7%)
           ---------------------------
 1,055,000  Prudential Securities
            5.55%, due 11/01/96, Collateralized by
            $1,075,000 Student Loan Marketing
            Association Fund 0.00%, due 04/10/97,
            market value $1,077,688 (cost $1,055,000) 1,055,000
                                                     ----------

            Total investments
            (cost $38,849,949).................... $ 39,370,419
                                                   ============

The abbreviations in the statement above stand for the following:
   FNMA  Federal National Mortgage Association
   FHLMC  Federal Home Loan Mortgage Corporation
   REMIC  Real Estate Mortgage Investment Conduit

Cost also represents cost for federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

[PHOTO]

Christopher M. Hungerford (right)-
Growth Fund, accepts his first place
certificate for winning the Champlain
Country Club's 1995 Jr. Championship in
St. Albans, Vermont.

[PHOTO]

From l. to r. Miranda, Katrina and Desiree (twins) and Nichole are the daughters of Timothy Guaraldi-
Nationwide(R) Fund and Growth Fund.

NATIONWIDE(R) FAMILY OF FUNDS
                        NATIONWIDE(R) MONEY MARKET FUND

                             MANAGEMENT DISCUSSION
                              OF FUND PERFORMANCE

The year ended October 31, 1996, has been one of very stable short-term interest rates, which has produced the consistent yield in the Nationwide Money Market Fund. The total return for the year ended October 31, 1996, was 5.05% compared to the Consumer Price Index total return of 2.99%.

The Federal Reserve Board (Feds) has not found sufficient justification to alter monetary policy, and has left the discount rate unchanged at 5.00% since January of this year. Market rates have been nearly as steady. For example, 30-day prime commercial paper has traded between 5.16% and 5.45% this year, and 3-month U.S. Treasury bills have traded between 5.02% and 5.48%.

The absence of inflation has allowed the Feds to stay the course despite periodic indications of strength in the economy and upward pressure on some commodity prices, particularly oil. Both consumer and producer prices have held in what is perceived by the markets as an acceptable range.

Prime commercial paper has continued to provide the best risk/return profile, accounting for its dominant portfolio weighting. The strategy of selecting securities which provide the optimal relative value within a balanced maturity structure will continue, with the focus on liquidity and a stable share value.

William M. Burtch, MBA, Portfolio Manager

FUND VALUE                                                       $729,499,762

                              PORTFOLIO COMPOSITION

      Commercial paper................................................ 92.4%
      Canadian government.............................................  5.1%
      U.S. government obligations and other assets less liabilities ..  2.5%

                                TOP FIVE HOLDINGS
                                             VALUE         %
------------------------------------------------------------------------------
Merrill Lynch & Co.                       $29,181,062     4.0%
MetLife Funding, Inc.                      28,247,486     3.9%
Old Republic Capital Corp.                 28,036,983     3.8%
National Rural Utilities                   27,891,342     3.8%
Norwest Corporation                        27,027,238     3.7%

                                FUND PERFORMAMCE

        1987    1988   1989   1990   1991   1992   1993   1994   1995   1996
MMF                                                                     $17,176
CPI                                                                     $14,365

Comparative performance of $10,000 invested in the Nationwide(R) Money market Fund and the Consumer Price Index (CPI)* over a 10-year period ended 10/31/96.

* The Consumer Price Index is a broad index reflecting price changes in a market basket of consumer goods and, unlike the Money Market Fund, does not reflect any fees or expenses.

                          AVERAGE ANNUAL TOTAL RETURN
                           FOR PERIODS ENDED 10/31/96

                                1 YEAR      5 YEAR     10 YEAR
Without sales charge.............5.05%.......3.99%.......5.55%

An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share. There are no sales charges in the Nationwide(R) Money Market Fund. Past performance is no guarantee of future results.

                                 FUND HIGHLIGHTS

Due to daily dividend compounding from a high-quality portfolio, the Nationwide(R) Money Market Fund offers high current market rates -- plus stability of principal since the Fund seeks to maintain a constant $1.00 per share net asset value. During the Fund's life, its share price has always been $1.00.

Benefits of the Nationwide(R) Money Market Fund include liquidity without penalty, competitive current market rates, daily compounding, security of principal and free checkwriting privileges ($500 minimum).

                           STATEMENT OF INVESTMENTS
                       NATIONWIDE(R) MONEY MARKET FUND
                                                                OCTOBER 31, 1996

--------------------------------------------------------------------------------
PRINCIPAL SECURITY                                   VALUE
--------------------------------------------------------------------------------

           CANADIAN GOVERNMENT OBLIGATIONS (5.1%)
           --------------------------------------
            British Columbia (Providence Of)
$5,000,000  5.23%, due 11/18/96...................  $ 4,987,652
 5,000,000  5.23%, due 12/27/96...................    4,959,322
 5,000,000  5.37%, due 02/10/97...................    4,924,671
 5,000,000  5.44%, due 03/13/97...................    4,900,267
            Canadian Wheat Board
 5,000,000  5.35%, due 11/20/96...................    4,985,882
 8,000,000  5.37%, due 12/16/96...................    7,946,300
 1,500,000  5.27%, due 12/20/96...................    1,489,240
 3,395,000  5.25%, due 01/10/97...................    3,360,343
                                                    -----------
            Total Canadian government obligations
            (cost $37,553,677)....................   37,553,677
                                                    -----------

           COMMERCIAL PAPER   (92.4%)
           --------------------------
           Auto/Finance (2.5%)
            Ford Motor Credit Co.
 4,000,000  5.48%, due 11/07/96...................    3,996,347
 3,800,000  5.30%, due 11/12/96...................    3,793,846
 5,500,000  5.25%, due 12/09/96...................    5,469,521
 5,440,000  5.31%, due 01/30/97...................    5,367,784
                                                    -----------
                                                     18,627,498
                                                    -----------

           BANKS (12.0%)
           -------------
            Banc One Corp.
 5,000,000  5.30%, due 11/15/96...................    4,989,694
 5,000,000  5.24%, due 12/13/96...................    4,969,433
            Corestates Capital Corp.
 8,000,000  5.32%, due 01/28/97...................    7,895,964
            J.P. Morgan & Co., Inc.
 4,000,000  5.23%, due 11/06/96...................    3,997,094
 3,000,000  5.48%, due 11/08/96...................    2,996,804
 5,000,000  5.47%, due 11/12/96...................    4,991,643
 8,640,000  5.42%, due 12/12/96...................    8,586,667
 5,000,000  5.40%, due 12/13/96...................    4,968,500
            National City Credit Corp.
 9,000,000  5.35%, due 11/06/96...................    8,993,313
 8,000,000  5.26%, due 12/04/96...................    7,961,427
            Norwest Corp.
 6,000,000  5.42%, due 11/04/96...................    5,997,290
 7,530,000  5.30%, due 11/26/96...................    7,502,285
 9,480,000  5.30%, due 01/08/97...................    9,385,095
 4,185,000  5.29%, due 01/09/97...................    4,142,568
                                                    -----------
                                                     87,377,777
                                                    -----------

           BROKER-DEALERS (14.1%)
           ----------------------
            Bear Stearns Companies, Inc.
 8,000,000  5.34%, due 11/08/96...................    7,991,693
 7,000,000  5.42%, due 11/12/96...................    6,988,407
 8,000,000  5.42%, due 01/03/97...................    7,924,120
            Dean Witter Discover & Co.
 5,000,000  5.30%, due 01/31/97...................    4,933,014
 5,000,000  5.31%, due 01/31/97...................    4,932,888
            Goldman Sachs Group
 8,000,000  5.25%, due 11/18/96...................    7,980,167
 2,123,000  5.26%, due 11/21/96...................    2,116,796
 8,000,000  5.24%, due 11/25/96...................    7,972,053
            Merrill Lynch & Co., Inc.
 2,912,000  5.62%, due 11/01/96...................    2,912,000
 3,165,000  5.26%, due 11/05/96...................    3,163,150
 7,900,000  5.37%, due 11/07/96...................    7,892,930
 4,150,000  5.43%, due 11/19/96...................    4,138,733
 5,000,000  5.40%, due 11/22/96...................    4,984,250
   870,000  5.27%, due 11/27/96...................      866,689
 4,000,000  5.30%, due 11/27/96...................    3,984,689
 1,245,000  5.27%, due 12/06/96...................    1,238,621
            Morgan Stanley Group, Inc.
 8,000,000  5.52%, due 01/13/97...................    7,910,453
 6,000,000  5.32%, due 01/15/97...................    5,933,500
            Smith Barney, Inc.
 9,055,000  5.27%, due 11/04/96...................    9,051,023
                                                    -----------
                                                    102,915,176
                                                    -----------

           CHEMICALS (7.2%)
           ----------------
            Great Lakes Chemical Corp.
 5,000,000  5.25%, due 11/18/96...................    4,987,604
$8,000,000  5.25%, due 11/20/96................... $  7,977,833
 6,545,000  5.25%, due 12/02/96...................    6,515,411
            Monsanto Co.
 6,116,000  5.45%, due 11/22/96...................    6,096,556
 7,000,000  5.25%, due 12/06/96...................    6,964,271
 5,000,000  5.25%, due 12/09/96...................    4,972,292
 7,000,000  5.32%, due 01/08/97...................    6,929,658
            PPG Industries, Inc.
 8,000,000  5.24%, due 12/18/96...................    7,945,271
                                                    -----------
                                                     52,388,896
                                                    -----------

           CONSUMER PRODUCTS (1.1%)
           ------------------------
            Clorox Co.
 8,000,000  5.40%, due 12/09/96...................    7,954,400
                                                    -----------

           CONSUMER SALES FINANCE (5.5%)
           -----------------------------
            Associates Corp. of North America
 8,050,000  5.33%, due 12/02/96...................    8,013,053
 6,000,000  5.28%, due 12/11/96...................    5,964,800
 7,000,000  5.26%, due 12/17/96...................    6,952,952
 5,260,000  5.30%, due 01/10/97...................    5,205,793
            Avco Financial Services, Inc.
 6,000,000  5.29%, due 01/28/97...................    5,922,413
            Beneficial Corp.
 8,370,000  5.38%, due  11/14/96..................    8,353,739
                                                    -----------
                                                     40,412,750
                                                    -----------

           CORPORATE CREDIT UNIONS (1.5%)
           ------------------------------
            U.S. Central Credit
 2,570,000  5.25%, due 11/07/96...................    2,567,751
 8,730,000  5.32%, due 12/03/96...................    8,688,717
                                                    -----------
                                                     11,256,468
                                                    -----------

           DIVERSIFIED FINANCE (3.5%)
           --------------------------
            General Electric Capital Corp.
 3,000,000  5.40%, due 11/20/96...................    2,991,450
 7,000,000  5.39%, due 11/25/96...................    6,974,847
 8,375,000  5.33%, due 11/27/96...................    8,342,761
 4,400,000  5.425%, due 12/05/96..................    4,377,456
 3,240,000  5.33%, due 03/06/97...................    3,180,038
                                                    -----------
                                                     25,866,552
                                                    -----------

           ELECTRIC UTILITY (3.8%)
           -----------------------
            National Rural Utilities Cooperative Finance Corp.
 4,247,000  5.36%, due 11/01/96...................    4,247,000
   375,000  5.36%, due 11/18/96...................      374,051
 7,455,000  5.25%, due 12/10/96...................    7,412,600
 6,000,000  5.33%, due 12/10/96...................    5,965,355
 5,000,000  5.32%, due 01/09/97...................    4,949,017
 5,000,000  5.30%, due 01/17/97...................    4,943,319
                                                    -----------
                                                     27,891,342
                                                    -----------

           ENTERTAINMENT (3.2%)
           --------------------
            Walt Disney Co.
 8,000,000  5.28%, due 12/04/96...................    7,961,280
 8,000,000  5.27%, due 01/06/97...................    7,922,707
 2,545,000  5.27%, due 01/06/97...................    2,520,411
 5,000,000  5.28%, due 02/03/97...................    4,931,067
                                                    -----------
                                                     23,335,465
                                                    -----------

           FINANCE (2.7%)
           --------------
            American Express Credit Corp.
 6,000,000  5.28%, due 12/11/96...................    5,964,800
 8,000,000  5.26%, due 12/12/96...................    7,952,076
 6,000,000  5.24%, due 12/20/96...................    5,957,207
                                                    -----------
                                                     19,874,083
                                                    -----------

           FOOD & BEVERAGES (6.2%)
           -----------------------
            CPC International, Inc.
 2,790,000  5.27%, due 11/20/96...................    2,782,240
 6,747,000  5.30%, due 12/03/96...................    6,715,214
 8,765,000  5.31%, due 01/13/97...................    8,670,623
 3,200,000  5.31%, due 01/27/97...................    3,158,936
            Campbell Soup Co.
 5,000,000  5.46%, due 12/05/96...................    4,974,217

                         NATIONWIDE(R) MONEY MARKET FUND
                                                                OCTOBER 31, 1996

--------------------------------------------------------------------------------
PRINCIPAL SECURITY                                   VALUE
--------------------------------------------------------------------------------


$8,000,000 5.47%, due 12/30/96................... $   7,928,283
            Heinz (H.J.) Co.
 8,000,000  5.24%, due 11/26/96...................    7,970,889
 2,790,000  5.25%, due 12/04/96...................    2,776,573
                                                    -----------
                                                     44,976,975
                                                    -----------

           HEAVY EQUIPMENT FINANCE (1.9%)
           ------------------------------
            Caterpillar Financial Services
 8,000,000  5.27%, due 11/01/96...................    8,000,000
 5,675,000  5.27%, due 12/03/96...................    5,648,416
                                                    -----------
                                                     13,648,416
                                                    -----------

           INSURANCE (9.2%)
           ----------------
            Marsh & McLennan Co.
 4,535,000  5.26%, due 11/05/96...................    4,532,350
            MetLife Funding, Inc.
 8,065,000  5.38%, due 11/05/96...................    8,060,179
 9,290,000  5.28%, due 11/14/96...................    9,272,287
 6,000,000  5.23%, due 12/06/96...................    5,969,492
 5,000,000  5.30%, due 01/14/97...................    4,945,528
            Old Republic Capital Corp.
 5,000,000  5.53%, due 11/06/96...................    4,996,160
 5,000,000  5.37%, due 12/04/96...................    4,975,387
 5,000,000  5.26%, due 12/10/96...................    4,971,508
 2,171,000  5.26%, due 12/10/96...................    2,158,629
 5,000,000  5.55%, due 01/07/97...................    4,948,354
 6,050,000  5.60%, due 01/07/97...................    5,986,945
            Principal Mutual Life Co., Inc.
 1,000,000  5.24%, due 11/05/96...................      999,418
 5,000,000  5.24%, due 11/08/96...................    4,994,906
                                                    -----------
                                                     66,811,143
                                                    -----------

           LEASE FINANCING (1.9%)
           ----------------------
            PHH Corp.
 9,000,000  5.23%, due 11/13/96...................    8,984,310
 5,000,000  5.25%, due 12/17/96...................    4,966,458
                                                    -----------
                                                     13,950,768
                                                    -----------

           MISCELLANEOUS MANUFACTURING (1.1%)
           ----------------------------------
            Illinois Tool Works
 3,000,000  5.32%, due 11/19/96...................    2,992,020
 5,000,000  5.37%, due 11/19/96...................    4,986,575
                                                    -----------
                                                      7,978,595
                                                    -----------

           OFFICE EQUIPMENT & SUPPLIES (1.2%)
           ----------------------------------
            Pitney Bowes Credit Corp.
 5,000,000  5.47%, due 02/20/97...................    4,915,671
 4,275,000  5.42%, due 02/24/97...................    4,200,982
                                                    -----------
                                                      9,116,653
                                                    -----------

           OIL & GAS (0.2%)
           ----------------
            Koch Industries, Inc.
 1,193,000  5.24%, due 12/17/96...................    1,185,012
                                                    -----------

           PACKAGING/CONTAINERS (2.0%)
           ---------------------------
            Bemis Co., Inc.
 8,600,000  5.28%, due 11/04/96...................    8,596,215
 6,000,000  5.25%, due 12/03/96...................    5,972,000
                                                    -----------
                                                     14,568,215
                                                    -----------

           PAPER & FOREST PRODUCTS (0.7%)
           ------------------------------
            Sonoco Products Co.
 5,000,000  5.38%, due 11/12/96...................    4,991,780
                                                    -----------

           PHARMACEUTICALS/PERSONAL CARE (3.2%)
           ------------------------------------
            Abbott Laboratories
 2,350,000  5.27%, due 01/16/97...................    2,323,855
            Glaxo Wellcome
 3,000,000  5.31%, due 01/22/97...................    2,963,715
 8,000,000  5.31%, due 01/22/97...................    7,903,240
            Schering Corp.
 2,040,000  5.27%, due 11/21/96...................    2,034,027
 8,000,000  5.30%, due 03/18/97...................    7,838,643
                                                    -----------
                                                     23,063,480
                                                    -----------
           PREMIUM FINANCE (1.7%)
           ----------------------
            A.I. Credit Corp.
$3,000,000  5.27%, due 01/06/97................... $  2,971,015
 9,600,000  5.30%, due 03/10/97...................    9,417,680
                                                    -----------
                                                     12,388,695
                                                    -----------
           PRINTING & PUBLISHING (3.6%)
           ----------------------------
            Donnelley RR & Sons
 5,000,000  5.25%, due 12/16/96...................    4,967,188
 6,600,000  5.25%, due 12/16/96...................    6,556,688
            McGraw-Hill, Inc.
 9,740,000  5.33%, due 11/19/96...................    9,714,043
 4,684,000  5.45%, due 11/26/96...................    4,666,271
                                                    -----------
                                                     25,904,190
                                                    -----------
           RAILROADS (2.4%)
           ----------------
            Norfolk & Southern Railway Co.
 5,000,000  5.29%, due 12/06/96...................    4,974,285
 8,000,000  5.42%, due 12/19/96...................    7,942,187
 5,000,000  5.30%, due 01/14/97...................    4,945,528
                                                    -----------
                                                     17,862,000
                                                    -----------
            Total commercial paper
            (cost $674,346,329)...................  674,346,329
                                                    -----------

           U.S. GOVERNMENT AND AGENCY
           OBLIGATIONS (2.4%)
           ------------------
            U.S. Treasury Bills
 5,000,000  4.81%, due 11/14/96...................    4,991,316
 3,090,000  4.86%, due 01/09/97...................    3,061,216
 5,000,000  5.08%, due 02/06/97...................    4,931,562
 5,000,000  5.41%, due 05/29/97...................    4,842,960
                                                    -----------
            Total U.S. government and agency obligations
            (cost $17,827,054)....................   17,827,054
                                                    -----------

            Total investments
            (cost $729,727,060)................... $729,727,060
                                                   ============

Cost also represents cost for federal income tax purposes.

Portfolio holding percentages represent value as a percentage of net assets.

See accompanying notes to financial statements.

NATIONWIDE(R) FAMILY OF FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                                                OCTOBER 31, 1996


                                       NATIONWIDE(R)                   NATIONWIDE(R)     NATIONWIDE(R)  NATIONWIDE(R)  NATIONWIDE(R)
                                         GROWTH         NATIONWIDE(R)     BOND              TAX-FREE      U.S. GOV'T   MONEY MARKET
                                          FUND             FUND           FUND            INCOME FUND    INCOME FUND       FUND
ASSETS

Investments in securities, at value   $ 652,778,128    $960,505,467   $ 131,018,346    $ 260,481,900   $ 39,370,419   $ 729,727,060
(cost $494,088,843; $586,877,361;
$128,346,516; $249,797,168;
$38,849,949 and $729,727,060,
respectively)

Cash                                         94,763          50,014          29,236               --          6,124         283,618

Receivable for Fund shares sold             210,998              --          37,561           27,805         41,813         116,465

Receivable for investment
securities sold                           2,528,450         782,206         973,125        1,442,362             --              --

Accrued interest and dividends
receivable                                  427,232       1,751,914       2,595,433        5,172,757        225,705              --
                                      ---------------------------------------------------------------------------------------------
Total assets                            656,039,571     963,089,601     134,653,701      267,124,824     39,644,061     730,127,143
                                      ---------------------------------------------------------------------------------------------

LIABILITIES

Bank loan                                        --              --              --          502,400             --              --

Payable for Fund shares redeemed                 --       1,222,647         189,600          379,446         60,012          97,247

Payable for investment securities
purchased                                        --       2,726,188         994,063        1,031,040             --              --

Accrued management fees                     281,477         402,203          55,806          145,200         21,576         270,342

Accrued transfer agent fees                  59,010          60,499          13,201           26,200          3,553          57,390

Accrued distribution fees                        --              --              --           44,732          6,639              --

Dividends payable                              (892)          3,907         122,798          321,112         48,045         126,215

Other accrued expenses                       84,271          84,387          25,501           32,934          7,031          76,187
                                      ---------------------------------------------------------------------------------------------
Total liabilities                           423,866       4,499,831       1,400,969        2,483,064        146,856         627,381
                                      ---------------------------------------------------------------------------------------------
NET ASSETS                            $ 655,615,705    $958,589,770   $ 133,252,732    $ 264,641,760   $ 39,497,205   $ 729,499,762
                                      =============================================================================================

NET ASSETS REPRESENTED BY:
Capital Shares, $1 par value
 outstanding                          $  49,152,969    $ 46,957,777   $  14,264,079    $  25,842,939   $  3,932,514   $ 729,501,084

Capital paid in excess of par value     402,016,940     477,434,454     125,775,070      231,376,463     35,480,301              --

Net unrealized appreciation             158,689,285     373,628,106       2,671,830       10,684,732        520,470              --

Accumulated undistributed net
realized gain (loss)                     45,458,844      59,191,383      (9,525,283)      (3,251,345)      (401,674)             --

Accumulated undistributed
(distributions in excess of)
net investment income                       297,667       1,378,050          67,036          (11,029)       (34,406)         (1,322)
                                      ---------------------------------------------------------------------------------------------
NET ASSETS                            $ 655,615,705    $958,589,770   $ 133,252,732    $ 264,641,760   $ 39,497,205   $ 729,499,762
                                      =============================================================================================
Shares outstanding (unlimited
number of shares authorized)             49,152,969      46,957,777      14,264,079       25,842,939      3,932,514     729,501,084
                                      =============================================================================================
Net asset value per share             $       13.34    $      20.41   $        9.34    $       10.24   $      10.04   $        1.00
                                      =============================================================================================
Offering price (100%/(100%-Maximum
 Sales Charge) of net asset value
 adjusted to nearest cent) per
 share*                               $       13.97    $      21.37   $        9.78    $       10.24   $      10.04   $        1.00
                                      =============================================================================================
Maximum sales charge                           4.50%           4.50%           4.50%              --             --              --
                                      =============================================================================================



*For Nationwide(R) Tax-Free Income Fund and U.S. Government Income Fund, redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

NATIONWIDE(R) FAMILY OF FUNDS
                         STATEMENTS OF OPERATIONS
                                             FOR THE YEAR ENDED OCTOBER 31, 1996


                                           NATIONWIDE(R)                NATIONWIDE(R) NATIONWIDE(R) NATIONWIDE(R) NATIONWIDE(R)
                                             GROWTH       NATIONWIDE(R)     BOND        TAX-FREE    U.S. GOV'T    MONEY MARKET
                                              FUND           FUND           FUND       INCOME FUND  INCOME FUND      FUND
INVESTMENT INCOME:

INCOME:

Dividends                                  $ 8,494,220  $ 20,514,352            --           --           --            --

Interest                                     3,349,087     1,573,774    $9,681,741  $15,653,726  $ 2,717,130   $36,273,232
                                           ---------------------------------------------------------------------------------
Total income                                11,843,307    22,088,126     9,681,741   15,653,726    2,717,130    36,273,232
                                           ---------------------------------------------------------------------------------
EXPENSES:

Investment management fees                   3,212,196     4,425,921       663,545    1,704,966      255,149     3,280,802

Distribution fees                                   --            --            --      921,340      137,388            --

Transfer agent fees                            683,043       698,913       161,300      159,115       40,299       653,631

Shareholders' reports                          138,109       139,217        65,742       52,776       15,248       190,601

Registration fees                                   --            --            --       22,972       15,000            --

Professional services                           29,866        32,656         5,234       12,679        1,260        24,893

Custodian fees                                  31,869        43,290        16,048       41,455        7,400        41,694

Trustees' fees and expenses                     17,978        21,747         3,822        2,743          396        18,215

Other                                           26,307        34,960         6,992       12,994        2,336        27,000
                                           ---------------------------------------------------------------------------------
Total expenses before waived expenses        4,139,368     5,396,704       922,683    2,931,040      474,476     4,236,836

Total waived expenses                               --            --            --      394,860       58,881       328,076

Net expenses                                 4,139,368     5,396,704       922,683    2,536,180      415,595     3,908,760
                                           ---------------------------------------------------------------------------------
NET INVESTMENT INCOME                      $ 7,703,939   $16,691,422    $8,759,058  $13,117,546  $ 2,301,535   $32,364,472
                                           =================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:

Net realized gain (loss) on investments    $45,484,621   $ 59,251,910   $ (171,239) $ 2,055,736  $   34,406            --

Net change in unrealized appreciation
 (depreciation)                             20,001,960    127,452,048   (2,045,242)  (1,473,376)   (277,059)           --
                                           ---------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
 on investments                             65,486,581    186,703,958   (2,216,481)     582,360    (242,653)           --
                                           ---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                  $73,190,520   $203,395,380   $6,542,577  $13,699,906  $2,058,882    $32,364,472
                                           =================================================================================

See accompanying notes to financial statements.

NATIONWIDE(R) FAMILY OF FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                NATIONWIDE(R)                NATIONWIDE(R)                   NATIONWIDE(R)
                                                GROWTH FUND                      FUND                          BOND FUND

                                        Year ended       Year ended     Year ended      Year ended      Year ended      Year ended
                                        October 31,      October 31,    October 31,     October 31,     October 31,     October 31,
                                           1996            1995            1996            1995            1996            1995
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                 $   7,703,939   $   8,424,199   $  16,691,422   $  14,301,965   $   8,759,058   $   8,946,837

Net realized gain (loss) on investment   45,484,621      55,104,961      59,251,910      42,454,076        (171,239)     (2,695,214)

Net change in unrealized appreciation
(depreciation) of investments            20,001,960      34,260,953     127,452,048      73,761,567      (2,045,242)     17,358,003
                                      ---------------------------------------------------------------------------------------------

Net increase in net assets resulting
from operations                          73,190,520      97,790,113     203,395,380     130,517,608       6,542,577      23,609,626

Distributions to shareholders from:

Net investment income                    (7,521,249)     (8,424,199)    (16,077,181)    (14,459,586)     (8,801,481)     (8,917,890)

In excess of net investment income               --         (50,491)             --              --              --              --

Net realized gain from investment
transactions                            (55,130,738)     (9,636,714)    (42,514,603)    (54,955,514)             --              --
                                      ---------------------------------------------------------------------------------------------

Decrease in net assets from
distributions to shareholders           (62,651,987)    (18,111,404)    (58,591,784)    (69,415,100)     (8,801,481)     (8,917,890)

CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares         91,753,548      78,233,932     100,830,600      44,342,114      17,666,533      14,412,502

Net asset value of shares issued to
shareholders from reinvestment of
dividends                                61,359,336      17,836,103      51,530,171      60,306,894       7,287,372       7,950,830

Cost of shares redeemed                 (90,962,567)    (57,537,318)   (134,240,940)    (76,759,052)    (23,074,853)    (27,877,661)
                                      ---------------------------------------------------------------------------------------------

Increase (decrease) in net assets
derived from capital share
transactions                             62,150,317      38,532,717      18,119,831      27,889,956       1,879,052      (5,514,329)
                                      ---------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS    72,688,850     118,211,426     162,923,427      88,992,464        (379,852)      9,177,407

NET ASSETS-BEGINNING OF PERIOD          582,926,855     464,715,429     795,666,343     706,673,879     133,632,584     124,455,177
                                      ---------------------------------------------------------------------------------------------
NET ASSETS-END OF PERIOD              $ 655,615,705   $ 582,926,855   $ 958,589,770   $ 795,666,343   $ 133,252,732   $ 133,632,584
                                      =============================================================================================

Undistributed net realized gain (loss)
on investments included in net assets
at end of period                      $  45,458,844   $  55,104,961   $  59,191,383   $  42,454,076   $  (9,525,283)  $  (9,354,044)
                                      =============================================================================================

Undistributed net investment income
included in net assets at end
of period                             $     297,667   $     114,977   $   1,378,050   $     763,809   $      67,036   $     109,459
                                      =============================================================================================

SHARE ACTIVITY:

Shares sold                               7,069,963       6,444,023       5,349,375       2,806,172       1,897,464       1,613,435

Reinvestment of dividends                 4,952,188       1,578,080       2,874,632       4,081,126         784,086         892,591

Shares redeemed                          (6,978,391)     (4,861,121)     (7,129,736)     (4,857,164)     (2,486,318)     (3,144,695)
                                      ---------------------------------------------------------------------------------------------

Net increase (decrease) in number
of shares                                 5,043,760       3,160,982       1,094,271       2,030,134         195,232        (638,669)
                                      =============================================================================================



See accompanying notes to financial statements.

NATIONWIDE(R) FAMILY OF FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS


                                         NATIONWIDE(R)                   NATIONWIDE(R)              NATIONWIDE(R)
                                      TAX-FREE INCOME FUND         U.S. GOV'T INCOME FUND         MONEY MARKET FUND

                                 Year ended       Year ended     Year ended    Year ended    Year ended     Year ended
                                 October 31,      October 31,    October 31,   October 31,   October 31,    October 31,
                                    1996            1995            1996          1995         1996           1995

INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:

Net investment income          $  13,117,546  $  13,060,318  $  2,301,535  $  2,266,549  $  32,364,472   $  29,238,839

Net realized gain (loss) on
investments                        2,055,736     (3,951,178)       34,406        70,730             --           4,106

Net change in unrealized
appreciation  (depreciation)
of investments                    (1,473,376)    24,981,359      (277,059)    3,505,345             --              --
                               ---------------------------------------------------------------------------------------

Net increase in net assets
resulting from operations         13,699,906     34,090,499     2,058,882     5,842,624     32,364,472      29,242,945

DISTRIBUTIONS TO
SHAREHOLDERS FROM:

Net investment income            (13,122,781)   (13,407,484)   (2,301,535)   (2,266,549)   (32,359,207)    (29,239,264)

In excess of net investment
income                               (11,029)            --       (34,406)           --             --          (6,587)

Net realized gain from
investment transactions                   --             --            --            --         (4,106)             --

Paid in capital                           --             --           (10)      (14,726)            --              --
                               ---------------------------------------------------------------------------------------

Decrease in net assets from
distributions to shareholders    (13,133,810)   (13,407,484)   (2,335,951)   (2,281,275)   (32,363,313)    (29,245,851)

CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares  20,245,316     18,662,663     4,773,320     3,165,132    746,407,569     626,666,560

Net asset value of shares
issued to shareholders from
reinvestment of dividends          9,330,442     10,382,144     1,753,068     1,830,091     30,963,908      29,971,841

Cost of shares redeemed          (27,983,697)   (28,340,872)   (6,529,084)   (6,528,260)  (652,583,762)
                               ---------------------------------------------------------------------------------------

Increase (decrease) in net
assets  derived from capital
share transactions                 1,592,061        703,935        (2,696)   (1,533,037)   124,787,715     112,976,889
                               ---------------------------------------------------------------------------------------

NET INCREASE (DECREASE)
IN NET ASSETS                      2,158,157     21,386,950      (279,765)    2,028,312    124,788,874     112,973,983

NET ASSETS-BEGINNING OF PERIOD   262,483,603    241,096,653    39,776,970    37,748,658    604,710,888     491,736,905
                               ---------------------------------------------------------------------------------------

NET ASSETS-END OF PERIOD       $ 264,641,760  $ 262,483,603  $ 39,497,205  $ 39,776,970  $ 729,499,762   $ 604,710,888
                               =======================================================================================

Undistributed net realized
gain (loss) on investments
included in net assets
at end of period               $  (3,251,345) $  (5,307,081) $   (401,674) $   (436,080) $          --   $       4,106
                               =======================================================================================

Undistributed (distributions
in excess of) net investment
income included in net assets
at end of period               $     (11,029) $       5,235  $    (34,406) $         --  $      (1,322)  $      (6,587)
                               =======================================================================================

SHARE ACTIVITY:

Shares sold                        1,986,252      1,898,854       482,073       326,609    746,407,569     626,666,560

Reinvestment of dividends            914,259      1,056,582       175,851       189,664     30,963,908      29,971,841

Shares redeemed                   (2,748,350)    (2,901,957)     (655,486)     (681,184)  (652,583,762)   (543,661,512)
                               ---------------------------------------------------------------------------------------

Net increase (decrease) in
number of shares                     152,161         53,479         2,438      (164,911)   124,787,715     112,976,889
                               =======================================================================================



See accompanying notes to financial statements.

NATIONWIDE(R) FAMILY OF FUNDS
                              FINANCIAL HIGHLIGHTS
           SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING


                                                                                 NATIONWIDE(R) GROWTH FUND
                                                                                   Years ended October 31,

                                                             1996          1995            1994            1993           1992
NET ASSET VALUE-BEGINNING OF PERIOD                   $      13.22   $      11.35    $     11.14    $       9.94    $     9.57

Net investment income                                         0.16           0.21           0.09            0.17          0.20

Net realized gain (loss) and unrealized
appreciation (depreciation)                                   1.36           2.10           0.53            1.41          0.46
                                                      ------------------------------------------------------------------------------

Total from investment operations                              1.52           2.31           0.62            1.58          0.66

Dividends from net investment income                         (0.16)         (0.20)         (0.19)          (0.17)        (0.20)

Distributions from net realized gain from
investment transactions                                      (1.24)         (0.24)         (0.22)          (0.21)        (0.09)
                                                      ------------------------------------------------------------------------------

Total distributions                                          (1.40)         (0.44)         (0.41)          (0.38)        (0.29)
                                                      ------------------------------------------------------------------------------

Net increase (decrease) in net asset value                    0.12           1.87           0.21            1.20          0.37

NET ASSET VALUE-END OF PERIOD                         $      13.34   $      13.22    $     11.35     $     11.14    $     9.94
                                                      ==============================================================================

Total Return (excludes sales charges)                        12.36%         21.01%          5.73%          16.16%         6.94%

Net Assets, End of Period (000)                       $    655,616    $   582,927    $   464,715     $    411,853   $  330,950

Ratio of expenses to average net assets                       0.64%          0.66%          0.68%           0.68%         0.65%

Ratio of net investment income to average net assets          1.20%          1.66%          1.71%           1.63%         1.97%

Portfolio turnover                                           25.61%         27.10%         14.50%          10.20%        13.10%

Average commission rate paid *                              5.3923(cent)        -              -               -


                                                                                      NATIONWIDE(R) FUND
                                                                                   Years ended October 31,

                                                             1996          1995            1994            1993           1992
NET ASSET VALUE-BEGINNING OF PERIOD                   $      17.35   $      16.12    $     16.55     $     16.31     $   15.77

Net investment income                                         0.36           0.31           0.37            0.31          0.37

Net realized gain (loss) and unrealized
appreciation (depreciation)                                   3.98           2.49           0.41            0.67          0.98
                                                      ------------------------------------------------------------------------------

Total from investment operations                              4.34           2.80           0.78            0.98          1.35

Dividends from net investment income                         (0.35)         (0.31)         (0.36)          (0.33)        (0.36)

Distributions from net realized gain from
investment transactions                                      (0.93)         (1.26)         (0.85)          (0.41)        (0.45)
                                                      ------------------------------------------------------------------------------

Total distributions                                          (1.28)         (1.57)         (1.21)          (0.74)        (0.81)
                                                      ------------------------------------------------------------------------------

Net increase (decrease) in net asset value                    3.06           1.23          (0.43)           0.24          0.54
                                                      ------------------------------------------------------------------------------

NET ASSET VALUE-END OF PERIOD                         $      20.41   $      17.35    $     16.12     $     16.55     $   16.31
                                                      ==============================================================================

Total Return (excludes sales charges)                        26.11%         19.24%          4.88%           6.16%         8.68%

Net Assets, End of Period (000)                       $    958,590   $    795,666    $   706,674     $   753,239     $ 726,012

Ratio of expenses to average net assets                       0.61%          0.63%          0.63%           0.62%         0.61%

Ratio of net investment income to average net assets          1.89%          1.95%          2.26%           1.96%         2.32%

Portfolio turnover                                           16.71%         16.50%         15.40%          25.80%        12.80%

Average commission rate paid *                              5.9393(cent)        -              -               -             -


* Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

See accompanying notes to financial statements.

NATIONWIDE(R) FAMILY OF FUNDS
                              FINANCIAL HIGHLIGHTS
           SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING


                                                                                   NATIONWIDE(R)  BOND FUND
                                                                                   Years ended October 31,

                                                             1996          1995            1994            1993           1992
NET ASSET VALUE-BEGINNING OF PERIOD                      $    9.50      $    8.46      $   10.07        $   9.58      $   9.46

Net investment income                                         0.61           0.63           0.60            0.74          0.76

Net realized gain (loss) and unrealized
appreciation (depreciation)                                  (0.15)          1.04          (1.56)           0.52          0.23
                                                         ---------------------------------------------------------------------------

Total from investment operations                              0.46           1.67           (.96)           1.26          0.99

Dividends from net investment income                         (0.62)         (0.63)         (0.65)          (0.77)        (0.85)

Distribution from paid in capital                                -              -              -               -         (0.02)
                                                         ---------------------------------------------------------------------------

Total distributions                                          (0.62)         (0.63)         (0.65)          (0.77)        (0.87)
                                                         ---------------------------------------------------------------------------

Net increase (decrease) in net asset value                   (0.16)          1.04          (1.61)           0.49          0.12

NET ASSET VALUE-END OF PERIOD                            $    9.34      $    9.50      $    8.46       $   10.07      $   9.58
                                                         ===========================================================================

Total Return (excludes sales charges)                         5.05%         20.41%         (9.81%)         13.61%        10.85%

Net Assets, End of Period (000)                          $ 133,253      $ 133,633      $ 124,455       $ 151,090      $  90,187

Ratio of expenses to average net assets                       0.70%          0.71%          0.71%           0.68%         0.65%

Ratio of net investment income to average net assets          6.60%          7.04%          7.11%           7.63%         8.63%

Portfolio turnover                                           38.95%         70.40%         58.00%          68.50%       100.80%



                                                                              NATIONWIDE(R) TAX-FREE INCOME  FUND
                                                                                   Years ended October 31,

                                                             1996          1995            1994            1993           1992
NET ASSET VALUE-BEGINNING OF PERIOD                      $   10.22      $       9.40   $   10.95       $    9.94      $   9.81

Net investment income                                         0.51              0.51        0.53            0.54          0.56

Net realized gain (loss) and unrealized
appreciation (depreciation)                                   0.02              0.84       (1.45)           1.10          0.13
                                                         ---------------------------------------------------------------------------

Total from investment operations                              0.53              1.35       (0.92)           1.64          0.69

Dividends from net investment income                         (0.51)            (0.53)      (0.51)          (0.54)        (0.56)

Distributions from net realized gain from
investment transactions                                          -                 -       (0.12)          (0.09)            -
                      -
                                                         ---------------------------------------------------------------------------

Total distributions                                          (0.51)            (0.53)      (0.63)          (0.63)        (0.56)
                                                         ---------------------------------------------------------------------------

Net increase (decrease) in net asset value                    0.02              0.82       (1.55)           1.01          0.13
                                                         ---------------------------------------------------------------------------

NET ASSET VALUE-END OF PERIOD                            $   10.24      $      10.22   $    9.40       $   10.95      $   9.94
                                                         ===========================================================================

Total Return                                                  5.31%            14.66%      (8.74%)         16.97%         7.18%

Net Assets, End of Period (000)                          $ 264,642      $    262,484   $ 241,097       $ 253,042      $170,650

Ratio of expenses to average net assets                       0.96%             0.98%       0.99%           0.98%         0.98%

Ratio of expenses to average net assets *                     1.11%             1.13%       1.14%           1.13%         1.13%

Ratio of net investment income to average net assets          4.98%             5.20%       5.02%           5.07%         5.62%

Ratio of net investment income to average net assets *        4.83%             5.05%       4.87%           4.92%         5.47%

Portfolio turnover                                           24.15%            31.70%      59.20%          28.40%        69.80%


* Ratio calculated as if no expenses were waived.

See accompanying notes to financial statements.

NATIONWIDE(R) FAMILY OF FUNDS
                              FINANCIAL HIGHLIGHTS
           SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING


                                                                             NATIONWIDE(R) U.S. GOV'T INCOME FUND
                                                                                    Years ended October 31,
                                                                                                                 Period from 2/10/92
                                                                                                                    (commencement
                                                                                                                    of operations)
                                                              1996           1995           1994           1993      to 10/31/92

NET ASSET VALUE-BEGINNING OF PERIOD                      $   10.12      $    9.22      $   10.26       $   9.97       $  10.00

Net investment income                                         0.59           0.59           0.54           0.53           0.46

Net realized gain (loss) and unrealized
appreciation (depreciation)                                  (0.08)          0.89          (0.96)          0.45          (0.03)
                                                      ------------------------------------------------------------------------------

Total from investment operations                              0.51           1.48          (0.42)          0.98           0.43

Dividends from net investment income                         (0.58)         (0.58)         (0.55)         (0.53)         (0.46)

In excess of net investment income                           (0.01)            --             --             --             --

Distributions from net realized gain from
investment transactions                                         --             --          (0.07)         (0.16)            --
                                                      ------------------------------------------------------------------------------

Total distributions                                          (0.59)         (0.58)         (0.62)         (0.69)         (0.46)
                                                      ------------------------------------------------------------------------------

Net increase (decrease) in net asset value                   (0.08)          0.90          (1.04)          0.29          (0.03)
                                                      ------------------------------------------------------------------------------

NET ASSET VALUE-END OF PERIOD                            $   10.04      $   10.12      $    9.22       $  10.26       $   9.97
                                                      ==============================================================================

Total Return                                                  5.28%         16.47%         (4.20%)        10.15%          7.26%*

Net Assets, End of Period (000)                          $  39,497      $  39,777      $  37,749       $ 38,452       $ 18,211

Ratio of expenses to average net assets                       1.06%          1.08%          1.09%          1.10%          1.00%*

Ratio of expenses to average net assets **                    1.21%          1.23%          1.24%          1.25%          1.17%*

Ratio of net investment income to average net assets          5.86%          5.92%          5.62%          5.12%          6.38%*

Ratio of net investment income to average net assets **       5.71%          5.77%          5.47%          4.97%          6.21%*

Portfolio turnover                                            9.30%         25.40%         67.50%         99.00%        157.40%



                                                                                NATIONWIDE(R) MONEY MARKET FUND
                                                                                   Years ended October 31,

                                                             1996          1995            1994            1993           1992

NET ASSET VALUE-BEGINNING OF PERIOD                      $    1.00      $    1.00      $    1.00       $    1.00      $   1.00

Net investment income                                         0.05           0.05           0.03            0.03          0.03

Dividends from net investment income                         (0.05)         (0.05)         (0.03)          (0.03)        (0.03)
                                                      ------------------------------------------------------------------------------

Net increase (decrease) in net asset value                    -              -              -               -             -
                                                      ------------------------------------------------------------------------------

NET ASSET VALUE-END OF PERIOD                            $    1.00      $    1.00      $    1.00       $    1.00 $        1.00
                                                      ==============================================================================

Total Return                                                  5.05%          5.46%          3.34%           2.60%         3.53%

Net Assets, End of Period (000)                          $ 729,500      $ 604,711      $ 491,737       $ 418,615      $488,998

Ratio of expenses to average net assets                       0.60%          0.62%          0.65%           0.70%         0.71%

Ratio of expenses to average net assets **                    0.65%          0.67%          0.70%           0.73%         0.71%

Ratio of net investment income to average net assets          4.93%          5.34%          3.33%           2.57%         3.50%

Ratio of net investment income to average net assets **       4.88%          5.29%          3.28%           2.54%         3.50%


*  Total Return and ratios are annualized for periods of less than one year.

** Ratios calculated as if no expenses were waived.

See accompanying notes to financial statements.

NATIONWIDE(R) FAMILY OF FUNDS
                         NOTES TO FINANICAL STATEMENTS
                                                                OCTOBER 31, 1996



1.  Summary of Significant Accounting Policies

Nationwide Investing Foundation (NIF) and Nationwide Investing Foundation II (NIF-II) are diversified, open-end investment companies. NIF was created under the laws of Michigan by an Indenture of Trust, dated May 5, 1933. NIF-II was created under the laws of Massachusetts as a Massachusetts Business Trust on October 5, 1985. The Trusts, which are registered under the Investment Company Act of 1940, as amended, offer shares in six separate mutual funds.

     (a) Security Valuation
     ----------------------

     (1)  Growth, Fund, Bond, Tax-Free Income, and U.S. Government Income
          Funds:
          Securities traded on a national securities exchange are valued at closing prices. Listed securities for which no sale was reported on the valuation date are valued at quoted bid prices or fair market procedures authorized by the Boards of Trustees.

     (2)  Money Market Fund:
          Securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940 as amended.

          The value of a repurchase agreement generally equals the purchase price paid by the Fund (cost) plus the interest accrued to date. The seller, under the repurchase agreement, is required to maintain the market value of the underlying collateral at not less than the value of the repurchase agreement. Securities subject to repurchase agreements are held by the Federal Reserve/Treasury book-entry system or by the Fund's custodian or an approved sub-custodian.

   (b) Security Transactions and Investment Income
   -----------------------------------------------

      Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date; interest income is recorded on an accrual basis and includes, where applicable, the pro rata amortization of premium or discount.

   (c) Federal Income Taxes
   ------------------------

      NIF and NIF-II qualify as regulated investment companies under the Internal Revenue Code during the periods covered by the accompanying statements. No provision has been made for federal income taxes as it is the intention to continue such qualification and to distribute all taxable income to shareholders. To the extent net realized gains are offset through the application of a capital loss carryover, they will not be distributed to shareholders but will be retained by the Trusts.

      As of October 31, 1996, the Nationwide Bond, Tax-Free Income, and U.S. Government Income Funds had net capital loss carry forwards in the amounts of $9,525,283, $3,251,345, and $401,674, respectively. The Bond
      Fund carry forwards will expire within 5 to 8 years, the Tax-Free Income Fund carry forwards will expire within 7 years, and the U.S. Government Income Fund carry forwards will expire within 6 years.

   (d) Dividends to Shareholders
   -----------------------------

     (1)  Growth and Nationwide Funds:
          Dividends are paid quarterly and are recorded on the ex-dividend date.

     (2)  Bond, Tax-Free Income, U.S. Government Income, and Money Market Funds:
          Dividends are declared daily and paid monthly from the sum of the net investment income

     Distributable net realized capital gains are declared and distributed at least annually for all funds.

     Dividends and distributions to shareholders are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are considered either permanent or temporary in nature. In accordance with AICPA Statement of Position 93-2, permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-capital. These reclassifications have no effect upon the net asset value of the respective funds.

   (e) Expenses
   ------------

      Direct expenses of a fund are allocated to that fund. General expenses of the Trusts are allocated to the funds based upon each fund's relative average net assets.

   (f) Use of Estimates
   --------------------

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

2.  TRANSACTIONS WITH AFFILIATES

   (a) Growth, Fund, Bond, and Money Market Funds
   ----------------------------------------------

      As investment manager for the NIF Funds, Nationwide Advisory Services, Inc. (NAS), (formerly Nationwide Financial Services, Inc.), an affiliated company, earns an annual fee of

NATIONWIDE(R) FAMILY OF FUNDS
                         NOTES TO FINANICAL STATEMENTS
                                                                OCTOBER 31, 1996


     .5% based on the average daily net assets; this fee would not be payable in full if the effect of such payment would increase total expense (excluding taxes other than payroll taxes and brokerage commissions on portfolio transactions) to an amount exceeding 1% of average daily net assets for any fiscal year. Such limitations on total expenses did not affect management fees during the periods covered by the financial statements.

     The investment manager voluntarily waived annual fees totaling .05% of average daily net assets in the Money Market Fund for the year ended October 31, 1996, or $328,076 representing $.0005 per average share outstanding.

     NAS also receives fees for services as principal underwriter. Such fees are deducted from and are not included in proceeds from sales of capital shares. From such fees, NAS pays sales commissions, salaries, and other expenses. Such fees aggregated $1,029,727 on Growth Fund shares, $1,089,371 on Fund Shares, and $202,206 on Bond Fund shares for the year ended October 31, 1996.

     (b) Tax-Free Income, and U.S. Government Income Funds
     -----------------------------------------------------

     As investment manager for each NIF-II Fund, NAS earns an annual fee based on average daily net assets of each Fund at the rate of .65% on the first $250 million, .60% on the next $250 million, .55% on the next $250 million, and .50% on the average daily net assets in excess of $750 million. Total annual expenses will not exceed the limits prescribed by any state in which the Fund shares are offered for sale. Such limitation did not affect the management fees for the year ended October 31, 1996.

     NAS may also receive fees on the NIF-II Funds for distribution pursuant to a Rule 12b-1 Distribution Plan approved by the Board of Trustees. These fees are based on average daily net assets of each Fund at an annual rate of .35%. During the year ended October 31, 1996, each Fund paid distribution fees at the annual rate of .20% of average daily net assets, with the distributor voluntarily waiving the remaining .15%. During the year ended October 31, 1996, NAS waived $394,860 and $58,881 for both the Tax-Free Income and U.S. Government Income Funds, representing $.015 per average share outstanding for each fund.

     NAS also receives fees for services as principal underwriter. Such fees are contingent deferred sales charges for the NIF-II Funds ranging from 5% to 1% imposed on redemptions which cause the current value of an account to fall below the total purchase payments made during the past five years. Contingent deferred sales charges aggregated $169,310 on the Tax-Free Income Fund shares and $58,918 on the U.S. Government Income Fund shares for the year ended October 31, 1996.

A subsidiary of NAS (Nationwide Investors Services, Inc.) acts as Transfer and Dividend Disbursing Agent for the Funds.

3. BANK LOANS

Both NIF and NIF II Trusts have unsecured bank lines of credit of $25,000,000 each. Borrowings under these arrangements bear interest at the Federal Funds rate plus .50%. These interest costs are included in custodian fees in the Statements of Operations. No compensating balances are required. The Tax-Free Income Fund had an outstanding balance on these lines at October 31, 1996, of $502,400.

4.  INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding U.S. Government and short-term securities), and purchases and sales of U.S. Government Obligations for the year ended October 31, 1996, are summarized as follows:

                                                            U.S. GOVERNMENT
                                  SECURITIES                  OBLIGATIONS
                          PURCHASES        SALES        PURCHASES       SALES

  Growth............    $189,946,018   $149,806,703   $140,798,139  $177,258,794
  Fund..............     152,063,007    162,300,308             --            --
  Bond..............      45,363,936     44,199,913      5,484,075     5,655,312
  Tax-Free Income...      64,427,275     63,072,201             --            --
  U.S. Gov't Income        2,349,359        549,166      2,548,984     2,993,516
  Money Market......              --             --     31,107,476    42,347,000

Realized gains and losses have been computed on the first-in, first-out basis. Included in net unrealized appreciation (depreciation) at October 31, 1996, are the following components:

                             GROSS          GROSS
                           UNREALIZED     UNREALIZED   NET UNREALIZED
                             GAINS          LOSSES      APPRECIATION
  Growth................ $174,291,915   $(15,602,630)   $158,689,285
  Fund  ................  387,579,796    (13,951,690)    373,628,106
  Bond..................    3,405,725       (733,895)      2,671,830
  Tax-Free Income.......   11,242,731       (557,999)     10,684,732
  U.S. Gov't Income.....      773,537       (253,067)        520,470

5. FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For corporate shareholders, 89.3% of the Growth Fund and 97.5% of the Fund income dividends and short-term capital gain distributions in the fiscal year ended October 31, 1996, qualify for the corporate dividend received deduction.

All of the distributions paid by the Tax-Free Income Fund during the fiscal year are exempt from federal income tax.

                          INDEPENDENT AUDITORS' REPORT




The Shareholders and Board of Trustees
         The Nationwide Investing Foundation
         The Nationwide Investing Foundation II:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of The Nationwide Investing Foundation--Nationwide Growth Fund, Nationwide Fund, Nationwide Bond Fund, Nationwide Money Market Fund, and of The Nationwide Investing Foundation II--Nationwide Tax-Free Income Fund and Nationwide U.S. Government Income Fund, as of October 31, 1996, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of October 31, 1996, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Nationwide Investing Foundation and The Nationwide Investing Foundation II as of October 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.



                                                           KPMG Peat Marwick LLP


Columbus, Ohio
December 13, 1996

Excerpts from Moody's Investors Service Inc., description of its three highest bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations. Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbol Aa 1, A 1, Baa 1, Ba 1 and B 1.

Excerpts from Standard & Poor's Corporation description of its three highest bond ratings: AAA--highest grade obligations; they possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree;

A--strong ability to pay interest and repay principal although more susceptible to change in circumstances.

COMMERCIAL PAPER

Excerpts from Standard & Poor's Corporation description of its two highest commercial paper ratings:

A-1--judged to be the highest investment grade category possessing the highest relative strength;

A-2--investment grade category possessing less relative strength than the highest rating.

Excerpts from Moody's Investors Service, Inc., description of its two highest commercial paper ratings:

P-1--the highest grade possessing greatest relative strength;

P-2--second highest grade possessing less relative strength than the highest grade.

STATE AND MUNICIPAL NOTES

Excerpts from Moody's Investors Service, Inc., description of state and municipal note ratings:

MIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3--Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

                                       18